As filed with the Securities and Exchange Commission on April 21, 2016
File No. 333-101927
811-08584
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 20	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 289	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 2, 2016 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

HARTFORD SELECT LEADERS
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
PO BOX 14293
LEXINGTON, KY 40512-4293
1-800-862-6668 (CONTRACT OWNERS)
1-800-862-4397 (ACCOUNT EXECUTIVES)
www.thehartford.com/annuities

The variable annuity products described in this prospectus are no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in-force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
This prospectus describes Series II, Series IIR, Series III and Series IV of Hartford Select Leaders variable annuity. Series II Contracts were issued before January 30, 2004. Series IIR Contracts were issued after January 30, 2004, but before November 15, 2004. Series III Contracts were issued on or after November 15, 2004, but before May 2, 2005. Series IV Contracts are issued on or after May 2, 2005.
The differences between Series II/IIR Contracts, Series III Contracts, and Series IV Contracts are the fees, expenses, and death benefits.
This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”) where you agreed to make at least one Premium Payment to us and we agreed to make a series of Annuity Payouts at a later date. This is an individual, deferred, flexible-premium variable annuity. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

✓	Flexible, because you may add Premium Payments at any time.

✓	Generally tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.

✓	Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
You must allocate your Premium Payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors (“Funds”). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds described in this prospectus are part of the following portfolio companies: AIM Variable Insurance Funds, American Funds Insurance Series, Franklin Templeton Investments, MFS Investment Management, Morgan Stanley Select Dimensions Investment Series and The Universal Institutional Funds, Inc. The Funds are described in greater detail in Appendix I.
This Contract and its features may not be available for sale in all states. Please refer to the “State Variations” discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.
At the time you purchased your Contract you were able to allocate some or all of your Premium Payment to the Fixed Account, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Amounts allocated to the Fixed Account are not segregated from our assets like the assets of the Separate Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Account.
You should keep this prospectus for your records. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (http://www.sec.gov).

Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 2, 2016
Date of Statement of Additional Information: May 2, 2016

1. Highlights
Below is a summary of some important information about your variable annuity Contract.
a. Maximum Issue Age:
Subject to State variations (see Section 7), the Annuitant, Contract Owner or joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see Sections 1(h) and 5(a). We, or any broker-dealer, investment adviser, financial adviser, Account Executive or selling firm (“Registered Representative”), may refuse to sell a Contract or any optional benefit to any person based on age and other relevant criteria. Optional benefits are also subject to separate maximum issue ages described in Section 1(e) below.
b. Is the Fixed Account available? ☑ Yes ☐ No [see Section 3]
c. Contingent Deferred Sales Charges:
There may be a variety of variable annuity products available for you to purchase from us. These products may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). Other variations among our variable annuities include, among other things, different Mortality and Risk Charges, different investment options, the amount of the minimum initial investment, access to the Fixed Accumulation Feature and the amount of commissions paid to your Registered Representative. The form of Contract you select is specified in your Application. Not every variable annuity product is necessarily available from your Registered Representative.
This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:

Year	1	2	3	4	5	6	7	8
Charge	7%	7%	7%	6%	5%	4%	3%	0%
For more information, see Sections 2, 5(b) and 7.
Nursing Home Sales Charge Waiver: Should the need arise for the Annuitant, Contract Owner or joint Contract Owner to enter a nursing home or hospital, you can access money from your Contract - with no Contingent Deferred Sales Charges - to help pay these expenses. Certain requirements must be met, including:

•	The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;

•	The nursing home or hospital stay must be prescribed by a physician; and

•	The stay in the nursing home or hospital must exceed 180 consecutive days.
See “State Variations” in Section 7 for more information.
Annual Withdrawal Amount: This is the amount you may withdraw annually without a Contingent Deferred Sales Charge.

•	Years 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.

•	After Year 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.
While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59½ when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.
e. Contract Charges:

•	Mortality and Expense Risk Charge: 1.45% annually, charged daily from Sub-Account Value.

•	Administrative Charge: 0.05% (Series III and Series IV Contracts) or 0.15% (Series II and Series IIR Contracts) annually, charged daily from Sub-Account Value.

•	Annual Maintenance Fee: $30, waived for Contract Values of $50,000 and over on the Contract Anniversary or at full Surrender.

•	Premium Taxes: These are taxes paid to state or municipal authorities upon authorization and range from 0% to up to 3.5% of Premiums paid.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values. See Section 5(b) for more information.

F. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus	Guaranteed Minimum Death Benefit that ratchets up based on performance
The Hartford’s Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
The Hartford’s Principal First Preferred*	Guaranteed Minimum Withdrawal benefit
The Hartford’s Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
The Hartford’s Lifetime Income Builder Portfolios	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
The Hartford’s Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights

*	Closed to new investors
For The Hartford’s Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford’s Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold/Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Threshold/Lifetime Benefit Payment.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected will be identified on your contract. Not every optional feature may be available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 5(d) and Appendix VI.
g. Annuity Payout Options: You must begin to take Annuity Payouts by the later of the Annuitant’s 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:

• Payments for a Period Certain	• Life Annuity with Payments for a Period Certain
• Life Annuity	• Joint and Last Survivor Annuity
• Life Annuity with a Cash Refund	• Joint and Last Survivor Annuity with Payments for a Period Certain
h. Death Benefits: A Death Benefit is the amount we will pay if the Annuitant, Contract Owner, or joint Contract Owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or joint Contract Owner on the date the Contract is issued. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See Section 5(e) for more information.
Standard Death Benefits — Available for no additional charge

•	Premium Security Death Benefit (issue ages 0-80): The highest of

(i)	Contract Value,

(ii)	total Premium Payments adjusted for Surrenders, or

(iii)	Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death), whichever is less.
Once issued, this Death Benefit doesn’t change for as long as you own your Contract.

•	Asset Protection Death Benefit (issue ages 81-85): The highest of:

(i)	Contract Value, or

(ii)	Premium Payments adjusted for Surrenders or Contract Value plus 25% of Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of death), whichever is less.
Standard Death Benefit — If you elect The Hartford’s Lifetime Income Builder

•
The Hartford’s Lifetime Income Builder Guaranteed Minimum Death Benefit replaces the standard Death Benefit. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value as of the date proof of death is received by us.

Optional Death Benefit — Available for an additional daily charge equal to 0.30% annually

•
MAV Plus — Subject to State variations, if you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and the greatest of (i) the Standard Death Benefit; (ii) Maximum Anniversary Value; or (iii) the Earnings Protection Benefit. In states where MAV Plus Death Benefit is not available, we offer the “MAV Death Benefit.” See Sections 2, 5(b), 5(e) and 7 for more information.

i. Things to consider
Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. Before you invest, you should therefore consider among other things:

•	How long you intend to hold the variable annuity (also referred to as investment time horizon).

•	Whether you can afford to make Premium Payments based on your other assets and income.

•	Whether you thoroughly understand how this product works and how charges may affect your investments.

•	Whether you are able to accept market fluctuations based on underlying Fund performance.

•	Whether you have a need for tax-deferral, lifetime income and/or a guaranteed withdrawal benefit or a death benefit.

•	Whether investing in a variable annuity through any form of qualified plan or IRA may be the right investment decision even though a variable annuity will provide no additional tax advantages.

•	Whether you have a need for long-term income, tax deferral or a death benefit (especially if you are an older person).

•	You should not invest in this variable annuity if you want to make frequent Sub-Account transfers.

•
While we provide several ways for you to access your money, not all of your Premium Payments may be easily accessible. For instance, if you are less than 59½ when you make a Surrender, you may have to pay a federal income tax penalty on some or all of the money you take out.

•	Changing the ownership of your Contract may have adverse tax consequences and can result in the recalculation of your benefits.

•	Asset-based fees, also known as service
For more information about variable annuities, see
http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232
j. Will my Registered Representative be paid a commission or receive any type of a compensation for selling this variable annuity?
We pay an up-front commission of up to 7% and trail commissions will generally not be more than 1% of your Contract Value. Commissions vary based on the type of Contract sold. We also provide various promotional incentives to induce Financial Intermediaries to promote our products over others. This could create an incentive for your Registered Representative to recommend products that best compensate them rather than ones that may meet your needs. We encourage you to check with your Registered Representative about whether they are working on a fee-based or commission-based compensation arrangement. See Section 7 for more information.

2. Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or Surrender the Contract. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1) First Year (2)	7%
Second Year	7%
Third Year	7%
Fourth Year	6%
Fifth Year	5%
Sixth Year	4%
Seventh Year	3%
Eighth Year	0%

(1)	Each Premium Payment has its own Contingent Deferred Sales Charge schedule. See Section 5(b) for more information.

(2)	Length of time from each Premium Payment.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the Contract, not including fees and expenses of the underlying Funds.

	Series II & Series IIR	Series III and IV
Annual Maintenance Fee (3)	$30	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value) Mortality and Expense Risk Charge	1.45%	1.45%
Administrative Charge	0.15%	0.05%
Total Separate Account Annual Expenses	1.60%	1.50%
Optional Charges (as a percentage of average daily Sub-Account Value) MAV Plus Death Benefit Charge (4)	0.30%	0.30%
The Hartford’s Principal First Charge (5)(6)	0.75%	0.75%
The Hartford’s Principal First Preferred Charge (5)	0.20%	0.20%
Total Separate Account Annual Expenses with optional benefit Separate Account charges (7)	2.65%	2.55%
Optional Charges (as a percentage of average daily Sub-Account Value) The Hartford’s Lifetime Income Builder Charge (5)(6)(9)	0.75%	0.75%
Optional Charges (as a percentage of the Payment Base (8))
The Hartford’s Lifetime Income Builder II Charge	0.75%	0.75%
The Hartford’s Lifetime Income Builder Selects (5)(6)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%
The Hartford’s Lifetime Income Builder Portfolios (5)(6)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%

(3)
An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.

(4)	See “State Variations” under Section 7 for additional information.

(5)
You may choose only one of the following: The Hartford’s Principal First, The Hartford’s Principal First Preferred, The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios.

(6)
Current rider charges are: The Hartford’s Lifetime Income Builder - 0.75%; The Hartford’s Lifetime Income Builder II - 0.75%; The Hartford’s Principal First - 0.75%; Current charges for The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%.

(7)
Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges excluding The Hartford’s Lifetime Income Builder charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford’s Lifetime Income Builder.

(8)	See “Does the Benefit Amount/Payment Base change under this rider?” in Section 5(d) and Appendices VI & VII Appendix VI.D for a description of “Benefit Amount” and “Payment Base.”

(9)
The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

The next item table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.54%	2.42%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example reflects a deduction for any Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses including the highest combination of Optional Charges, and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract. If you did not select all of the optional benefits, your expenses would be lower than those shown in the Example.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, we assume a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, we waive the Annual Maintenance Fee, so the Example shows charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Series II/IIR:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,182
3 years	$2,266
5 years	$3,164
10 years	$5,381

(2)	If you annuitize at the end of the applicable time period:

1 year	$443
3 years	$1,535
5 years	$2,617
10 years	$5,278

(3)	If you do not Surrender your Contract:

1 year	$550
3 years	$1,641
5 years	$2,723
10 years	$5,381

Series III/IV:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,182
3 years	$2,266
5 years	$3,164
10 years	$5,381

(2)	If you annuitize at the end of the applicable time period:

1 year	$443
3 years	$1,535
5 years	$2,617
10 years	$5,278

(3)	If you do not Surrender your Contract:

1 year	$550
3 years	$1,641
5 years	$2,723
10 years	$5,381

Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see “How is the value of my Contract calculated before the Annuity Commencement Date?” in Section 5. Please refer to Appendix VI for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3. General Contract Information
The Company
We are stock life insurance companies. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States, except New York, and in the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Hartford, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.
The Separate Account
The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of “Separate Account” under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•	Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•
Is not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•	Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

•
May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•	Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and Charges for Optional Benefits (if applicable), may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Contract Value may decrease in value.
The Portfolios
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix I for more information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2015, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford Funds Management Company, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC,

MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pacific Investment Management Company, LLC, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2015, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2015, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $82.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Account
Effective October 4, 2013, we will no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature prior to October 4, 2013.
This portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
Premium Payments and Contract Values allocated to the Fixed Account become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments and Contract Values allocated to the Fixed Account are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Account on a “first-in first-out” basis. The Fixed Account interest rates may vary by State.
Any interest credited to amounts you allocate to the Fixed Account in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed interest rate for any given year.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
As stated above, we will no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
4. Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
5. The Contract
a. Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
This prospectus describes four versions of the Contract. Series II Contracts were issued before January 30, 2004. Series IIR contracts were issued after January 30, 2004, but before November 19, 2004. Series III Contracts were issued on or after November 19, 2004, but before May 2, 2005. Series IV Contracts are issued on or after May 2, 2005.

How do I purchase a Contract?
You may purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver’s license or other identifying documents. Non-Resident Alien (NRA) application submissions require our prior approval.
The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase® Program. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments of $1 million or more unless we provide prior approval. We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Premium Payments of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

•	if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more;

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will usually be invested within two Valuation Days of our actual receipt at our Administrative Offices of a properly completed application or an order request and the Premium Payment in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. The suitability and good order process can take up to 17 Business Days from when you leave your Premium with your Registered Representative. During this period, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if your Premium Payments have been sent to us or deposited into our bank account. We are not responsible for market losses, gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Registered Representative’s recommendations. Your Financial Institution, and we, may directly or indirectly earn income on your Premium Payments. These circumstances represent a conflict of interest. For more information, contact your Registered Representative.
Can I cancel my Contract after I purchase it?
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel you Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Account and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

•	The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•
Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What happens when I request a Sub-Account transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What restrictions are there on my ability to make a Sub-Account transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-
Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies — Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s    request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
“Excepted funds” such money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Account Feature Transfers — During each Contract Year, you may make transfers out of the Fixed Account Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).
Fixed Account Feature Transfer Restrictions — Except as otherwise provided, during each Contract Year, you may transfer the greater of:

•
30% of the Contract Value in the Fixed Account Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or

•	An amount equal to your largest previous transfer from the Fixed Account Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Account Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Account Feature for up to 6 months from the date of your request.
You must wait 6 months after your most recent transfer from the Fixed Account Feature before moving Sub-Account Values back to the Fixed Account Feature. If you make systematic transfers from the Fixed Account Feature under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Account Feature.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried our at the end of that date. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgment Hartford returns to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Specific charges and fees are described in the Highlights Section.
The Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Account Executives and the cost of preparing sales literature and other promotional activities.
We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.
Surrender Order — During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.
Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a Contingent Deferred Sales Charge, then from 10% of Premium Payments still subject to a Contingent Deferred Sales Charge and then from Premium Payments subject to a Contingent Deferred Sales Charge on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.

For the examples below, assume that you made an initial Premium Payment of $10,000 and, on the fourth Contract Anniversary, you made an additional Premium Payment of $20,000.
In Contract Year 6, when your Contract Value is $34,000, you make a partial Surrender of $15,000. Because the initial premium is still subject to a Contingent Deferred Sales Charge, we will determine the Contingent Deferred Sales Charge for your partial surrender as follows:
•    We will Surrender 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.
•    We will then Surrender the Premium Payments that have been in the Contract the longest.
•    That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 4% on that amount, or $400.
•    The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 7% of the $2,000, or $140.
•    Your Contingent Deferred Sales Charge is $540.
In Contract Year 8 (i.e., when the initial Premium Payment is no longer subject to a Contingent Deferred Sales Charge) when your Contract Value is $37,000, you make a partial Surrender of $25,000. Because the initial Premium Payment of $10,000 is not subject to a Contingent Deferred Sales Charge, but the additional Premium Payment of $20,000 is, we will determine the Contingent Deferred Sales Charge for your partial surrender as follows:
•    We will first surrender earnings, which is the Contract Value ($37,000) less your Premium Payments ($30,000), or $7,000.
•    We will next surrender Premium Payments not subject to Contingent Deferred Sales Charges. Therefore, the next $10,000 will be from the surrender of the initial Premium Payment, which has no Contingent Deferred Sales Charge.
•    We will next surrender the Annual Withdrawal Amount, which is 10% of the Premium Payments subject to a Contingent Deferred Sales Charge, or $2,000, without charging a Contingent Deferred Sales Charge.
•    The final $6,000 will be surrendered from the additional Premium Payment. The Contingent Deferred Sales Charge is 6% of the amount of that premium that is surrendered, or $360.
•    Your Contingent Deferred Sales Charge is $360.
If you have any questions about these charges, please contact us or your Registered Representative.

The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:

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Annual Withdrawal Amount — Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

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If you are a patient in a certified long-term care facility or other eligible facility — We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

✓	facility recognized as a general hospital by the proper authority of the state in which it is located;

✓	facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

✓	facility certified by Medicare as a hospital or long-term care facility; or

✓	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

•	Exchanges — As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.

This waiver may not be available in all states.

•	Upon death of the Annuitant, or any Contract Owner — No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.

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Upon Annuitization — The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

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For The Hartford’s Principal First Benefit Payments — If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

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For The Hartford’s Principal First Preferred Benefit Payments — If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

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For The Hartford’s Lifetime Income Builder Payments — If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment or Lifetime Benefit Payment amount as the case may be.

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For Required Minimum Distributions — This allows Annuitants who are age 70½ or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

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For substantially equal periodic payments — We will waive Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period — No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct for Series II, Series IIR, Series III and Series IV Contracts a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

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Expense Risk — We also bear an expense risk that the CDSCs and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
For administration, we apply a daily charge for Series II and Series IIR Contracts at the rate of 0.15% per year against all Contract Values held in the Separate Account during both the accumulation and the annuity phases of the Contract. For Series III Contracts and Series IV Contracts, we apply a daily charge at the rate of 0.5% per year against all Contract Values held in the Separate Account during both the accumulation and the annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Charges Against the Funds
Annual Fund Operating Expenses — The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Charges for Optional Benefits

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MAV Plus or MAV/EPB Death Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You could only elect this benefit at the time you purchase your Contract. This optional death benefit is only available for Series IV Contracts.

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The Hartford’s Principal First Charge — This rider/option can no longer be elected or added after you purchase your Contract. We will deduct this charge on a daily basis based on Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may elect the annuitization option at any time. You will be subject to fee increases if you elect to step-up the Benefit Amount.

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The Hartford’s Principal First Preferred Charge — This rider/option can no longer be elected or added after you purchase your Contract. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub-Accounts. We will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel the rider. You may elect the annuitization option at any time. You may elect to cancel this rider after the 5th anniversary of the date you added The Hartford’s Principal First Preferred to your Contract.

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The Hartford’s Lifetime Income Builder Charge — The Hartford’s Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.

We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford’s

Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford’s Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may restart automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
c. The Hartford’s Principal First and The Hartford’s Principal First Preferred
Electing The Hartford’s Principal First or The Hartford’s Principal First Preferred
The Hartford’s Principal First and The Hartford’s Principal First Preferred can no longer be elected or added after you purchased your Contract.
Once you elect The Hartford’s Principal First you cannot cancel it and we will continue to deduct The Hartford’s Principal First Charge until we begin to make Annuity Payouts.
You may cancel The Hartford’s Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford’s Principal First Preferred to your Contract. If you cancel The Hartford’s Principal First Preferred, all Benefit Payments and charges for The Hartford’s Principal First Preferred will terminate. Once The Hartford’s Principal First Preferred is canceled it cannot be reinstated. If you do not cancel it, we will continue to deduct The Hartford’s Principal First Preferred Charge until we begin to make Annuity Payouts.
Whether you elected either The Hartford’s Principal First or The Hartford’s Principal First Preferred, a company-sponsored exchange will not be considered to be a revocation or termination of either benefit.
Overview
The Hartford’s Principal First and The Hartford’s Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elected your optional benefit. The amount that is protected is your “Benefit Amount.” In other words, The Hartford’s Principal First and The Hartford’s Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.
Determining your Benefit Amount
The initial Benefit Amount for both The Hartford’s Principal First and The Hartford’s Principal First Preferred depends on when you elected your optional benefit. If you elected your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elected your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.

•	Your Benefit Amount can never be more than $5 million.

•	Your Benefit Amount is reduced as you take withdrawals.
Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year (“Benefit Payment”). The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford’s Principal First and The Hartford’s Principal First Preferred, respectively.
Benefit Payments

Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford’s Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.
If you elected your optional benefit when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you established your optional benefit anytime after you purchased your Contract, we count the first year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.
Benefit Payments can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Anytime we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value (“New Contract Value”) and then we deduct the amount of the last Surrender from the Benefit Amount (“New Benefit Amount”). Then we compare those results:

•	If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract, the Benefit Payment is unchanged.

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If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract, we have to recalculate your Benefit Payment. For The Hartford’s Principal First, your Benefit Payment becomes 7% of your New Contract Value. For The Hartford’s Principal First Preferred, your Benefit Payment becomes 5% of your New Contract Value.

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If the New Contract Value is less than the New Benefit Amount, your New Benefit Amount is then equal to the New Contract Value. We have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the “old” Benefit Payment to the “new” Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values.

Any additional Premium Payments made to your Contract will cause the Benefit Amount to be increased on a dollar-for-dollar basis. The Benefit Payment will equal the prior Benefit Payment plus 5% or 7% of the additional Premium Payment for The Hartford’s Principal First Preferred and The Hartford’s Principal First, respectively. If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.
The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.
Surrendering your Contract
You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford’s Principal First or The Hartford’s Principal First Preferred.
If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.
The fixed annuity payout option for The Hartford’s Principal First is called The Hartford’s Principal First Payout Option. The fixed annuity payout option for The Hartford’s Principal First Preferred is called The Hartford’s Principal First Preferred Payout Option.

While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.
Annuitizing your Contract
If you elected The Hartford’s Principal First or The Hartford’s Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford’s Principal First Payout Option or The Hartford’s Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.
Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.
If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing The Hartford’s Principal First Payout Option or The Hartford’s Principal First Preferred Payout Option whichever is applicable or any of the death benefit options offered in your Contract.
If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.
The Hartford’s Principal First — Step-Up
Any time after the 5th year The Hartford’s Principal First has been in effect, you may elect to “step-up” the Benefit Amount. There is no “step-up” available for The Hartford’s Principal First Preferred. If you choose to “step-up” the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to “step-up” the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford’s Principal First “step-up” has been in place, you may choose to “step-up” the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can “step-up” without waiting for the 5th year their Contract has been in force.
We currently allow you to “step-up” The Hartford’s Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a “step-up” to occur on your Contract Anniversary. At the time you elect to “step up,” we may be charging more for The Hartford’s Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon “step-up” we will charge you the current charge. Before you decide to “step-up,” you should request a current prospectus which will describe the current charge for this benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called “election dates” in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

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Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any written election request received more than 30 days prior to an election date.

•	We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.

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If an election form is received in good order within the 30 days prior to an election date, the “step up” will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the “step up” will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

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Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

The Hartford’s Principal First Preferred — Investment Restrictions
We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.
Required Minimum Distributions
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
For purposes of The Hartford’s Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.
Other Information
We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford’s Principal First and The Hartford’s Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford’s Principal First or The Hartford’s Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

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The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

For examples on how The Hartford’s Principal First is calculated, please see “Appendix III.” For examples on how The Hartford’s Principal First Preferred is calculated, please see “Appendix IV.”
d. The Hartford’s Lifetime Income Builder
This rider is closed to new investors. (Including existing owners)
Overview
The Hartford’s Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford’s Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford’s Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:

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Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) (or Annuitant if the contract owner is a trust) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or

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Guaranteed Minimum Death Benefit a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. Depleting the Benefit Amount by taking Withdrawal Benefits or Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit.

Electing The Hartford’s Lifetime Income Builder
This rider is closed to new investors. You may elect The Hartford’s Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. However, a Company sponsored exchange of this rider will not be considered to be a revocation or termination of this rider. The benefits comprising The Hartford’s Lifetime Income Builder may not be purchased separately. This rider is no longer available for new sales.

The Hartford’s Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.
If you elected The Hartford’s Lifetime Income Builder, you may not elect The Hartford’s Principal First or The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may restart automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
If you decline the fee increase we will suspend automatic Benefit Amount increases. You can restart automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Determining your Benefit Amount
The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

•
Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as “automatic Benefit Amount increases”), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, and subtract 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner’s or Annuitant’s 75th birthday.

•	Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.

•	Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

C.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the Surrender; or

(ii)	the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

•
Benefit Amount Limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford’s Lifetime Income Builder.

If your automatic Benefit Amount increases have been suspended as a result of your declining a fee increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.
Since the Benefit Amount is a central source for both benefits under The Hartford’s Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.
Please refer to the Examples included in Appendix VI for a more complete description of these effects.
Withdrawal Benefit
The following Section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.
Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be recalculated to equal the Benefit Amount immediately following the Surrender times 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.
If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. Subsequent Premium Payments may decrease instead of increase the Benefit Payment. See Example 10 in Appendix V for more information.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically recalculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.
If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any

Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.
Lifetime Benefit Payment
Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner’s 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider’s effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.
Please refer to the Examples included in Appendix V for a more complete description of these effects.
Surrendering your Contract under The Hartford’s Lifetime Income Builder
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford’s Lifetime Income Builder.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the

Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford’s Lifetime Income Builder Fixed Period Certain Payout or The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.
Guaranteed Minimum Death Benefit Provision
The Hartford’s Lifetime Income Builder includes a Guaranteed Minimum Death Benefit (“GMDB”) that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. If the Contract Value is zero as of the date that due proof of death is received by us, there will be no death benefit under The Hartford’s Lifetime Income Builder.
Ownership Change
We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford’s Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.
Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford’s Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.
An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):

(A)
If The Hartford’s Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.

(B)
If The Hartford’s Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford’s Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford’s Lifetime Income Builder charge will terminate.
In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.
Spousal Contract Continuation
If the Contract Owner dies and the Beneficiary is the deceased Contract Owner’s spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).
If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A)
If The Hartford’s Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.

(B)
If The Hartford’s Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford’s Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford’s Lifetime Income Builder charge will terminate.
In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.
Annuity Commencement Date
If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract will automatically be annuitized. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford’s Lifetime Income Builder rules applicable when the Contract Value equals zero.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Other Information
The Hartford’s Lifetime Income Builder may not be available in all states or through all broker-dealer firms.
For purposes of determining the Benefit Amount under The Hartford’s Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford’s Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
The Hartford’s Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:

•
Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If the Contract Value is zero as of the date that due proof of death is received by us, there will be no death benefit under The Hartford’s Lifetime Income Builder.

•
Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford’s Lifetime Income Builder rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.

•
Purchasing The Hartford’s Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford’s Lifetime Income Builder you will also forfeit other benefits such as The Hartford’s Principal First and The Hartford’s Principal First Preferred.

•	Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.

•
Spouses who are not a joint Owner or a Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford’s Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.

•
Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option but will not be subject to automatic Benefit Amount increases.

•	Certain ownership changes may result in a reduction of benefits.

•	We may not allow assignments under The Hartford’s Lifetime Income Builder.

•	We may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.

We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

For examples on how The Hartford’s Lifetime Income Builder is calculated, please see Appendix VI.

e. Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.
Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Account for each Beneficiary’s portion of the proceeds.
Death Benefit for Series IV Contracts
In most cases, we have used the same terminology in the Contract and this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled “Asset Protection Death Benefit” and “Premium Security Death Benefit.” Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the “Maximum Anniversary Value/Earnings Protection Benefit” rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Account Executive or us.
This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit.
This minimum guaranteed Death Benefit is offered at no additional cost. If you elect The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford’s Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.
The Premium Security Death Benefit
If both you and your Annuitant were younger than age 81 on the date we issued this Contract, your Death Benefit is the greatest of:

•	Your Contract Value on the date we receive due proof of death;

•	Your Total Premium Payments adjusted for any partial Surrenders; or

•	The lesser of:

✓	Your Maximum Anniversary Value described below; or

✓	Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.
The Asset Protection Death Benefit
If you or your Annuitant were age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of A, B and, if applicable, C below:

A.	Your Contract Value on the date we receive due proof of death;

B.	The lesser of:

✓	Total Premium Payments adjusted for any partial Surrenders; or

✓
Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

C.
If one of you and your Annuitant is age 81 or older on the date we issue this Contract and one of you and your Annuitant is age 79 or younger on the date we issue this Contract, the death benefit payable upon the death of the younger of you or your Annuitant as determined above will be subject to the following minimum amount:

•	The lesser of:

✓	Your Maximum Anniversary Value described below; or

✓	Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced for any partial Surrenders as shown below.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Optional Death Benefit for Series IV Contracts
You were able to elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the “MAV Plus Death Benefit,” which is short for “Maximum Anniversary Value Plus Death Benefit.” The name of the rider for the MAV Plus Death Benefit is called the “Maximum Anniversary Value/Earnings Protection Benefit” rider. If you elected MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.
In states where the MAV Plus Death Benefit is not available, we offer the “MAV Death Benefit,” which stands for “Maximum Anniversary Value Death Benefit.” Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Account Executive or contact us. We also have examples of the Death Benefit calculations in Appendix II at the end of the prospectus that may be helpful in understanding the Death Benefit choices.
The MAV Plus Death Benefit
If you elected MAV Plus, the benefit that we pay upon death will be the greater of the standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the “MAV Death Benefit,” which stands for “Maximum Anniversary Value Death Benefit.” Not all Death
Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or contact us or your Account Executive.
The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.
The MAV Plus Death Benefit is the greatest of:

•	Your Contract Value on the date we receive due proof of death;

•	Total Premium Payments adjusted for any partial Surrender;

•	Your Maximum Anniversary Value; or

•	Your Earnings Protection Benefit described below.
Earnings Protection Benefit

The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit was added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms gain and cap are described below.
If you and/or your Annuitant were age 70 or older on the date the MAV Plus Death Benefit was added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.
We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.
We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:

•	The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

•	Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

•	Any adjustments for partial Surrenders.
Additional Information about the Death Benefits for Series IV Contracts
For more information on how these optional benefits may affect your taxes, please see the section entitled, “Federal Tax Considerations,” under sub-section entitled “Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans.”
We impose a limit on total death benefits if:

•	The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and

•	Aggregate Premium Payments total $5 million or more.
When the limit applies, total death benefits cannot exceed the greater of:

•	The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

•	The aggregate Contract Value plus $1 million.
However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

•	The aggregate Contract Value; plus

•	The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.
Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
Death Benefit for Series II, Series IIR and Series III Contracts
You were able to purchase this Contract with either the Asset Protection Death Benefit or the Premium Protection Death Benefit. You could not choose both. If you did not choose a Death Benefit, we will issued your Contract with the Asset Protection Death Benefit.
You were able to elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the “MAV/EPB Death Benefit,” which is short for “Maximum Anniversary Value/Earnings Protection Benefit Death Benefit.” The MAV/EPB Death Benefit is in addition to the Asset Protection Death Benefit or the Premium Protection Death Benefit.
The following table summarizes information about the Death Benefit choices in the Series II, Series IIR and Series III Contracts. We also have examples of the Death Benefit calculations in Appendix II at the end of the prospectus that may be helpful in understanding the Death Benefit choices. You made your Death Benefit choices at the time you purchased your Contract. You cannot change those elections. The following chart, which was designed to assist owners when the Contracts were still for sale, is included to help you understand the choices you made.

Standard Death Benefit Choices	Summary	How it works
Asset Protection	Not available if you elect the Premium Protection Death Benefit.	This Death Benefit is the greatest of:
Death Benefit	No extra charge.	✓ Contract Value; or

✓    Contract Value PLUS 25% of the total Premium Payments excluding any subsequent Premium Payments we receive within 12 months of death or after death. Premium Payments are adjusted for any partial Surrenders; or

✓ Contract Value PLUS 25% of your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death or after death.
This Death Benefit cannot exceed the greatest of:
✓ Contract Value; or
✓ Total Premium Payments adjusted for any partial Surrenders; or
✓ Your Maximum Anniversary Value.
Premium Protection Death Benefit	Not available if you elect the Asset Protection Death Benefit.	This Death Benefit is the greater of:
Death Benefit	No extra charge.	✓ Contract Value; or
	You cannot choose this Death Benefit if either you or your Annuitant are 76 years old or older.	✓ Total Premium Payments you have made to us minus an adjustment for any partial Surrenders.

Optional Death Benefit	Summary	How it works
MAV/EPB Death Benefit
Optional Death Benefit that is available for an additional annual charge based on your Contract Value invested in the Sub-Accounts and is deducted daily.
Only available upon purchase.
May elect in addition to either the Asset Protection Death Benefit or the Premium Protection Death Benefit. The Death Benefit will be the same regardless of whether you elect the Asset Protection Death Benefit or the Premium Protection Death Benefit.
You cannot choose this Death Benefit by itself.
You cannot choose this Death Benefit if you or your Annuitant are 76 years old or older.
If you elect this Death Benefit with the Asset Protection Death Benefit, your Death Benefit will be the greatest of:
✓ The Asset Protection Death Benefit described above;
✓ The total Premium Payments you have made to us adjusted for any partial Surrenders;
✓ our Maximum Anniversary Value; or
✓ The Earnings Protection Benefit.
If you elect this Death Benefit with the Premium Protection Death Benefit, your Death Benefit will be the greatest of:
✓ The Premium Protection Death Benefit described above;
✓ Your Maximum Anniversary Value; or
✓ The Earnings Protection Benefit.
Asset Protection Death Benefit
The Asset Protection Death Benefit is one of the two standard Death Benefit choices.
Here is an example of how the Asset Protection Death Benefit works.
Assume that:

➢	You made an initial Premium Payment of $100,000.

➢	In your fourth Contract Year, you made a partial Surrender of $8,000.

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000.

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000.

➢	Your Maximum Anniversary Value was $150,000.

We determine the Asset Protection Death Benefit by finding the greatest of these three values:	Based on the assumptions above, here is how we would do the actual calculations:
✓ Contract Value or	Contract Value equals $115,000.
✓    Contract Value PLUS 25% of the total Premium Payments excluding any subsequent Premium Payments we receive within 12 months of death or after death. Premium Payments are adjusted for any partial Surrenders; or
$115,000 + [25% (($100,000 − $0) − $8,000)] = $138,000
✓ Contract Value PLUS 25% of your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death or after death.	$115,000 + [25% ($150,000)] = $152,500.
The Asset Protection Death Benefit has a maximum. That means the Death Benefit cannot exceed the Asset Protection Death Benefit Maximum.
Asset Protection Death Benefit Maximum:
The Asset Protection Death Benefit cannot exceed the greatest of:	Based on the assumptions above, here is the calculation of the Asset Protection Death Benefit Maximum:
✓ Contract Value;	• Contract Value is $115,000,
✓ Total Premium Payments you have made to us, adjusted for any partial Surrenders; or	• Total Premium Payments you have made to us minus an adjustment for any partial Surrenders [$100,000 − $8,000 = $92,000], or
✓ Your Maximum Anniversary Value.	• Your Maximum Anniversary Value is $150,000.
Because the greatest of the three values above is $150,000, the maximum Death Benefit is $150,000.
The discussion of the Death Benefit choices above says that we make an adjustment to your total Premium Payments for partial Surrenders when we calculate the Death Benefit. We calculate the adjustment to your total Premium Payments for partial Surrenders by reducing your total Premium Payments on a dollar for dollar basis for total partial Surrenders within a Contract Year up to 10% of total Premium Payments. After that, we reduce your total Premium Payments by a factor that we compute by taking into account the amount of your total partial Surrenders within a Contract Year that exceed 10% of total Premium Payments and your Contract Value before and after the Surrender. We use this calculation to determine the adjustment to total Premium Payments for partial Surrenders for all of the Death Benefits discussed in this prospectus. For examples of how we calculate the Death Benefit, please see “Appendix II.”
The discussion of the Death Benefit choices above also refers to your Maximum Anniversary Value. The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced by an adjustment for any partial Surrenders made since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
We make an adjustment for partial Surrenders when we calculate your Anniversary Value. We calculate the adjustment to your Anniversary Value for partial Surrenders by reducing your Anniversary Value on a dollar for dollar basis for total partial Surrenders within a Contract Year up to 10% of total Premium Payments. After that, we reduce your Anniversary Value by a factor that we compute by taking into account the amount of your total partial Surrenders within a Contract Year that exceed

10% of total Premium Payments and your Contract Value before and after the Surrender. For examples of how we calculate the Death Benefit, please see “Appendix II.”
We use these calculations to determine your Maximum Anniversary Value for all of the Death Benefits discussed in this prospectus.
Premium Protection Death Benefit
The Premium Protection Death Benefit was one of the two standard Death Benefit choices.
Here is an example of how the Premium Protection Death Benefit works.

➢	You made an initial Premium Payment of $100,000,

➢	In your fourth Contract Year, you made a partial Surrender of $8,000,

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000,

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000.

We determine the Premium Protection Death Benefit by finding the greater of these two values:	Based on the assumptions above, here is how we would do the actual calculations:
✓ Contract Value; or	$115,000
✓ Total Premium Payments you have made to us minus an adjustment for any partial Surrenders.	$100,000 − $8,000 = $92,000
Because your Contract Value was greater than the adjusted total Premium Payments, your Death Benefit is $115,000.
We make an adjustment to your total Premium Payments for partial Surrenders as discussed above under “Adjustments to total Premium Payments for partial Surrenders.”
If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will not apply under the Contract after the transfer. Instead, the Death Benefit will be the Contract Value.
Optional Death Benefit for Series II, Series IIR and Series III Contracts
This rider/option can no longer be elected or added after you purchase your Contract. We call the optional Death Benefit the “MAV/EPB Death Benefit,” which is short for “Maximum Anniversary Value/Earnings Protection Benefit Death Benefit.” The MAV/EPB Death Benefit is in addition to the Asset Protection Death Benefit or the Premium Protection Death Benefit.
The amount of the MAV/EPB Death Benefit will not be different regardless of whether your Contract has the Asset Protection Death Benefit or the Premium Protection Death Benefit.
If you elected the MAV/EPB Death Benefit, you cannot cancel it
You could elect the MAV/EPB Death Benefit at the time that you purchased your Contract.
The MAV/EPB Death Benefit is described below.
MAV/EPB Death Benefit
This table shows how the Death Benefit works if you elected the MAV/EPB Death Benefit when you purchased your Contract with either of the standard Death Benefit choices:

MAV/EPB Death Benefit with the Asset Protection Death Benefit	MAV/EPB Death Benefit with the Premium Protection Death Benefit
The Death Benefit will be the greatest of the Asset Protection Death Benefit or the following three values:	The Death Benefit will be the greatest of the Premium Protection Death Benefit or the following two values:
• The total Premium Payments you have made to us minus an adjustment for any partial Surrenders;	• Your Maximum Anniversary Value; or
• Your Maximum Anniversary Value; or	• The Earnings Protection Benefit, which is discussed below.
• The Earnings Protection Benefit, which is discussed below.

➢
If your Contract has the MAV/EPB Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the MAV/EPB Death Benefit will not apply under the Contract after the transfer. Instead, for Contracts with the Asset Protection Death Benefit only the Asset Protection Death Benefit will remain in force under the Contract. For Contracts with the Premium Protection Death Benefit, the Death Benefit will be the Contract Value. However, we will continue to deduct the charge for the MAV/EPB Death Benefit until we begin to make Annuity Payouts.

Earnings Protection Benefit — If you and your Annuitant were age 69 or under when you purchased your Contract, the Earnings Protection Benefit is:

•	Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, plus

•	40% of the Contract gain since the date that you purchased your Contract.
We determine any Contract gain by comparing your Contract Value on the date you purchase your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.
We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if a partial Surrender is greater than Contract gain we:

•	Add the amount of the partial Surrender to the Contract Value on the date you purchase your Contract;

•	Then we add any Premium Payments made after the date you purchase your Contract and before you made the partial Surrender;

•	Next we subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender; and

•	We subtract the sum of any prior adjustments for all prior partial Surrenders made after you purchased your Contract.
If that amount is greater than zero, the result becomes the amount of the adjustment for the partial Surrender.
We use the adjustment for partial Surrenders when we calculate the Contract gain by:

•	Subtracting the Contract Value on the date you purchase your Contract and any subsequent Premium Payments from the Contract Value on the date we receive due proof of death;

•	Then we add any adjustment for partial Surrenders to the result to determine the Contract gain.
Your Contract gain is limited to or “capped” at a maximum of 200% of Contract Value on the date you purchased your Contract plus Premium Payments not previously withdrawn made after you purchased your Contract, excluding any Premium Payments made in the 12 months before the date of death or after death. We subtract any adjustments for partial Surrenders.
We take 40% of either the Contract gain or the capped amount and add it back to your Contract Value to complete the Death Benefit calculation.
If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to the Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time you purchased your Contract.
Here is an example of how the MAV/EPB Death Benefit works with the standard Death Benefit choices.
Assume that:

➢	You made a single Premium Payment of $100,000,

➢	In your fourth Contract Year, you made a partial Surrender of $8,000,

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000,

➢	Your Maximum Anniversary Value was $150,000.
Based on the assumptions above, this table shows how we would do the calculations:

Asset Protection Death Benefit (see Example above)	$150,000	Premium Protection Death Benefit (see Example above)	$115,000
The total Premium Payments you have made to us minus an adjustment for any partial Surrenders;	$100,000 − $8,000 = $92,000	Your Maximum Anniversary Value; or	$150,000
Your Maximum Anniversary Value; or	$150,000	The Earnings Protection Benefit	Contract Value minus Contract Value on the date you purchased your Contract [$115,000 − $100,000 = $15,000]
			40% of Contract gain plus Contract Value [$15,000 × 40% = $6,000] + $115,000 = $121,000]
The Earnings Protection Benefit	Contract Value minus Contract Value on the date you purchased your Contract [$115,000 − $100,000 = $15,000] 40% of Contract gain plus Contract Value [$15,000 × 40% = $6,000] + $115,000 = $121,000]	Death Benefit Amount	Because the Maximum Anniversary Value was the greatest of the three values compared, the Death Benefit is $150,000
Death Benefit Amount	Because the Maximum Anniversary Value was the greatest of the four values compared, the Death Benefit is $150,000
Before you purchase the MAV/EPB Death Benefit, you should also consider the following:

•	If your Contract has no gain when we calculate the Death Benefit, we will not pay an Earnings Protection Benefit.

•	Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

•
If you transfer ownership of your Contract, or your spouse continues your Contract after your death, and the new Contract Owner would have been ineligible for the MAV/EPB Death Benefit when you purchased your Contract, the MAV/EPB Death Benefit charge will continue to be deducted even though no MAV/EPB Death Benefit will be payable.

Additional Information about the Death Benefits for Series II, Series IIR and Series III Contracts
For more information on how these optional benefits may affect your taxes, please see the section entitled, “Federal Tax Considerations,” under sub-section entitled “Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans.”
Your Contract states that as part of the Death Benefit calculation we deduct any Premium Payments we receive within 12 months of death or after death as part of the total Premium Payment calculation. If you purchase this Contract, we will waive that deduction when we calculate the Premium Protection Death Benefit or the MAV/EPB Death Benefit, except when we calculate the limitation of Contract gain for purposes of the MAV/EPB Death Benefit. We will also waive the deduction for purposes of the Asset Protection Death Benefit when we calculate the Asset Protection Death Benefit Maximum. Your Contract states that we exclude any Premium Payments that we receive within 12 months of death when we calculate the Asset Protection Death Benefit. We waive this exclusion for your initial Premium Payment if death occurs in the first Contract Year.
We impose a limit on total death benefits if:

•	The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and

•	Aggregate Premium Payments total $5 million or more.
When the limit applies, total death benefits cannot exceed the greater of:

•	The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

•	The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

•	The aggregate Contract Value; plus

•	The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.
The Beneficiary of a non-qualified Contract or IRA may also elect the “Single Life Expectancy Only” option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner’s death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation — If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.
If your spouse continues any portion of the Contract as Contract Owner and elects the MAV/EPB Death Benefit or the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV/EPB Death Benefit or the MAV Plus Death Benefit. The percentage used for the MAV/EPB Death Benefit or the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Contract Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options Including those that may not result in a payout at death please see the section entitled “Annuity Payouts” and the Death Benefit section of your Contract. If you have questions about these and any other scenarios, please contact your Account Executive or us.
f. Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a pro-rated portion of The Hartford’s Lifetime Income Builder

Charge, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7 (State Variations) for additional details.
There are two restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial).
Full Surrenders after the Annuity Commencement Date — You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders after the Annuity Commencement Date — Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7 (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.

How do I request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail, fax or a request via the Internet.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or Internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or Internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or Internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or Internet redemptions at any time.
Telephone and Internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and Internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after

December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the “Federal Tax Considerations” section for more information.
g. Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your Account Executive to select the Annuity Payout Option that best meets your income needs.
As of October 4, 2013 we will no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant’s 90th birthday or the end of the 10th Contract Year, whichever is later. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant’s 100th birthday.
Effective October 4, 2013, we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the “Death Benefit” section. The Hartford’s Principal First Payout Option is available only to Contract Owners who elect The Hartford’s Principal First rider. The Hartford’s Principal First Preferred Payout Option is available only to Contract Owners who elect The Hartford’s Principal First Preferred rider. The Hartford’s Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford’s Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
The Hartford’s Principal First Payout Option
If you elected The Hartford’s Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford’s Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.
The Hartford’s Principal First Preferred Payout Option
If you elected The Hartford’s Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford’s Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.

The Hartford’s Lifetime Income Builder Fixed Period Certain Payout
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.
The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.
The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge may be deducted.
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
What is the Assumed Investment Return?
The Assumed Investment Return (“AIR”) is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.
Subject to the approval of your State, you can select one of three AIRs described in the Highlights section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.
Variable Dollar Amount Annuity Payouts — Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
Assumed Investment Returns (“AIR”) — The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
See Section 7 for more information.
Combination Annuity Payout — You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled “Can I transfer from one Sub-Account to another?” under Section 5.
h. Other Programs Available

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix IX for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to “What restrictions are there on my ability to make a Sub-Account transfer?” for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

Automatic Additions Program — Automatic Additions is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program — The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.
Asset Rebalancer Program — Asset Rebalancer is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with preselected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract’s allocation percentages to change, but under the Asset Rebalancer Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.
Other program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated — then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
If you make systematic transfers from the Fixed Account Feature under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Account Feature.

•	These Programs may be adversely affected by Fund trading policies.
6. Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Account.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office : Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.

Annuity Commencement Date: Except as provided herein, the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford’s Principal First, The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder.
Benefit Payment: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford’s Principal First, The Hartford’s Principal First Preferred or The Hartford’s Lifetime Income Builder.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (may also be referred to as "Lifetime Withdrawal Benefit") under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in The Hartford’s Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.
Fixed Account: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
General Account: The General Account includes our company assets, including any money you have invested in the Fixed Account. The assets in the General Account are available to the creditors of Hartford.

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford’s Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios) are excluded from this definition.
Lifetime Income Eligibility Date: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the attained age of the relevant Covered Life at which Lifetime Benefit Payments can begin provided that such age is greater than 59½ years of age.
Lifetime Withdrawal Feature: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and Surrenders, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios has been elected. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be based on the attained age of the oldest Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be based on the attained age of the youngest Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the applicable measuring point.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).

The Hartford’s Lifetime Income Builder: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract, The Hartford’s Lifetime Income Benefit is referred to as Unified Benefit Design. This rider is closed to new sales.
The Hartford’s Principal First: This rider/option can no longer be elected or added after you purchase your Contract. if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elected this benefit after you purchased your Contract. The maximum withdrawal amount you may take under The Hartford’s Principal First in any Contract Year is 7% of the guaranteed amount. This rider is closed to new sales.
The Hartford’s Principal First Preferred: This rider/option can no longer be elected or added after you purchase your Contract. If elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford’s Principal First Preferred in any Contract Year is 5% of the guaranteed amount. This rider is closed to new sales.
Threshold: For the purposes of The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford’s Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% (Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
7. Other Information
Assignment — A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. Except as prohibited by state law, if you elect The Hartford’s Lifetime Income Builder, the benefits thereunder cannot be assigned.
A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing — Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
How Contracts are sold — We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts, HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.

HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2014. Contracts were by individuals who were appointed by us as insurance agents and who were registered representatives4 of Financial Intermediaries (“Registered Representatives”).
The Core (the version of this Contract that we call “Core” has no specific marketing name) and Edge Contracts may be sold directly to the following individuals free of any sales commission: (1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and (2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a credit of 5.0% of the initial Premium Payment. This additional percentage of Premium Payment in no way and each subsequent Premium Payment, if any affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2015, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., JJB Hilliard Lyons, Janney Montgomery Scott, Inc., Lincoln Financial Advisors Corp., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Securities America, Inc., U.S. Bancorp Investments, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2015, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Variable Insurance Series & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2015, Additional Payments did not in the aggregate exceed approximately $17.9 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $28,792 or approximately 0.14% of the Premium Payments invested in a particular Fund during this period.
Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
More Information
You may call your Account Executive if you have any questions or write or call us at the address on page 1.
Financial Statements
You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments:

•	Alabama — We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider).

•
California — The assignment restrictions on the living benefits do not apply. Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program we will allocate your initial Premium Payment to money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any Automatic Additions or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the money market fund sub-account to another investment option.

When you terminate your participation in the Senior Protection Program:

•	you may reallocate your Contract Value in the Program to other investment options; or

•	we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

•
Connecticut — There are no investment restrictions for The Hartford’s Principal First Preferred and The Hartford's Lifetime Income Builder II. If you elect The Hartford’s Principal First Preferred, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000. The assignment restrictions on the living benefits do not apply.

•	Oregon — We will accept subsequent Premium Payments only during the first three Contract Years. There are no investment restrictions for The Hartford's Lifetime Income Builder.

•
Massachusetts — If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.

•
Minnesota, New York and Washington — The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub-Account Value.

There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.

The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:

•	Your Contract Value on the date we receive proof of death;

•	Total Premium Payments adjusted for any partial Surrenders; or

•	Your Maximum Anniversary Value.

•	New Jersey - There are no investment restrictions for The Hartford's Lifetime Income Builder and The Hartford's Lifetime Income Builder II.

•
New York — We will not recalculate The Hartford’s Principal First or Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse. There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Builder Selects. The minimum monthly Annuity Payout is $20. The assignment restrictions on the living benefits do not apply.

•	New York and Texas — The minimum Contract Value after Surrender is $1,000.

•
South Carolina and Washington — We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Account to fall below state minimum requirements.

•	New Jersey, New York, Oklahoma and Oregon — AIRS are the following: 3% and 5%.

•	Massachusetts, New Jersey and New York — The Nursing Home Waiver is not available.

•	Florida — The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

•
Oregon — The Life Annuity with a Cash Refund Annuity Payout Option is not available. Fixed Dollar Amount Annuity Payouts are not available. There are no investment restrictions for The Hartford's Lifetime Income Builder.

•
Pennsylvania — The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. The Life Annuity with a Cash Refund Annuity Payout Option is not available. Fixed Dollar Amount Annuity Payouts are not available.

•	New York and Washington — The Hartford’s Life Income Builder Charge is not withdrawn from the Fixed Account.
Medicaid Benefits — Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-2

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date

APP TAX-3

assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation,

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the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

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3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, preexisting contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

APP TAX-6

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

APP TAX-7

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations

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In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

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a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the

APP TAX-10

SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.

APP TAX-11

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter $18,000 for 2016. The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for

APP TAX-12

determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.

APP TAX-13

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of

APP TAX-14

such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for

APP TAX-15

the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP I-1

Appendix I — The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series II	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund - Series II	Seeks to provide reasonable current income and long-term growth of income and capital	Invesco Advisers, Inc.
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II	Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund - Series II	Seeks both capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II** (formerly Invesco V.I. Money Market Fund)	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series II	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. High Yield Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund - Series II	Seeks capital growth	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.

APP I-2

Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
MFS® Variable Insurance Trust
MFS® Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Series - Initial Class	Seeks total return	MFS Investment Management
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
Morgan Stanley Select Dimensions Investment Series
Morgan Stanley - Mid Cap Growth Portfolio - Class Y	Seeks long-term capital growth	Morgan Stanley Investment Management Inc.
The Universal Institutional Funds, Inc.
UIF Core Plus Fixed Income Portfolio - Class I	Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities	Morgan Stanley Investment Management Inc.
UIF Core Plus Fixed Income Portfolio - Class II	Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Debt Portfolio - Class I	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Equity Portfolio - Class I	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited
UIF Global Franchise Portfolio - Class II	Seeks long-term capital appreciation	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company
UIF Global Infrastructure Portfolio - Class II	Seeks both capital appreciation and current income	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company
UIF Growth Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented securities of large capitalization companies	Morgan Stanley Investment Management Inc.

APP I-3

UIF Small Company Growth Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies	Morgan Stanley Investment Management Inc.
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP II-1

Appendix II — Death Benefit — Examples
Asset Protection Death Benefit Examples
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 − $8,000) = $140,403],

•	The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value minus an adjustment for any partial Surrenders. [$117,403 + 25% ($117,403 − $8,000) = $144,754].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•	the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders [$100,000 − $8,000 = $92,000], or

•	your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 − $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit cannot exceed $117,403.
Amount of Asset Protection Death Benefit
Because the Asset Protection Death Benefit cannot exceed $117, 403, the amount of the Death Benefit is equal to your Contract Value of $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $140,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

APP II-2

•
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (See below)],

•	The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value adjusted for any partial Surrenders. [$120,000 + 25% ($83,571) = $140,893 (See below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•	The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857 (See below)], or

•	Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571 (See below)].
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Amount of Asset Protection Death Benefit
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•	The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857], or

•	Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571].
So, your Asset Protection Death Benefit cannot exceed $120,000.
Premium Protection Death Benefit Examples
Example 1
Assume that:

•	You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your adjusted total Premium Payments is $92,000.
Death Benefit Amount
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.

APP II-3

Example 2
Assume that:

•	You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth contract year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payments of $57,857.
Death Benefit Amount
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
MAV/EPB Death Benefit with Asset Protection Death Benefit Examples
Example 1
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Asset Protection Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•	Add the amount of the partial Surrender ($8,000) to

•	The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

•	Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

•	Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($109,273),

•	Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),
Which equals −$1,273, which is less than zero, so there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
Hartford would calculate the Contract gain as follows:

•	Contract Value on the date we receive proof of death ($117,403),

•	Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

APP II-4

•	Add any adjustments for partial Surrenders ($0),
So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date ($0),

•	minus Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your Adjusted Maximum Anniversary Value is $109,403.
Asset Protection Death Benefit Amount is $117,403. (See Example 1 under Asset Protection Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under Asset Protection Death Benefit for details of calculation.)
MAV/EPB Death Benefit
In this situation the cap does not apply, so Hartford takes 40% of $17,403 or $6,961 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the four values compared.
Example 2
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $140,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the MAV/EPB Death Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•	Add the amount of the partial Surrender ($60,000) to

•	The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

•	Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

•	Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

•	Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),
Which equals +$10,000, which is greater than zero, so there is a $10,000 adjustment for the partial Surrender in this case.
Calculation of Contract gain

APP II-5

Hartford would calculate the Contract gain as follows:

•	Contract Value on the date we receive proof of death ($120,000),

•	Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	Add any adjustments for partial Surrenders ($10,000),
So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date ($0),

•	minus Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so Hartford takes 40% of $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $132,000.
MAV/EPB Death Benefit with Premium Protection Death Benefit Examples
Example 1
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract,

•	You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

Earnings Protection Benefit Amount is $124,364. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)
Maximum Anniversary Value is $109,403. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)
Premium Protection Death Benefit Amount is $92,000. (See Example 1 under Premium Protection Death Benefit for details of calculation.)
Death Benefit with Earnings Protection Benefit
The total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the three values compared.

APP II-6

Example 2
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract,

•	You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $60,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	Your Maximum Anniversary Value was $140,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

Earnings Protection Benefit Amount is $132,000. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)
Maximum Anniversary Value is $83,571. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)
Premium Protection Death Benefit Amount is $57,857. (See Example 2 under Premium Protection Death Benefit for details of calculation.)
Death Benefit with Earnings Protection Benefit
The total Death Benefit with the Earnings Protection Benefit is $132,000. This is the greatest of the three values compared.

APP III-1

Appendix III — The Hartford’s Principal First — Examples
Example 1: Assume you select The Hartford’s Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

APP III-2

Example 7: If you elect to “step up” The Hartford’s Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

APP IV-1

Appendix IV — The Hartford’s Principal First Preferred — Examples
Example 1: Assume you select The Hartford’s Principal First Preferred when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your“New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP V-1

Appendix V — The Hartford’s Lifetime Income Builder — Examples
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select The Hartford’s Lifetime Income Builder when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

•
Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.

Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($105,000 / $100,000) − 1 = .05 = 5%

•	Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

•	Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

•	Your initial Benefit Amount is $100,000.

•	Your Benefit Payment is $5,000.

•	After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($99,000 / $100,000) − 1 = −.01 subject to the minimum of 0%.

•	Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

•
Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.

•	At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

•	Your Benefit Payment is $5,000.

•	Your Benefit Amount after the premium payment is $119,000.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

APP V-2

Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.

•	After premium payment, your Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($118,000 / $120,000) − 1 = −.01667 subject to a minimum of 0%.

•	Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a Contingent Deferred Sales Charge. The withdrawal lowered the Contract Value from $115,000 to $80,000.

•	At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•	Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

•	(i) the Contract Value immediately following the partial withdrawal: $80,000

•	(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 − $35,000 = $84,000

•	Your new Benefit Amount is $80,000.

•	Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.

•	Your Benefit Amount after the automatic increase calculation is $200,000.

•	Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is $10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $68,000.

APP V-3

•
It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

•	Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

•
Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.

•	Your initial Benefit Amount was $100,000 prior to the partial Surrenders.

•	After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.

•	The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.

•	Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000. The Benefit Payment is now lower after the subsequent Premium Payment was made.

APP VI-1

Appendix VI — The Hartford’s Lifetime Income Builder II
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.

APP VI-2

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.

APP VI-3

See Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Revocation of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.

APP VI-4

Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).  Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.
See Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II.
What happens if you change ownership?

APP VI-5

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

APP VI-6

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set

APP VI-7

equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
See Example 17 under The Hartford’s Lifetime Income Builder II.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that

APP VI-8

will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with investment restrictions as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocation do not comply with investment restrictions on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider. Please call 1-800-862-6668 for additional information on investment restrictions.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the

APP VI-9

withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your

APP VI-10

Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

The Hartford’s Lifetime Income Builder II — Examples
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

APP VI-11

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	(95,000/100,000) − 1 = −.05 subject to the minimum of 0%

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

APP VI-12

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	(95,000/100,000) − 1 = −.05 subject to the minimum of 0%

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•	Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

APP VI-13

Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•	Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

APP VI-14

•	Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the

•	Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($110,000/$100,000) − 1 = .10 subject to the maximum of 10%

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

APP VI-15

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($105,000/$100,000) − 1 = .05 subject to the maximum of 10%

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)

APP VII-1

Appendix VII — The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The Hartford’s Lifetime Income Builders Selects and The Hartford's Lifetime Income Builders Portfolios are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP VII-2

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•
Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The following table describes how these options operate:

	The Hartford's Lifetime Income Builder Selects	The Hartford's Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.

APP VII-3

Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

APP VII-4

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

APP VII-5

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.

A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.

Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?

APP VII-6

Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract - generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

•	We will no longer accept subsequent Premium Payments; and

•
You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sums to the Money Market Sub-Account); and

•	Lifetime Benefit Payments will continue and Withdrawal Percent increases will continue if the Contract qualifies for the 5-year deferral provision;

•	Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your Death Benefit shall be equal to your Contract Value; and

•	All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

•	If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.
See Examples 21 and 22 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

APP VII-7

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

APP VII-8

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity

APP VII-9

Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.
If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59½ or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59½ or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

APP VII-10

Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with investment restrictions as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider. Please call 1-800-862-6668 for additional information on investment restrictions.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.
While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.

APP VII-11

Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•
If you had elected the conversion option from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

APP VII-12

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios — Examples
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

APP VII-13

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	• Based on your age	• Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	• Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	• Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	• Remaining for Contract Year	• Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

APP VII-14

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Withdrawal Percent	4.5%	4.5%
	• Based on your age	• Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	• Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	• Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	• Remaining for Contract Year	• Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• Prior Death Benefit reduced by withdrawal	• Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

APP VII-15

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in −0.04%, subject to minimum of 0%, No change to the Payment Base	• Your current Payment Base
Threshold	$4,950	$4,950
	• 5% of your Payment Base	• 5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

APP VII-16

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	• The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 0.06%, subject to minimum of 0% and maximum of 10%	• Your current Payment Base
Threshold	$5,250	$5,250
	• 5% of your Payment Base	• 5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

APP VII-17

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in −0.04%, subject to minimum of 0%, No change to the Payment Base	• Your current Payment Base
Threshold	$4,455	$4,455
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	• Prior Payment Base increased by the Premium Payment	• Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	• Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	• Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	• Prior Death Benefit increased by the Premium Payment	• Prior Death Benefit increased by the Premium Payment

APP VII-18

Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	• Prior Payment Base increased by the Premium Payment	• Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	• Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	• Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	• Prior Death Benefit increased by the Premium Payment	• Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
	• Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	• Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	• Available Lifetime Benefit Payment was $3,300	• Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

APP VII-19

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
	• Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	• Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	• Available Lifetime Benefit Payment was $3,025	• Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
	• Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	• Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	• Available Lifetime Benefit Payment was $3,300	• Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

APP VII-20

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	• Proportional reduction: 1-($700/($52,000-$300)	• Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	• Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	• Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
	• Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	• Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	• Available Lifetime Benefit Payment was $3,025	• Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	• Proportional reduction: 1−($1,725/($49,000−$275)	• Proportional reduction: 1−($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	• Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	• Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

APP VII-21

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	• The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 0.15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Your current Payment Base
Threshold	$5,500	$5,750
	• 5% of your Payment Base	• 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	• The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 0.15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Your current Payment Base
Threshold	$4,950	$5,175
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• No change due to anniversary processing	• No change due to anniversary processing

APP VII-22

Example 18: Spousal Contract Continuation (Single Life)
On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	• Equal to the Contract Value on date of continuation	• Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	• Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	• Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	• Withdrawal Percent multiplied by the Payment Base on date of continuation	• Withdrawal Percent multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	• Equal to Contract Value on date of continuation	• Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	• Greater of Contract Value or Payment Base on date of continuation	• Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	• Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	• Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	• Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on date of continuation	• Withdrawal Percent multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	• Equal to Contract Value on date of continuation	• Equal to Contract Value on date of continuation
Example 20: Withdrawal Percent Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percent is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

APP VII-23

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	• The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 0.11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Your current Payment Base
Withdrawal Percent	6.5%	6.5%
	• Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased	• Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $2,000

•	Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

•	Contract Value is transferred to approved investment program

•	We will no longer accept subsequent Premium Payments

•	We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

•	The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

•	We will waive the Annual Maintenance Fee and rider fee

•	Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:

APP VII-24

Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $2,000

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in .20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select The Hartford’s Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

APP VII-25

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 — Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000

APP VIII-1

Appendix VIII — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.
Hartford Life Insurance Company
Series II/IIR

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242
Accumulation Unit Value at end of period	$24.132	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$10.624	$—	$—	$—
Accumulation Unit Value at end of period	$22.150	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191
Accumulation Unit Value at end of period	$25.417	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	1	2	2	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$10.599	$—	$—	$—
Accumulation Unit Value at end of period	$21.820	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164
Accumulation Unit Value at end of period	$21.921	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	12	17	20	20	24	27	30
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$10.331	$—	$—	$—
Accumulation Unit Value at end of period	$24.173	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	19	19	6	6	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212
Accumulation Unit Value at end of period	$19.780	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	10	13	20	10	9	17

APP VIII-2

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$10.272	$—	$—	$—
Accumulation Unit Value at end of period	$21.566	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	13	6	6	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877
Accumulation Unit Value at end of period	$17.195	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	7	9	13	20	13	14	16
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$10.761	$—	$—	$—
Accumulation Unit Value at end of period	$15.728	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	1	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858
Accumulation Unit Value at end of period	$20.188	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	9	9	10	13	12	11	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$10.325	$—	$—	$—
Accumulation Unit Value at end of period	$17.752	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	5	—	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525
Accumulation Unit Value at end of period	$20.733	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	2	3	5	9	4	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.329	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406
Accumulation Unit Value at end of period	$20.911	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	3	3	3	13	31	22
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$10.490	$—	$—	$—
Accumulation Unit Value at end of period	$14.479	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-3

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174
Accumulation Unit Value at end of period	$22.772	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$10.047	$—	$—	$—
Accumulation Unit Value at end of period	$27.794	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333
Accumulation Unit Value at end of period	$26.938	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	2	2	2	2	2	3	4	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$10.566	$—	$—	$—
Accumulation Unit Value at end of period	$23.681	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816
Accumulation Unit Value at end of period	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	3	3	4	5	7	7	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—	$—
Accumulation Unit Value at end of period	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.055	$14.497	$11.265	$9.670	$10.612	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.087	$16.055	$14.497	$11.265	$9.670	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	5	4	4	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.429	$14.078	$11.055	$9.590	$10.598	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.298	$15.429	$14.078	$11.055	$9.590	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229
Accumulation Unit Value at end of period	$25.695	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	5	7	11

APP VIII-4

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$10.373	$—	$—	$—
Accumulation Unit Value at end of period	$26.149	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	4	1	—	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452
Accumulation Unit Value at end of period	$20.773	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$10.421	$—	$—	$—
Accumulation Unit Value at end of period	$17.436	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.397	$10.170	$10.637	$10.574	$10.023	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.238	$10.397	$10.170	$10.637	$10.574	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.991	$9.876	$10.439	$10.487	$10.010	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.736	$9.991	$9.876	$10.439	$10.487	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870
Accumulation Unit Value at end of period	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	4	4	5	5	6	6	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—	$—
Accumulation Unit Value at end of period	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.811	$11.797	$11.203	$9.715	$10.189	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.255	$11.811	$11.797	$11.203	$9.715	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.350	$11.457	$10.994	$9.634	$10.176	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.703	$11.350	$11.457	$10.994	$9.634	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-5

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773
Accumulation Unit Value at end of period	$19.701	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$10.278	$—	$—	$—
Accumulation Unit Value at end of period	$25.558	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Core Equity Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.549	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.173	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.533	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.075	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987
Accumulation Unit Value at end of period	$16.592	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$10.097	$—	$—	$—
Accumulation Unit Value at end of period	$24.992	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782
Accumulation Unit Value at end of period	$15.070	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	5	5	5	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$10.219	$—	$—	$—
Accumulation Unit Value at end of period	$20.497	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.136	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-6

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.374	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.039	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969
Accumulation Unit Value at end of period	$18.971	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281
Number of Accumulation Units outstanding at end of period (in thousands)	6	2	2	2	5	5	6	5	8	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$10.295	$—	$—	$—
Accumulation Unit Value at end of period	$16.168	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	4	—	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686
Accumulation Unit Value at end of period	$14.267	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	1	1	1	1	1	1	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$10.263	$—	$—	$—
Accumulation Unit Value at end of period	$23.427	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182
Accumulation Unit Value at end of period	$9.685	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	3	3	4	2	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$9.977	$—	$—	$—
Accumulation Unit Value at end of period	$8.294	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095
Accumulation Unit Value at end of period	$15.468	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$10.400	$—	$—	$—
Accumulation Unit Value at end of period	$12.404	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-7

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171
Accumulation Unit Value at end of period	$15.214	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	2	6	6	6	6	7	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$10.622	$—	$—	$—
Accumulation Unit Value at end of period	$16.635	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593
Accumulation Unit Value at end of period	$16.508	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	7	10	10	9	16	4	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.502	$10.025	$9.870	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.142	$10.502	$10.025	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597
Accumulation Unit Value at end of period	$23.786	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$10.650	$—	$—	$—
Accumulation Unit Value at end of period	$14.825	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776
Accumulation Unit Value at end of period	$19.998	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$10.687	$—	$—	$—
Accumulation Unit Value at end of period	$14.864	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952
Accumulation Unit Value at end of period	$29.877	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	4	5

APP VIII-8

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$10.426	$—	$—	$—
Accumulation Unit Value at end of period	$21.426	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.445	$10.696	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.700	$11.445	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.362	$10.676	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.552	$11.362	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.670	$13.093	$11.218	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.063	$13.670	$13.093	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.454	$13.023	$11.194	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.671	$13.454	$13.023	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479
Accumulation Unit Value at end of period	$18.870	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$10.423	$—	$—	$—
Accumulation Unit Value at end of period	$22.402	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date March 26, 2015
Series III

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Accumulation Unit Value at end of period	$17.397	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	34	44	48	75	89	107	114	110

APP VIII-9

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—
Accumulation Unit Value at end of period	$22.307	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	4	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Accumulation Unit Value at end of period	$18.755	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	19	22	24	33	41	54	87	88
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—
Accumulation Unit Value at end of period	$21.975	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Accumulation Unit Value at end of period	$15.492	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	105	145	178	207	277	354	471	618	821	892
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—
Accumulation Unit Value at end of period	$24.345	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	7	7	3	—	1	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Accumulation Unit Value at end of period	$20.533	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244
Number of Accumulation Units outstanding at end of period (in thousands)	84	88	117	147	178	217	312	374	471	525
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—
Accumulation Unit Value at end of period	$21.720	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	1	2	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Accumulation Unit Value at end of period	$12.132	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362
Number of Accumulation Units outstanding at end of period (in thousands)	54	69	78	97	121	161	230	311	416	421
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—
Accumulation Unit Value at end of period	$15.840	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	8	5	—	—	—	—	—

APP VIII-10

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Accumulation Unit Value at end of period	$20.338	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282
Number of Accumulation Units outstanding at end of period (in thousands)	44	49	63	69	92	114	142	195	243	255
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—
Accumulation Unit Value at end of period	$17.878	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	1	—	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Accumulation Unit Value at end of period	$12.094	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	33	43	48	53	95	109	128	171
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.495	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Accumulation Unit Value at end of period	$20.424	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890
Number of Accumulation Units outstanding at end of period (in thousands)	40	42	62	67	78	106	130	142	394	256
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—
Accumulation Unit Value at end of period	$14.582	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	5	1	—	3	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Accumulation Unit Value at end of period	$23.062	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	2	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—
Accumulation Unit Value at end of period	$27.992	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Accumulation Unit Value at end of period	$21.479	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391
Number of Accumulation Units outstanding at end of period (in thousands)	16	20	22	29	34	44	55	70	113	123

APP VIII-11

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—
Accumulation Unit Value at end of period	$23.849	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Accumulation Unit Value at end of period	$22.340	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	6	6	10	15	17	25	47	50
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—
Accumulation Unit Value at end of period	$21.092	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	6	1	—	1	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.116	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.165	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	31	47	54	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.487	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Accumulation Unit Value at end of period	$26.131	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279
Number of Accumulation Units outstanding at end of period (in thousands)	52	53	60	67	75	93	101	131	200	231
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—
Accumulation Unit Value at end of period	$26.336	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	3	—	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Accumulation Unit Value at end of period	$21.038	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958
Number of Accumulation Units outstanding at end of period (in thousands)	18	22	26	33	40	3	3	3	3	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—
Accumulation Unit Value at end of period	$17.560	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	—	—	—	—	—	—

APP VIII-12

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.436	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.287	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.029	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.782	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	4	4	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Accumulation Unit Value at end of period	$22.989	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	12	20	30	41	47	61	66
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—
Accumulation Unit Value at end of period	$19.171	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.856	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.309	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	14	19	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.393	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.754	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Accumulation Unit Value at end of period	$19.933	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—
Accumulation Unit Value at end of period	$25.740	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Core Equity Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.182	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	—	—	—	—	—	—	—	—	—

APP VIII-13

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.084	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Accumulation Unit Value at end of period	$11.266	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	20	33	41	42	48	49	69	67
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—
Accumulation Unit Value at end of period	$25.170	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Accumulation Unit Value at end of period	$15.381	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	14	16	17	19	20	23	24
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—
Accumulation Unit Value at end of period	$20.643	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.392	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.146	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.375	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Accumulation Unit Value at end of period	$19.340	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428
Number of Accumulation Units outstanding at end of period (in thousands)	51	59	73	89	105	153	201	233	296	318

APP VIII-14

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—
Accumulation Unit Value at end of period	$16.283	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	2	2	—	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Accumulation Unit Value at end of period	$14.509	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	14	15	22	29	43	48	52
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—
Accumulation Unit Value at end of period	$23.593	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Accumulation Unit Value at end of period	$9.849	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537
Number of Accumulation Units outstanding at end of period (in thousands)	66	77	102	134	144	139	171	322	204	157
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.353	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	1	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Accumulation Unit Value at end of period	$16.678	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	3	3	4	13	28	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—
Accumulation Unit Value at end of period	$12.492	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Accumulation Unit Value at end of period	$14.838	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	22	25	35	36	49	56	85	88
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—
Accumulation Unit Value at end of period	$16.753	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—

APP VIII-15

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Accumulation Unit Value at end of period	$16.113	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	38	58	61	106	152	187	168	237
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.517	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.167	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Accumulation Unit Value at end of period	$25.736	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	4	9	9	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—
Accumulation Unit Value at end of period	$14.931	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Accumulation Unit Value at end of period	$15.614	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	7	7	10	12	15	23	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—
Accumulation Unit Value at end of period	$14.970	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Accumulation Unit Value at end of period	$30.258	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	5	3	4	3	16	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—
Accumulation Unit Value at end of period	$21.578	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	—	—	—	—	—	—
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.456	$10.699	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.718	$11.456	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	—	—	—	—	—	—	—	—

APP VIII-16

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.373	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.571	$11.373	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.690	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.101	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	68	71	82	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.475	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.708	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Accumulation Unit Value at end of period	$19.093	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	3	3	9	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—
Accumulation Unit Value at end of period	$22.561	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—
(a) Inception date March 26, 2015
Series IV

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Accumulation Unit Value at end of period	$17.397	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	34	44	48	75	89	107	114	110
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—
Accumulation Unit Value at end of period	$22.307	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	4	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Accumulation Unit Value at end of period	$18.755	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	19	22	24	33	41	54	87	88

APP VIII-17

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—
Accumulation Unit Value at end of period	$21.975	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Accumulation Unit Value at end of period	$15.492	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	105	145	178	207	277	354	471	618	821	892
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—
Accumulation Unit Value at end of period	$24.345	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	7	7	3	—	1	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Accumulation Unit Value at end of period	$20.533	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244
Number of Accumulation Units outstanding at end of period (in thousands)	84	88	117	147	178	217	312	374	471	525
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—
Accumulation Unit Value at end of period	$21.720	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	1	2	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Accumulation Unit Value at end of period	$12.132	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362
Number of Accumulation Units outstanding at end of period (in thousands)	54	69	78	97	121	161	230	311	416	421
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—
Accumulation Unit Value at end of period	$15.840	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	8	5	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Accumulation Unit Value at end of period	$20.338	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282
Number of Accumulation Units outstanding at end of period (in thousands)	44	49	63	69	92	114	142	195	243	255
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—
Accumulation Unit Value at end of period	$17.878	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	1	—	—	—	—	—

APP VIII-18

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Accumulation Unit Value at end of period	$12.094	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	33	43	48	53	95	109	128	171
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.495	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Accumulation Unit Value at end of period	$20.424	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890
Number of Accumulation Units outstanding at end of period (in thousands)	40	42	62	67	78	106	130	142	394	256
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—
Accumulation Unit Value at end of period	$14.582	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	5	1	—	3	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Accumulation Unit Value at end of period	$23.062	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	2	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—
Accumulation Unit Value at end of period	$27.992	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Accumulation Unit Value at end of period	$21.479	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391
Number of Accumulation Units outstanding at end of period (in thousands)	16	20	22	29	34	44	55	70	113	123
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—
Accumulation Unit Value at end of period	$23.849	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Accumulation Unit Value at end of period	$22.340	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	6	6	10	15	17	25	47	50

APP VIII-19

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—
Accumulation Unit Value at end of period	$21.092	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	6	1	—	1	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.116	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.165	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	31	47	54	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.487	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Accumulation Unit Value at end of period	$26.131	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279
Number of Accumulation Units outstanding at end of period (in thousands)	52	53	60	67	75	93	101	131	200	231
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—
Accumulation Unit Value at end of period	$26.336	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	3	—	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Accumulation Unit Value at end of period	$21.038	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958
Number of Accumulation Units outstanding at end of period (in thousands)	18	22	26	33	40	3	3	3	3	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—
Accumulation Unit Value at end of period	$17.560	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.436	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.287	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.029	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.782	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	4	4	—	—	—	—	—

APP VIII-20

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Accumulation Unit Value at end of period	$22.989	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	12	20	30	41	47	61	66
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—
Accumulation Unit Value at end of period	$19.171	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.856	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.309	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	14	19	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.393	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.754	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Accumulation Unit Value at end of period	$19.933	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—
Accumulation Unit Value at end of period	$25.740	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Core Equity Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.182	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.084	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Accumulation Unit Value at end of period	$11.266	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	20	33	41	42	48	49	69	67

APP VIII-21

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—
Accumulation Unit Value at end of period	$25.170	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Accumulation Unit Value at end of period	$15.381	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	14	16	17	19	20	23	24
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—
Accumulation Unit Value at end of period	$20.643	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.392	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.146	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.375	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Accumulation Unit Value at end of period	$19.340	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428
Number of Accumulation Units outstanding at end of period (in thousands)	51	59	73	89	105	153	201	233	296	318
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—
Accumulation Unit Value at end of period	$16.283	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	2	2	—	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Accumulation Unit Value at end of period	$14.509	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	14	15	22	29	43	48	52
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—
Accumulation Unit Value at end of period	$23.593	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-22

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Accumulation Unit Value at end of period	$9.849	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537
Number of Accumulation Units outstanding at end of period (in thousands)	66	77	102	134	144	139	171	322	204	157
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.353	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	1	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Accumulation Unit Value at end of period	$16.678	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	3	3	4	13	28	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—
Accumulation Unit Value at end of period	$12.492	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Accumulation Unit Value at end of period	$14.838	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	22	25	35	36	49	56	85	88
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—
Accumulation Unit Value at end of period	$16.753	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Accumulation Unit Value at end of period	$16.113	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	38	58	61	106	152	187	168	237
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.517	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.167	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Accumulation Unit Value at end of period	$25.736	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	4	9	9	6	6

APP VIII-23

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—
Accumulation Unit Value at end of period	$14.931	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Accumulation Unit Value at end of period	$15.614	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	7	7	10	12	15	23	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—
Accumulation Unit Value at end of period	$14.970	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Accumulation Unit Value at end of period	$30.258	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	5	3	4	3	16	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—
Accumulation Unit Value at end of period	$21.578	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	—	—	—	—	—	—
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.456	$10.699	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.718	$11.456	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.373	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.571	$11.373	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.690	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.101	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	68	71	82	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.475	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.708	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	—	—	—	—	—	—	—

APP VIII-24

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Accumulation Unit Value at end of period	$19.093	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	3	3	9	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—
Accumulation Unit Value at end of period	$22.561	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—
(a) Inception date March 26, 2015.
Hartford Life and Annuity Insurance Company
Series II/IIR

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242
Accumulation Unit Value at end of period	$24.132	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	28	36	45	88	90	101	110	124
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$10.624	$—	$—	$—
Accumulation Unit Value at end of period	$22.150	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	30	31	29	20	23	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191
Accumulation Unit Value at end of period	$25.417	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988
Number of Accumulation Units outstanding at end of period (in thousands)	9	15	18	24	29	50	60	67	68	73
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$10.599	$—	$—	$—
Accumulation Unit Value at end of period	$21.820	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	9	13	12	11	11	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164
Accumulation Unit Value at end of period	$21.921	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279
Number of Accumulation Units outstanding at end of period (in thousands)	145	184	231	308	359	489	568	635	692	766

APP VIII-25

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$10.331	$—	$—	$—
Accumulation Unit Value at end of period	$24.173	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	44	54	52	48	51	18	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212
Accumulation Unit Value at end of period	$19.780	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845
Number of Accumulation Units outstanding at end of period (in thousands)	124	159	213	293	334	440	507	556	633	693
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$10.272	$—	$—	$—
Accumulation Unit Value at end of period	$21.566	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	47	56	52	54	56	16	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877
Accumulation Unit Value at end of period	$17.195	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248
Number of Accumulation Units outstanding at end of period (in thousands)	39	54	67	100	126	163	184	198	210	202
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$10.761	$—	$—	$—
Accumulation Unit Value at end of period	$15.728	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	17	18	22	29	8	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858
Accumulation Unit Value at end of period	$20.188	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310
Number of Accumulation Units outstanding at end of period (in thousands)	61	68	78	91	108	146	179	191	229	233
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$10.325	$—	$—	$—
Accumulation Unit Value at end of period	$17.752	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	20	20	16	11	13	6	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525
Accumulation Unit Value at end of period	$20.733	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398
Number of Accumulation Units outstanding at end of period (in thousands)	33	34	42	49	55	68	72	80	85	103
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.329	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	17	16	18	14	6	—	—	—

APP VIII-26

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406
Accumulation Unit Value at end of period	$20.911	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383
Number of Accumulation Units outstanding at end of period (in thousands)	29	35	60	87	122	160	174	161	163	174
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$10.490	$—	$—	$—
Accumulation Unit Value at end of period	$14.479	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	20	29	45	39	36	9	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174
Accumulation Unit Value at end of period	$22.772	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	8	9	11	13	12	22	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$10.047	$—	$—	$—
Accumulation Unit Value at end of period	$27.794	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	2	1	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333
Accumulation Unit Value at end of period	$26.938	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	23	28	35	62	68	73	89	98
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$10.566	$—	$—	$—
Accumulation Unit Value at end of period	$23.681	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	22	18	18	17	4	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816
Accumulation Unit Value at end of period	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920
Number of Accumulation Units outstanding at end of period (in thousands)	42	46	56	76	95	124	139	147	176	191
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—	$—
Accumulation Unit Value at end of period	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	28	22	22	28	3	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.055	$14.497	$11.265	$9.670	$10.612	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.087	$16.055	$14.497	$11.265	$9.670	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	37	49	60	—	—	—	—	—

APP VIII-27

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.429	$14.078	$11.055	$9.590	$10.598	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.298	$15.429	$14.078	$11.055	$9.590	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	8	7	—	—	—	—	—
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229
Accumulation Unit Value at end of period	$25.695	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152
Number of Accumulation Units outstanding at end of period (in thousands)	20	24	35	50	82	91	96	94	123	127
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$10.373	$—	$—	$—
Accumulation Unit Value at end of period	$26.149	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	20	23	25	25	16	3	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452
Accumulation Unit Value at end of period	$20.773	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	10	19	23	19	33	33	32	30
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$10.421	$—	$—	$—
Accumulation Unit Value at end of period	$17.436	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	51	53	29	30	34	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.397	$10.170	$10.637	$10.574	$10.023	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.238	$10.397	$10.170	$10.637	$10.574	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	16	22	26	44	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.991	$9.876	$10.439	$10.487	$10.010	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.736	$9.991	$9.876	$10.439	$10.487	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	12	12	10	13	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870
Accumulation Unit Value at end of period	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	31	46	60	78	83	96	120	133
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—	$—
Accumulation Unit Value at end of period	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	13	10	16	20	5	—	—	—

APP VIII-28

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.811	$11.797	$11.203	$9.715	$10.189	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.255	$11.811	$11.797	$11.203	$9.715	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	22	29	49	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.350	$11.457	$10.994	$9.634	$10.176	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.703	$11.350	$11.457	$10.994	$9.634	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	4	7	10	1	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773
Accumulation Unit Value at end of period	$19.701	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	1	1	1	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$10.278	$—	$—	$—
Accumulation Unit Value at end of period	$25.558	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	—	—	—	—
MFS Core Equity Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.549	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.173	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.533	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.075	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987
Accumulation Unit Value at end of period	$16.592	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	9	11	12	18	21	20	25	32
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$10.097	$—	$—	$—
Accumulation Unit Value at end of period	$24.992	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	1	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782
Accumulation Unit Value at end of period	$15.070	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	5	10	14	18	16	19	28

APP VIII-29

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$10.219	$—	$—	$—
Accumulation Unit Value at end of period	$20.497	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	2	4	2	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.136	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.374	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.039	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969
Accumulation Unit Value at end of period	$18.971	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281
Number of Accumulation Units outstanding at end of period (in thousands)	67	79	96	128	147	177	225	204	242	258
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$10.295	$—	$—	$—
Accumulation Unit Value at end of period	$16.168	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	90	72	75	57	64	59	14	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686
Accumulation Unit Value at end of period	$14.267	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	10	11	13	14	15	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$10.263	$—	$—	$—
Accumulation Unit Value at end of period	$23.427	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	1	1	1	—	—	—	—
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182
Accumulation Unit Value at end of period	$9.685	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455
Number of Accumulation Units outstanding at end of period (in thousands)	101	88	96	143	182	183	250	353	161	73
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$9.977	$—	$—	$—
Accumulation Unit Value at end of period	$8.294	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	9	41	31	33	56	1	—	—	—

APP VIII-30

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095
Accumulation Unit Value at end of period	$15.468	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	13	19	23	25	24	30	38
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$10.400	$—	$—	$—
Accumulation Unit Value at end of period	$12.404	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	8	10	8	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171
Accumulation Unit Value at end of period	$15.214	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	27	34	45	49	61	76	127	135
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$10.622	$—	$—	$—
Accumulation Unit Value at end of period	$16.635	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	2	2	4	1	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593
Accumulation Unit Value at end of period	$16.508	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	28	36	51	62	67	102	112	108	136	158
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.502	$10.025	$9.870	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.142	$10.502	$10.025	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	20	8	—	—	—	—	—	—	—
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597
Accumulation Unit Value at end of period	$23.786	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	6	6	7	7	5	8	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$10.650	$—	$—	$—
Accumulation Unit Value at end of period	$14.825	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	6	5	4	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776
Accumulation Unit Value at end of period	$19.998	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	5	5	11	9	9	8	8

APP VIII-31

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$10.687	$—	$—	$—
Accumulation Unit Value at end of period	$14.864	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	4	4	5	4	1	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952
Accumulation Unit Value at end of period	$29.877	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	18	19	28	34	38	40	36	40
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$10.426	$—	$—	$—
Accumulation Unit Value at end of period	$21.426	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	7	6	8	2	—	—	—
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.445	$10.696	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.700	$11.445	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	9	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.362	$10.676	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.552	$11.362	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.670	$13.093	$11.218	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.063	$13.670	$13.093	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	36	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.454	$13.023	$11.194	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.671	$13.454	$13.023	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	17	19	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479
Accumulation Unit Value at end of period	$18.870	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	6	5	7	8	8	7	7	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$10.423	$—	$—	$—
Accumulation Unit Value at end of period	$22.402	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	1	2	1	—	—	—
(a) Inception date March 26, 2015.

APP VIII-32

Series III

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Accumulation Unit Value at end of period	$17.397	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212
Number of Accumulation Units outstanding at end of period (in thousands)	158	190	218	261	336	429	509	657	1,133	1,204
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—
Accumulation Unit Value at end of period	$22.307	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	33	30	25	32	32	8	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Accumulation Unit Value at end of period	$18.755	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348
Number of Accumulation Units outstanding at end of period (in thousands)	59	75	102	120	144	181	229	284	361	436
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—
Accumulation Unit Value at end of period	$21.975	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	22	19	9	9	5	5	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Accumulation Unit Value at end of period	$15.492	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	841	1,063	1,324	1,705	2,163	2,647	3,240	4,030	5,101	5,624
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—
Accumulation Unit Value at end of period	$24.345	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	179	196	195	163	185	121	36	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Accumulation Unit Value at end of period	$20.533	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244
Number of Accumulation Units outstanding at end of period (in thousands)	667	840	1,015	1,302	1,599	1,921	2,371	2,947	3,902	4,384
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—
Accumulation Unit Value at end of period	$21.720	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	173	197	174	135	159	107	35	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Accumulation Unit Value at end of period	$12.132	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362
Number of Accumulation Units outstanding at end of period (in thousands)	342	416	504	681	813	958	1,216	1,458	1,701	1,782

APP VIII-33

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—
Accumulation Unit Value at end of period	$15.840	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	114	114	113	96	92	63	19	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Accumulation Unit Value at end of period	$20.338	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282
Number of Accumulation Units outstanding at end of period (in thousands)	146	205	280	365	489	642	810	1,024	1,265	1,389
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—
Accumulation Unit Value at end of period	$17.878	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	78	76	65	65	47	14	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Accumulation Unit Value at end of period	$12.094	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745
Number of Accumulation Units outstanding at end of period (in thousands)	112	149	184	234	293	354	419	518	1,057	1,137
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.495	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	24	25	19	27	19	7	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Accumulation Unit Value at end of period	$20.424	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890
Number of Accumulation Units outstanding at end of period (in thousands)	167	215	285	411	490	594	713	674	846	844
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—
Accumulation Unit Value at end of period	$14.582	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	145	160	145	154	124	113	32	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Accumulation Unit Value at end of period	$23.062	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	10	11	23	29	27	16	19	21
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—
Accumulation Unit Value at end of period	$27.992	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	5	4	1	1	—	—	—	—	—

APP VIII-34

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Accumulation Unit Value at end of period	$21.479	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391
Number of Accumulation Units outstanding at end of period (in thousands)	94	103	138	177	211	270	319	396	465	535
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—
Accumulation Unit Value at end of period	$23.849	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	27	25	27	30	24	7	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Accumulation Unit Value at end of period	$22.340	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982
Number of Accumulation Units outstanding at end of period (in thousands)	58	71	93	150	191	224	264	304	385	432
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—
Accumulation Unit Value at end of period	$21.092	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	71	79	80	53	53	32	3	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.116	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.165	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	104	122	161	195	250	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.487	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	14	15	17	20	—	—	—	—	—
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Accumulation Unit Value at end of period	$26.131	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279
Number of Accumulation Units outstanding at end of period (in thousands)	107	154	188	267	305	400	514	594	728	798
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—
Accumulation Unit Value at end of period	$26.336	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	74	43	31	38	24	9	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Accumulation Unit Value at end of period	$21.038	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958
Number of Accumulation Units outstanding at end of period (in thousands)	68	74	91	119	199	99	160	189	263	279

APP VIII-35

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—
Accumulation Unit Value at end of period	$17.560	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	16	19	31	29	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.436	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.287	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	69	77	153	124	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.029	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.782	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	87	94	76	43	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Accumulation Unit Value at end of period	$22.989	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104
Number of Accumulation Units outstanding at end of period (in thousands)	81	91	128	189	266	312	377	425	523	570
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—
Accumulation Unit Value at end of period	$19.171	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	93	84	86	91	58	24	—	—	—
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.856	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.309	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	64	79	133	154	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.393	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.754	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	19	11	19	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Accumulation Unit Value at end of period	$19.933	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	8	10	9	5	19	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—
Accumulation Unit Value at end of period	$25.740	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	1	1	—	—	—

APP VIII-36

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Core Equity Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.182	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.084	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Accumulation Unit Value at end of period	$11.266	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707
Number of Accumulation Units outstanding at end of period (in thousands)	38	38	66	80	94	119	148	202	264	331
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—
Accumulation Unit Value at end of period	$25.170	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	2	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Accumulation Unit Value at end of period	$15.381	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	35	43	67	98	137	204	237	265	343	383
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—
Accumulation Unit Value at end of period	$20.643	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	15	17	16	12	8	3	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.392	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.146	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.375	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Accumulation Unit Value at end of period	$19.340	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428
Number of Accumulation Units outstanding at end of period (in thousands)	304	404	523	697	897	1,155	1,493	1,848	2,234	2,473

APP VIII-37

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—
Accumulation Unit Value at end of period	$16.283	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	112	131	94	63	88	57	6	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Accumulation Unit Value at end of period	$14.509	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512
Number of Accumulation Units outstanding at end of period (in thousands)	34	36	52	73	86	190	135	139	182	199
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—
Accumulation Unit Value at end of period	$23.593	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	6	3	3	1	—	—	—	—
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Accumulation Unit Value at end of period	$9.849	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537
Number of Accumulation Units outstanding at end of period (in thousands)	219	229	327	436	505	526	669	1,402	769	648
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.353	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	174	130	100	362	87	95	34	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Accumulation Unit Value at end of period	$16.678	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737
Number of Accumulation Units outstanding at end of period (in thousands)	14	19	23	39	49	67	103	82	112	154
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—
Accumulation Unit Value at end of period	$12.492	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	22	12	12	14	3	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Accumulation Unit Value at end of period	$14.838	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261
Number of Accumulation Units outstanding at end of period (in thousands)	61	81	109	145	189	236	284	324	429	483
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—
Accumulation Unit Value at end of period	$16.753	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	14	15	12	10	5	4	—	—	—

APP VIII-38

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Accumulation Unit Value at end of period	$16.113	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423
Number of Accumulation Units outstanding at end of period (in thousands)	203	262	352	486	593	748	950	1,146	1,542	1,671
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.517	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.167	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	43	40	—	—	—	—	—	—	—
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Accumulation Unit Value at end of period	$25.736	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	23	32	41	45	45	41	48	62
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—
Accumulation Unit Value at end of period	$14.931	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	16	17	11	10	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Accumulation Unit Value at end of period	$15.614	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520
Number of Accumulation Units outstanding at end of period (in thousands)	20	24	35	49	71	90	95	114	130	164
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—
Accumulation Unit Value at end of period	$14.970	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	5	5	7	5	2	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Accumulation Unit Value at end of period	$30.258	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	29	48	68	65	72	67	110	110
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—
Accumulation Unit Value at end of period	$21.578	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	39	37	56	43	—	—	—	—
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.456	$10.699	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.718	$11.456	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	111	—	—	—	—	—	—	—	—

APP VIII-39

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.373	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.571	$11.373	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.690	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.101	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	279	330	440	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.475	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.708	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	93	90	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Accumulation Unit Value at end of period	$19.093	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	38	61	70	79	87	104	106	133
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—
Accumulation Unit Value at end of period	$22.561	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	28	26	18	13	8	1	—	—	—
(a) Inception date March 26, 2015.
Series IV

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Accumulation Unit Value at end of period	$17.397	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212
Number of Accumulation Units outstanding at end of period (in thousands)	158	190	218	261	336	429	509	657	1,133	1,204
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—
Accumulation Unit Value at end of period	$22.307	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	33	30	25	32	32	8	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Accumulation Unit Value at end of period	$18.755	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348
Number of Accumulation Units outstanding at end of period (in thousands)	59	75	102	120	144	181	229	284	361	436

APP VIII-40

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—
Accumulation Unit Value at end of period	$21.975	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	22	19	9	9	5	5	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Accumulation Unit Value at end of period	$15.492	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	841	1,063	1,324	1,705	2,163	2,647	3,240	4,030	5,101	5,624
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—
Accumulation Unit Value at end of period	$24.345	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	179	196	195	163	185	121	36	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Accumulation Unit Value at end of period	$20.533	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244
Number of Accumulation Units outstanding at end of period (in thousands)	667	840	1,015	1,302	1,599	1,921	2,371	2,947	3,902	4,384
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—
Accumulation Unit Value at end of period	$21.720	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	173	197	174	135	159	107	35	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Accumulation Unit Value at end of period	$12.132	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362
Number of Accumulation Units outstanding at end of period (in thousands)	342	416	504	681	813	958	1,216	1,458	1,701	1,782
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—
Accumulation Unit Value at end of period	$15.840	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	114	114	113	96	92	63	19	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Accumulation Unit Value at end of period	$20.338	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282
Number of Accumulation Units outstanding at end of period (in thousands)	146	205	280	365	489	642	810	1,024	1,265	1,389
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—
Accumulation Unit Value at end of period	$17.878	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	78	76	65	65	47	14	—	—	—

APP VIII-41

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Accumulation Unit Value at end of period	$12.094	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745
Number of Accumulation Units outstanding at end of period (in thousands)	112	149	184	234	293	354	419	518	1,057	1,137
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.495	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	24	25	19	27	19	7	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Accumulation Unit Value at end of period	$20.424	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890
Number of Accumulation Units outstanding at end of period (in thousands)	167	215	285	411	490	594	713	674	846	844
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—
Accumulation Unit Value at end of period	$14.582	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	145	160	145	154	124	113	32	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Accumulation Unit Value at end of period	$23.062	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	10	11	23	29	27	16	19	21
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—
Accumulation Unit Value at end of period	$27.992	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	5	4	1	1	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Accumulation Unit Value at end of period	$21.479	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391
Number of Accumulation Units outstanding at end of period (in thousands)	94	103	138	177	211	270	319	396	465	535
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—
Accumulation Unit Value at end of period	$23.849	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	27	25	27	30	24	7	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Accumulation Unit Value at end of period	$22.340	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982
Number of Accumulation Units outstanding at end of period (in thousands)	58	71	93	150	191	224	264	304	385	432

APP VIII-42

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—
Accumulation Unit Value at end of period	$21.092	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	71	79	80	53	53	32	3	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.116	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.165	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	104	122	161	195	250	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.487	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	14	15	17	20	—	—	—	—	—
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Accumulation Unit Value at end of period	$26.131	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279
Number of Accumulation Units outstanding at end of period (in thousands)	107	154	188	267	305	400	514	594	728	798
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—
Accumulation Unit Value at end of period	$26.336	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	74	43	31	38	24	9	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Accumulation Unit Value at end of period	$21.038	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958
Number of Accumulation Units outstanding at end of period (in thousands)	68	74	91	119	199	99	160	189	263	279
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—
Accumulation Unit Value at end of period	$17.560	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	16	19	31	29	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.436	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.287	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	69	77	153	124	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.029	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.782	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	87	94	76	43	—	—	—	—	—

APP VIII-43

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Accumulation Unit Value at end of period	$22.989	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104
Number of Accumulation Units outstanding at end of period (in thousands)	81	91	128	189	266	312	377	425	523	570
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—
Accumulation Unit Value at end of period	$19.171	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	93	84	86	91	58	24	—	—	—
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.856	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.309	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	64	79	133	154	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.393	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.754	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	19	11	19	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Accumulation Unit Value at end of period	$19.933	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	8	10	9	5	19	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—
Accumulation Unit Value at end of period	$25.740	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	1	1	—	—	—
MFS Core Equity Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.182	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.084	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Accumulation Unit Value at end of period	$11.266	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707
Number of Accumulation Units outstanding at end of period (in thousands)	38	38	66	80	94	119	148	202	264	331

APP VIII-44

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—
Accumulation Unit Value at end of period	$25.170	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	2	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Accumulation Unit Value at end of period	$15.381	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	35	43	67	98	137	204	237	265	343	383
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—
Accumulation Unit Value at end of period	$20.643	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	15	17	16	12	8	3	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.392	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.146	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.375	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Accumulation Unit Value at end of period	$19.340	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428
Number of Accumulation Units outstanding at end of period (in thousands)	304	404	523	697	897	1,155	1,493	1,848	2,234	2,473
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—
Accumulation Unit Value at end of period	$16.283	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	112	131	94	63	88	57	6	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Accumulation Unit Value at end of period	$14.509	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512
Number of Accumulation Units outstanding at end of period (in thousands)	34	36	52	73	86	190	135	139	182	199
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—
Accumulation Unit Value at end of period	$23.593	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	6	3	3	1	—	—	—	—

APP VIII-45

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Accumulation Unit Value at end of period	$9.849	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537
Number of Accumulation Units outstanding at end of period (in thousands)	219	229	327	436	505	526	669	1,402	769	648
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.353	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	174	130	100	362	87	95	34	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Accumulation Unit Value at end of period	$16.678	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737
Number of Accumulation Units outstanding at end of period (in thousands)	14	19	23	39	49	67	103	82	112	154
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—
Accumulation Unit Value at end of period	$12.492	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	22	12	12	14	3	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Accumulation Unit Value at end of period	$14.838	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261
Number of Accumulation Units outstanding at end of period (in thousands)	61	81	109	145	189	236	284	324	429	483
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—
Accumulation Unit Value at end of period	$16.753	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	14	15	12	10	5	4	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Accumulation Unit Value at end of period	$16.113	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423
Number of Accumulation Units outstanding at end of period (in thousands)	203	262	352	486	593	748	950	1,146	1,542	1,671
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.517	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.167	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	43	40	—	—	—	—	—	—	—
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Accumulation Unit Value at end of period	$25.736	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	23	32	41	45	45	41	48	62

APP VIII-46

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—
Accumulation Unit Value at end of period	$14.931	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	16	17	11	10	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Accumulation Unit Value at end of period	$15.614	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520
Number of Accumulation Units outstanding at end of period (in thousands)	20	24	35	49	71	90	95	114	130	164
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—
Accumulation Unit Value at end of period	$14.970	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	5	5	7	5	2	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Accumulation Unit Value at end of period	$30.258	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	29	48	68	65	72	67	110	110
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—
Accumulation Unit Value at end of period	$21.578	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	39	37	56	43	—	—	—	—
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.456	$10.699	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.718	$11.456	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	111	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.373	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.571	$11.373	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.690	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.101	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	279	330	440	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.475	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.708	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	93	90	—	—	—	—	—	—	—

APP VIII-47

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Accumulation Unit Value at end of period	$19.093	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	38	61	70	79	87	104	106	133
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—
Accumulation Unit Value at end of period	$22.561	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	28	26	18	13	8	1	—	—	—
(a) Inception date March 26, 2015.

APP IX-1

Appendix IX - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable to Hartford Select Leaders 2, 3 & 4
As of May 2, 2016, the following models will be available to you to invest in.

Portfolio Planner Models

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth	Growth
American Funds Global Growth Fund	4%	6%	7%	9%	10%
American Funds International Fund	4%	5%	7%	8%	10%
Franklin Small-Mid Cap Growth VIP Fund	2%	2%	3%	4%	5%
Franklin Strategic Income VIP Fund	24%	17%	13%	9%	5%
Invesco V.I. American Value Fund	3%	3%	4%	5%	6%
Invesco V.I. Diversified Dividend Fund	4%	6%	7%	8%	9%
Invesco V.I. High Yield Fund	16%	20%	19%	17%	14%
MFS Core Equity Portfolio	4%	5%	7%	8%	9%
MFS Growth Series	5%	6%	7%	8%	10%
UIF Core Plus Fixed Income Portfolio	30%	23%	18%	14%	11%
UIF Emerging Markets Equity Portfolio	3%	5%	6%	7%	8%
UIF Small Company Growth Portfolio	1%	2%	2%	3%	3%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life Insurance Company
Separate Account Three
Hartford Select Leaders Series II, IIR, III and IV
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 2, 2016
Date of Statement of Additional Information: May 2, 2016

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Three as of December 31, 2015, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2015: $8,645,937; 2014: $7,932,000; and 2013: $6,827,894.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.

Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.

3

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a − b/cd +1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] − 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

5

Series II/IIR

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242
Accumulation Unit Value at end of period	$24.132	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	4
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.990	$21.905	$17.283	$14.372	$16.076	$14.662	$10.501	$17.371	$15.415	$13.046
Accumulation Unit Value at end of period	$23.073	$21.990	$21.905	$17.283	$14.372	$16.076	$14.662	$10.501	$17.371	$15.415
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	2	3	3
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467	$17.324	$15.381	$13.024
Accumulation Unit Value at end of period	$22.919	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467	$17.324	$15.381
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	6	7	9	14	15	15	17	15
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.451	$21.411	$16.926	$14.103	$15.808	$14.446	$10.367	$17.184	$15.280	$12.957
Accumulation Unit Value at end of period	$22.462	$21.451	$21.411	$16.926	$14.103	$15.808	$14.446	$10.367	$17.184	$15.280
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	12	18	21	21	22	19	19
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$7.296	$12.111	$10.785	$9.160
Accumulation Unit Value at end of period	$15.642	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$7.296	$12.111	$10.785
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	34	10	4	5	3	3	3	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.643	$20.656	$16.371	$13.674	$15.365	$14.077	$10.127	$—	$—	$—
Accumulation Unit Value at end of period	$21.562	$20.643	$20.656	$16.371	$13.674	$15.365	$14.077	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	1	2	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.021	$16.039	$12.718	$10.628	$11.948	$10.952	$7.883	$13.106	$11.689	$9.942
Accumulation Unit Value at end of period	$16.726	$16.021	$16.039	$12.718	$10.628	$11.948	$10.952	$7.883	$13.106	$11.689
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	3	3	3	3	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$10.624	$—	$—	$—
Accumulation Unit Value at end of period	$22.150	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

6

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191
Accumulation Unit Value at end of period	$25.417	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	1	2	2	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.702	$24.653	$19.586	$16.891	$21.292	$17.727	$11.201	$24.563	$20.616	$16.937
Accumulation Unit Value at end of period	$24.301	$24.702	$24.653	$19.586	$16.891	$21.292	$17.727	$11.201	$24.563	$20.616
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	4	5	7	11	12
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165	$24.496	$20.571	$16.909
Accumulation Unit Value at end of period	$24.139	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165	$24.496	$20.571
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	9	11	12	14	16
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.096	$24.096	$19.183	$16.576	$20.937	$17.466	$11.058	$24.298	$20.435	$16.822
Accumulation Unit Value at end of period	$23.658	$24.096	$24.096	$19.183	$16.576	$20.937	$17.466	$11.058	$24.298	$20.435
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	8	10	13	15	16	17	20
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$7.965	$17.529	$14.764	$12.172
Accumulation Unit Value at end of period	$16.863	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$7.965	$17.529	$14.764
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	7	2	3	2	5	5	6	5
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.189	$23.247	$18.553	$16.072	$20.351	$17.020	$10.803	$—	$—	$—
Accumulation Unit Value at end of period	$22.710	$23.189	$23.247	$18.553	$16.072	$20.351	$17.020	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	3	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.119	$17.170	$13.710	$11.883	$15.054	$12.596	$7.999	$17.629	$14.870	$12.278
Accumulation Unit Value at end of period	$16.757	$17.119	$17.170	$13.710	$11.883	$15.054	$12.596	$7.999	$17.629	$14.870
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	6	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$10.599	$—	$—	$—
Accumulation Unit Value at end of period	$21.820	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

7

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164
Accumulation Unit Value at end of period	$21.921	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	12	17	20	20	24	27	30
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.990	$18.776	$14.708	$12.715	$13.539	$11.626	$8.499	$15.461	$14.026	$12.970
Accumulation Unit Value at end of period	$20.959	$19.990	$18.776	$14.708	$12.715	$13.539	$11.626	$8.499	$15.461	$14.026
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	5	9	29	42	50	71	77
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472	$15.419	$13.995	$12.948
Accumulation Unit Value at end of period	$20.819	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472	$15.419	$13.995
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	20	27	53	74	85	104	123	131
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.500	$18.352	$14.405	$12.478	$13.313	$11.455	$8.391	$15.295	$13.903	$12.881
Accumulation Unit Value at end of period	$20.404	$19.500	$18.352	$14.405	$12.478	$13.313	$11.455	$8.391	$15.295	$13.903
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	55	74	90	120	127	130	133	144
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$5.789	$10.567	$9.620	$8.927
Accumulation Unit Value at end of period	$13.929	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$5.789	$10.567	$9.620
Number of Accumulation Units outstanding at end of period (in thousands)	118	149	166	111	86	90	82	49	52	52
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.765	$17.705	$13.932	$12.099	$12.940	$11.162	$8.197	$—	$—	$—
Accumulation Unit Value at end of period	$19.587	$18.765	$17.705	$13.932	$12.099	$12.940	$11.162	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	26	20	17	11	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.047	$12.316	$9.696	$8.424	$9.015	$7.780	$5.716	$10.450	$9.528	$8.855
Accumulation Unit Value at end of period	$13.611	$13.047	$12.316	$9.696	$8.424	$9.015	$7.780	$5.716	$10.450	$9.528
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	14	23	55	75	76	77	73	81
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$10.331	$—	$—	$—
Accumulation Unit Value at end of period	$24.173	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	19	19	6	6	—	—	—	—	—

8

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212
Accumulation Unit Value at end of period	$19.780	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	10	13	20	10	9	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.998	$17.501	$13.361	$11.591	$12.033	$11.006	$8.547	$14.017	$13.600	$12.031
Accumulation Unit Value at end of period	$18.912	$18.998	$17.501	$13.361	$11.591	$12.033	$11.006	$8.547	$14.017	$13.600
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	16	7	22	23	16	22	25
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520	$13.979	$13.570	$12.011
Accumulation Unit Value at end of period	$18.785	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520	$13.979	$13.570
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	17	19	25	59	72	81	101	101
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.532	$17.106	$13.085	$11.374	$11.833	$10.844	$8.438	$13.866	$13.480	$11.949
Accumulation Unit Value at end of period	$18.411	$18.532	$17.106	$13.085	$11.374	$11.833	$10.844	$8.438	$13.866	$13.480
Number of Accumulation Units outstanding at end of period (in thousands)	19	22	62	89	105	131	136	141	157	168
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$8.551	$14.072	$13.702	$12.164
Accumulation Unit Value at end of period	$18.462	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$8.551	$14.072	$13.702
Number of Accumulation Units outstanding at end of period (in thousands)	72	94	114	57	41	44	36	37	41	35
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.834	$16.503	$12.656	$11.028	$11.501	$10.567	$8.243	$—	$—	$—
Accumulation Unit Value at end of period	$17.673	$17.834	$16.503	$12.656	$11.028	$11.501	$10.567	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	31	18	16	9	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.020	$16.684	$12.801	$11.160	$11.645	$10.704	$8.354	$13.769	$13.426	$11.938
Accumulation Unit Value at end of period	$17.849	$18.020	$16.684	$12.801	$11.160	$11.645	$10.704	$8.354	$13.769	$13.426
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	14	16	26	27	28	32	32
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$10.272	$—	$—	$—
Accumulation Unit Value at end of period	$21.566	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	13	6	6	—	—	—	—	—

9

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877
Accumulation Unit Value at end of period	$17.195	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	7	9	13	20	13	14	16
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.550	$18.374	$15.395	$13.308	$15.765	$14.983	$10.673	$18.796	$15.961	$13.672
Accumulation Unit Value at end of period	$16.440	$17.550	$18.374	$15.395	$13.308	$15.765	$14.983	$10.673	$18.796	$15.961
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	5	11	38	50	53	73	74
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639	$18.745	$15.925	$13.649
Accumulation Unit Value at end of period	$16.330	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639	$18.745	$15.925
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	7	8	14	16	19	25	23
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.119	$17.959	$15.078	$13.059	$15.501	$14.762	$10.537	$18.593	$15.820	$13.579
Accumulation Unit Value at end of period	$16.005	$17.119	$17.959	$15.078	$13.059	$15.501	$14.762	$10.537	$18.593	$15.820
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	20	24	26	33	36	37	43	48
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$7.258	$12.826	$10.930	$9.395
Accumulation Unit Value at end of period	$10.909	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$7.258	$12.826	$10.930
Number of Accumulation Units outstanding at end of period (in thousands)	40	50	50	36	33	19	14	12	11	6
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.474	$17.326	$14.583	$12.662	$15.068	$14.385	$10.293	$—	$—	$—
Accumulation Unit Value at end of period	$15.363	$16.474	$17.326	$14.583	$12.662	$15.068	$14.385	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	9	8	4	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.557	$13.212	$11.126	$9.665	$11.508	$10.992	$7.869	$13.928	$11.886	$10.233
Accumulation Unit Value at end of period	$11.704	$12.557	$13.212	$11.126	$9.665	$11.508	$10.992	$7.869	$13.928	$11.886
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	3	3	3	9	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$10.761	$—	$—	$—
Accumulation Unit Value at end of period	$15.728	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	1	—	—	—	—	—	—

10

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858
Accumulation Unit Value at end of period	$20.188	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	9	9	10	13	12	11	13
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.693	$19.688	$15.644	$13.956	$14.374	$13.175	$10.653	$17.264	$17.003	$14.639
Accumulation Unit Value at end of period	$19.302	$20.693	$19.688	$15.644	$13.956	$14.374	$13.175	$10.653	$17.264	$17.003
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	7	19	21	18	23	22
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619	$17.217	$16.966	$14.614
Accumulation Unit Value at end of period	$19.173	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619	$17.217	$16.966
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	8	10	10	17	20	28	31	31
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.186	$19.244	$15.322	$13.696	$14.134	$12.981	$10.517	$17.078	$16.854	$14.539
Accumulation Unit Value at end of period	$18.790	$20.186	$19.244	$15.322	$13.696	$14.134	$12.981	$10.517	$17.078	$16.854
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	9	15	26	26	28	33	36
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$10.343	$16.820	$16.625	$14.363
Accumulation Unit Value at end of period	$18.286	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$10.343	$16.820	$16.625
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	18	18	19	21	16	5	5	8
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.426	$18.565	$14.819	$13.279	$13.739	$12.649	$10.274	$—	$—	$—
Accumulation Unit Value at end of period	$18.038	$19.426	$18.565	$14.819	$13.279	$13.739	$12.649	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	2	4	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.594	$17.779	$14.198	$12.730	$13.176	$12.138	$9.863	$16.064	$15.901	$13.759
Accumulation Unit Value at end of period	$17.256	$18.594	$17.779	$14.198	$12.730	$13.176	$12.138	$9.863	$16.064	$15.901
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	8	8	9	8	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$10.325	$—	$—	$—
Accumulation Unit Value at end of period	$17.752	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	5	—	—	—	—	—

11

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525
Accumulation Unit Value at end of period	$20.733	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	2	3	5	9	4	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.755	$19.682	$14.519	$13.349	$14.296	$11.417	$8.104	$14.364	$13.160	$12.340
Accumulation Unit Value at end of period	$19.823	$20.755	$19.682	$14.519	$13.349	$14.296	$11.417	$8.104	$14.364	$13.160
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	10	12	9	7	8
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078	$14.325	$13.131	$12.319
Accumulation Unit Value at end of period	$19.690	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078	$14.325	$13.131
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	6	8	13	18	19	21	23
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.245	$19.238	$14.220	$13.100	$14.058	$11.248	$8.001	$14.209	$13.044	$12.256
Accumulation Unit Value at end of period	$19.298	$20.245	$19.238	$14.220	$13.100	$14.058	$11.248	$8.001	$14.209	$13.044
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	8	9	14	15	15	17	17
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$4.556	$8.103	$7.450	$7.010
Accumulation Unit Value at end of period	$10.874	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$4.556	$8.103	$7.450
Number of Accumulation Units outstanding at end of period (in thousands)	23	22	22	20	14	11	7	7	8	15
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.483	$18.559	$13.753	$12.702	$13.664	$10.961	$7.816	$—	$—	$—
Accumulation Unit Value at end of period	$18.524	$19.483	$18.559	$13.753	$12.702	$13.664	$10.961	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	6	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.274	$10.745	$7.966	$7.361	$7.922	$6.358	$4.536	$8.080	$7.440	$7.011
Accumulation Unit Value at end of period	$10.714	$11.274	$10.745	$7.966	$7.361	$7.922	$6.358	$4.536	$8.080	$7.440
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	4	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.329	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

12

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406
Accumulation Unit Value at end of period	$20.911	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	3	3	3	13	31	22
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.142	$21.100	$20.773	$18.715	$18.559	$17.008	$13.745	$15.746	$15.110	$14.193
Accumulation Unit Value at end of period	$19.993	$21.142	$21.100	$20.773	$18.715	$18.559	$17.008	$13.745	$15.746	$15.110
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	4	15	20	33	52	47
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701	$15.703	$15.077	$14.169
Accumulation Unit Value at end of period	$19.859	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701	$15.703	$15.077
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	7	10	12	14	17	26	30	27
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.623	$20.624	$20.344	$18.366	$18.249	$16.758	$13.570	$15.576	$14.977	$14.096
Accumulation Unit Value at end of period	$19.464	$20.623	$20.624	$20.344	$18.366	$18.249	$16.758	$13.570	$15.576	$14.977
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	8	10	15	21	23	21	24	29
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$12.939	$14.874	$14.324	$13.501
Accumulation Unit Value at end of period	$18.365	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$12.939	$14.874	$14.324
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	8	9	7	5	4	2	2	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.847	$19.897	$19.677	$17.808	$17.739	$16.330	$13.256	$—	$—	$—
Accumulation Unit Value at end of period	$18.684	$19.847	$19.897	$19.677	$17.808	$17.739	$16.330	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	4	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.019	$19.076	$18.875	$17.091	$17.033	$15.688	$12.741	$14.669	$14.148	$13.355
Accumulation Unit Value at end of period	$17.896	$19.019	$19.076	$18.875	$17.091	$17.033	$15.688	$12.741	$14.669	$14.148
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	2	35	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$10.490	$—	$—	$—
Accumulation Unit Value at end of period	$14.479	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

13

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174
Accumulation Unit Value at end of period	$22.772	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.330	$20.097	$14.651	$13.168	$14.337	$12.221	$7.519	$15.060	$13.159	$13.068
Accumulation Unit Value at end of period	$21.922	$21.330	$20.097	$14.651	$13.168	$14.337	$12.221	$7.519	$15.060	$13.159
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.206	$19.990	$14.581	$13.111	$14.282	$12.180	$7.498	$15.025	$13.135	$13.051
Accumulation Unit Value at end of period	$21.784	$21.206	$19.990	$14.581	$13.111	$14.282	$12.180	$7.498	$15.025	$13.135
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	2	2	2
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.838	$19.673	$14.371	$12.942	$14.119	$12.059	$7.434	$14.920	$13.063	$12.999
Accumulation Unit Value at end of period	$21.374	$20.838	$19.673	$14.371	$12.942	$14.119	$12.059	$7.434	$14.920	$13.063
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	4	5	5	5	5	4
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$7.371	$14.816	$12.991	$12.947
Accumulation Unit Value at end of period	$20.972	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$7.371	$14.816	$12.991
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.252	$19.168	$14.037	$12.673	$13.860	$11.867	$7.335	$—	$—	$—
Accumulation Unit Value at end of period	$20.721	$20.252	$19.168	$14.037	$12.673	$13.860	$11.867	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.141	$19.072	$13.974	$12.622	$13.811	$11.832	$7.316	$14.728	$12.933	$12.908
Accumulation Unit Value at end of period	$20.597	$20.141	$19.072	$13.974	$12.622	$13.811	$11.832	$7.316	$14.728	$12.933
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$10.047	$—	$—	$—
Accumulation Unit Value at end of period	$27.794	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

14

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333
Accumulation Unit Value at end of period	$26.938	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	2	2	2	2	2	3	4	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.880	$26.819	$20.357	$17.686	$17.861	$14.892	$10.902	$18.926	$17.886	$15.103
Accumulation Unit Value at end of period	$25.750	$28.880	$26.819	$20.357	$17.686	$17.861	$14.892	$10.902	$18.926	$17.886
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	4	4	6	7	6
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.702	$26.666	$20.251	$17.603	$17.786	$14.836	$10.867	$18.875	$17.846	$15.077
Accumulation Unit Value at end of period	$25.578	$28.702	$26.666	$20.251	$17.603	$17.786	$14.836	$10.867	$18.875	$17.846
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	5	6	8	9	9	9	11
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.172	$26.214	$19.937	$17.356	$17.563	$14.672	$10.763	$18.722	$17.728	$15.000
Accumulation Unit Value at end of period	$25.068	$28.172	$26.214	$19.937	$17.356	$17.563	$14.672	$10.763	$18.722	$17.728
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	9	14	16	16	18	20
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$11.765	$20.496	$19.437	$16.470
Accumulation Unit Value at end of period	$27.116	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$11.765	$20.496	$19.437
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	5	3	3	4	1	1	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.132	$28.107	$21.431	$18.703	$18.973	$15.890	$11.686	$—	$—	$—
Accumulation Unit Value at end of period	$26.745	$30.132	$28.107	$21.431	$18.703	$18.973	$15.890	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	7	5	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.840	$27.849	$21.245	$18.550	$18.827	$15.776	$11.607	$20.251	$19.234	$16.322
Accumulation Unit Value at end of period	$26.473	$29.840	$27.849	$21.245	$18.550	$18.827	$15.776	$11.607	$20.251	$19.234
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$10.566	$—	$—	$—
Accumulation Unit Value at end of period	$23.681	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

15

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816
Accumulation Unit Value at end of period	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	3	3	4	5	7	7	11
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.073	$21.554	$16.194	$13.878	$14.448	$12.728	$10.102	$16.038	$16.735	$14.698
Accumulation Unit Value at end of period	$21.236	$23.073	$21.554	$16.194	$13.878	$14.448	$12.728	$10.102	$16.038	$16.735
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	11	11	17	19	25
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.939	$21.439	$16.115	$13.818	$14.393	$12.686	$10.074	$16.000	$16.704	$14.678
Accumulation Unit Value at end of period	$21.102	$22.939	$21.439	$16.115	$13.818	$14.393	$12.686	$10.074	$16.000	$16.704
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	5	6	13	14	20	22	24
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.541	$21.099	$15.883	$13.639	$14.229	$12.559	$9.988	$15.889	$16.613	$14.620
Accumulation Unit Value at end of period	$20.705	$22.541	$21.099	$15.883	$13.639	$14.229	$12.559	$9.988	$15.889	$16.613
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	8	15	23	26	26	34	34
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$9.904	$15.778	$16.522	$14.561
Accumulation Unit Value at end of period	$20.315	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$9.904	$15.778	$16.522
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	21	11	11	9	9	9	10	10
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.908	$20.557	$15.514	$13.356	$13.968	$12.360	$9.854	$—	$—	$—
Accumulation Unit Value at end of period	$20.073	$21.908	$20.557	$15.514	$13.356	$13.968	$12.360	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.787	$20.455	$15.445	$13.302	$13.919	$12.323	$9.830	$15.683	$16.447	$14.517
Accumulation Unit Value at end of period	$19.953	$21.787	$20.455	$15.445	$13.302	$13.919	$12.323	$9.830	$15.683	$16.447
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—	$—
Accumulation Unit Value at end of period	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

16

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.055	$14.497	$11.265	$9.670	$10.612	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.087	$16.055	$14.497	$11.265	$9.670	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	5	4	4	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.874	$14.376	$11.204	$9.647	$10.608	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.858	$15.874	$14.376	$11.204	$9.647	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.844	$14.356	$11.194	$9.643	$10.607	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.820	$15.844	$14.356	$11.194	$9.643	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.754	$14.296	$11.164	$9.632	$10.605	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.706	$15.754	$14.296	$11.164	$9.632	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.664	$14.236	$11.134	$9.620	$10.603	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.594	$15.664	$14.236	$11.134	$9.620	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	1	—	2	2	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.605	$14.197	$11.114	$9.613	$10.602	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.519	$15.605	$14.197	$11.114	$9.613	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.576	$14.177	$11.104	$9.609	$10.601	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.482	$15.576	$14.177	$11.104	$9.609	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.429	$14.078	$11.055	$9.590	$10.598	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.298	$15.429	$14.078	$11.055	$9.590	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

17

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229
Accumulation Unit Value at end of period	$25.695	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	5	7	11
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.853	$23.192	$17.494	$15.262	$15.658	$13.168	$9.269	$15.797	$15.903	$14.053
Accumulation Unit Value at end of period	$24.625	$25.853	$23.192	$17.494	$15.262	$15.658	$13.168	$9.269	$15.797	$15.903
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	3	15	27	33	45	52
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.674	$23.043	$17.390	$15.179	$15.581	$13.110	$9.232	$15.742	$15.856	$14.018
Accumulation Unit Value at end of period	$24.442	$25.674	$23.043	$17.390	$15.179	$15.581	$13.110	$9.232	$15.742	$15.856
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	6	7	7	7	8	8	10	16
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.219	$22.669	$17.133	$14.978	$15.397	$12.974	$9.151	$15.626	$15.763	$13.957
Accumulation Unit Value at end of period	$23.973	$25.219	$22.669	$17.133	$14.978	$15.397	$12.974	$9.151	$15.626	$15.763
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	8	12	15	16	17	18	19
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$9.063	$15.500	$15.659	$13.885
Accumulation Unit Value at end of period	$23.495	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$9.063	$15.500	$15.659
Number of Accumulation Units outstanding at end of period (in thousands)	20	10	12	12	14	14	13	14	14	18
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.483	$22.062	$16.716	$14.650	$15.098	$12.754	$9.018	$—	$—	$—
Accumulation Unit Value at end of period	$23.215	$24.483	$22.062	$16.716	$14.650	$15.098	$12.754	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.348	$21.952	$16.641	$14.591	$15.045	$12.716	$8.995	$15.407	$15.589	$13.844
Accumulation Unit Value at end of period	$23.076	$24.348	$21.952	$16.641	$14.591	$15.045	$12.716	$8.995	$15.407	$15.589
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	6	13	15	15	16	23	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$10.373	$—	$—	$—
Accumulation Unit Value at end of period	$26.149	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	4	1	—	—	—	—	—

18

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452
Accumulation Unit Value at end of period	$20.773	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.923	$19.605	$15.999	$14.509	$14.982	$13.630	$11.341	$14.949	$14.740	$13.344
Accumulation Unit Value at end of period	$19.998	$20.923	$19.605	$15.999	$14.509	$14.982	$13.630	$11.341	$14.949	$14.740
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	4	5	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.801	$19.501	$15.922	$14.446	$14.925	$13.584	$11.309	$14.914	$14.713	$13.327
Accumulation Unit Value at end of period	$19.872	$20.801	$19.501	$15.922	$14.446	$14.925	$13.584	$11.309	$14.914	$14.713
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	3	—	—	—	2	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.440	$19.192	$15.693	$14.260	$14.754	$13.449	$11.213	$14.810	$14.632	$13.273
Accumulation Unit Value at end of period	$19.498	$20.440	$19.192	$15.693	$14.260	$14.754	$13.449	$11.213	$14.810	$14.632
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$11.118	$14.706	$14.552	$13.220
Accumulation Unit Value at end of period	$19.131	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$11.118	$14.706	$14.552
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.866	$18.699	$15.329	$13.963	$14.483	$13.235	$11.062	$—	$—	$—
Accumulation Unit Value at end of period	$18.903	$19.866	$18.699	$15.329	$13.963	$14.483	$13.235	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.757	$18.606	$15.260	$13.907	$14.433	$13.196	$11.035	$14.618	$14.487	$13.181
Accumulation Unit Value at end of period	$18.790	$19.757	$18.606	$15.260	$13.907	$14.433	$13.196	$11.035	$14.618	$14.487
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$10.421	$—	$—	$—
Accumulation Unit Value at end of period	$17.436	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

19

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.397	$10.170	$10.637	$10.574	$10.023	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.238	$10.397	$10.170	$10.637	$10.574	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.279	$10.085	$10.580	$10.549	$10.020	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.092	$10.279	$10.085	$10.580	$10.549	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.260	$10.071	$10.571	$10.545	$10.019	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.068	$10.260	$10.071	$10.571	$10.545	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.202	$10.029	$10.543	$10.533	$10.017	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.996	$10.202	$10.029	$10.543	$10.533	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	4	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.144	$9.987	$10.514	$10.520	$10.015	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.924	$10.144	$9.987	$10.514	$10.520	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.105	$9.959	$10.495	$10.512	$10.014	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.877	$10.105	$9.959	$10.495	$10.512	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.086	$9.945	$10.486	$10.508	$10.013	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.853	$10.086	$9.945	$10.486	$10.508	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.991	$9.876	$10.439	$10.487	$10.010	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.736	$9.991	$9.876	$10.439	$10.487	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

20

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870
Accumulation Unit Value at end of period	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	4	4	5	5	6	6	8
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.837	$21.166	$16.126	$14.373	$14.987	$13.615	$11.181	$16.809	$16.710	$14.685
Accumulation Unit Value at end of period	$21.665	$22.837	$21.166	$16.126	$14.373	$14.987	$13.615	$11.181	$16.809	$16.710
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	6	6	7	5	5	6	6
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.679	$21.029	$16.030	$14.295	$14.913	$13.554	$11.136	$16.751	$16.661	$14.649
Accumulation Unit Value at end of period	$21.504	$22.679	$21.029	$16.030	$14.295	$14.913	$13.554	$11.136	$16.751	$16.661
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	9	11	11	14	14	15	18	22
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.277	$20.688	$15.793	$14.105	$14.737	$13.415	$11.038	$16.628	$16.563	$14.585
Accumulation Unit Value at end of period	$21.091	$22.277	$20.688	$15.793	$14.105	$14.737	$13.415	$11.038	$16.628	$16.563
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	6	9	14	15	15	14	17
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$10.932	$16.494	$16.454	$14.510
Accumulation Unit Value at end of period	$20.671	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$10.932	$16.494	$16.454
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	12	16	11	10	10	11	12
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.627	$20.134	$15.409	$13.796	$14.451	$13.187	$10.878	$—	$—	$—
Accumulation Unit Value at end of period	$20.424	$21.627	$20.134	$15.409	$13.796	$14.451	$13.187	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	3	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.508	$20.034	$15.340	$13.741	$14.400	$13.147	$10.850	$16.395	$16.380	$14.467
Accumulation Unit Value at end of period	$20.302	$21.508	$20.034	$15.340	$13.741	$14.400	$13.147	$10.850	$16.395	$16.380
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	2	7	9	9	10	18	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—	$—
Accumulation Unit Value at end of period	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—

21

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.811	$11.797	$11.203	$9.715	$10.189	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.255	$11.811	$11.797	$11.203	$9.715	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.677	$11.699	$11.143	$9.692	$10.185	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.095	$11.677	$11.699	$11.143	$9.692	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.655	$11.683	$11.133	$9.688	$10.185	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.068	$11.655	$11.683	$11.133	$9.688	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	4	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.589	$11.634	$11.103	$9.676	$10.183	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.989	$11.589	$11.634	$11.103	$9.676	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.523	$11.585	$11.073	$9.665	$10.181	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.910	$11.523	$11.585	$11.073	$9.665	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	1	1	1	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.480	$11.553	$11.053	$9.657	$10.179	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.858	$11.480	$11.553	$11.053	$9.657	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.458	$11.537	$11.043	$9.653	$10.179	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.832	$11.458	$11.537	$11.043	$9.653	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.350	$11.457	$10.994	$9.634	$10.176	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.703	$11.350	$11.457	$10.994	$9.634	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

22

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773
Accumulation Unit Value at end of period	$19.701	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.183	$18.155	$13.545	$12.366	$13.905	$11.135	$7.257	$13.912	$12.057	$11.711
Accumulation Unit Value at end of period	$19.018	$19.183	$18.155	$13.545	$12.366	$13.905	$11.135	$7.257	$13.912	$12.057
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	2	1	2	1	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.080	$18.066	$13.485	$12.319	$13.858	$11.103	$7.240	$13.886	$12.040	$11.701
Accumulation Unit Value at end of period	$18.907	$19.080	$18.066	$13.485	$12.319	$13.858	$11.103	$7.240	$13.886	$12.040
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.775	$17.804	$13.310	$12.176	$13.719	$11.007	$7.188	$13.808	$11.990	$11.671
Accumulation Unit Value at end of period	$18.577	$18.775	$17.804	$13.310	$12.176	$13.719	$11.007	$7.188	$13.808	$11.990
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	3	4	5	4	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$7.137	$13.731	$11.941	$11.640
Accumulation Unit Value at end of period	$18.252	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$7.137	$13.731	$11.941
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.277	$17.375	$13.022	$11.943	$13.489	$10.850	$7.103	$—	$—	$—
Accumulation Unit Value at end of period	$18.039	$18.277	$17.375	$13.022	$11.943	$13.489	$10.850	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.179	$17.291	$12.965	$11.896	$13.444	$10.819	$7.087	$13.654	$11.892	$11.609
Accumulation Unit Value at end of period	$17.933	$18.179	$17.291	$12.965	$11.896	$13.444	$10.819	$7.087	$13.654	$11.892
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$10.278	$—	$—	$—
Accumulation Unit Value at end of period	$25.558	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

23

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.549	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.173	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.545	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.145	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.544	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.140	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.541	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.126	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.539	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.112	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.537	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.103	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.537	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.098	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.533	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.075	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

24

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987
Accumulation Unit Value at end of period	$16.592	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.032	$14.062	$10.473	$9.093	$9.297	$8.215	$6.082	$9.905	$8.331	$7.869
Accumulation Unit Value at end of period	$15.864	$15.032	$14.062	$10.473	$9.093	$9.297	$8.215	$6.082	$9.905	$8.331
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062	$9.878	$8.312	$7.856
Accumulation Unit Value at end of period	$15.758	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062	$9.878	$8.312
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	2	2	2	3	4	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.663	$13.745	$10.257	$8.923	$9.142	$8.094	$6.004	$9.798	$8.257	$7.816
Accumulation Unit Value at end of period	$15.444	$14.663	$13.745	$10.257	$8.923	$9.142	$8.094	$6.004	$9.798	$8.257
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$3.980	$6.504	$5.490	$5.204
Accumulation Unit Value at end of period	$10.130	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$3.980	$6.504	$5.490
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	2	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.111	$13.260	$9.920	$8.651	$8.886	$7.887	$5.865	$—	$—	$—
Accumulation Unit Value at end of period	$14.825	$14.111	$13.260	$9.920	$8.651	$8.886	$7.887	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.377	$8.816	$6.598	$5.757	$5.917	$5.254	$3.909	$6.398	$5.409	$5.135
Accumulation Unit Value at end of period	$9.846	$9.377	$8.816	$6.598	$5.757	$5.917	$5.254	$3.909	$6.398	$5.409
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$10.097	$—	$—	$—
Accumulation Unit Value at end of period	$24.992	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

25

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782
Accumulation Unit Value at end of period	$15.070	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	5	5	5	5	5	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.653	$13.454	$10.384	$8.879	$9.252	$8.487	$6.816	$10.382	$9.592	$8.652
Accumulation Unit Value at end of period	$14.409	$14.653	$13.454	$10.384	$8.879	$9.252	$8.487	$6.816	$10.382	$9.592
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795	$10.354	$9.571	$8.637
Accumulation Unit Value at end of period	$14.313	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795	$10.354	$9.571
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	6	7	8	9	10	10	10	11
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.294	$13.150	$10.169	$8.714	$9.097	$8.362	$6.729	$10.270	$9.508	$8.593
Accumulation Unit Value at end of period	$14.027	$14.294	$13.150	$10.169	$8.714	$9.097	$8.362	$6.729	$10.270	$9.508
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$6.704	$10.247	$9.501	$8.600
Accumulation Unit Value at end of period	$13.829	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$6.704	$10.247	$9.501
Number of Accumulation Units outstanding at end of period (in thousands)	9	4	4	5	5	1	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.756	$12.686	$9.835	$8.449	$8.843	$8.148	$6.574	$—	$—	$—
Accumulation Unit Value at end of period	$13.465	$13.756	$12.686	$9.835	$8.449	$8.843	$8.148	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.571	$12.523	$9.713	$8.348	$8.741	$8.059	$6.505	$9.958	$9.246	$8.382
Accumulation Unit Value at end of period	$13.278	$13.571	$12.523	$9.713	$8.348	$8.741	$8.059	$6.505	$9.958	$9.246
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$10.219	$—	$—	$—
Accumulation Unit Value at end of period	$20.497	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

26

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.136	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.385	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.109	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.385	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.104	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.382	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.090	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.380	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.076	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.378	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.067	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.378	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.062	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.374	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.039	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

27

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969
Accumulation Unit Value at end of period	$18.971	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281
Number of Accumulation Units outstanding at end of period (in thousands)	6	2	2	2	5	5	6	5	8	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.556	$17.430	$14.922	$13.670	$13.689	$12.692	$10.959	$14.344	$14.028	$12.777
Accumulation Unit Value at end of period	$18.139	$18.556	$17.430	$14.922	$13.670	$13.689	$12.692	$10.959	$14.344	$14.028
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	5	7	7	7	8	8
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924	$14.305	$13.997	$12.756
Accumulation Unit Value at end of period	$18.018	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924	$14.305	$13.997
Number of Accumulation Units outstanding at end of period (in thousands)	3	8	9	11	12	14	17	18	22	28
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.100	$17.037	$14.614	$13.415	$13.461	$12.505	$10.819	$14.190	$13.905	$12.690
Accumulation Unit Value at end of period	$17.658	$18.100	$17.037	$14.614	$13.415	$13.461	$12.505	$10.819	$14.190	$13.905
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	8	16	19	28	32	33	44	53
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$10.767	$14.142	$13.879	$12.686
Accumulation Unit Value at end of period	$17.390	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$10.767	$14.142	$13.879
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	13	14	13	17	18	10	10	11
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.419	$16.436	$14.135	$13.007	$13.084	$12.185	$10.569	$—	$—	$—
Accumulation Unit Value at end of period	$16.951	$17.419	$16.436	$14.135	$13.007	$13.084	$12.185	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.451	$15.531	$13.363	$12.303	$12.382	$11.537	$10.012	$13.171	$12.945	$11.850
Accumulation Unit Value at end of period	$16.002	$16.451	$15.531	$13.363	$12.303	$12.382	$11.537	$10.012	$13.171	$12.945
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	10	15	16	18	22	27
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$10.295	$—	$—	$—
Accumulation Unit Value at end of period	$16.168	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	4	—	—	—	—	—

28

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686
Accumulation Unit Value at end of period	$14.267	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	1	1	1	1	1	1	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.954	$15.122	$11.220	$10.565	$11.601	$8.925	$5.684	$11.183	$9.293	$8.578
Accumulation Unit Value at end of period	$13.673	$14.954	$15.122	$11.220	$10.565	$11.601	$8.925	$5.684	$11.183	$9.293
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.850	$15.025	$11.154	$10.508	$11.544	$8.886	$5.662	$11.145	$9.265	$8.557
Accumulation Unit Value at end of period	$13.571	$14.850	$15.025	$11.154	$10.508	$11.544	$8.886	$5.662	$11.145	$9.265
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	4	4	4	4	4
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.587	$14.780	$10.989	$10.368	$11.407	$8.794	$5.611	$11.063	$9.211	$8.519
Accumulation Unit Value at end of period	$13.311	$14.587	$14.780	$10.989	$10.368	$11.407	$8.794	$5.611	$11.063	$9.211
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	3	7	8	8	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$5.558	$10.973	$9.150	$8.476
Accumulation Unit Value at end of period	$13.046	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$5.558	$10.973	$9.150
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.161	$14.385	$10.721	$10.141	$11.185	$8.644	$5.530	$—	$—	$—
Accumulation Unit Value at end of period	$12.890	$14.161	$14.385	$10.721	$10.141	$11.185	$8.644	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.083	$14.313	$10.673	$10.101	$11.146	$8.619	$5.516	$10.907	$9.109	$8.450
Accumulation Unit Value at end of period	$12.813	$14.083	$14.313	$10.673	$10.101	$11.146	$8.619	$5.516	$10.907	$9.109
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	2	2	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$10.263	$—	$—	$—
Accumulation Unit Value at end of period	$23.427	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

29

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182
Accumulation Unit Value at end of period	$9.685	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	3	3	4	2	4
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.459	$9.639	$9.823	$10.010	$10.201	$10.396	$10.594	$10.572	$10.294	$10.055
Accumulation Unit Value at end of period	$9.282	$9.459	$9.639	$9.823	$10.010	$10.201	$10.396	$10.594	$10.572	$10.294
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	20	12	13	13	47	60	13	15
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.393	$9.577	$9.765	$9.956	$10.151	$10.350	$10.552	$10.535	$10.264	$10.031
Accumulation Unit Value at end of period	$9.213	$9.393	$9.577	$9.765	$9.956	$10.151	$10.350	$10.552	$10.535	$10.264
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	6	20	28	29	35	11	11
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.227	$9.422	$9.621	$9.824	$10.031	$10.243	$10.459	$10.458	$10.204	$9.987
Accumulation Unit Value at end of period	$9.036	$9.227	$9.422	$9.621	$9.824	$10.031	$10.243	$10.459	$10.458	$10.204
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	5	13	36	49	10	9
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$10.359	$10.373	$10.136	$9.936
Accumulation Unit Value at end of period	$8.856	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$10.359	$10.373	$10.136
Number of Accumulation Units outstanding at end of period (in thousands)	—	26	29	8	9	19	6	6	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.957	$9.169	$9.386	$9.608	$9.836	$10.069	$10.307	$—	$—	$—
Accumulation Unit Value at end of period	$8.750	$8.957	$9.169	$9.386	$9.608	$9.836	$10.069	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	19	20	8	17	10	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.908	$9.124	$9.344	$9.570	$9.802	$10.039	$10.281	$10.311	$10.091	$9.906
Accumulation Unit Value at end of period	$8.698	$8.908	$9.124	$9.344	$9.570	$9.802	$10.039	$10.281	$10.311	$10.091
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	14	54	3	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$9.977	$—	$—	$—
Accumulation Unit Value at end of period	$8.294	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

30

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095
Accumulation Unit Value at end of period	$15.468	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.706	$20.743	$21.297	$19.140	$23.133	$20.009	$11.765	$25.309	$19.982	$15.857
Accumulation Unit Value at end of period	$14.789	$18.706	$20.743	$21.297	$19.140	$23.133	$20.009	$11.765	$25.309	$19.982
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	6	7	7	7	7	10	10
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728	$25.241	$19.938	$15.830
Accumulation Unit Value at end of period	$14.690	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728	$25.241	$19.938
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	4	4	5	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.247	$20.274	$20.858	$18.783	$22.747	$19.714	$11.615	$25.037	$19.807	$15.749
Accumulation Unit Value at end of period	$14.397	$18.247	$20.274	$20.858	$18.783	$22.747	$19.714	$11.615	$25.037	$19.807
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	4	6	6	7	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$12.226	$26.392	$20.910	$16.651
Accumulation Unit Value at end of period	$14.995	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$12.226	$26.392	$20.910
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	5	5	4	2	2	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.560	$19.560	$20.173	$18.212	$22.110	$19.210	$11.347	$—	$—	$—
Accumulation Unit Value at end of period	$13.820	$17.560	$19.560	$20.173	$18.212	$22.110	$19.210	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.091	$23.505	$24.254	$21.907	$26.610	$23.131	$13.670	$29.553	$23.450	$18.702
Accumulation Unit Value at end of period	$16.591	$21.091	$23.505	$24.254	$21.907	$26.610	$23.131	$13.670	$29.553	$23.450
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	3	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$10.400	$—	$—	$—
Accumulation Unit Value at end of period	$12.404	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

31

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171
Accumulation Unit Value at end of period	$15.214	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	2	6	6	6	6	7	7
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.853	$16.626	$12.952	$10.904	$11.946	$11.337	$8.813	$15.574	$15.509	$12.976
Accumulation Unit Value at end of period	$14.546	$15.853	$16.626	$12.952	$10.904	$11.946	$11.337	$8.813	$15.574	$15.509
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785	$15.532	$15.475	$12.954
Accumulation Unit Value at end of period	$14.448	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785	$15.532	$15.475
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	4	5	6	6	6	6	8	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.464	$16.250	$12.685	$10.700	$11.747	$11.170	$8.701	$15.406	$15.372	$12.888
Accumulation Unit Value at end of period	$14.161	$15.464	$16.250	$12.685	$10.700	$11.747	$11.170	$8.701	$15.406	$15.372
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	6	7	6	6	11	13
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$8.284	$14.690	$14.680	$12.326
Accumulation Unit Value at end of period	$13.341	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$8.284	$14.690	$14.680
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	7	8	9	3	1	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.882	$15.677	$12.269	$10.375	$11.418	$10.885	$8.500	$—	$—	$—
Accumulation Unit Value at end of period	$13.593	$14.882	$15.677	$12.269	$10.375	$11.418	$10.885	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.662	$15.453	$12.099	$10.236	$11.272	$10.750	$8.399	$14.917	$14.929	$12.554
Accumulation Unit Value at end of period	$13.385	$14.662	$15.453	$12.099	$10.236	$11.272	$10.750	$8.399	$14.917	$14.929
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	3	3	3	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$10.622	$—	$—	$—
Accumulation Unit Value at end of period	$16.635	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

32

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593
Accumulation Unit Value at end of period	$16.508	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	7	10	10	9	16	4	3	3
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.670	$10.079	$9.891	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.413	$10.670	$10.079	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.196	$15.304	$15.647	$14.572	$14.057	$13.372	$12.429	$14.107	$13.634	$13.396
Accumulation Unit Value at end of period	$15.788	$16.196	$15.304	$15.647	$14.572	$14.057	$13.372	$12.429	$14.107	$13.634
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	31	26	15	15	16
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.621	$10.064	$9.885	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.335	$10.621	$10.064	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	9	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.096	$15.217	$15.566	$14.503	$13.998	$13.322	$12.390	$14.069	$13.604	$13.373
Accumulation Unit Value at end of period	$15.682	$16.096	$15.217	$15.566	$14.503	$13.998	$13.322	$12.390	$14.069	$13.604
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	5	9	14	25	29	30	36	39
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.613	$10.061	$9.884	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.322	$10.613	$10.061	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.799	$14.959	$15.325	$14.300	$13.823	$13.175	$12.271	$13.955	$13.515	$13.305
Accumulation Unit Value at end of period	$15.370	$15.799	$14.959	$15.325	$14.300	$13.823	$13.175	$12.271	$13.955	$13.515
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	9	13	23	32	33	36	35	36
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.589	$10.053	$9.881	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.283	$10.589	$10.053	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$12.123	$13.808	$13.391	$13.203
Accumulation Unit Value at end of period	$15.025	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$12.123	$13.808	$13.391
Number of Accumulation Units outstanding at end of period (in thousands)	15	9	24	15	20	13	5	5	3	7
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.565	$10.046	$9.878	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.244	$10.565	$10.046	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	5	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.271	$14.496	$14.888	$13.927	$13.496	$12.895	$12.041	$—	$—	$—

33

Accumulation Unit Value at end of period	$14.820	$15.271	$14.496	$14.888	$13.927	$13.496	$12.895	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	2	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.549	$10.040	$9.876	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.219	$10.549	$10.040	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.126	$14.365	$14.761	$13.815	$13.394	$12.804	$11.962	$13.645	$13.254	$13.087
Accumulation Unit Value at end of period	$14.671	$15.126	$14.365	$14.761	$13.815	$13.394	$12.804	$11.962	$13.645	$13.254
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	7	6	9	7	6
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.541	$10.038	$9.875	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.206	$10.541	$10.038	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.828	$12.213	$12.581	$11.804	$11.473	$10.995	$10.298	$—	$—	$—
Accumulation Unit Value at end of period	$12.411	$12.828	$12.213	$12.581	$11.804	$11.473	$10.995	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	4	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.502	$10.025	$9.870	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.142	$10.502	$10.025	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

34

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597
Accumulation Unit Value at end of period	$23.786	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.434	$23.205	$25.917	$22.392	$21.322	$19.801	$15.499	$18.579	$17.774	$16.348
Accumulation Unit Value at end of period	$22.737	$23.434	$23.205	$25.917	$22.392	$21.322	$19.801	$15.499	$18.579	$17.774
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.289	$23.072	$25.783	$22.287	$21.233	$19.728	$15.449	$18.528	$17.735	$16.320
Accumulation Unit Value at end of period	$22.585	$23.289	$23.072	$25.783	$22.287	$21.233	$19.728	$15.449	$18.528	$17.735
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	3	2	3	3	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.860	$22.681	$25.383	$21.975	$20.966	$19.510	$15.301	$18.379	$17.618	$16.237
Accumulation Unit Value at end of period	$22.135	$22.860	$22.681	$25.383	$21.975	$20.966	$19.510	$15.301	$18.379	$17.618
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$18.763	$22.570	$21.668	$20.000
Accumulation Unit Value at end of period	$26.859	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$18.763	$22.570	$21.668
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	1	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.427	$27.281	$30.607	$26.564	$25.408	$23.702	$18.636	$—	$—	$—
Accumulation Unit Value at end of period	$26.491	$27.427	$27.281	$30.607	$26.564	$25.408	$23.702	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.161	$27.030	$30.341	$26.346	$25.212	$23.531	$18.511	$22.300	$21.441	$19.820
Accumulation Unit Value at end of period	$26.222	$27.161	$27.030	$30.341	$26.346	$25.212	$23.531	$18.511	$22.300	$21.441
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$10.650	$—	$—	$—
Accumulation Unit Value at end of period	$14.825	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

35

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776
Accumulation Unit Value at end of period	$19.998	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.827	$23.291	$23.984	$20.378	$25.395	$21.745	$13.048	$30.660	$22.248	$16.533
Accumulation Unit Value at end of period	$19.126	$21.827	$23.291	$23.984	$20.378	$25.395	$21.745	$13.048	$30.660	$22.248
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.692	$23.159	$23.859	$20.282	$25.288	$21.665	$13.006	$30.577	$22.199	$16.505
Accumulation Unit Value at end of period	$18.998	$21.692	$23.159	$23.859	$20.282	$25.288	$21.665	$13.006	$30.577	$22.199
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.292	$22.766	$23.489	$19.998	$24.971	$21.425	$12.882	$30.330	$22.052	$16.421
Accumulation Unit Value at end of period	$18.620	$21.292	$22.766	$23.489	$19.998	$24.971	$21.425	$12.882	$30.330	$22.052
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	2	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$12.726	$30.009	$21.851	$16.295
Accumulation Unit Value at end of period	$18.203	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$12.726	$30.009	$21.851
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.582	$22.061	$22.820	$19.476	$24.381	$20.971	$12.640	$—	$—	$—
Accumulation Unit Value at end of period	$17.954	$20.582	$22.061	$22.820	$19.476	$24.381	$20.971	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.386	$21.862	$22.625	$19.320	$24.197	$20.823	$12.557	$29.655	$21.626	$16.152
Accumulation Unit Value at end of period	$17.774	$20.386	$21.862	$22.625	$19.320	$24.197	$20.823	$12.557	$29.655	$21.626
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$10.687	$—	$—	$—
Accumulation Unit Value at end of period	$14.864	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

36

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952
Accumulation Unit Value at end of period	$29.877	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	4	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.603	$26.919	$22.927	$20.215	$18.893	$16.884	$13.281	$19.049	$17.684	$14.833
Accumulation Unit Value at end of period	$28.763	$27.603	$26.919	$22.927	$20.215	$18.893	$16.884	$13.281	$19.049	$17.684
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	1	2	2	4
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.443	$26.776	$22.817	$20.128	$18.821	$16.828	$13.244	$19.004	$17.652	$14.813
Accumulation Unit Value at end of period	$28.582	$27.443	$26.776	$22.817	$20.128	$18.821	$16.828	$13.244	$19.004	$17.652
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	4	4	4	5	5
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.967	$26.351	$22.488	$19.868	$18.605	$16.660	$13.131	$18.872	$17.555	$14.754
Accumulation Unit Value at end of period	$28.044	$26.967	$26.351	$22.488	$19.868	$18.605	$16.660	$13.131	$18.872	$17.555
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	1	1	1	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$13.020	$18.740	$17.459	$14.695
Accumulation Unit Value at end of period	$27.516	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$13.020	$18.740	$17.459
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.209	$25.674	$21.966	$19.455	$18.264	$16.396	$12.955	$—	$—	$—
Accumulation Unit Value at end of period	$27.188	$26.209	$25.674	$21.966	$19.455	$18.264	$16.396	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

37

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.445	$10.696	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.700	$11.445	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.414	$10.689	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.644	$11.414	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.409	$10.687	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.635	$11.409	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.393	$10.684	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.607	$11.393	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.378	$10.680	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.580	$11.378	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	4	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.362	$10.676	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.552	$11.362	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

38

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.670	$13.093	$11.218	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.063	$13.670	$13.093	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.608	$13.073	$11.211	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.950	$13.608	$13.073	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.598	$13.070	$11.210	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.931	$13.598	$13.070	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.567	$13.060	$11.207	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.875	$13.567	$13.060	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.536	$13.050	$11.203	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.819	$13.536	$13.050	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.516	$13.043	$11.201	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.782	$13.516	$13.043	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.505	$13.040	$11.200	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.763	$13.505	$13.040	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.454	$13.023	$11.194	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.671	$13.454	$13.023	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.065	$25.546	$21.867	$19.377	$18.201	$16.347	$12.923	$18.628	$17.380	$14.651
Accumulation Unit Value at end of period	$27.025	$26.065	$25.546	$21.867	$19.377	$18.201	$16.347	$12.923	$18.628	$17.380
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$10.426	$—	$—	$—
Accumulation Unit Value at end of period	$21.426	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

39

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479
Accumulation Unit Value at end of period	$18.870	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.581	$24.352	$14.486	$12.870	$14.370	$11.572	$8.042	$13.761	$13.621	$12.414
Accumulation Unit Value at end of period	$18.217	$20.581	$24.352	$14.486	$12.870	$14.370	$11.572	$8.042	$13.761	$13.621
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	1	2	2	3
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.471	$24.233	$14.422	$12.821	$14.321	$11.539	$8.023	$13.735	$13.603	$12.403
Accumulation Unit Value at end of period	$18.110	$20.471	$24.233	$14.422	$12.821	$14.321	$11.539	$8.023	$13.735	$13.603
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	3	1
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.144	$23.882	$14.234	$12.672	$14.177	$11.440	$7.966	$13.658	$13.547	$12.370
Accumulation Unit Value at end of period	$17.793	$20.144	$23.882	$14.234	$12.672	$14.177	$11.440	$7.966	$13.658	$13.547
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$7.910	$13.582	$13.491	$12.338
Accumulation Unit Value at end of period	$17.483	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$7.910	$13.582	$13.491
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.610	$23.307	$13.926	$12.429	$13.940	$11.276	$7.872	$—	$—	$—
Accumulation Unit Value at end of period	$17.278	$19.610	$23.307	$13.926	$12.429	$13.940	$11.276	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.504	$23.193	$13.865	$12.381	$13.893	$11.244	$7.853	$13.505	$13.435	$12.305
Accumulation Unit Value at end of period	$17.177	$19.504	$23.193	$13.865	$12.381	$13.893	$11.244	$7.853	$13.505	$13.435
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$10.423	$—	$—	$—
Accumulation Unit Value at end of period	$22.402	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

40

Series III

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Accumulation Unit Value at end of period	$17.397	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	34	44	48	75	89	107	114	110
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.061	$15.967	$12.572	$10.433	$11.647	$10.602	$7.578	$12.511	$11.080	$9.358
Accumulation Unit Value at end of period	$16.885	$16.061	$15.967	$12.572	$10.433	$11.647	$10.602	$7.578	$12.511	$11.080
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.273	$22.165	$17.470	$14.513	$16.218	$14.777	$10.572	$17.472	$15.489	$13.096
Accumulation Unit Value at end of period	$23.394	$22.273	$22.165	$17.470	$14.513	$16.218	$14.777	$10.572	$17.472	$15.489
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	4	4	3	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235
Accumulation Unit Value at end of period	$16.170	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	12	35	42	47	48	41	27	13
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235
Accumulation Unit Value at end of period	$16.170	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	12	35	42	47	48	41	27	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$7.296	$—	$—	$—
Accumulation Unit Value at end of period	$15.642	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	34	10	4	5	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745	$9.980
Accumulation Unit Value at end of period	$16.958	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	8	9	10	10	11	14	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—
Accumulation Unit Value at end of period	$22.307	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	4	—	—	—	—	—	—	—

41

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Accumulation Unit Value at end of period	$18.755	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	19	22	24	33	41	54	87	88
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.466	$18.393	$14.584	$12.552	$15.790	$13.120	$8.274	$18.107	$15.167	$12.436
Accumulation Unit Value at end of period	$18.203	$18.466	$18.393	$14.584	$12.552	$15.790	$13.120	$8.274	$18.107	$15.167
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.020	$24.945	$19.799	$17.058	$21.480	$17.866	$11.277	$24.705	$20.715	$17.002
Accumulation Unit Value at end of period	$24.639	$25.020	$24.945	$19.799	$17.058	$21.480	$17.866	$11.277	$24.705	$20.715
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	4	4	4	3	3	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272
Accumulation Unit Value at end of period	$17.432	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	9	15	15	15	16	10	13
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272
Accumulation Unit Value at end of period	$17.432	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	9	15	15	15	16	10	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$7.965	$—	$—	$—
Accumulation Unit Value at end of period	$16.863	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	7	2	3	2	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942	$12.325
Accumulation Unit Value at end of period	$16.990	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	4	9	7	9	15	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—
Accumulation Unit Value at end of period	$21.975	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	—	—	—	—

42

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Accumulation Unit Value at end of period	$15.492	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	105	145	178	207	277	354	471	618	821	892
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.312	$13.416	$10.489	$9.049	$9.616	$8.241	$6.013	$10.916	$9.883	$9.120
Accumulation Unit Value at end of period	$15.036	$14.312	$13.416	$10.489	$9.049	$9.616	$8.241	$6.013	$10.916	$9.883
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	8	9	9	9	9	9	8	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.248	$18.999	$14.868	$12.841	$13.658	$11.717	$8.557	$15.551	$14.093	$13.019
Accumulation Unit Value at end of period	$21.250	$20.248	$18.999	$14.868	$12.841	$13.658	$11.717	$8.557	$15.551	$14.093
Number of Accumulation Units outstanding at end of period (in thousands)	13	11	30	38	41	43	44	49	54	54
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000
Accumulation Unit Value at end of period	$14.399	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723
Number of Accumulation Units outstanding at end of period (in thousands)	47	60	83	188	226	250	254	261	219	121
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000
Accumulation Unit Value at end of period	$14.399	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723
Number of Accumulation Units outstanding at end of period (in thousands)	47	60	83	188	226	250	254	261	219	121
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$5.789	$—	$—	$—
Accumulation Unit Value at end of period	$13.929	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	118	149	166	111	86	90	82	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574	$8.888
Accumulation Unit Value at end of period	$13.800	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574
Number of Accumulation Units outstanding at end of period (in thousands)	47	57	69	86	126	151	173	184	185	195
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—
Accumulation Unit Value at end of period	$24.345	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	7	7	3	—	1	—	—	—

43

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Accumulation Unit Value at end of period	$20.533	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244
Number of Accumulation Units outstanding at end of period (in thousands)	84	88	117	147	178	217	312	374	471	525
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.981	$18.370	$13.996	$12.117	$12.555	$11.460	$8.882	$14.537	$14.076	$12.428
Accumulation Unit Value at end of period	$19.929	$19.981	$18.370	$13.996	$12.117	$12.555	$11.460	$8.882	$14.537	$14.076
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.243	$17.709	$13.506	$11.705	$12.140	$11.093	$8.606	$14.098	$13.665	$12.077
Accumulation Unit Value at end of period	$19.174	$19.243	$17.709	$13.506	$11.705	$12.140	$11.093	$8.606	$14.098	$13.665
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	23	25	29	31	32	35	36	37
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264
Accumulation Unit Value at end of period	$19.085	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849
Number of Accumulation Units outstanding at end of period (in thousands)	23	30	38	115	127	140	145	144	144	82
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264
Accumulation Unit Value at end of period	$19.085	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849
Number of Accumulation Units outstanding at end of period (in thousands)	23	30	38	115	127	140	145	144	144	82
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$8.551	$—	$—	$—
Accumulation Unit Value at end of period	$18.462	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	94	114	57	41	44	36	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491	$11.983
Accumulation Unit Value at end of period	$18.097	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491
Number of Accumulation Units outstanding at end of period (in thousands)	26	35	42	53	70	85	96	104	107	113
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—
Accumulation Unit Value at end of period	$21.720	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	1	2	—	—	—	—	—

44

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Accumulation Unit Value at end of period	$12.132	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362
Number of Accumulation Units outstanding at end of period (in thousands)	54	69	78	97	121	161	230	311	416	421
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.545	$13.108	$10.961	$9.456	$11.180	$10.604	$7.539	$13.249	$11.228	$9.599
Accumulation Unit Value at end of period	$11.776	$12.545	$13.108	$10.961	$9.456	$11.180	$10.604	$7.539	$13.249	$11.228
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	3	3	3	3	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.776	$18.592	$15.562	$13.439	$15.904	$15.100	$10.746	$18.905	$16.037	$13.724
Accumulation Unit Value at end of period	$16.668	$17.776	$18.592	$15.562	$13.439	$15.904	$15.100	$10.746	$18.905	$16.037
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	17	22	25	27	28	31	33	33
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472
Accumulation Unit Value at end of period	$11.277	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047
Number of Accumulation Units outstanding at end of period (in thousands)	20	30	36	60	73	83	83	81	60	38
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472
Accumulation Unit Value at end of period	$11.277	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047
Number of Accumulation Units outstanding at end of period (in thousands)	20	30	36	60	73	83	83	81	60	38
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$7.258	$—	$—	$—
Accumulation Unit Value at end of period	$10.909	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	50	50	36	33	19	14	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943	$10.271
Accumulation Unit Value at end of period	$11.867	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	8	21	27	39	42	51	54
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—
Accumulation Unit Value at end of period	$15.840	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	8	5	—	—	—	—	—

45

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Accumulation Unit Value at end of period	$20.338	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282
Number of Accumulation Units outstanding at end of period (in thousands)	44	49	63	69	92	114	142	195	243	255
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.121	$20.055	$15.904	$14.159	$14.554	$13.313	$10.743	$17.375	$17.079	$14.674
Accumulation Unit Value at end of period	$19.740	$21.121	$20.055	$15.904	$14.159	$14.554	$13.313	$10.743	$17.375	$17.079
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.960	$19.922	$15.814	$14.094	$14.501	$13.278	$10.725	$17.364	$17.085	$14.694
Accumulation Unit Value at end of period	$19.570	$20.960	$19.922	$15.814	$14.094	$14.501	$13.278	$10.725	$17.364	$17.085
Number of Accumulation Units outstanding at end of period (in thousands)	14	11	13	18	27	28	27	23	22	22
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481
Accumulation Unit Value at end of period	$18.903	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803
Number of Accumulation Units outstanding at end of period (in thousands)	5	10	15	26	30	35	39	46	45	34
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481
Accumulation Unit Value at end of period	$18.903	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803
Number of Accumulation Units outstanding at end of period (in thousands)	5	10	15	26	30	35	39	46	45	34
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$10.343	$—	$—	$—
Accumulation Unit Value at end of period	$18.286	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	18	18	19	21	16	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978	$13.811
Accumulation Unit Value at end of period	$17.496	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978
Number of Accumulation Units outstanding at end of period (in thousands)	12	18	23	31	46	55	67	72	83	87
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—
Accumulation Unit Value at end of period	$17.878	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	1	—	—	—	—	—

46

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Accumulation Unit Value at end of period	$12.094	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	33	43	48	53	95	109	128	171
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.266	$11.608	$8.546	$7.842	$8.381	$6.680	$4.732	$8.371	$7.654	$7.163
Accumulation Unit Value at end of period	$11.738	$12.266	$11.608	$8.546	$7.842	$8.381	$6.680	$4.732	$8.371	$7.654
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.022	$19.916	$14.677	$13.481	$14.423	$11.506	$8.159	$14.447	$13.223	$12.387
Accumulation Unit Value at end of period	$20.098	$21.022	$19.916	$14.677	$13.481	$14.423	$11.506	$8.159	$14.447	$13.223
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	1	—	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068
Accumulation Unit Value at end of period	$11.241	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530
Number of Accumulation Units outstanding at end of period (in thousands)	4	10	18	25	33	40	41	47	40	17
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068
Accumulation Unit Value at end of period	$11.241	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530
Number of Accumulation Units outstanding at end of period (in thousands)	4	10	18	25	33	40	41	47	40	17
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$4.556	$—	$—	$—
Accumulation Unit Value at end of period	$10.874	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	22	22	20	14	11	7	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476	$7.038
Accumulation Unit Value at end of period	$10.862	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	13	15	19	28	29	31	32
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.495	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—

47

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Accumulation Unit Value at end of period	$20.424	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890
Number of Accumulation Units outstanding at end of period (in thousands)	40	42	62	67	78	106	130	142	394	256
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.921	$20.838	$20.474	$18.409	$18.219	$16.663	$13.439	$15.364	$14.715	$13.794
Accumulation Unit Value at end of period	$19.824	$20.921	$20.838	$20.474	$18.409	$18.219	$16.663	$13.439	$15.364	$14.715
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.414	$21.350	$20.998	$18.900	$18.723	$17.141	$13.839	$15.837	$15.183	$14.247
Accumulation Unit Value at end of period	$20.271	$21.414	$21.350	$20.998	$18.900	$18.723	$17.141	$13.839	$15.837	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	11	14	14	14	14	14	12	10
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612
Accumulation Unit Value at end of period	$18.984	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	13	24	24	22	27	21	14	8
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612
Accumulation Unit Value at end of period	$18.984	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	13	24	24	22	27	21	14	8
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$12.939	$—	$—	$—
Accumulation Unit Value at end of period	$18.365	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	8	9	7	5	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216	$13.406
Accumulation Unit Value at end of period	$18.144	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	10	12	15	16	24	23	27	25
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—
Accumulation Unit Value at end of period	$14.582	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	5	1	—	3	—	—	—

48

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Accumulation Unit Value at end of period	$23.062	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	2	2	1
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.833	$20.531	$14.938	$13.399	$14.559	$12.385	$7.605	$15.202	$13.256	$13.138
Accumulation Unit Value at end of period	$22.485	$21.833	$20.531	$14.938	$13.399	$14.559	$12.385	$7.605	$15.202	$13.256
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.580	$20.313	$14.794	$13.283	$14.447	$12.303	$7.562	$15.131	$13.207	$13.103
Accumulation Unit Value at end of period	$22.202	$21.580	$20.313	$14.794	$13.283	$14.447	$12.303	$7.562	$15.131	$13.207
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034
Accumulation Unit Value at end of period	$21.646	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	2	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034
Accumulation Unit Value at end of period	$21.646	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	2	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$7.371	$—	$—	$—
Accumulation Unit Value at end of period	$20.972	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.364	$19.264	$14.100	$12.724	$13.908	$11.903	$7.353	$14.787	$12.972	$12.934
Accumulation Unit Value at end of period	$20.846	$20.364	$19.264	$14.100	$12.724	$13.908	$11.903	$7.353	$14.787	$12.972
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—
Accumulation Unit Value at end of period	$27.992	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

49

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Accumulation Unit Value at end of period	$21.479	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391
Number of Accumulation Units outstanding at end of period (in thousands)	16	20	22	29	34	44	55	70	113	123
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.335	$21.626	$16.383	$14.205	$14.317	$11.913	$8.704	$15.079	$14.222	$11.985
Accumulation Unit Value at end of period	$20.847	$23.335	$21.626	$16.383	$14.205	$14.317	$11.913	$8.704	$15.079	$14.222
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$32.221	$29.891	$22.667	$19.673	$19.848	$16.531	$12.091	$20.968	$19.796	$16.699
Accumulation Unit Value at end of period	$28.758	$32.221	$29.891	$22.667	$19.673	$19.848	$16.531	$12.091	$20.968	$19.796
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$31.470	$29.253	$22.227	$19.330	$19.540	$16.308	$11.951	$20.768	$19.646	$16.606
Accumulation Unit Value at end of period	$28.031	$31.470	$29.253	$22.227	$19.330	$19.540	$16.308	$11.951	$20.768	$19.646
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	4	8	8	9	10	11	8	4
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$31.470	$29.253	$22.227	$19.330	$19.540	$16.308	$11.951	$20.768	$19.646	$16.606
Accumulation Unit Value at end of period	$28.031	$31.470	$29.253	$22.227	$19.330	$19.540	$16.308	$11.951	$20.768	$19.646
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	4	8	8	9	10	11	8	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$11.765	$—	$—	$—
Accumulation Unit Value at end of period	$27.116	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	5	3	3	4	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.352	$28.299	$21.566	$18.812	$19.074	$15.966	$11.736	$20.455	$19.408	$16.454
Accumulation Unit Value at end of period	$26.954	$30.352	$28.299	$21.566	$18.812	$19.074	$15.966	$11.736	$20.455	$19.408
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	7	9	9	10	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—
Accumulation Unit Value at end of period	$23.849	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

50

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Accumulation Unit Value at end of period	$22.340	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	6	6	10	15	17	25	47	50
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.618	$22.019	$16.510	$14.120	$14.672	$12.899	$10.217	$16.188	$16.858	$14.776
Accumulation Unit Value at end of period	$21.781	$23.618	$22.019	$16.510	$14.120	$14.672	$12.899	$10.217	$16.188	$16.858
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	3	3	3	3	3	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797	$14.737
Accumulation Unit Value at end of period	$21.507	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	4	7	7	6	7	7	7
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659
Accumulation Unit Value at end of period	$20.969	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	20	32	32	34	34	31	21	12
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659
Accumulation Unit Value at end of period	$20.969	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	20	32	32	34	34	31	21	12
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$9.904	$—	$—	$—
Accumulation Unit Value at end of period	$20.315	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	21	11	11	9	9	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.028	$20.661	$15.584	$13.409	$14.017	$12.397	$9.879	$15.746	$16.497	$14.547
Accumulation Unit Value at end of period	$20.194	$22.028	$20.661	$15.584	$13.409	$14.017	$12.397	$9.879	$15.746	$16.497
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	13	22	29	31	31	34	37
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—
Accumulation Unit Value at end of period	$21.092	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	6	1	—	1	—	—	—

51

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.116	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.165	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	31	47	54	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.994	$14.456	$11.245	$9.662	$10.610	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.010	$15.994	$14.456	$11.245	$9.662	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.934	$14.416	$11.225	$9.655	$10.609	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.934	$15.934	$14.416	$11.225	$9.655	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	7	4	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.814	$14.336	$11.184	$9.640	$10.606	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.782	$15.814	$14.336	$11.184	$9.640	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.814	$14.336	$11.184	$9.640	$10.606	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.782	$15.814	$14.336	$11.184	$9.640	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.664	$14.236	$11.134	$9.620	$10.603	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.594	$15.664	$14.236	$11.134	$9.620	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	1	—	2	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.635	$14.216	$11.124	$9.617	$10.602	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.557	$15.635	$14.216	$11.124	$9.617	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.487	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

52

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Accumulation Unit Value at end of period	$26.131	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279
Number of Accumulation Units outstanding at end of period (in thousands)	52	53	60	67	75	93	101	131	200	231
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.574	$23.791	$17.910	$15.594	$15.967	$13.401	$9.414	$16.011	$16.087	$14.187
Accumulation Unit Value at end of period	$25.362	$26.574	$23.791	$17.910	$15.594	$15.967	$13.401	$9.414	$16.011	$16.087
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.157	$23.441	$17.664	$15.395	$15.779	$13.256	$9.322	$15.871	$15.962	$14.090
Accumulation Unit Value at end of period	$24.939	$26.157	$23.441	$17.664	$15.395	$15.779	$13.256	$9.322	$15.871	$15.962
Number of Accumulation Units outstanding at end of period (in thousands)	8	5	6	7	7	8	8	13	16	17
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999
Accumulation Unit Value at end of period	$24.288	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827
Number of Accumulation Units outstanding at end of period (in thousands)	11	18	21	26	28	42	45	48	64	22
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999
Accumulation Unit Value at end of period	$24.288	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827
Number of Accumulation Units outstanding at end of period (in thousands)	11	18	21	26	28	42	45	48	64	22
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$9.063	$—	$—	$—
Accumulation Unit Value at end of period	$23.495	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	10	12	12	14	14	13	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.618	$22.173	$16.791	$14.708	$15.151	$12.792	$9.040	$15.469	$15.636	$13.872
Accumulation Unit Value at end of period	$23.355	$24.618	$22.173	$16.791	$14.708	$15.151	$12.792	$9.040	$15.469	$15.636
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	8	12	18	18	23	33	37
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—
Accumulation Unit Value at end of period	$26.336	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	3	—	—	—	—	—

53

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Accumulation Unit Value at end of period	$21.038	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958
Number of Accumulation Units outstanding at end of period (in thousands)	18	22	26	33	40	3	3	3	3	1
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.417	$20.028	$16.312	$14.763	$15.213	$13.813	$11.470	$15.089	$14.848	$13.416
Accumulation Unit Value at end of period	$20.511	$21.417	$20.028	$16.312	$14.763	$15.213	$13.813	$11.470	$15.089	$14.848
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.168	$19.816	$16.155	$14.635	$15.097	$13.721	$11.405	$15.019	$14.794	$13.380
Accumulation Unit Value at end of period	$20.253	$21.168	$19.816	$16.155	$14.635	$15.097	$13.721	$11.405	$15.019	$14.794
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	7	5	5	3	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309
Accumulation Unit Value at end of period	$19.747	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	2	2	2	1	1
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309
Accumulation Unit Value at end of period	$19.747	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	2	2	2	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$11.118	$—	$—	$—
Accumulation Unit Value at end of period	$19.131	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.976	$18.793	$15.398	$14.019	$14.534	$13.275	$11.090	$14.677	$14.530	$13.207
Accumulation Unit Value at end of period	$19.017	$19.976	$18.793	$15.398	$14.019	$14.534	$13.275	$11.090	$14.677	$14.530
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	5	3	4	3	3	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—
Accumulation Unit Value at end of period	$17.560	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	—	—	—	—	—	—

54

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.436	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.287	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.357	$10.141	$10.618	$10.566	$10.022	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.189	$10.357	$10.141	$10.618	$10.566	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.318	$10.113	$10.599	$10.558	$10.021	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.140	$10.318	$10.113	$10.599	$10.558	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.240	$10.057	$10.561	$10.541	$10.018	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.044	$10.240	$10.057	$10.561	$10.541	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	5	5	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.240	$10.057	$10.561	$10.541	$10.018	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.044	$10.240	$10.057	$10.561	$10.541	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	5	5	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.144	$9.987	$10.514	$10.520	$10.015	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.924	$10.144	$9.987	$10.514	$10.520	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.124	$9.973	$10.505	$10.516	$10.015	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.900	$10.124	$9.973	$10.505	$10.516	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	4	5	6	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.029	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.782	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	4	4	—	—	—	—	—

55

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Accumulation Unit Value at end of period	$22.989	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	12	20	30	41	47	61	66
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.473	$21.712	$16.509	$14.685	$15.282	$13.855	$11.355	$17.038	$16.903	$14.825
Accumulation Unit Value at end of period	$22.313	$23.473	$21.712	$16.509	$14.685	$15.282	$13.855	$11.355	$17.038	$16.903
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772	$14.724
Accumulation Unit Value at end of period	$21.941	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	2	2	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629
Accumulation Unit Value at end of period	$21.368	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	12	16	18	21	22	31	19	15
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629
Accumulation Unit Value at end of period	$21.368	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	12	16	18	21	22	31	19	15
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$10.932	$—	$—	$—
Accumulation Unit Value at end of period	$20.671	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	12	16	11	10	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.746	$20.235	$15.479	$13.851	$14.501	$13.226	$10.905	$16.461	$16.429	$14.496
Accumulation Unit Value at end of period	$20.547	$21.746	$20.235	$15.479	$13.851	$14.501	$13.226	$10.905	$16.461	$16.429
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	6	14	18	19	19	23	25
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—
Accumulation Unit Value at end of period	$19.171	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—

56

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.856	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.309	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	14	19	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.766	$11.765	$11.183	$9.707	$10.188	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.201	$11.766	$11.765	$11.183	$9.707	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.721	$11.732	$11.163	$9.699	$10.186	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.148	$11.721	$11.732	$11.163	$9.699	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.633	$11.666	$11.123	$9.684	$10.184	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.041	$11.633	$11.666	$11.123	$9.684	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	4	4	5	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.633	$11.666	$11.123	$9.684	$10.184	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.041	$11.633	$11.666	$11.123	$9.684	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	4	4	5	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.523	$11.585	$11.073	$9.665	$10.181	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.910	$11.523	$11.585	$11.073	$9.665	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.501	$11.569	$11.063	$9.661	$10.180	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.884	$11.501	$11.569	$11.063	$9.661	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.393	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.754	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—

57

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Accumulation Unit Value at end of period	$19.933	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	5	5
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.600	$18.512	$13.784	$12.560	$14.094	$11.264	$7.326	$14.017	$12.123	$11.753
Accumulation Unit Value at end of period	$19.470	$19.600	$18.512	$13.784	$12.560	$14.094	$11.264	$7.326	$14.017	$12.123
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.391	$18.332	$13.664	$12.463	$13.999	$11.199	$7.292	$13.964	$12.090	$11.732
Accumulation Unit Value at end of period	$19.243	$19.391	$18.332	$13.664	$12.463	$13.999	$11.199	$7.292	$13.964	$12.090
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691
Accumulation Unit Value at end of period	$18.796	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	6	6	6	6	6	2	2
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691
Accumulation Unit Value at end of period	$18.796	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	6	6	6	6	6	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$7.137	$—	$—	$—
Accumulation Unit Value at end of period	$18.252	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.376	$17.460	$13.079	$11.989	$13.535	$10.882	$7.120	$13.705	$11.925	$11.630
Accumulation Unit Value at end of period	$18.145	$18.376	$17.460	$13.079	$11.989	$13.535	$10.882	$7.120	$13.705	$11.925
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—
Accumulation Unit Value at end of period	$25.740	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

58

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.182	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.548	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.163	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.546	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.154	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.543	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.136	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.543	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.136	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.539	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.112	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.538	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.108	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.084	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

59

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Accumulation Unit Value at end of period	$11.266	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	20	33	41	42	48	49	69	67
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.341	$9.655	$7.176	$6.218	$6.345	$5.595	$4.134	$6.719	$5.640	$5.317
Accumulation Unit Value at end of period	$10.935	$10.341	$9.655	$7.176	$6.218	$6.345	$5.595	$4.134	$6.719	$5.640
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.226	$14.229	$10.586	$9.182	$9.379	$8.280	$6.123	$9.962	$8.371	$7.899
Accumulation Unit Value at end of period	$16.084	$15.226	$14.229	$10.586	$9.182	$9.379	$8.280	$6.123	$9.962	$8.371
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247
Accumulation Unit Value at end of period	$10.472	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	8	8	9	10	11	9	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247
Accumulation Unit Value at end of period	$10.472	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	8	8	9	10	11	9	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$3.980	$—	$—	$—
Accumulation Unit Value at end of period	$10.130	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435	$5.154
Accumulation Unit Value at end of period	$9.983	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	13	13	12	12	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—
Accumulation Unit Value at end of period	$25.170	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

60

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Accumulation Unit Value at end of period	$15.381	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	14	16	17	19	20	23	24
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.151	$13.883	$10.694	$9.126	$9.490	$8.688	$6.964	$10.585	$9.761	$8.786
Accumulation Unit Value at end of period	$14.928	$15.151	$13.883	$10.694	$9.126	$9.490	$8.688	$6.964	$10.585	$9.761
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.842	$13.613	$10.496	$8.967	$9.333	$8.553	$6.863	$10.442	$9.638	$8.685
Accumulation Unit Value at end of period	$14.609	$14.842	$13.613	$10.496	$8.967	$9.333	$8.553	$6.863	$10.442	$9.638
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670
Accumulation Unit Value at end of period	$14.296	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	9	10	12	14	17	16	4
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670
Accumulation Unit Value at end of period	$14.296	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	9	10	12	14	17	16	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$6.704	$—	$—	$—
Accumulation Unit Value at end of period	$13.829	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	4	4	5	5	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291	$8.414
Accumulation Unit Value at end of period	$13.463	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4	8	11	8	9	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—
Accumulation Unit Value at end of period	$20.643	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—

61

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.392	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.146	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.389	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.127	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.387	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.118	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.384	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.099	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.384	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.099	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.380	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.076	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.379	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.071	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.375	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

62

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Accumulation Unit Value at end of period	$19.340	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428
Number of Accumulation Units outstanding at end of period (in thousands)	51	59	73	89	105	153	201	233	296	318
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.164	$17.966	$15.350	$14.034	$14.026	$12.978	$11.184	$14.609	$14.258	$12.961
Accumulation Unit Value at end of period	$18.771	$19.164	$17.966	$15.350	$14.034	$14.026	$12.978	$11.184	$14.609	$14.258
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	3	3	3	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.794	$17.637	$15.084	$13.804	$13.810	$12.791	$11.034	$14.428	$14.096	$12.826
Accumulation Unit Value at end of period	$18.391	$18.794	$17.637	$15.084	$13.804	$13.810	$12.791	$11.034	$14.428	$14.096
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	6	6	8	8	5	12	13
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790
Accumulation Unit Value at end of period	$17.976	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	32	41	51	59	62	74	72	50
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790
Accumulation Unit Value at end of period	$17.976	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	32	41	51	59	62	74	72	50
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$10.767	$—	$—	$—
Accumulation Unit Value at end of period	$17.390	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	13	14	13	17	18	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007	$11.895
Accumulation Unit Value at end of period	$16.224	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007
Number of Accumulation Units outstanding at end of period (in thousands)	23	29	34	44	59	77	85	90	102	109
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—
Accumulation Unit Value at end of period	$16.283	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	2	2	—	—	—	—	—

63

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Accumulation Unit Value at end of period	$14.509	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	14	15	22	29	43	48	52
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.371	$15.512	$11.487	$10.795	$11.829	$9.083	$5.773	$11.335	$9.400	$8.659
Accumulation Unit Value at end of period	$14.082	$15.371	$15.512	$11.487	$10.795	$11.829	$9.083	$5.773	$11.335	$9.400
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.129	$15.284	$11.329	$10.657	$11.690	$8.985	$5.716	$11.236	$9.327	$8.601
Accumulation Unit Value at end of period	$13.847	$15.129	$15.284	$11.329	$10.657	$11.690	$8.985	$5.716	$11.236	$9.327
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545
Accumulation Unit Value at end of period	$13.486	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	3	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545
Accumulation Unit Value at end of period	$13.486	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	3	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$5.558	$—	$—	$—
Accumulation Unit Value at end of period	$13.046	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.239	$14.457	$10.770	$10.182	$11.225	$8.670	$5.544	$10.951	$9.137	$8.467
Accumulation Unit Value at end of period	$12.968	$14.239	$14.457	$10.770	$10.182	$11.225	$8.670	$5.544	$10.951	$9.137
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—
Accumulation Unit Value at end of period	$23.593	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

64

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Accumulation Unit Value at end of period	$9.849	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537
Number of Accumulation Units outstanding at end of period (in thousands)	66	77	102	134	144	139	171	322	204	157
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.723	$9.888	$10.057	$10.228	$10.402	$10.579	$10.759	$10.715	$10.413	$10.151
Accumulation Unit Value at end of period	$9.560	$9.723	$9.888	$10.057	$10.228	$10.402	$10.579	$10.759	$10.715	$10.413
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.570	$9.743	$9.919	$10.097	$10.280	$10.466	$10.654	$10.621	$10.332	$10.082
Accumulation Unit Value at end of period	$9.400	$9.570	$9.743	$9.919	$10.097	$10.280	$10.466	$10.654	$10.621	$10.332
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	5	12	12	23	33	13	17
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017
Accumulation Unit Value at end of period	$9.155	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245
Number of Accumulation Units outstanding at end of period (in thousands)	12	23	23	49	54	87	114	164	100	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017
Accumulation Unit Value at end of period	$9.155	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245
Number of Accumulation Units outstanding at end of period (in thousands)	12	23	23	49	54	87	114	164	100	6
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$10.359	$—	$—	$—
Accumulation Unit Value at end of period	$8.856	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	26	29	8	9	19	6	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.007	$9.215	$9.429	$9.647	$9.870	$10.099	$10.333	$10.352	$10.121	$9.926
Accumulation Unit Value at end of period	$8.803	$9.007	$9.215	$9.429	$9.647	$9.870	$10.099	$10.333	$10.352	$10.121
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	28	7	9	14	31	75	6	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.353	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	1	—	—	—	—	—

65

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Accumulation Unit Value at end of period	$16.678	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	3	3	4	13	28	28
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.434	$22.613	$23.171	$20.783	$25.068	$21.639	$12.699	$27.262	$21.481	$17.012
Accumulation Unit Value at end of period	$16.187	$20.434	$22.613	$23.171	$20.783	$25.068	$21.639	$12.699	$27.262	$21.481
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.947	$20.989	$21.528	$19.329	$23.337	$20.165	$11.846	$25.456	$20.078	$15.917
Accumulation Unit Value at end of period	$14.994	$18.947	$20.989	$21.528	$19.329	$23.337	$20.165	$11.846	$25.456	$20.078
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	3	4	4	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788
Accumulation Unit Value at end of period	$15.501	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	8	11	14	15	15	12	9
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788
Accumulation Unit Value at end of period	$15.501	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	8	11	14	15	15	12	9
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$12.226	$—	$—	$—
Accumulation Unit Value at end of period	$14.995	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	5	5	4	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563	$18.773
Accumulation Unit Value at end of period	$16.822	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	3	3	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—
Accumulation Unit Value at end of period	$12.492	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

66

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Accumulation Unit Value at end of period	$14.838	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	22	25	35	36	49	56	85	88
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.665	$16.395	$12.747	$10.709	$11.710	$11.091	$8.605	$15.175	$15.081	$12.593
Accumulation Unit Value at end of period	$14.402	$15.665	$16.395	$12.747	$10.709	$11.710	$11.091	$8.605	$15.175	$15.081
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.057	$16.823	$13.093	$11.011	$12.052	$11.426	$8.873	$15.665	$15.583	$13.026
Accumulation Unit Value at end of period	$14.748	$16.057	$16.823	$13.093	$11.011	$12.052	$11.426	$8.873	$15.665	$15.583
Number of Accumulation Units outstanding at end of period (in thousands)	6	3	4	4	8	9	9	9	10	10
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427
Accumulation Unit Value at end of period	$13.791	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	8	9	11	13	14	13	7
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427
Accumulation Unit Value at end of period	$13.791	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	8	9	11	13	14	13	7
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$8.284	$—	$—	$—
Accumulation Unit Value at end of period	$13.341	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	7	8	9	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000	$12.601
Accumulation Unit Value at end of period	$13.571	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	12	14	16	17	19	21	22
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—
Accumulation Unit Value at end of period	$16.753	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Accumulation Unit Value at end of period	$16.113	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	38	58	61	106	152	187	168	237
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.686	$10.084	$9.893	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.439	$10.686	$10.084	$—	$—	$—	$—	$—	$—	$—

67

Number of Accumulation Units outstanding at end of period (in thousands)	9	11	11	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.011	$15.100	$15.407	$14.320	$13.787	$13.088	$12.141	$13.753	$13.265	$13.007
Accumulation Unit Value at end of period	$15.639	$16.011	$15.100	$15.407	$14.320	$13.787	$13.088	$12.141	$13.753	$13.265
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.653	$10.074	$9.889	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.387	$10.653	$10.074	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.334	$15.419	$15.749	$14.652	$14.120	$13.418	$12.460	$14.128	$13.641	$13.389
Accumulation Unit Value at end of period	$15.938	$16.334	$15.419	$15.749	$14.652	$14.120	$13.418	$12.460	$14.128	$13.641
Number of Accumulation Units outstanding at end of period (in thousands)	10	7	8	8	12	13	12	7	11	11
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.637	$10.069	$9.887	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.361	$10.637	$10.069	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.950	$15.087	$15.441	$14.394	$13.899	$13.234	$12.314	$13.991	$13.535	$13.312
Accumulation Unit Value at end of period	$15.532	$15.950	$15.087	$15.441	$14.394	$13.899	$13.234	$12.314	$13.991	$13.535
Number of Accumulation Units outstanding at end of period (in thousands)	4	10	15	30	32	50	48	48	54	10
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.605	$10.059	$9.883	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.309	$10.605	$10.059	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.950	$15.087	$15.441	$14.394	$13.899	$13.234	$12.314	$13.991	$13.535	$13.312
Accumulation Unit Value at end of period	$15.532	$15.950	$15.087	$15.441	$14.394	$13.899	$13.234	$12.314	$13.991	$13.535
Number of Accumulation Units outstanding at end of period (in thousands)	4	10	15	30	32	50	48	48	54	10
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.605	$10.059	$9.883	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.309	$10.605	$10.059	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$12.123	$—	$—	$—
Accumulation Unit Value at end of period	$15.025	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	9	24	15	20	13	5	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.565	$10.046	$9.878	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.244	$10.565	$10.046	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	5	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.383	$14.595	$14.982	$14.008	$13.567	$12.957	$12.092	$13.780	$13.371	$13.190
Accumulation Unit Value at end of period	$14.936	$15.383	$14.595	$14.982	$14.008	$13.567	$12.957	$12.092	$13.780	$13.371

68

Number of Accumulation Units outstanding at end of period (in thousands)	4	4	11	14	16	24	26	25	26	27
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.557	$10.043	$9.877	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.231	$10.557	$10.043	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$10.299	$—	$—	$—
Accumulation Unit Value at end of period	$12.499	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.517	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.167	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

69

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Accumulation Unit Value at end of period	$25.736	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	4	9	9	6	6
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.695	$25.392	$28.304	$24.405	$23.192	$21.495	$16.791	$20.087	$19.179	$17.605
Accumulation Unit Value at end of period	$24.980	$25.695	$25.392	$28.304	$24.405	$23.192	$21.495	$16.791	$20.087	$19.179
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.329	$29.012	$32.372	$27.941	$26.579	$24.659	$19.281	$23.090	$22.068	$20.277
Accumulation Unit Value at end of period	$28.485	$29.329	$29.012	$32.372	$27.941	$26.579	$24.659	$19.281	$23.090	$22.068
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.645	$28.392	$31.743	$27.453	$26.168	$24.326	$19.059	$22.869	$21.901	$20.164
Accumulation Unit Value at end of period	$27.765	$28.645	$28.392	$31.743	$27.453	$26.168	$24.326	$19.059	$22.869	$21.901
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	2	2	3	2
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.645	$28.392	$31.743	$27.453	$26.168	$24.326	$19.059	$22.869	$21.901	$20.164
Accumulation Unit Value at end of period	$27.765	$28.645	$28.392	$31.743	$27.453	$26.168	$24.326	$19.059	$22.869	$21.901
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	2	2	3	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$18.763	$—	$—	$—
Accumulation Unit Value at end of period	$26.859	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.628	$27.466	$30.800	$26.718	$25.543	$23.816	$18.716	$22.525	$21.636	$19.980
Accumulation Unit Value at end of period	$26.698	$27.628	$27.466	$30.800	$26.718	$25.543	$23.816	$18.716	$22.525	$21.636
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	2	2	2	3	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—
Accumulation Unit Value at end of period	$14.931	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—

70

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Accumulation Unit Value at end of period	$15.614	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	7	7	10	12	15	23	20
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.260	$18.381	$18.890	$16.018	$19.921	$17.024	$10.195	$23.908	$17.314	$12.841
Accumulation Unit Value at end of period	$15.155	$17.260	$18.381	$18.890	$16.018	$19.921	$17.024	$10.195	$23.908	$17.314
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.013	$23.466	$24.139	$20.489	$25.509	$21.821	$13.080	$30.705	$22.258	$16.524
Accumulation Unit Value at end of period	$19.308	$22.013	$23.466	$24.139	$20.489	$25.509	$21.821	$13.080	$30.705	$22.258
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.495	$22.960	$23.667	$20.128	$25.109	$21.522	$12.927	$30.406	$22.086	$16.429
Accumulation Unit Value at end of period	$18.817	$21.495	$22.960	$23.667	$20.128	$25.109	$21.522	$12.927	$30.406	$22.086
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	2	1	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.495	$22.960	$23.667	$20.128	$25.109	$21.522	$12.927	$30.406	$22.086	$16.429
Accumulation Unit Value at end of period	$18.817	$21.495	$22.960	$23.667	$20.128	$25.109	$21.522	$12.927	$30.406	$22.086
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	2	1	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$12.726	$—	$—	$—
Accumulation Unit Value at end of period	$18.203	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.732	$22.212	$22.964	$19.589	$24.510	$21.072	$12.694	$29.949	$21.819	$16.279
Accumulation Unit Value at end of period	$18.094	$20.732	$22.212	$22.964	$19.589	$24.510	$21.072	$12.694	$29.949	$21.819
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	3	1	2	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—
Accumulation Unit Value at end of period	$14.970	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

71

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Accumulation Unit Value at end of period	$30.258	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	5	3	4	3	16	18
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.255	$27.499	$23.375	$20.568	$19.185	$17.110	$13.432	$19.227	$17.814	$14.912
Accumulation Unit Value at end of period	$29.501	$28.255	$27.499	$23.375	$20.568	$19.185	$17.110	$13.432	$19.227	$17.814
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.927	$27.207	$23.150	$20.391	$19.038	$16.997	$13.357	$19.138	$17.749	$14.873
Accumulation Unit Value at end of period	$29.130	$27.927	$27.207	$23.150	$20.391	$19.038	$16.997	$13.357	$19.138	$17.749
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	5	5	5	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793
Accumulation Unit Value at end of period	$28.401	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	1	3	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793
Accumulation Unit Value at end of period	$28.401	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	1	3	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$13.020	$—	$—	$—
Accumulation Unit Value at end of period	$27.516	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	—	—	—

72

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.456	$10.699	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.718	$11.456	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.435	$10.694	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.681	$11.435	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.424	$10.691	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.663	$11.424	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.404	$10.686	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.626	$11.404	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.404	$10.686	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.626	$11.404	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.373	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.571	$11.373	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

73

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.690	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.101	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	68	71	82	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.649	$13.086	$11.216	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.025	$13.649	$13.086	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.628	$13.080	$11.214	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.987	$13.628	$13.080	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.587	$13.066	$11.209	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.912	$13.587	$13.066	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	17	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.587	$13.066	$11.209	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.912	$13.587	$13.066	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	17	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.536	$13.050	$11.203	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.819	$13.536	$13.050	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.526	$13.046	$11.202	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.800	$13.526	$13.046	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.475	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.708	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.354	$25.803	$22.065	$19.533	$18.328	$16.445	$12.988	$18.703	$17.433	$14.680
Accumulation Unit Value at end of period	$27.351	$26.354	$25.803	$22.065	$19.533	$18.328	$16.445	$12.988	$18.703	$17.433
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	7	13	13	12	10	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—
Accumulation Unit Value at end of period	$21.578	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	—	—	—	—	—	—

74

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Accumulation Unit Value at end of period	$19.093	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	3	3	9	9
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.029	$24.831	$14.741	$13.071	$14.565	$11.706	$8.119	$13.865	$13.697	$12.457
Accumulation Unit Value at end of period	$18.650	$21.029	$24.831	$14.741	$13.071	$14.565	$11.706	$8.119	$13.865	$13.697
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.804	$24.590	$14.613	$12.971	$14.467	$11.639	$8.081	$13.813	$13.659	$12.435
Accumulation Unit Value at end of period	$18.432	$20.804	$24.590	$14.613	$12.971	$14.467	$11.639	$8.081	$13.813	$13.659
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392
Accumulation Unit Value at end of period	$18.004	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	2	3	3	4	3	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392
Accumulation Unit Value at end of period	$18.004	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	2	3	3	4	3	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$7.910	$—	$—	$—
Accumulation Unit Value at end of period	$17.483	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.715	$23.421	$13.987	$12.478	$13.987	$11.309	$7.891	$13.556	$13.472	$12.327
Accumulation Unit Value at end of period	$17.380	$19.715	$23.421	$13.987	$12.478	$13.987	$11.309	$7.891	$13.556	$13.472
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	2	9	15	17	16	16	17
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—
Accumulation Unit Value at end of period	$22.561	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—

75

Series IV

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Accumulation Unit Value at end of period	$17.397	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	34	44	48	75	89	107	114	110
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.061	$15.967	$12.572	$10.433	$11.647	$10.602	$7.578	$12.511	$11.080	$9.358
Accumulation Unit Value at end of period	$16.885	$16.061	$15.967	$12.572	$10.433	$11.647	$10.602	$7.578	$12.511	$11.080
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.273	$22.165	$17.470	$14.513	$16.218	$14.777	$10.572	$17.472	$15.489	$13.096
Accumulation Unit Value at end of period	$23.394	$22.273	$22.165	$17.470	$14.513	$16.218	$14.777	$10.572	$17.472	$15.489
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	4	4	3	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235
Accumulation Unit Value at end of period	$16.170	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	12	35	42	47	48	41	27	13
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235
Accumulation Unit Value at end of period	$16.170	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	12	35	42	47	48	41	27	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$7.296	$—	$—	$—
Accumulation Unit Value at end of period	$15.642	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	34	10	4	5	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745	$9.980
Accumulation Unit Value at end of period	$16.958	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	8	9	10	10	11	14	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—
Accumulation Unit Value at end of period	$22.307	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	4	—	—	—	—	—	—	—

76

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Accumulation Unit Value at end of period	$18.755	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	19	22	24	33	41	54	87	88
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.466	$18.393	$14.584	$12.552	$15.790	$13.120	$8.274	$18.107	$15.167	$12.436
Accumulation Unit Value at end of period	$18.203	$18.466	$18.393	$14.584	$12.552	$15.790	$13.120	$8.274	$18.107	$15.167
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.020	$24.945	$19.799	$17.058	$21.480	$17.866	$11.277	$24.705	$20.715	$17.002
Accumulation Unit Value at end of period	$24.639	$25.020	$24.945	$19.799	$17.058	$21.480	$17.866	$11.277	$24.705	$20.715
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	4	4	4	3	3	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272
Accumulation Unit Value at end of period	$17.432	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	9	15	15	15	16	10	13
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272
Accumulation Unit Value at end of period	$17.432	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	9	15	15	15	16	10	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$7.965	$—	$—	$—
Accumulation Unit Value at end of period	$16.863	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	7	2	3	2	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942	$12.325
Accumulation Unit Value at end of period	$16.990	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	4	9	7	9	15	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—
Accumulation Unit Value at end of period	$21.975	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	—	—	—	—

77

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Accumulation Unit Value at end of period	$15.492	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000
Number of Accumulation Units outstanding at end of period (in thousands)	105	145	178	207	277	354	471	618	821	892
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.312	$13.416	$10.489	$9.049	$9.616	$8.241	$6.013	$10.916	$9.883	$9.120
Accumulation Unit Value at end of period	$15.036	$14.312	$13.416	$10.489	$9.049	$9.616	$8.241	$6.013	$10.916	$9.883
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	8	9	9	9	9	9	8	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.248	$18.999	$14.868	$12.841	$13.658	$11.717	$8.557	$15.551	$14.093	$13.019
Accumulation Unit Value at end of period	$21.250	$20.248	$18.999	$14.868	$12.841	$13.658	$11.717	$8.557	$15.551	$14.093
Number of Accumulation Units outstanding at end of period (in thousands)	13	11	30	38	41	43	44	49	54	54
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000
Accumulation Unit Value at end of period	$14.399	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723
Number of Accumulation Units outstanding at end of period (in thousands)	47	60	83	188	226	250	254	261	219	121
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000
Accumulation Unit Value at end of period	$14.399	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723
Number of Accumulation Units outstanding at end of period (in thousands)	47	60	83	188	226	250	254	261	219	121
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$5.789	$—	$—	$—
Accumulation Unit Value at end of period	$13.929	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	118	149	166	111	86	90	82	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574	$8.888
Accumulation Unit Value at end of period	$13.800	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574
Number of Accumulation Units outstanding at end of period (in thousands)	47	57	69	86	126	151	173	184	185	195
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—
Accumulation Unit Value at end of period	$24.345	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	7	7	3	—	1	—	—	—

78

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Accumulation Unit Value at end of period	$20.533	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244
Number of Accumulation Units outstanding at end of period (in thousands)	84	88	117	147	178	217	312	374	471	525
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.981	$18.370	$13.996	$12.117	$12.555	$11.460	$8.882	$14.537	$14.076	$12.428
Accumulation Unit Value at end of period	$19.929	$19.981	$18.370	$13.996	$12.117	$12.555	$11.460	$8.882	$14.537	$14.076
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.243	$17.709	$13.506	$11.705	$12.140	$11.093	$8.606	$14.098	$13.665	$12.077
Accumulation Unit Value at end of period	$19.174	$19.243	$17.709	$13.506	$11.705	$12.140	$11.093	$8.606	$14.098	$13.665
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	23	25	29	31	32	35	36	37
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264
Accumulation Unit Value at end of period	$19.085	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849
Number of Accumulation Units outstanding at end of period (in thousands)	23	30	38	115	127	140	145	144	144	82
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264
Accumulation Unit Value at end of period	$19.085	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849
Number of Accumulation Units outstanding at end of period (in thousands)	23	30	38	115	127	140	145	144	144	82
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$8.551	$—	$—	$—
Accumulation Unit Value at end of period	$18.462	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	94	114	57	41	44	36	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491	$11.983
Accumulation Unit Value at end of period	$18.097	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491
Number of Accumulation Units outstanding at end of period (in thousands)	26	35	42	53	70	85	96	104	107	113
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—
Accumulation Unit Value at end of period	$21.720	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	1	2	—	—	—	—	—

79

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Accumulation Unit Value at end of period	$12.132	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362
Number of Accumulation Units outstanding at end of period (in thousands)	54	69	78	97	121	161	230	311	416	421
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.545	$13.108	$10.961	$9.456	$11.180	$10.604	$7.539	$13.249	$11.228	$9.599
Accumulation Unit Value at end of period	$11.776	$12.545	$13.108	$10.961	$9.456	$11.180	$10.604	$7.539	$13.249	$11.228
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	3	3	3	3	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.776	$18.592	$15.562	$13.439	$15.904	$15.100	$10.746	$18.905	$16.037	$13.724
Accumulation Unit Value at end of period	$16.668	$17.776	$18.592	$15.562	$13.439	$15.904	$15.100	$10.746	$18.905	$16.037
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	17	22	25	27	28	31	33	33
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472
Accumulation Unit Value at end of period	$11.277	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047
Number of Accumulation Units outstanding at end of period (in thousands)	20	30	36	60	73	83	83	81	60	38
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472
Accumulation Unit Value at end of period	$11.277	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047
Number of Accumulation Units outstanding at end of period (in thousands)	20	30	36	60	73	83	83	81	60	38
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$7.258	$—	$—	$—
Accumulation Unit Value at end of period	$10.909	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	50	50	36	33	19	14	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943	$10.271
Accumulation Unit Value at end of period	$11.867	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	8	21	27	39	42	51	54
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—
Accumulation Unit Value at end of period	$15.840	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	8	5	—	—	—	—	—

80

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Accumulation Unit Value at end of period	$20.338	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282
Number of Accumulation Units outstanding at end of period (in thousands)	44	49	63	69	92	114	142	195	243	255
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.121	$20.055	$15.904	$14.159	$14.554	$13.313	$10.743	$17.375	$17.079	$14.674
Accumulation Unit Value at end of period	$19.740	$21.121	$20.055	$15.904	$14.159	$14.554	$13.313	$10.743	$17.375	$17.079
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.960	$19.922	$15.814	$14.094	$14.501	$13.278	$10.725	$17.364	$17.085	$14.694
Accumulation Unit Value at end of period	$19.570	$20.960	$19.922	$15.814	$14.094	$14.501	$13.278	$10.725	$17.364	$17.085
Number of Accumulation Units outstanding at end of period (in thousands)	14	11	13	18	27	28	27	23	22	22
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481
Accumulation Unit Value at end of period	$18.903	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803
Number of Accumulation Units outstanding at end of period (in thousands)	5	10	15	26	30	35	39	46	45	34
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481
Accumulation Unit Value at end of period	$18.903	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803
Number of Accumulation Units outstanding at end of period (in thousands)	5	10	15	26	30	35	39	46	45	34
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$10.343	$—	$—	$—
Accumulation Unit Value at end of period	$18.286	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	18	18	19	21	16	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978	$13.811
Accumulation Unit Value at end of period	$17.496	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978
Number of Accumulation Units outstanding at end of period (in thousands)	12	18	23	31	46	55	67	72	83	87
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—
Accumulation Unit Value at end of period	$17.878	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	1	—	—	—	—	—

81

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Accumulation Unit Value at end of period	$12.094	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	33	43	48	53	95	109	128	171
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.266	$11.608	$8.546	$7.842	$8.381	$6.680	$4.732	$8.371	$7.654	$7.163
Accumulation Unit Value at end of period	$11.738	$12.266	$11.608	$8.546	$7.842	$8.381	$6.680	$4.732	$8.371	$7.654
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.022	$19.916	$14.677	$13.481	$14.423	$11.506	$8.159	$14.447	$13.223	$12.387
Accumulation Unit Value at end of period	$20.098	$21.022	$19.916	$14.677	$13.481	$14.423	$11.506	$8.159	$14.447	$13.223
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	1	—	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068
Accumulation Unit Value at end of period	$11.241	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530
Number of Accumulation Units outstanding at end of period (in thousands)	4	10	18	25	33	40	41	47	40	17
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068
Accumulation Unit Value at end of period	$11.241	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530
Number of Accumulation Units outstanding at end of period (in thousands)	4	10	18	25	33	40	41	47	40	17
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$4.556	$—	$—	$—
Accumulation Unit Value at end of period	$10.874	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	22	22	20	14	11	7	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476	$7.038
Accumulation Unit Value at end of period	$10.862	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	13	15	19	28	29	31	32
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—
Accumulation Unit Value at end of period	$23.495	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—

82

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Accumulation Unit Value at end of period	$20.424	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890
Number of Accumulation Units outstanding at end of period (in thousands)	40	42	62	67	78	106	130	142	394	256
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.921	$20.838	$20.474	$18.409	$18.219	$16.663	$13.439	$15.364	$14.715	$13.794
Accumulation Unit Value at end of period	$19.824	$20.921	$20.838	$20.474	$18.409	$18.219	$16.663	$13.439	$15.364	$14.715
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.414	$21.350	$20.998	$18.900	$18.723	$17.141	$13.839	$15.837	$15.183	$14.247
Accumulation Unit Value at end of period	$20.271	$21.414	$21.350	$20.998	$18.900	$18.723	$17.141	$13.839	$15.837	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	11	14	14	14	14	14	12	10
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612
Accumulation Unit Value at end of period	$18.984	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	13	24	24	22	27	21	14	8
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612
Accumulation Unit Value at end of period	$18.984	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	13	24	24	22	27	21	14	8
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$12.939	$—	$—	$—
Accumulation Unit Value at end of period	$18.365	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	8	9	7	5	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216	$13.406
Accumulation Unit Value at end of period	$18.144	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	10	12	15	16	24	23	27	25
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—
Accumulation Unit Value at end of period	$14.582	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	5	1	—	3	—	—	—

83

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Accumulation Unit Value at end of period	$23.062	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	2	2	1
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.833	$20.531	$14.938	$13.399	$14.559	$12.385	$7.605	$15.202	$13.256	$13.138
Accumulation Unit Value at end of period	$22.485	$21.833	$20.531	$14.938	$13.399	$14.559	$12.385	$7.605	$15.202	$13.256
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.580	$20.313	$14.794	$13.283	$14.447	$12.303	$7.562	$15.131	$13.207	$13.103
Accumulation Unit Value at end of period	$22.202	$21.580	$20.313	$14.794	$13.283	$14.447	$12.303	$7.562	$15.131	$13.207
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034
Accumulation Unit Value at end of period	$21.646	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	2	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034
Accumulation Unit Value at end of period	$21.646	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	2	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$7.371	$—	$—	$—
Accumulation Unit Value at end of period	$20.972	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.364	$19.264	$14.100	$12.724	$13.908	$11.903	$7.353	$14.787	$12.972	$12.934
Accumulation Unit Value at end of period	$20.846	$20.364	$19.264	$14.100	$12.724	$13.908	$11.903	$7.353	$14.787	$12.972
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—
Accumulation Unit Value at end of period	$27.992	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

84

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Accumulation Unit Value at end of period	$21.479	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391
Number of Accumulation Units outstanding at end of period (in thousands)	16	20	22	29	34	44	55	70	113	123
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.335	$21.626	$16.383	$14.205	$14.317	$11.913	$8.704	$15.079	$14.222	$11.985
Accumulation Unit Value at end of period	$20.847	$23.335	$21.626	$16.383	$14.205	$14.317	$11.913	$8.704	$15.079	$14.222
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$32.221	$29.891	$22.667	$19.673	$19.848	$16.531	$12.091	$20.968	$19.796	$16.699
Accumulation Unit Value at end of period	$28.758	$32.221	$29.891	$22.667	$19.673	$19.848	$16.531	$12.091	$20.968	$19.796
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$31.470	$29.253	$22.227	$19.330	$19.540	$16.308	$11.951	$20.768	$19.646	$16.606
Accumulation Unit Value at end of period	$28.031	$31.470	$29.253	$22.227	$19.330	$19.540	$16.308	$11.951	$20.768	$19.646
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	4	8	8	9	10	11	8	4
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$31.470	$29.253	$22.227	$19.330	$19.540	$16.308	$11.951	$20.768	$19.646	$16.606
Accumulation Unit Value at end of period	$28.031	$31.470	$29.253	$22.227	$19.330	$19.540	$16.308	$11.951	$20.768	$19.646
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	4	8	8	9	10	11	8	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$11.765	$—	$—	$—
Accumulation Unit Value at end of period	$27.116	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	5	3	3	4	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.352	$28.299	$21.566	$18.812	$19.074	$15.966	$11.736	$20.455	$19.408	$16.454
Accumulation Unit Value at end of period	$26.954	$30.352	$28.299	$21.566	$18.812	$19.074	$15.966	$11.736	$20.455	$19.408
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	7	9	9	10	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—
Accumulation Unit Value at end of period	$23.849	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

85

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Accumulation Unit Value at end of period	$22.340	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	6	6	10	15	17	25	47	50
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.618	$22.019	$16.510	$14.120	$14.672	$12.899	$10.217	$16.188	$16.858	$14.776
Accumulation Unit Value at end of period	$21.781	$23.618	$22.019	$16.510	$14.120	$14.672	$12.899	$10.217	$16.188	$16.858
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	3	3	3	3	3	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797	$14.737
Accumulation Unit Value at end of period	$21.507	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	4	7	7	6	7	7	7
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659
Accumulation Unit Value at end of period	$20.969	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	20	32	32	34	34	31	21	12
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659
Accumulation Unit Value at end of period	$20.969	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	20	32	32	34	34	31	21	12
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$9.904	$—	$—	$—
Accumulation Unit Value at end of period	$20.315	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	21	11	11	9	9	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.028	$20.661	$15.584	$13.409	$14.017	$12.397	$9.879	$15.746	$16.497	$14.547
Accumulation Unit Value at end of period	$20.194	$22.028	$20.661	$15.584	$13.409	$14.017	$12.397	$9.879	$15.746	$16.497
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	13	22	29	31	31	34	37
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—
Accumulation Unit Value at end of period	$21.092	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	6	1	—	1	—	—	—

86

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.116	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.165	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	31	47	54	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.994	$14.456	$11.245	$9.662	$10.610	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.010	$15.994	$14.456	$11.245	$9.662	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.934	$14.416	$11.225	$9.655	$10.609	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.934	$15.934	$14.416	$11.225	$9.655	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	7	4	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.814	$14.336	$11.184	$9.640	$10.606	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.782	$15.814	$14.336	$11.184	$9.640	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.814	$14.336	$11.184	$9.640	$10.606	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.782	$15.814	$14.336	$11.184	$9.640	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.664	$14.236	$11.134	$9.620	$10.603	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.594	$15.664	$14.236	$11.134	$9.620	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	1	—	2	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.635	$14.216	$11.124	$9.617	$10.602	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.557	$15.635	$14.216	$11.124	$9.617	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.487	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

87

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Accumulation Unit Value at end of period	$26.131	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279
Number of Accumulation Units outstanding at end of period (in thousands)	52	53	60	67	75	93	101	131	200	231
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.574	$23.791	$17.910	$15.594	$15.967	$13.401	$9.414	$16.011	$16.087	$14.187
Accumulation Unit Value at end of period	$25.362	$26.574	$23.791	$17.910	$15.594	$15.967	$13.401	$9.414	$16.011	$16.087
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.157	$23.441	$17.664	$15.395	$15.779	$13.256	$9.322	$15.871	$15.962	$14.090
Accumulation Unit Value at end of period	$24.939	$26.157	$23.441	$17.664	$15.395	$15.779	$13.256	$9.322	$15.871	$15.962
Number of Accumulation Units outstanding at end of period (in thousands)	8	5	6	7	7	8	8	13	16	17
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999
Accumulation Unit Value at end of period	$24.288	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827
Number of Accumulation Units outstanding at end of period (in thousands)	11	18	21	26	28	42	45	48	64	22
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999
Accumulation Unit Value at end of period	$24.288	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827
Number of Accumulation Units outstanding at end of period (in thousands)	11	18	21	26	28	42	45	48	64	22
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$9.063	$—	$—	$—
Accumulation Unit Value at end of period	$23.495	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	10	12	12	14	14	13	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.618	$22.173	$16.791	$14.708	$15.151	$12.792	$9.040	$15.469	$15.636	$13.872
Accumulation Unit Value at end of period	$23.355	$24.618	$22.173	$16.791	$14.708	$15.151	$12.792	$9.040	$15.469	$15.636
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	8	12	18	18	23	33	37
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—
Accumulation Unit Value at end of period	$26.336	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	3	—	—	—	—	—

88

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Accumulation Unit Value at end of period	$21.038	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958
Number of Accumulation Units outstanding at end of period (in thousands)	18	22	26	33	40	3	3	3	3	1
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.417	$20.028	$16.312	$14.763	$15.213	$13.813	$11.470	$15.089	$14.848	$13.416
Accumulation Unit Value at end of period	$20.511	$21.417	$20.028	$16.312	$14.763	$15.213	$13.813	$11.470	$15.089	$14.848
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.168	$19.816	$16.155	$14.635	$15.097	$13.721	$11.405	$15.019	$14.794	$13.380
Accumulation Unit Value at end of period	$20.253	$21.168	$19.816	$16.155	$14.635	$15.097	$13.721	$11.405	$15.019	$14.794
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	7	5	5	3	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309
Accumulation Unit Value at end of period	$19.747	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	2	2	2	1	1
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309
Accumulation Unit Value at end of period	$19.747	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	2	2	2	1	1
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$11.118	$—	$—	$—
Accumulation Unit Value at end of period	$19.131	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.976	$18.793	$15.398	$14.019	$14.534	$13.275	$11.090	$14.677	$14.530	$13.207
Accumulation Unit Value at end of period	$19.017	$19.976	$18.793	$15.398	$14.019	$14.534	$13.275	$11.090	$14.677	$14.530
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	5	3	4	3	3	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—
Accumulation Unit Value at end of period	$17.560	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	—	—	—	—	—	—

89

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.436	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.287	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.357	$10.141	$10.618	$10.566	$10.022	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.189	$10.357	$10.141	$10.618	$10.566	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.318	$10.113	$10.599	$10.558	$10.021	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.140	$10.318	$10.113	$10.599	$10.558	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.240	$10.057	$10.561	$10.541	$10.018	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.044	$10.240	$10.057	$10.561	$10.541	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	5	5	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.240	$10.057	$10.561	$10.541	$10.018	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.044	$10.240	$10.057	$10.561	$10.541	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	5	5	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.144	$9.987	$10.514	$10.520	$10.015	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.924	$10.144	$9.987	$10.514	$10.520	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.124	$9.973	$10.505	$10.516	$10.015	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.900	$10.124	$9.973	$10.505	$10.516	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	4	5	6	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.029	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.782	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	4	4	—	—	—	—	—

90

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Accumulation Unit Value at end of period	$22.989	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	12	20	30	41	47	61	66
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.473	$21.712	$16.509	$14.685	$15.282	$13.855	$11.355	$17.038	$16.903	$14.825
Accumulation Unit Value at end of period	$22.313	$23.473	$21.712	$16.509	$14.685	$15.282	$13.855	$11.355	$17.038	$16.903
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772	$14.724
Accumulation Unit Value at end of period	$21.941	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	2	2	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629
Accumulation Unit Value at end of period	$21.368	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	12	16	18	21	22	31	19	15
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629
Accumulation Unit Value at end of period	$21.368	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	12	16	18	21	22	31	19	15
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$10.932	$—	$—	$—
Accumulation Unit Value at end of period	$20.671	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	12	16	11	10	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.746	$20.235	$15.479	$13.851	$14.501	$13.226	$10.905	$16.461	$16.429	$14.496
Accumulation Unit Value at end of period	$20.547	$21.746	$20.235	$15.479	$13.851	$14.501	$13.226	$10.905	$16.461	$16.429
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	6	14	18	19	19	23	25
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—
Accumulation Unit Value at end of period	$19.171	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—

91

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.856	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.309	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	14	19	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.766	$11.765	$11.183	$9.707	$10.188	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.201	$11.766	$11.765	$11.183	$9.707	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.721	$11.732	$11.163	$9.699	$10.186	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.148	$11.721	$11.732	$11.163	$9.699	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.633	$11.666	$11.123	$9.684	$10.184	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.041	$11.633	$11.666	$11.123	$9.684	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	4	4	5	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.633	$11.666	$11.123	$9.684	$10.184	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.041	$11.633	$11.666	$11.123	$9.684	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	4	4	5	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.523	$11.585	$11.073	$9.665	$10.181	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.910	$11.523	$11.585	$11.073	$9.665	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.501	$11.569	$11.063	$9.661	$10.180	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.884	$11.501	$11.569	$11.063	$9.661	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.393	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.754	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—

92

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Accumulation Unit Value at end of period	$19.933	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	5	5
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.600	$18.512	$13.784	$12.560	$14.094	$11.264	$7.326	$14.017	$12.123	$11.753
Accumulation Unit Value at end of period	$19.470	$19.600	$18.512	$13.784	$12.560	$14.094	$11.264	$7.326	$14.017	$12.123
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.391	$18.332	$13.664	$12.463	$13.999	$11.199	$7.292	$13.964	$12.090	$11.732
Accumulation Unit Value at end of period	$19.243	$19.391	$18.332	$13.664	$12.463	$13.999	$11.199	$7.292	$13.964	$12.090
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691
Accumulation Unit Value at end of period	$18.796	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	6	6	6	6	6	2	2
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691
Accumulation Unit Value at end of period	$18.796	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	6	6	6	6	6	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$7.137	$—	$—	$—
Accumulation Unit Value at end of period	$18.252	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.376	$17.460	$13.079	$11.989	$13.535	$10.882	$7.120	$13.705	$11.925	$11.630
Accumulation Unit Value at end of period	$18.145	$18.376	$17.460	$13.079	$11.989	$13.535	$10.882	$7.120	$13.705	$11.925
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—
Accumulation Unit Value at end of period	$25.740	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

93

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.551	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.182	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.548	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.163	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.546	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.154	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.543	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.136	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.543	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.136	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.539	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.112	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.538	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.108	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.084	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

94

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Accumulation Unit Value at end of period	$11.266	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	20	33	41	42	48	49	69	67
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.341	$9.655	$7.176	$6.218	$6.345	$5.595	$4.134	$6.719	$5.640	$5.317
Accumulation Unit Value at end of period	$10.935	$10.341	$9.655	$7.176	$6.218	$6.345	$5.595	$4.134	$6.719	$5.640
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.226	$14.229	$10.586	$9.182	$9.379	$8.280	$6.123	$9.962	$8.371	$7.899
Accumulation Unit Value at end of period	$16.084	$15.226	$14.229	$10.586	$9.182	$9.379	$8.280	$6.123	$9.962	$8.371
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247
Accumulation Unit Value at end of period	$10.472	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	8	8	9	10	11	9	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247
Accumulation Unit Value at end of period	$10.472	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	8	8	9	10	11	9	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$3.980	$—	$—	$—
Accumulation Unit Value at end of period	$10.130	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435	$5.154
Accumulation Unit Value at end of period	$9.983	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	13	13	12	12	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—
Accumulation Unit Value at end of period	$25.170	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

95

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Accumulation Unit Value at end of period	$15.381	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	14	16	17	19	20	23	24
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.151	$13.883	$10.694	$9.126	$9.490	$8.688	$6.964	$10.585	$9.761	$8.786
Accumulation Unit Value at end of period	$14.928	$15.151	$13.883	$10.694	$9.126	$9.490	$8.688	$6.964	$10.585	$9.761
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.842	$13.613	$10.496	$8.967	$9.333	$8.553	$6.863	$10.442	$9.638	$8.685
Accumulation Unit Value at end of period	$14.609	$14.842	$13.613	$10.496	$8.967	$9.333	$8.553	$6.863	$10.442	$9.638
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670
Accumulation Unit Value at end of period	$14.296	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	9	10	12	14	17	16	4
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670
Accumulation Unit Value at end of period	$14.296	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	9	10	12	14	17	16	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$6.704	$—	$—	$—
Accumulation Unit Value at end of period	$13.829	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	4	4	5	5	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291	$8.414
Accumulation Unit Value at end of period	$13.463	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4	8	11	8	9	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—
Accumulation Unit Value at end of period	$20.643	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—

96

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Massachusetts Investors Growth Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.392	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.146	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.389	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.127	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.387	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.118	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.384	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.099	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.384	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.099	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.380	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.076	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.379	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.071	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.375	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

97

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Accumulation Unit Value at end of period	$19.340	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428
Number of Accumulation Units outstanding at end of period (in thousands)	51	59	73	89	105	153	201	233	296	318
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.164	$17.966	$15.350	$14.034	$14.026	$12.978	$11.184	$14.609	$14.258	$12.961
Accumulation Unit Value at end of period	$18.771	$19.164	$17.966	$15.350	$14.034	$14.026	$12.978	$11.184	$14.609	$14.258
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	3	3	3	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.794	$17.637	$15.084	$13.804	$13.810	$12.791	$11.034	$14.428	$14.096	$12.826
Accumulation Unit Value at end of period	$18.391	$18.794	$17.637	$15.084	$13.804	$13.810	$12.791	$11.034	$14.428	$14.096
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	6	6	8	8	5	12	13
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790
Accumulation Unit Value at end of period	$17.976	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	32	41	51	59	62	74	72	50
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790
Accumulation Unit Value at end of period	$17.976	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	32	41	51	59	62	74	72	50
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$10.767	$—	$—	$—
Accumulation Unit Value at end of period	$17.390	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	13	14	13	17	18	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007	$11.895
Accumulation Unit Value at end of period	$16.224	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007
Number of Accumulation Units outstanding at end of period (in thousands)	23	29	34	44	59	77	85	90	102	109
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—
Accumulation Unit Value at end of period	$16.283	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	2	2	—	—	—	—	—

98

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Accumulation Unit Value at end of period	$14.509	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	11	14	15	22	29	43	48	52
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.371	$15.512	$11.487	$10.795	$11.829	$9.083	$5.773	$11.335	$9.400	$8.659
Accumulation Unit Value at end of period	$14.082	$15.371	$15.512	$11.487	$10.795	$11.829	$9.083	$5.773	$11.335	$9.400
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.129	$15.284	$11.329	$10.657	$11.690	$8.985	$5.716	$11.236	$9.327	$8.601
Accumulation Unit Value at end of period	$13.847	$15.129	$15.284	$11.329	$10.657	$11.690	$8.985	$5.716	$11.236	$9.327
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545
Accumulation Unit Value at end of period	$13.486	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	3	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545
Accumulation Unit Value at end of period	$13.486	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	3	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$5.558	$—	$—	$—
Accumulation Unit Value at end of period	$13.046	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.239	$14.457	$10.770	$10.182	$11.225	$8.670	$5.544	$10.951	$9.137	$8.467
Accumulation Unit Value at end of period	$12.968	$14.239	$14.457	$10.770	$10.182	$11.225	$8.670	$5.544	$10.951	$9.137
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—
Accumulation Unit Value at end of period	$23.593	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

99

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Accumulation Unit Value at end of period	$9.849	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537
Number of Accumulation Units outstanding at end of period (in thousands)	66	77	102	134	144	139	171	322	204	157
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.723	$9.888	$10.057	$10.228	$10.402	$10.579	$10.759	$10.715	$10.413	$10.151
Accumulation Unit Value at end of period	$9.560	$9.723	$9.888	$10.057	$10.228	$10.402	$10.579	$10.759	$10.715	$10.413
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.570	$9.743	$9.919	$10.097	$10.280	$10.466	$10.654	$10.621	$10.332	$10.082
Accumulation Unit Value at end of period	$9.400	$9.570	$9.743	$9.919	$10.097	$10.280	$10.466	$10.654	$10.621	$10.332
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	5	12	12	23	33	13	17
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017
Accumulation Unit Value at end of period	$9.155	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245
Number of Accumulation Units outstanding at end of period (in thousands)	12	23	23	49	54	87	114	164	100	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017
Accumulation Unit Value at end of period	$9.155	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245
Number of Accumulation Units outstanding at end of period (in thousands)	12	23	23	49	54	87	114	164	100	6
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$10.359	$—	$—	$—
Accumulation Unit Value at end of period	$8.856	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	26	29	8	9	19	6	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.007	$9.215	$9.429	$9.647	$9.870	$10.099	$10.333	$10.352	$10.121	$9.926
Accumulation Unit Value at end of period	$8.803	$9.007	$9.215	$9.429	$9.647	$9.870	$10.099	$10.333	$10.352	$10.121
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	28	7	9	14	31	75	6	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.353	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	1	—	—	—	—	—

100

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Accumulation Unit Value at end of period	$16.678	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	3	3	4	13	28	28
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.434	$22.613	$23.171	$20.783	$25.068	$21.639	$12.699	$27.262	$21.481	$17.012
Accumulation Unit Value at end of period	$16.187	$20.434	$22.613	$23.171	$20.783	$25.068	$21.639	$12.699	$27.262	$21.481
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.947	$20.989	$21.528	$19.329	$23.337	$20.165	$11.846	$25.456	$20.078	$15.917
Accumulation Unit Value at end of period	$14.994	$18.947	$20.989	$21.528	$19.329	$23.337	$20.165	$11.846	$25.456	$20.078
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	3	4	4	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788
Accumulation Unit Value at end of period	$15.501	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	8	11	14	15	15	12	9
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788
Accumulation Unit Value at end of period	$15.501	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	8	11	14	15	15	12	9
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$12.226	$—	$—	$—
Accumulation Unit Value at end of period	$14.995	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	5	5	4	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563	$18.773
Accumulation Unit Value at end of period	$16.822	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	3	3	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—
Accumulation Unit Value at end of period	$12.492	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

101

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Accumulation Unit Value at end of period	$14.838	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	22	25	35	36	49	56	85	88
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.665	$16.395	$12.747	$10.709	$11.710	$11.091	$8.605	$15.175	$15.081	$12.593
Accumulation Unit Value at end of period	$14.402	$15.665	$16.395	$12.747	$10.709	$11.710	$11.091	$8.605	$15.175	$15.081
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.057	$16.823	$13.093	$11.011	$12.052	$11.426	$8.873	$15.665	$15.583	$13.026
Accumulation Unit Value at end of period	$14.748	$16.057	$16.823	$13.093	$11.011	$12.052	$11.426	$8.873	$15.665	$15.583
Number of Accumulation Units outstanding at end of period (in thousands)	6	3	4	4	8	9	9	9	10	10
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427
Accumulation Unit Value at end of period	$13.791	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	8	9	11	13	14	13	7
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427
Accumulation Unit Value at end of period	$13.791	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	8	9	11	13	14	13	7
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$8.284	$—	$—	$—
Accumulation Unit Value at end of period	$13.341	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	7	8	9	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000	$12.601
Accumulation Unit Value at end of period	$13.571	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	12	14	16	17	19	21	22
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—
Accumulation Unit Value at end of period	$16.753	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—

102

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Accumulation Unit Value at end of period	$16.113	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	38	58	61	106	152	187	168	237
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.686	$10.084	$9.893	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.439	$10.686	$10.084	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	11	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.011	$15.100	$15.407	$14.320	$13.787	$13.088	$12.141	$13.753	$13.265	$13.007
Accumulation Unit Value at end of period	$15.639	$16.011	$15.100	$15.407	$14.320	$13.787	$13.088	$12.141	$13.753	$13.265
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.653	$10.074	$9.889	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.387	$10.653	$10.074	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.334	$15.419	$15.749	$14.652	$14.120	$13.418	$12.460	$14.128	$13.641	$13.389
Accumulation Unit Value at end of period	$15.938	$16.334	$15.419	$15.749	$14.652	$14.120	$13.418	$12.460	$14.128	$13.641
Number of Accumulation Units outstanding at end of period (in thousands)	10	7	8	8	12	13	12	7	11	11
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.637	$10.069	$9.887	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.361	$10.637	$10.069	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.950	$15.087	$15.441	$14.394	$13.899	$13.234	$12.314	$13.991	$13.535	$13.312
Accumulation Unit Value at end of period	$15.532	$15.950	$15.087	$15.441	$14.394	$13.899	$13.234	$12.314	$13.991	$13.535
Number of Accumulation Units outstanding at end of period (in thousands)	4	10	15	30	32	50	48	48	54	10
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.605	$10.059	$9.883	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.309	$10.605	$10.059	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.950	$15.087	$15.441	$14.394	$13.899	$13.234	$12.314	$13.991	$13.535	$13.312
Accumulation Unit Value at end of period	$15.532	$15.950	$15.087	$15.441	$14.394	$13.899	$13.234	$12.314	$13.991	$13.535
Number of Accumulation Units outstanding at end of period (in thousands)	4	10	15	30	32	50	48	48	54	10
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.605	$10.059	$9.883	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.309	$10.605	$10.059	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$12.123	$—	$—	$—
Accumulation Unit Value at end of period	$15.025	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$—	$—	$—

103

Number of Accumulation Units outstanding at end of period (in thousands)	15	9	24	15	20	13	5	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.565	$10.046	$9.878	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.244	$10.565	$10.046	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	5	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.383	$14.595	$14.982	$14.008	$13.567	$12.957	$12.092	$13.780	$13.371	$13.190
Accumulation Unit Value at end of period	$14.936	$15.383	$14.595	$14.982	$14.008	$13.567	$12.957	$12.092	$13.780	$13.371
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	11	14	16	24	26	25	26	27
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.557	$10.043	$9.877	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.231	$10.557	$10.043	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$10.299	$—	$—	$—
Accumulation Unit Value at end of period	$12.499	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.517	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.167	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

104

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Emerging Markets Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Accumulation Unit Value at end of period	$25.736	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	4	9	9	6	6
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.695	$25.392	$28.304	$24.405	$23.192	$21.495	$16.791	$20.087	$19.179	$17.605
Accumulation Unit Value at end of period	$24.980	$25.695	$25.392	$28.304	$24.405	$23.192	$21.495	$16.791	$20.087	$19.179
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.329	$29.012	$32.372	$27.941	$26.579	$24.659	$19.281	$23.090	$22.068	$20.277
Accumulation Unit Value at end of period	$28.485	$29.329	$29.012	$32.372	$27.941	$26.579	$24.659	$19.281	$23.090	$22.068
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.645	$28.392	$31.743	$27.453	$26.168	$24.326	$19.059	$22.869	$21.901	$20.164
Accumulation Unit Value at end of period	$27.765	$28.645	$28.392	$31.743	$27.453	$26.168	$24.326	$19.059	$22.869	$21.901
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	2	2	3	2
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.645	$28.392	$31.743	$27.453	$26.168	$24.326	$19.059	$22.869	$21.901	$20.164
Accumulation Unit Value at end of period	$27.765	$28.645	$28.392	$31.743	$27.453	$26.168	$24.326	$19.059	$22.869	$21.901
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	2	2	3	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$18.763	$—	$—	$—
Accumulation Unit Value at end of period	$26.859	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.628	$27.466	$30.800	$26.718	$25.543	$23.816	$18.716	$22.525	$21.636	$19.980
Accumulation Unit Value at end of period	$26.698	$27.628	$27.466	$30.800	$26.718	$25.543	$23.816	$18.716	$22.525	$21.636
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	2	2	2	3	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—
Accumulation Unit Value at end of period	$14.931	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—

105

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Accumulation Unit Value at end of period	$15.614	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	7	7	10	12	15	23	20
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.260	$18.381	$18.890	$16.018	$19.921	$17.024	$10.195	$23.908	$17.314	$12.841
Accumulation Unit Value at end of period	$15.155	$17.260	$18.381	$18.890	$16.018	$19.921	$17.024	$10.195	$23.908	$17.314
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.013	$23.466	$24.139	$20.489	$25.509	$21.821	$13.080	$30.705	$22.258	$16.524
Accumulation Unit Value at end of period	$19.308	$22.013	$23.466	$24.139	$20.489	$25.509	$21.821	$13.080	$30.705	$22.258
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.495	$22.960	$23.667	$20.128	$25.109	$21.522	$12.927	$30.406	$22.086	$16.429
Accumulation Unit Value at end of period	$18.817	$21.495	$22.960	$23.667	$20.128	$25.109	$21.522	$12.927	$30.406	$22.086
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	2	1	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.495	$22.960	$23.667	$20.128	$25.109	$21.522	$12.927	$30.406	$22.086	$16.429
Accumulation Unit Value at end of period	$18.817	$21.495	$22.960	$23.667	$20.128	$25.109	$21.522	$12.927	$30.406	$22.086
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	2	1	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$12.726	$—	$—	$—
Accumulation Unit Value at end of period	$18.203	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.732	$22.212	$22.964	$19.589	$24.510	$21.072	$12.694	$29.949	$21.819	$16.279
Accumulation Unit Value at end of period	$18.094	$20.732	$22.212	$22.964	$19.589	$24.510	$21.072	$12.694	$29.949	$21.819
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	3	1	2	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—
Accumulation Unit Value at end of period	$14.970	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

106

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Accumulation Unit Value at end of period	$30.258	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	5	3	4	3	16	18
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.255	$27.499	$23.375	$20.568	$19.185	$17.110	$13.432	$19.227	$17.814	$14.912
Accumulation Unit Value at end of period	$29.501	$28.255	$27.499	$23.375	$20.568	$19.185	$17.110	$13.432	$19.227	$17.814
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.927	$27.207	$23.150	$20.391	$19.038	$16.997	$13.357	$19.138	$17.749	$14.873
Accumulation Unit Value at end of period	$29.130	$27.927	$27.207	$23.150	$20.391	$19.038	$16.997	$13.357	$19.138	$17.749
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	5	5	5	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793
Accumulation Unit Value at end of period	$28.401	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	1	3	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793
Accumulation Unit Value at end of period	$28.401	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	1	3	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$13.020	$—	$—	$—
Accumulation Unit Value at end of period	$27.516	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	—	—	—

107

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.456	$10.699	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.718	$11.456	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.435	$10.694	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.681	$11.435	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.424	$10.691	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.663	$11.424	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.404	$10.686	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.626	$11.404	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.404	$10.686	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.626	$11.404	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.373	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.571	$11.373	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

108

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.690	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.101	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	68	71	82	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.649	$13.086	$11.216	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.025	$13.649	$13.086	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.628	$13.080	$11.214	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.987	$13.628	$13.080	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.587	$13.066	$11.209	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.912	$13.587	$13.066	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	17	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.587	$13.066	$11.209	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.912	$13.587	$13.066	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	17	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.536	$13.050	$11.203	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.819	$13.536	$13.050	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.526	$13.046	$11.202	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.800	$13.526	$13.046	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.475	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.708	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.354	$25.803	$22.065	$19.533	$18.328	$16.445	$12.988	$18.703	$17.433	$14.680
Accumulation Unit Value at end of period	$27.351	$26.354	$25.803	$22.065	$19.533	$18.328	$16.445	$12.988	$18.703	$17.433
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	7	13	13	12	10	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—
Accumulation Unit Value at end of period	$21.578	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	—	—	—	—	—	—

109

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Accumulation Unit Value at end of period	$19.093	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	3	3	9	9
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.029	$24.831	$14.741	$13.071	$14.565	$11.706	$8.119	$13.865	$13.697	$12.457
Accumulation Unit Value at end of period	$18.650	$21.029	$24.831	$14.741	$13.071	$14.565	$11.706	$8.119	$13.865	$13.697
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.804	$24.590	$14.613	$12.971	$14.467	$11.639	$8.081	$13.813	$13.659	$12.435
Accumulation Unit Value at end of period	$18.432	$20.804	$24.590	$14.613	$12.971	$14.467	$11.639	$8.081	$13.813	$13.659
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392
Accumulation Unit Value at end of period	$18.004	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	2	3	3	4	3	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392
Accumulation Unit Value at end of period	$18.004	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	2	3	3	4	3	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$7.910	$—	$—	$—
Accumulation Unit Value at end of period	$17.483	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.715	$23.421	$13.987	$12.478	$13.987	$11.309	$7.891	$13.556	$13.472	$12.327
Accumulation Unit Value at end of period	$17.380	$19.715	$23.421	$13.987	$12.478	$13.987	$11.309	$7.891	$13.556	$13.472
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	2	9	15	17	16	16	17
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—
Accumulation Unit Value at end of period	$22.561	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	2	—	—	—	—	—

(a) Inception date March 26, 2015.

SA-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Three and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2015, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Three (the “Account”):

AB VPS Balanced Wealth Strategy Portfolio (Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio)	MFS® Total Return Fund
AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio)	MFS® Value Fund
AB VPS Small/Mid Cap Value Portfolio (Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)	Invesco V.I. Equity and Income Fund
AB VPS Value Portfolio (Formerly AllianceBernstein VPS Value Portfolio)	UIF Core Plus Fixed Income Portfolio
AB VPS International Growth Portfolio (Formerly AllianceBernstein VPS International Growth Portfolio)	UIF Emerging Markets Debt Portfolio
Invesco V.I. Government Securities Fund	UIF Emerging Markets Equity Portfolio
Invesco V.I. High Yield Fund	UIF Growth Portfolio
Invesco V.I. International Growth Fund	UIF Mid Cap Growth Portfolio
Invesco V.I. Diversified Dividend Fund	Invesco V.I. American Value Fund
Invesco V.I. Money Market Fund	Morgan Stanley Mid Cap Growth Portfolio
American Funds Global Growth Fund	Morgan Stanley Money Market Portfolio
American Funds Growth Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
American Funds Growth-Income Fund	UIF Small Company Growth Portfolio
American Funds International Fund	UIF Global Franchise Portfolio
American Funds Global Small Capitalization Fund	Oppenheimer Discovery Mid Cap Growth Fund/VA
Sterling Capital Equity Income VIF	Oppenheimer Capital Appreciation Fund/VA
Sterling Capital Special Opportunities VIF	Oppenheimer Global Fund/VA
Sterling Capital Total Return Bond VIF	Oppenheimer Main Street Fund®/VA
Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund)	Oppenheimer Main Street Small Cap Fund/VA
Fidelity® VIP Equity-Income Portfolio	Putnam VT Diversified Income Fund
Fidelity® VIP Growth Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Contrafund® Portfolio	Putnam VT Growth and Income Fund
Fidelity® VIP Mid Cap Portfolio	Putnam VT International Value Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT International Equity Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT Investors Fund
Franklin Income VIP Fund	Putnam VT Multi-Cap Growth Fund
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT Small Cap Value Fund
Franklin Small Cap Value VIP Fund	Putnam VT George Putnam Balanced Fund
Franklin Strategic Income VIP Fund	Putnam VT Voyager Fund
Franklin Mutual Shares VIP Fund	Putnam VT Equity Income Fund
Templeton Developing Markets VIP Fund	Pioneer Fund VCT Portfolio
Templeton Growth VIP Fund	Invesco V.I. Growth and Income Fund
Templeton Global Bond VIP Fund	Invesco V.I. Comstock Fund
Hartford Balanced HLS Fund	Invesco V.I. American Franchise Fund
Hartford Total Return Bond HLS Fund	Invesco V.I. Mid Cap Growth Fund
Hartford Capital Appreciation HLS Fund	Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund)
Hartford Dividend and Growth HLS Fund	Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund)
Hartford Global Growth HLS Fund	Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund)
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund)
Hartford Growth Opportunities HLS Fund	Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund)
Hartford High Yield HLS Fund	UIF Global Infrastructure Portfolio
Hartford International Opportunities HLS Fund	HIMCO VIT Index Fund
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford MidCap Value HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
Hartford Ultrashort Bond HLS Fund	HIMCO VIT American Funds Growth Fund
Hartford Small Company HLS Fund	HIMCO VIT American Funds International Fund
Hartford SmallCap Growth HLS Fund	MFS® Core Equity Portfolio (Merged with MFS® Core Equity Fund)
Hartford Stock HLS Fund	MFS® Massachusetts Investors Growth Stock Portfolio (Merged with MFS® Investors Growth Stock Fund)
Hartford U.S. Government Securities HLS Fund	Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund)
Hartford Value HLS Fund	Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund)
Huntington VA Dividend Capture Fund	Hartford Index HLS Fund (merged with HIMCO VIT Index Fund)
Huntington VA International Equity Fund	American Funds Bond HLS Fund (merged with HIMCO VIT American Funds Bond Fund)
Huntington VA Situs Fund	American Funds Global Small Capitalization HLS Fund (merged with HIMCO VIT American Funds Global Small Capitalization Fund)
Lord Abbett Fundamental Equity Fund	American Funds Growth HLS Fund (merged with HIMCO VIT American Funds Growth Fund)
Lord Abbett Calibrated Dividend Growth Fund	American Funds International HLS Fund (merged with HIMCO VIT American Funds International Fund)
Lord Abbett Bond Debenture Fund	Huntington VA Income Equity Fund (merged with Huntington VA Dividend Capture Fund)
Lord Abbett Growth and Income Fund	Huntington VA Growth Fund
Lord Abbett Classic Stock Fund	Huntington VA Mid Corp America Fund (merged with Huntington VA Situs Fund)
Huntington VA Rotating Markets Fund
MFS® Growth Fund	Huntington VA Mortgage Securities Fund
MFS® Investors Trust Fund	Morgan Stanley Global Infrastructure Portfolio (merged with UIF Global Infrastructure Portfolio)

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2015, the results of their operations for each of the periods then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2016

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2015

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	16,461,020.00	35,983,430.00	8,913,566.00	19,694,311.00	2,126,282.00	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	325,431.00	—	5,654,921.00	13,931,943.00
class S2	—	—	—	—	—	208,597.00	—	5,049.00	901,447.00	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	16,461,020	35,983,430	8,913,566	19,694,311	2,126,282	208,597	325,431	5,049	6,556,368	13,931,943
Receivable for fund shares sold	1,593	10,968	8,396	8,155	324	268	16	—	31,166	43,859
Other assets	—	—	—	—	—	—	—	—	2	3
Total assets	16,462,613	35,994,398	8,921,962	19,702,466	2,126,606	208,865	325,447	5,049	6,587,536	13,975,805
Liabilities:
Due to Sponsor Company	1,593	10,968	8,396	8,155	324	268	16	—	31,166	43,859
Other liabilities	3	1	—	—	1	—	—	—	—	—
Total liabilities	1,596	10,969	8,396	8,155	325	268	16	—	31,166	43,859
Net assets:
For contract liabilities	$16,461,017	$35,983,429	$8,913,566	$19,694,311	$2,126,281	$208,597	$325,431	$5,049	$6,556,370	$13,931,946

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	16,461,017	35,983,429	8,913,566	19,694,311	2,126,281	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	325,431	—	5,654,921	13,931,946
class S2	—	—	—	—	—	208,597	—	5,049	901,449	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$16,461,017	$35,983,429	$8,913,566	$19,694,311	$2,126,281	$208,597	$325,431	$5,049	$6,556,370	$13,931,946

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	1,514,353	2,683,328	519,741	1,406,737	115,622	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	64,315	—	243,013	13,931,943
class S2	—	—	—	—	—	18,266	—	153	38,923	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,514,353	2,683,328	519,741	1,406,737	115,622	18,266	64,315	153	281,936	13,931,943

Cost	$18,273,725	$48,891,364	$9,858,154	$19,009,535	$2,211,503	$213,711	$344,758	$3,929	$4,528,806	$13,931,943

Deferred contracts in the accumulation period:
Units owned by participants #	1,125,604	3,727,180	470,465	1,529,431	265,469	18,651	29,016	447	391,137	1,444,113
Minimum unit fair value #*	$13.222230	$5.938048	$16.880623	$11.516740	$7.326898	$9.758957	$10.600835	$11.290875	$15.519429	$9.340974
Maximum unit fair value #*	$17.142361	$13.786071	$25.608382	$18.796820	$15.252690	$10.237997	$11.418085	$11.290875	$16.519903	$9.710915
Contract liability	$16,457,275	$35,927,955	$8,913,566	$19,658,904	$2,126,281	$186,238	$323,832	$5,049	$6,404,746	$13,929,178

Contracts in payout (annuitization) period:
Units owned by participants #	247	5,712	—	2,730	—	2,205	141	—	9,222	285
Minimum unit fair value #*	$15.140359	$9.501121	$—	$12.628174	$—	$10.140341	$11.363523	$—	$16.440928	$9.710915
Maximum unit fair value #*	$15.140359	$9.976032	$—	$13.259305	$—	$10.140341	$11.363523	$—	$16.440928	$9.710915
Contract liability	$3,742	$55,474	$—	$35,407	$—	$22,359	$1,599	$—	$151,624	$2,768

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$265,835	$—	$—	$—	$—
class 2	1,710,919	10,242,843	7,614,982	3,043,455	874,762	6,961	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	28,626,712	12,795,353	144,158,473	38,657,134
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,710,919	10,242,843	7,614,982	3,043,455	874,762	272,796	28,626,712	12,795,353	144,158,473	38,657,134
Receivable for fund shares sold	86	11,381	7,084	5,355	44	11	7,817	9,716	45,063	10,653
Other assets	—	—	—	1	—	2	—	—	—	—
Total assets	1,711,005	10,254,224	7,622,066	3,048,811	874,806	272,809	28,634,529	12,805,069	144,203,536	38,667,787
Liabilities:
Due to Sponsor Company	86	11,381	7,084	5,355	44	11	7,817	9,716	45,063	10,653
Other liabilities	1	2	—	—	—	—	—	3	—	2
Total liabilities	87	11,383	7,084	5,355	44	11	7,817	9,719	45,063	10,655
Net assets:
For contract liabilities	$1,710,918	$10,242,841	$7,614,982	$3,043,456	$874,762	$272,798	$28,626,712	$12,795,350	$144,158,473	$38,657,132

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$265,837	$—	$—	$—	$—
class 2	1,710,918	10,242,841	7,614,982	3,043,456	874,762	6,961	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	28,626,712	12,795,350	144,158,473	38,657,132
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,710,918	$10,242,841	$7,614,982	$3,043,456	$874,762	$272,798	$28,626,712	$12,795,350	$144,158,473	$38,657,132

Shares:
class 1	—	—	—	—	—	11,409	—	—	—	—
class 2	65,327	151,320	169,072	168,893	36,601	309	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	1,428,479	196,821	4,334,290	1,214,487
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	65,327	151,320	169,072	168,893	36,601	11,718	1,428,479	196,821	4,334,290	1,214,487

Cost	$1,420,335	$8,885,055	$6,509,967	$2,903,309	$656,845	$283,269	$33,607,180	$8,287,307	$136,780,705	$40,115,900

Deferred contracts in the accumulation period:
Units owned by participants #	88,988	605,527	388,486	267,230	40,859	157,461	1,954,468	655,472	7,462,165	1,963,262
Minimum unit fair value #*	$14.978773	$2.198808	$17.673324	$1.941823	$16.147906	$1.255456	$13.081163	$17.278208	$17.304206	$14.742141
Maximum unit fair value #*	$24.863455	$24.344983	$21.720012	$17.715641	$26.187286	$26.374297	$20.520914	$25.273377	$22.997609	$24.598767
Contract liability	$1,698,393	$10,157,198	$7,547,513	$2,981,414	$852,545	$272,798	$28,548,837	$12,608,580	$144,062,232	$38,604,245

Contracts in payout (annuitization) period:
Units owned by participants #	720	3,877	3,368	3,932	859	—	5,403	9,440	4,866	2,740
Minimum unit fair value #*	$17.396769	$21.250214	$19.174263	$12.132352	$25.417195	$—	$14.266346	$19.785138	$18.974257	$19.286048
Maximum unit fair value #*	$17.396769	$22.585602	$20.379011	$17.715641	$26.187286	$—	$15.060964	$19.785138	$19.922682	$19.390850
Contract liability	$12,525	$85,643	$67,469	$62,042	$22,217	$—	$77,875	$186,770	$96,241	$52,887

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(6) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$3,457,028	$—	$344,334	$—	$—
class 2	—	—	—	1,275,215	—	—	3,399,797	—	707,970	—
class 4	—	—	43,864	—	2,581	—	50,946	—	42,702	2,539
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	4,488,944	2,290,791	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,488,944	2,290,791	43,864	1,275,215	2,581	3,457,028	3,450,743	344,334	750,672	2,539
Receivable for fund shares sold	197	563	1	1,229	—	12,137	169	18	36	—
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	4,489,141	2,291,354	43,865	1,276,444	2,581	3,469,165	3,450,912	344,352	750,708	2,539
Liabilities:
Due to Sponsor Company	197	563	1	1,229	—	12,137	169	18	36	—
Other liabilities	—	—	—	3	1	1	2	—	—	1
Total liabilities	197	563	1	1,232	1	12,138	171	18	36	1
Net assets:
For contract liabilities	$4,488,944	$2,290,791	$43,864	$1,275,212	$2,580	$3,457,027	$3,450,741	$344,334	$750,672	$2,538

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$3,457,027	$—	$344,334	$—	$—
class 2	—	—	—	1,275,212	—	—	3,399,795	—	707,970	—
class 4	—	—	43,864	—	2,580	—	50,946	—	42,702	2,538
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	4,488,944	2,290,791	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,488,944	$2,290,791	$43,864	$1,275,212	$2,580	$3,457,027	$3,450,741	$344,334	$750,672	$2,538

Shares:
class 1	—	—	—	—	—	327,680	—	54,056	—	—
class 2	—	—	—	72,087	—	—	177,073	—	53,151	—
class 4	—	—	3,027	—	144	—	2,637	—	3,177	157
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	306,622	182,388	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	306,622	182,388	3,027	72,087	144	327,680	179,710	54,056	56,328	157

Cost	$3,453,893	$1,968,618	$43,860	$1,467,268	$2,204	$3,853,345	$2,867,945	$441,358	$652,399	$2,651

Deferred contracts in the accumulation period:
Units owned by participants #	270,335	153,062	3,335	99,962	166	185,275	206,762	22,083	52,479	184
Minimum unit fair value #*	$14.836220	$13.573112	$13.153007	$1.885939	$15.217357	$1.990835	$1.792881	$12.492394	$11.119593	$13.795116
Maximum unit fair value #*	$28.372381	$26.632490	$13.153007	$23.328514	$15.579506	$21.543942	$20.799227	$16.821589	$16.753313	$13.795116
Contract liability	$4,482,652	$2,290,791	$43,864	$1,266,470	$2,580	$3,415,824	$3,443,664	$337,878	$750,672	$2,538

Contracts in payout (annuitization) period:
Units owned by participants #	368	—	—	409	—	1,929	362	405	—	—
Minimum unit fair value #*	$17.081897	$—	$—	$21.361069	$—	$20.424125	$19.569673	$15.936425	$—	$—
Maximum unit fair value #*	$17.081897	$—	$—	$21.361069	$—	$21.543942	$19.569673	$15.936425	$—	$—
Contract liability	$6,292	$—	$—	$8,742	$—	$41,203	$7,077	$6,456	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	19,942,991	199,954,324	27,608,710	132,358,195	4,763,161	72,133,117	36,377,638	16,453,010	42,724,274	2,278,125
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	19,942,991	199,954,324	27,608,710	132,358,195	4,763,161	72,133,117	36,377,638	16,453,010	42,724,274	2,278,125
Receivable for fund shares sold	7,737	85,563	53,111	104,959	214	5,876	108,864	15,607	53,789	94
Other assets	—	20	2	3	—	—	—	—	—	1
Total assets	19,950,728	200,039,907	27,661,823	132,463,157	4,763,375	72,138,993	36,486,502	16,468,617	42,778,063	2,278,220
Liabilities:
Due to Sponsor Company	7,737	85,563	53,111	104,959	214	5,876	108,864	15,607	53,789	94
Other liabilities	4	—	—	—	—	4	3	—	5	—
Total liabilities	7,741	85,563	53,111	104,959	214	5,880	108,867	15,607	53,794	94
Net assets:
For contract liabilities	$19,942,987	$199,954,344	$27,608,712	$132,358,198	$4,763,161	$72,133,113	$36,377,635	$16,453,010	$42,724,269	$2,278,126

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	19,942,987	199,954,344	27,608,712	132,358,198	4,763,161	72,133,113	36,377,635	16,453,010	42,724,269	2,278,126
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$19,942,987	$199,954,344	$27,608,712	$132,358,198	$4,763,161	$72,133,113	$36,377,635	$16,453,010	$42,724,269	$2,278,126

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	749,173	18,294,083	621,258	5,991,770	195,292	4,629,854	1,043,535	2,179,207	3,010,872	305,789
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	749,173	18,294,083	621,258	5,991,770	195,292	4,629,854	1,043,535	2,179,207	3,010,872	305,789

Cost	$17,211,857	$209,304,620	$26,681,052	$140,014,326	$4,218,481	$66,259,187	$36,780,635	$18,882,648	$41,800,715	$2,642,515

Deferred contracts in the accumulation period:
Units owned by participants #	9,211,350	87,836,616	1,534,904	46,644,853	1,633,722	30,178,573	10,838,269	7,276,858	22,487,237	162,835
Minimum unit fair value #*	$1.517889	$1.650275	$14.642071	$2.120923	$1.726012	$1.817794	$2.654428	$1.824062	$1.532773	$12.899322
Maximum unit fair value #*	$19.734678	$16.185084	$24.014472	$21.214858	$24.588210	$25.690855	$29.084931	$19.458290	$17.247970	$25.973788
Contract liability	$19,912,310	$199,576,372	$27,562,768	$132,181,891	$4,763,161	$71,969,953	$36,359,960	$16,313,804	$42,688,314	$2,278,126

Contracts in payout (annuitization) period:
Units owned by participants #	17,607	167,149	2,511	58,319	—	74,470	5,659	67,196	17,497	—
Minimum unit fair value #*	$1.742370	$1.770816	$18.300331	$2.333313	$—	$2.064662	$3.123290	$2.071630	$1.716262	$—
Maximum unit fair value #*	$1.742370	$3.925389	$18.300331	$5.787555	$—	$2.356030	$3.123290	$2.071630	$3.013975	$—
Contract liability	$30,677	$377,972	$45,944	$176,307	$—	$163,160	$17,675	$139,206	$35,955	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	2,705,394	20,181,554	14,004,224	11,289,437	8,468,280	53,654,642	29,017,573	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	8,669,709
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	1,976,206	2,086,553	—
Total investments	2,705,394	20,181,554	14,004,224	11,289,437	8,468,280	53,654,642	29,017,573	1,976,206	2,086,553	8,669,709
Receivable for fund shares sold	111	31,018	13,040	15,619	600	20,469	22,174	80	83	9,350
Other assets	—	—	—	—	2	8	—	—	1	—
Total assets	2,705,505	20,212,572	14,017,264	11,305,056	8,468,882	53,675,119	29,039,747	1,976,286	2,086,637	8,679,059
Liabilities:
Due to Sponsor Company	111	31,018	13,040	15,619	600	20,469	22,174	80	83	9,350
Other liabilities	—	5	1	—	—	—	6	1	—	—
Total liabilities	111	31,023	13,041	15,619	600	20,469	22,180	81	83	9,350
Net assets:
For contract liabilities	$2,705,394	$20,181,549	$14,004,223	$11,289,437	$8,468,282	$53,654,650	$29,017,567	$1,976,205	$2,086,554	$8,669,709

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	2,705,394	20,181,549	14,004,223	11,289,437	8,468,282	53,654,650	29,017,567	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	8,669,709
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	1,976,205	2,086,554	—
Total contract liabilities	$2,705,394	$20,181,549	$14,004,223	$11,289,437	$8,468,282	$53,654,650	$29,017,567	$1,976,205	$2,086,554	$8,669,709

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	219,416	2,020,176	799,328	452,845	132,214	5,189,037	1,862,489	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	532,537
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	162,517	120,332	—
Total shares	219,416	2,020,176	799,328	452,845	132,214	5,189,037	1,862,489	162,517	120,332	532,537

Cost	$2,921,605	$20,211,019	$16,363,199	$11,705,548	$6,884,706	$56,166,602	$23,219,833	$2,016,229	$2,282,030	$9,833,529

Deferred contracts in the accumulation period:
Units owned by participants #	143,948	16,943,011	5,030,338	4,069,428	3,993,312	43,487,697	14,163,312	826,799	1,062,913	484,835
Minimum unit fair value #*	$17.848194	$0.874729	$1.921109	$2.264419	$1.470571	$1.074447	$1.751509	$1.929242	$1.801396	$15.982675
Maximum unit fair value #*	$19.123444	$8.583902	$22.814852	$30.640822	$24.627499	$10.299302	$20.588971	$20.809772	$22.596947	$20.833667
Contract liability	$2,705,394	$20,077,913	$14,004,223	$11,279,286	$8,457,226	$53,520,749	$28,945,528	$1,976,205	$2,086,554	$8,669,709

Contracts in payout (annuitization) period:
Units owned by participants #	—	89,539	—	3,940	6,810	110,412	36,881	—	—	—
Minimum unit fair value #*	$—	$1.107875	$—	$2.505492	$1.623498	$1.180711	$1.923841	$—	$—	$—
Maximum unit fair value #*	$—	$1.813606	$—	$2.664567	$1.623498	$1.264231	$2.070232	$—	$—	$—
Contract liability	$—	$103,636	$—	$10,151	$11,056	$133,901	$72,039	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	2,774,806
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	286,401
class INIT	—	—	—	—	443,256	531,568	3,646,920	—	—	—
class S1	—	—	—	—	—	—	—	—	1,145,286	—
class S2	—	—	—	—	—	—	—	—	767,935	—
class SRV	—	—	—	—	—	—	—	8,938	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	3,742,008	22,070,777	48,863,090	2,953,181	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	3,742,008	22,070,777	48,863,090	2,953,181	443,256	531,568	3,646,920	8,938	1,913,221	3,061,207
Receivable for fund shares sold	324	20,968	30,746	170	21	29	180	—	125	2,618
Other assets	1	—	1	—	1	—	—	—	—	2
Total assets	3,742,333	22,091,745	48,893,837	2,953,351	443,278	531,597	3,647,100	8,938	1,913,346	3,063,827
Liabilities:
Due to Sponsor Company	324	20,968	30,746	170	21	29	180	—	125	2,618
Other liabilities	—	—	—	1	—	2	—	—	—	—
Total liabilities	324	20,968	30,746	171	21	31	180	—	125	2,618
Net assets:
For contract liabilities	$3,742,009	$22,070,777	$48,863,091	$2,953,180	$443,257	$531,566	$3,646,920	8,938	$1,913,221	$3,061,209

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	2,774,809
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	286,400
class INIT	—	—	—	—	443,257	531,566	3,646,920	—	—	—
class S1	—	—	—	—	—	—	—	—	1,145,286	—
class S2	—	—	—	—	—	—	—	—	767,935	—
class SRV	—	—	—	—	—	—	—	8,938	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	3,742,009	22,070,777	48,863,091	2,953,180	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,742,009	$22,070,777	$48,863,091	$2,953,180	$443,257	$531,566	$3,646,920	$8,938	$1,913,221	$3,061,209

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	270,712
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	28,024
class INIT	—	—	—	—	11,035	19,999	161,368	—	—	—
class S1	—	—	—	—	—	—	—	—	70,566	—
class S2	—	—	—	—	—	—	—	—	47,521	—
class SRV	—	—	—	—	—	—	—	493	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	275,148	1,981,219	1,517,016	253,275	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	275,148	1,981,219	1,517,016	253,275	11,035	19,999	161,368	493	118,087	298,736

Cost	$4,119,457	$23,714,005	$44,613,216	$3,187,966	$367,778	$433,044	$3,213,180	6,104	$1,792,087	$3,154,248

Deferred contracts in the accumulation period:
Units owned by participants #	220,201	1,364,363	3,410,695	177,385	37,569	44,354	202,529	565	121,180	212,023
Minimum unit fair value #*	$15.509343	$14.654126	$12.835582	$15.037648	$9.982999	$1.938503	$1.764331	$15.810367	$13.592158	$1.455853
Maximum unit fair value #*	$19.898905	$17.738758	$19.462965	$18.457703	$25.169841	$20.642615	$19.546093	$15.810367	$21.037623	$17.007588
Contract liability	$3,742,009	$22,070,777	$48,822,033	$2,948,933	$443,257	$524,576	$3,587,846	$8,938	$1,901,912	$2,951,408

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	2,801	246	—	454	3,050	—	832	6,456
Minimum unit fair value #*	$—	$—	$13.998191	$17.273939	$—	$15.380641	$18.390712	$—	$13.592158	$17.007588
Maximum unit fair value #*	$—	$—	$14.697764	$17.273939	$—	$15.380641	$19.546093	$—	$13.592158	$17.007588
Contract liability	$—	$—	$41,058	$4,247	$—	$6,990	$59,074	$—	$11,309	$109,801

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	382,213	311,393	7,350,308	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	6,455,563	1,832,066	4,577,777	—	—	—	—	195,876	439,881
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	1,339,358	—	—	3,206,491	—	—
class S2	—	—	—	—	4,317,326	—	—	3,245,431	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	1,281,147	1,237,352	—	—	—
class Y	—	—	—	—	—	193,792	1,084,569	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	382,213	6,766,956	9,182,374	4,577,777	5,656,684	1,474,939	2,321,921	6,451,922	195,876	439,881
Receivable for fund shares sold	18	1,423	10,252	215	15,283	67	6,195	58,422	12	23
Other assets	—	1	1	—	—	—	3	—	1	1
Total assets	382,231	6,768,380	9,192,627	4,577,992	5,671,967	1,475,006	2,328,119	6,510,344	195,889	439,905
Liabilities:
Due to Sponsor Company	18	1,423	10,252	215	15,283	67	6,195	58,422	12	23
Other liabilities	—	—	—	—	—	1	—	—	—	—
Total liabilities	18	1,423	10,252	215	15,283	68	6,195	58,422	12	23
Net assets:
For contract liabilities	$382,213	$6,766,957	$9,182,375	$4,577,777	$5,656,684	$1,474,938	$2,321,924	$6,451,922	$195,877	$439,882

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	382,213	311,394	7,350,308	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	6,455,563	1,832,067	4,577,777	—	—	—	—	195,877	439,882
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	1,339,359	—	—	3,206,491	—	—
class S2	—	—	—	—	4,317,325	—	—	3,245,431	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	1,281,147	1,237,353	—	—	—
class Y	—	—	—	—	—	193,791	1,084,571	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$382,213	$6,766,957	$9,182,375	$4,577,777	$5,656,684	$1,474,938	$2,321,924	$6,451,922	$195,877	$439,882

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	51,304	25,133	245,583	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	522,717	63,175	464,749	—	—	—	—	17,710	31,375
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	85,364	—	—	202,814	—	—
class S2	—	—	—	—	277,641	—	—	210,196	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	41,596	1,237,352	—	—	—
class Y	—	—	—	—	—	6,547	1,084,569	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	51,304	547,850	308,758	464,749	363,005	48,143	2,321,921	413,010	17,710	31,375

Cost	$410,480	$9,079,464	$8,244,802	$5,674,377	$6,171,776	$1,080,632	$2,321,921	$6,950,320	$277,512	$460,451

Deferred contracts in the accumulation period:
Units owned by participants #	23,220	464,303	587,041	230,289	276,944	41,474	215,325	187,822	10,222	15,621
Minimum unit fair value #*	$2.291468	$8.246689	$14.689218	$18.002503	$17.314442	$2.541568	$0.990356	$2.509567	$16.778306	$21.578044
Maximum unit fair value #*	$28.484723	$20.604100	$15.271311	$24.324226	$28.757700	$52.777192	$12.675135	$60.738154	$22.561000	$30.257827
Contract liability	$382,213	$6,754,619	$8,915,170	$4,577,777	$5,637,035	$1,456,893	$2,204,109	$6,205,608	$195,877	$439,882

Contracts in payout (annuitization) period:
Units owned by participants #	—	863	17,541	—	729	342	9,662	4,055	—	—
Minimum unit fair value #*	$—	$14.305183	$15.232999	$—	$26.938083	$52.777192	$9.849142	$60.738154	$—	$—
Maximum unit fair value #*	$—	$14.305183	$15.232999	$—	$26.938083	$52.777192	$12.675135	$60.738154	$—	$—
Contract liability	$—	$12,338	$267,205	$—	$19,649	$18,045	$117,815	$246,314	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	16,911,341	3,731,534	2,199,703	2,616,003	19,746,696
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	2,534,650	20,515,690	70,629,298	4,757,944	26,268,302	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	2,534,650	20,515,690	70,629,298	4,757,944	26,268,302	16,911,341	3,731,534	2,199,703	2,616,003	19,746,696
Receivable for fund shares sold	112	15,155	5,547	1,073	7,490	29,700	153	189	720	5,143
Other assets	—	1	—	3	—	—	—	—	—	1
Total assets	2,534,762	20,530,846	70,634,845	4,759,020	26,275,792	16,941,041	3,731,687	2,199,892	2,616,723	19,751,840
Liabilities:
Due to Sponsor Company	112	15,155	5,547	1,073	7,490	29,700	153	189	720	5,143
Other liabilities	—	—	—	—	—	—	1	1	—	—
Total liabilities	112	15,155	5,547	1,073	7,490	29,700	154	190	720	5,143
Net assets:
For contract liabilities	$2,534,650	$20,515,691	$70,629,298	$4,757,947	$26,268,302	$16,911,341	$3,731,533	$2,199,702	$2,616,003	$19,746,697

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	16,911,341	3,731,533	2,199,702	2,616,003	19,746,697
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	2,534,650	20,515,691	70,629,298	4,757,947	26,268,302	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,534,650	$20,515,691	$70,629,298	$4,757,947	$26,268,302	$16,911,341	$3,731,533	$2,199,702	$2,616,003	$19,746,697

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	2,718,865	216,824	92,697	273,641	1,510,841
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	34,308	374,374	1,878,939	164,180	1,247,900	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	34,308	374,374	1,878,939	164,180	1,247,900	2,718,865	216,824	92,697	273,641	1,510,841

Cost	$2,063,567	$16,972,983	$66,109,256	$4,043,615	$25,094,009	$20,438,963	$3,491,326	$2,249,361	$2,737,715	$23,509,982

Deferred contracts in the accumulation period:
Units owned by participants #	158,872	1,226,755	3,987,212	282,491	1,388,793	803,415	111,698	69,352	357,097	1,285,790
Minimum unit fair value #*	$14.318928	$14.815402	$12.114512	$14.192164	$16.929819	$13.018903	$14.282133	$13.212914	$6.662174	$7.856100
Maximum unit fair value #*	$26.619982	$23.917166	$21.884099	$23.000590	$26.413332	$24.548990	$54.009949	$75.350417	$14.015684	$23.370571
Contract liability	$2,534,650	$20,337,033	$70,583,236	$4,757,947	$26,167,446	$16,898,069	$3,731,533	$2,187,403	$2,616,003	$19,715,299

Contracts in payout (annuitization) period:
Units owned by participants #	—	10,500	2,532	—	5,389	568	—	171	—	1,455
Minimum unit fair value #*	$—	$16.244986	$17.366508	$—	$18.462993	$23.386676	$—	$71.781543	$—	$20.958612
Maximum unit fair value #*	$—	$17.056859	$18.234426	$—	$19.490917	$23.386676	$—	$71.781543	$—	$22.263503
Contract liability	$—	$178,658	$46,062	$—	$100,856	$13,272	$—	$12,299	$—	$31,398

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	12,855,264	3,599,735	15,384,984	1,913,946	2,438,580	4,440,399	—	—	—	—
class II	—	—	—	—	—	—	130,840	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	875,973	—	—
class S2	—	—	—	—	—	—	—	14,622,522	22,749,816	132,107
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	12,855,264	3,599,735	15,384,984	1,913,946	2,438,580	4,440,399	130,840	15,498,495	22,749,816	132,107
Receivable for fund shares sold	13,988	1,000	718	6,088	6,779	185	7	813	1,842	7
Other assets	1	—	—	1	—	2	—	2	—	3
Total assets	12,869,253	3,600,735	15,385,702	1,920,035	2,445,359	4,440,586	130,847	15,499,310	22,751,658	132,117
Liabilities:
Due to Sponsor Company	13,988	1,000	718	6,088	6,779	185	7	813	1,842	7
Other liabilities	—	1	—	—	3	—	1	—	—	—
Total liabilities	13,988	1,001	718	6,088	6,782	185	8	813	1,842	7
Net assets:
For contract liabilities	$12,855,265	$3,599,734	$15,384,984	$1,913,947	$2,438,577	$4,440,401	$130,839	$15,498,497	$22,749,816	$132,110

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	12,855,265	3,599,734	15,384,984	1,913,947	2,438,577	4,440,401	—	—	—	—
class II	—	—	—	—	—	—	130,839	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	875,973	—	—
class S2	—	—	—	—	—	—	—	14,622,524	22,749,816	132,110
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$12,855,265	$3,599,734	$15,384,984	$1,913,947	$2,438,577	$4,440,401	$130,839	$15,498,497	$22,749,816	$132,110

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	768,396	106,438	1,099,713	195,301	55,777	206,051	—	—	—	—
class II	—	—	—	—	—	—	6,611	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	44,693	—	—
class S2	—	—	—	—	—	—	—	747,190	1,299,247	2,365
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	768,396	106,438	1,099,713	195,301	55,777	206,051	6,611	791,883	1,299,247	2,365

Cost	$9,177,627	$2,789,928	$21,456,616	$1,985,576	$2,211,886	$3,096,007	$140,034	$16,495,250	$18,175,316	$103,976

Deferred contracts in the accumulation period:
Units owned by participants #	978,751	181,339	517,646	129,339	78,400	187,240	88,566	709,765	1,033,036	5,998
Minimum unit fair value #*	$9.134165	$18.484578	$22.802738	$12.528314	$8.070323	$21.864636	$1.470604	$2.016563	$19.453697	$20.597416
Maximum unit fair value #*	$22.898441	$20.460308	$34.338316	$17.867045	$95.125345	$25.020101	$1.547946	$24.276966	$23.859636	$23.061948
Contract liability	$12,855,265	$3,599,734	$15,375,641	$1,913,947	$2,282,001	$4,437,046	$130,839	$15,490,571	$22,713,004	$132,110

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	295	—	1,741	138	—	343	1,636	—
Minimum unit fair value #*	$—	$—	$30.794784	$—	$85.309086	$24.320001	$—	$22.574561	$22.059115	$—
Maximum unit fair value #*	$—	$—	$32.711913	$—	$90.619928	$24.320001	$—	$23.713349	$23.140272	$—
Contract liability	$—	$—	$9,343	$—	$156,576	$3,355	$—	$7,926	$36,812	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Small Capitalization Fund
	Sub-Account	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$901,450	$1,514,925	$3,458,912	$181,009	$—	$—	$—	$—
class 2	—	5,311	—	8,037	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	1,049,035	—	—	—
class IA	—	—	—	—	—	—	—	6,558,470	—	—
class IB	—	—	—	—	—	—	—	—	14,801	81
class II	—	—	—	—	—	—	485,813	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	130,841	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	130,841	5,311	901,450	1,522,962	3,458,912	181,009	1,534,848	6,558,470	14,801	81
Receivable for fund shares sold	8	—	71	69	185	7	64	265	—	—
Other assets	—	—	—	—	—	1	—	—	—	—
Total assets	130,849	5,311	901,521	1,523,031	3,459,097	181,017	1,534,912	6,558,735	14,801	81
Liabilities:
Due to Sponsor Company	8	—	71	69	185	7	64	265	—	—
Other liabilities	—	—	1	—	—	—	—	—	—	1
Total liabilities	8	—	72	69	185	7	64	265	—	1
Net assets:
For contract liabilities	$130,841	$5,311	$901,449	$1,522,962	$3,458,912	$181,010	$1,534,848	$6,558,470	$14,801	$80

Contract Liabilities:
class 1	$—	$—	$901,449	$1,514,925	$3,458,912	$181,010	$—	$—	$—	$—
class 2	—	5,311	—	8,037	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	1,049,035	—	—	—
class IA	—	—	—	—	—	—	—	6,558,470	—	—
class IB	—	—	—	—	—	—	—	—	14,801	80
class II	—	—	—	—	—	—	485,813	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	130,841	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$130,841	$5,311	$901,449	$1,522,962	$3,458,912	$181,010	$1,534,848	$6,558,470	$14,801	$80

Shares:
class 1	—	—	187,023	174,129	347,979	7,240	—	—	—	—
class 2	—	304	—	939	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	148,168	—	—	—
class IA	—	—	—	—	—	—	—	160,275	—	—
class IB	—	—	—	—	—	—	—	—	1,575	11
class II	—	—	—	—	—	—	68,910	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	24,548	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	24,548	304	187,023	175,068	347,979	7,240	217,078	160,275	1,575	11

Cost	$116,169	$3,748	$941,284	$1,379,447	$2,856,188	$161,921	$1,840,685	$6,132,024	$15,105	$77

Deferred contracts in the accumulation period:
Units owned by participants #	7,029	3,065	717,108	87,857	267,264	11,185	156,107	3,089,882	1,312	7
Minimum unit fair value #*	$18.145196	$1.732675	$1.009162	$2.271969	$12.356022	$15.516077	$9.561557	$1.556988	$11.280000	$11.184490
Maximum unit fair value #*	$19.933321	$1.732675	$14.272302	$26.079003	$13.227651	$16.345729	$9.779894	$22.466442	$11.280000	$11.184490
Contract liability	$130,841	$5,311	$901,449	$1,519,416	$3,448,822	$181,010	$1,521,097	$6,557,235	$14,801	$80

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	202	782	—	1,406	724	—	—
Minimum unit fair value #*	$—	$—	$—	$17.575950	$12.907021	$—	$9.779894	$1.707028	$—	$—
Maximum unit fair value #*	$—	$—	$—	$17.575950	$12.907021	$—	$9.779894	$1.707028	$—	$—
Contract liability	$—	$—	$—	$3,546	$10,090	$—	$13,751	$1,235	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(7) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(8) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(9) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(10) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(11) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2015

	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account (12)(13)	Sub-Account (14)(15)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—
class 2	—	—	—	—
class 4	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	9,114	6,127	—	—
class II	—	—	—	—
class INIT	—	—	433,083	313,849
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class X	—	—	—	—
class Y	—	—	—	—
class - N/A	—	—	—	—
Total investments	9,114	6,127	433,083	313,849
Receivable for fund shares sold	—	—	19	13
Other assets	—	—	—	—
Total assets	9,114	6,127	433,102	313,862
Liabilities:
Due to Sponsor Company	—	—	19	13
Other liabilities	—	—	—	1
Total liabilities	—	—	19	14
Net assets:
For contract liabilities	$9,114	$6,127	$433,083	$313,848

Contract Liabilities:
class 1	$—	$—	$—	$—
class 2	—	—	—	—
class 4	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	9,114	6,127	—	—
class II	—	—	—	—
class INIT	—	—	433,083	313,848
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class X	—	—	—	—
class Y	—	—	—	—
class - N/A	—	—	—	—
Total contract liabilities	$9,114	$6,127	$433,083	$313,848

Shares:
class 1	—	—	—	—
class 2	—	—	—	—
class 4	—	—	—	—
class B	—	—	—	—
class I	—	—	—	—
class IA	—	—	—	—
class IB	927	836	—	—
class II	—	—	—	—
class INIT	—	—	20,352	19,160
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class X	—	—	—	—
class Y	—	—	—	—
class - N/A	—	—	—	—
Total shares	927	836	20,352	19,160

Cost	$8,184	$6,384	$480,386	$336,414

Deferred contracts in the accumulation period:
Units owned by participants #	606	630	42,582	30,941
Minimum unit fair value #*	$15.039710	$9.727120	$10.112299	$10.099240
Maximum unit fair value #*	$15.039710	$9.727120	$10.200852	$10.155009
Contract liability	$9,114	$6,127	$433,083	$313,848

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(12) Funded as of March 27, 2015.
(13) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(14) Funded as of March 27, 2015.
(15) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2015

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$366,517	$854,434	$54,994	$424,157	$1,534	$4,288	$19,387	$66	$119,072	1,451

Expenses:
Administrative charges	(37,086)	(82,192)	(20,701)	(45,179)	—	—	—	—	—	—
Mortality and expense risk charges	(254,122)	(578,267)	(152,892)	(317,425)	(38,169)	(4,673)	(6,710)	(52)	(104,370)	(191,516)
Total expenses	(291,208)	(660,459)	(173,593)	(362,604)	(38,169)	(4,673)	(6,710)	(52)	(104,370)	(191,516)
Net investment income (loss)	75,309	193,975	(118,599)	61,553	(36,635)	(385)	12,677	14	14,702	(190,065)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(147,844)	(3,874,295)	228,546	747,522	4,423	(225)	2,277	156	411,479	—
Net realized gain distributions	1,673,773	—	1,691,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(1,591,485)	4,673,665	(2,508,851)	(2,753,674)	(41,167)	(3,928)	(31,062)	(327)	(379,478)	—
Net gain (loss) on investments	(65,556)	799,370	(588,327)	(2,006,152)	(36,744)	(4,153)	(28,785)	(171)	32,001	—
Net increase (decrease) in net assets resulting from operations	$9,753	$993,345	$(706,926)	$(1,944,599)	$(73,379)	$(4,538)	$(16,108)	$(157)	$46,703	(190,065)

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account

Investment income:
Dividends	$17,771	$63,243	$104,421	$50,565	$—	$2,700	$111,622	$75,882	$—	$907,498

Expenses:
Administrative charges	(2,473)	(13,912)	(10,287)	(4,801)	(1,281)	(1,226)	(4,501)	(1,864)	(494)	(64,182)
Mortality and expense risk charges	(30,582)	(196,590)	(148,609)	(58,609)	(16,902)	(7,554)	(27,106)	(11,087)	(3,740)	(456,038)
Total expenses	(33,055)	(210,502)	(158,896)	(63,410)	(18,183)	(8,780)	(31,607)	(12,951)	(4,234)	(520,220)
Net investment income (loss)	(15,284)	(147,259)	(54,475)	(12,845)	(18,183)	(6,080)	80,015	62,931	(4,234)	387,278

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	70,877	550,022	522,400	82,704	75,252	(568,037)	434,676	(141,093)	8,795	(806,932)
Net realized gain distributions	173,682	2,347,375	1,236,418	204,772	79,031	—	1,096,284	—	40,363	3,351,529
Change in unrealized appreciation (depreciation) during the period	(141,620)	(2,214,370)	(1,738,209)	(468,199)	(149,059)	617,976	(1,339,476)	97,633	(43,360)	(4,755,843)
Net gain (loss) on investments	102,939	683,027	20,609	(180,723)	5,224	49,939	191,484	(43,460)	5,798	(2,211,246)
Net increase (decrease) in net assets resulting from operations	$87,655	$535,768	$(33,866)	$(193,568)	$(12,959)	$43,859	$271,499	$19,471	$1,564	$(1,823,968)

(6) Liquidated as of April 24, 2015.
(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$4,171	$1,208,685	$104,007	$42,572	$14,611	$2,378	$—	$14	$246,398	$114,955

Expenses:
Administrative charges	(26,851)	(322,687)	(86,586)	(11,173)	—	—	(1,907)	—	(5,203)	(5,022)
Mortality and expense risk charges	(180,639)	(2,111,635)	(610,854)	(78,302)	(40,492)	(509)	(25,072)	(26)	(57,669)	(62,919)
Total expenses	(207,490)	(2,434,322)	(697,440)	(89,475)	(40,492)	(509)	(26,979)	(26)	(62,872)	(67,941)
Net investment income (loss)	(203,319)	(1,225,637)	(593,433)	(46,903)	(25,881)	1,869	(26,979)	(12)	183,526	47,014

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,633,890	3,820,767	230,064	538,358	217,186	371	8,512	71	(27,308)	170,070
Net realized gain distributions	455,082	15,844,011	5,729,504	4,626	173,936	—	352,678	380	63,215	253,791
Change in unrealized appreciation (depreciation) during the period	(1,152,117)	(19,565,742)	(6,454,844)	(705,768)	(364,089)	(6,364)	(391,566)	(669)	(415,292)	(713,362)
Net gain (loss) on investments	936,855	99,036	(495,276)	(162,784)	27,033	(5,993)	(30,376)	(218)	(379,385)	(289,501)
Net increase (decrease) in net assets resulting from operations	$733,536	$(1,126,601)	$(1,088,709)	$(209,687)	$1,152	$(4,124)	$(57,355)	$(230)	$(195,859)	$(242,487)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$10,186	$21,669	$200	$389,600	$6,826,063	$261,459	$2,539,617	$23,993	$582,540	$48,045

Expenses:
Administrative charges	(560)	(989)	—	(42,401)	(449,200)	—	(295,307)	(7,820)	(156,672)	(72,825)
Mortality and expense risk charges	(7,656)	(13,659)	(35)	(287,668)	(2,817,771)	(467,937)	(1,931,948)	(68,332)	(1,100,415)	(502,570)
Total expenses	(8,216)	(14,648)	(35)	(330,069)	(3,266,971)	(467,937)	(2,227,255)	(76,152)	(1,257,087)	(575,395)
Net investment income (loss)	1,970	7,021	165	59,531	3,559,092	(206,478)	312,362	(52,159)	(674,547)	(527,350)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(10,226)	101,330	2	796,612	(244,639)	1,991,323	2,616,060	208,412	7,440,412	1,158,031
Net realized gain distributions	56,095	—	13	—	5,334,271	5,766,225	20,428,150	206,940	24,214,289	7,559,503
Change in unrealized appreciation (depreciation) during the period	(142,496)	(173,890)	(332)	(1,118,622)	(12,847,931)	(7,507,762)	(27,139,805)	(82,488)	(26,801,627)	(4,437,242)
Net gain (loss) on investments	(96,627)	(72,560)	(317)	(322,010)	(7,758,299)	249,786	(4,095,595)	332,864	4,853,074	4,280,292
Net increase (decrease) in net assets resulting from operations	$(94,657)	$(65,539)	$(152)	$(262,479)	$(4,199,207)	$43,308	$(3,783,233)	$280,705	$4,178,527	$3,752,942

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,248,866	$689,933	$32,545	$16,463	$70,038	$—	$9,771	$154,110	$1,101,099	$482,177

Expenses:
Administrative charges	(38,814)	(96,859)	—	—	(45,501)	—	(25,293)	(16,582)	(121,279)	(64,330)
Mortality and expense risk charges	(266,299)	(625,689)	(41,507)	(43,144)	(304,611)	(239,827)	(171,013)	(126,365)	(839,330)	(431,992)
Total expenses	(305,113)	(722,548)	(41,507)	(43,144)	(350,112)	(239,827)	(196,306)	(142,947)	(960,609)	(496,322)
Net investment income (loss)	943,753	(32,615)	(8,962)	(26,681)	(280,074)	(239,827)	(186,535)	11,163	140,490	(14,145)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(281,057)	934,289	14,236	64,092	12,622	405,484	597,994	361,464	(770,866)	2,354,109
Net realized gain distributions	—	—	424,077	397,292	2,151	2,866,633	1,297,754	—	—	1,023,938
Change in unrealized appreciation (depreciation) during the period	(1,652,364)	(154,182)	(570,108)	(497,220)	(46,241)	(4,361,660)	(1,832,592)	(281,678)	732,807	(4,771,092)
Net gain (loss) on investments	(1,933,421)	780,107	(131,795)	(35,836)	(31,468)	(1,089,543)	63,156	79,786	(38,059)	(1,393,045)
Net increase (decrease) in net assets resulting from operations	$(989,668)	$747,492	$(140,757)	$(62,517)	$(311,542)	$(1,329,370)	$(123,379)	$90,949	$102,431	$(1,407,190)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Core Equity Fund	MFS® Growth Fund
	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account

Investment income:
Dividends	$92,400	$18,861	$13,630	$106,210	$69,707	$936,262	$625,132	$23,779	$4,342	$740

Expenses:
Administrative charges	(4,651)	—	(5,230)	(19,960)	(8,063)	(50,243)	(112,166)	(6,577)	(164)	(660)
Mortality and expense risk charges	(30,109)	(2,245)	(32,862)	(122,389)	(56,720)	(345,365)	(711,361)	(46,248)	(1,608)	(7,004)
Total expenses	(34,760)	(2,245)	(38,092)	(142,349)	(64,783)	(395,608)	(823,527)	(52,825)	(1,772)	(7,664)
Net investment income (loss)	57,640	16,616	(24,462)	(36,139)	4,924	540,654	(198,395)	(29,046)	2,570	(6,924)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	34,190	(167,649)	158,284	(96,129)	(6,377)	26,496	2,721,422	91,104	96,596	27,720
Net realized gain distributions	—	212,706	342,376	768,221	344,706	164,048	2,676,059	504,001	23,100	25,747
Change in unrealized appreciation (depreciation) during the period	(194,335)	(37,054)	(698,381)	(1,109,367)	(495,867)	(1,347,046)	(7,551,156)	(652,451)	(114,620)	(21,009)
Net gain (loss) on investments	(160,145)	8,003	(197,721)	(437,275)	(157,538)	(1,156,502)	(2,153,675)	(57,346)	5,076	32,458
Net increase (decrease) in net assets resulting from operations	$(102,505)	$24,619	$(222,183)	$(473,414)	$(152,614)	$(615,848)	$(2,352,070)	$(86,392)	$7,646	$25,534

(10) Liquidated as of March 6, 2015.
(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,412	$5,125	$104,967	$189	$54,636	$111,951	$22,120	$67,075	$—	$—

Expenses:
Administrative charges	(149)	(722)	(5,228)	—	(1,211)	(4,483)	(620)	(16,666)	—	(10,708)
Mortality and expense risk charges	(1,382)	(10,628)	(67,864)	(91)	(34,310)	(52,976)	(6,430)	(126,822)	(137,949)	(73,370)
Total expenses	(1,531)	(11,350)	(73,092)	(91)	(35,521)	(57,459)	(7,050)	(143,488)	(137,949)	(84,078)
Net investment income (loss)	1,881	(6,225)	31,875	98	19,115	54,492	15,070	(76,413)	(137,949)	(84,078)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	68,674	32,630	134,735	332	145,868	(12,779)	(2,273)	(763,765)	178,746	(86,279)
Net realized gain distributions	35,893	60,270	149,320	534	196,938	—	—	—	1,264,549	923,994
Change in unrealized appreciation (depreciation) during the period	(102,632)	(95,168)	(396,817)	(1,137)	(444,466)	(117,213)	(23,552)	(159,236)	(383,492)	(1,122,103)
Net gain (loss) on investments	1,935	(2,268)	(112,762)	(271)	(101,660)	(129,992)	(25,825)	(923,001)	1,059,803	(284,388)
Net increase (decrease) in net assets resulting from operations	$3,816	$(8,493)	$(80,887)	$(173)	$(82,545)	$(75,500)	$(10,755)	$(999,414)	$921,854	$(368,466)

(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$5,277	$—	$321	$87,578	$—	$9,194	$—	$—	$874,037	$34,513

Expenses:
Administrative charges	(12,999)	(2,577)	(4,745)	(9,966)	—	(577)	(4,839)	(44,299)	(160,549)	(9,953)
Mortality and expense risk charges	(97,698)	(22,031)	(45,784)	(104,422)	(5,013)	(7,918)	(34,003)	(310,685)	(1,054,615)	(79,138)
Total expenses	(110,697)	(24,608)	(50,529)	(114,388)	(5,013)	(8,495)	(38,842)	(354,984)	(1,215,164)	(89,091)
Net investment income (loss)	(105,420)	(24,608)	(50,208)	(26,810)	(5,013)	699	(38,842)	(354,984)	(341,127)	(54,578)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	190,950	170,144	—	35,685	(2,465)	99	240,623	2,152,098	2,948,318	278,778
Net realized gain distributions	801,823	350,811	—	1,103,334	59,210	69,512	229,362	4,069,748	5,384,391	807,350
Change in unrealized appreciation (depreciation) during the period	(1,577,387)	(634,133)	—	(1,403,391)	(77,370)	(52,038)	(317,417)	(5,370,395)	(5,383,389)	(943,393)
Net gain (loss) on investments	(584,614)	(113,178)	—	(264,372)	(20,625)	17,573	152,568	851,451	2,949,320	142,735
Net increase (decrease) in net assets resulting from operations	$(690,034)	$(137,786)	$(50,208)	$(291,182)	$(25,638)	$18,272	$113,726	$496,467	$2,608,193	$88,157

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$192,768	$1,928,327	$88,004	$54,930	$39,734	$295,523	$184,959	$20,441	$157,552	$39,631

Expenses:
Administrative charges	(59,664)	(38,195)	(7,836)	(5,773)	—	(45,450)	(28,940)	—	(35,169)	(4,325)
Mortality and expense risk charges	(417,200)	(250,970)	(52,625)	(37,150)	(38,062)	(322,451)	(195,907)	(53,706)	(249,811)	(28,101)
Total expenses	(476,864)	(289,165)	(60,461)	(42,923)	(38,062)	(367,901)	(224,847)	(53,706)	(284,980)	(32,426)
Net investment income (loss)	(284,096)	1,639,162	27,543	12,007	1,672	(72,378)	(39,888)	(33,265)	(127,428)	7,205

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,897,846	(1,057,946)	128,939	9,163	7,722	(956,435)	1,488,471	267,382	(1,609,930)	11,146
Net realized gain distributions	4,464,974	—	379,688	—	—	—	—	48,697	2,095,323	—
Change in unrealized appreciation (depreciation) during the period	(8,250,778)	(1,305,224)	(572,378)	(270,016)	(71,218)	1,095,819	(1,922,010)	(323,440)	(1,314,534)	(57,775)
Net gain (loss) on investments	(1,887,958)	(2,363,170)	(63,751)	(260,853)	(63,496)	139,384	(433,539)	(7,361)	(829,141)	(46,629)
Net increase (decrease) in net assets resulting from operations	$(2,172,054)	$(724,008)	$(36,208)	$(248,846)	$(61,824)	$67,006	$(473,427)	$(40,626)	$(956,569)	$(39,424)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)

Investment income:
Dividends	$33,409	$86,312	$1,201	$441,366	$419,813	$—	$—	$47	$47,787	$—

Expenses:
Administrative charges	(5,650)	—	—	(33,516)	(50,003)	(101)	—	(11)	—	(7)
Mortality and expense risk charges	(40,569)	(76,826)	(3,017)	(243,778)	(372,492)	(1,278)	(3,587)	(79)	(18,522)	(29,283)
Total expenses	(46,219)	(76,826)	(3,017)	(277,294)	(422,495)	(1,379)	(3,587)	(90)	(18,522)	(29,290)
Net investment income (loss)	(12,810)	9,486	(1,816)	164,072	(2,682)	(1,379)	(3,587)	(43)	29,265	(29,290)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	290,836	694,064	(319)	622,751	1,659,415	950	(8,215)	81	27,209	197,180
Net realized gain distributions	456,696	—	40,614	2,565,069	69,332	395	17,105	784	—	206,607
Change in unrealized appreciation (depreciation) during the period	(946,597)	(894,674)	(41,488)	(4,135,145)	(3,689,099)	1,998	(14,219)	(941)	(18,392)	(400,895)
Net gain (loss) on investments	(199,065)	(200,610)	(1,193)	(947,325)	(1,960,352)	3,343	(5,329)	(76)	8,817	2,892
Net increase (decrease) in net assets resulting from operations	$(211,875)	$(191,124)	$(3,009)	$(783,253)	$(1,963,034)	$1,964	$(8,916)	$(119)	$38,082	$(26,398)

(13) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(14) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(15) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2015

	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (16)	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (18)(19)	Sub-Account (20)(21)

Investment income:
Dividends	$22,775	$856	$31,923	$25,722	$279	$—	$83	$77	$2,481	$1,446

Expenses:
Administrative charges	—	—	—	(9,662)	(31)	—	(18)	(13)	—	—
Mortality and expense risk charges	(64,765)	(3,044)	(27,500)	(95,755)	(123)	(1)	(74)	(52)	(5,615)	(3,780)
Total expenses	(64,765)	(3,044)	(27,500)	(105,417)	(154)	(1)	(92)	(65)	(5,615)	(3,780)
Net investment income (loss)	(41,990)	(2,188)	4,423	(79,695)	125	(1)	(9)	12	(3,134)	(2,334)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	260,638	71,259	(12,062)	239,069	(4)	—	111	57	(310)	970
Net realized gain distributions	—	21,965	193,374	86,009	37	1	210	45	34,140	16,977
Change in unrealized appreciation (depreciation) during the period	(722,487)	(95,861)	(470,074)	(257,203)	(321)	(1)	189	(443)	(47,303)	(22,565)
Net gain (loss) on investments	(461,849)	(2,637)	(288,762)	67,875	(288)	—	510	(341)	(13,473)	(4,618)
Net increase (decrease) in net assets resulting from operations	$(503,839)	$(4,825)	$(284,339)	$(11,820)	$(163)	$(1)	$501	$(329)	$(16,607)	$(6,952)

(16) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(17) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.
(18) Funded as of March 27, 2015.
(19) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(20) Funded as of March 27, 2015.
(21) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$75,309	$193,975	$(118,599)	$61,553	$(36,635)	$(385)	$12,677	$14	$14,702	$(190,065)
Net realized gain (loss) on security transactions	(147,844)	(3,874,295)	228,546	747,522	4,423	(225)	2,277	156	411,479	—
Net realized gain distributions	1,673,773	—	1,691,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(1,591,485)	4,673,665	(2,508,851)	(2,753,674)	(41,167)	(3,928)	(31,062)	(327)	(379,478)	—
Net increase (decrease) in net assets resulting from operations	9,753	993,345	(706,926)	(1,944,599)	(73,379)	(4,538)	(16,108)	(157)	46,703	(190,065)

Unit transactions:
Purchases	142	176,120	34,269	118,574	1,763	—	—	96	117,717	19,330
Net transfers	138,220	530,288	(512,981)	524,788	(90,375)	(827)	(2,154)	219	(161,302)	22,246,637
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,010,237)	(9,017,379)	(2,132,339)	(5,052,542)	(521,620)	(16,429)	(66,668)	(228)	(595,795)	(17,652,056)
Other transactions	1,670	4,379	3	3,010	10	—	—	—	1,171	54,733
Death benefits	(468,146)	(1,026,500)	(108,000)	(615,448)	(12,565)	—	(2,280)	—	(413,759)	(369,865)
Net annuity transactions	(379)	60,140	—	38,443	—	(3,092)	(241)	—	12,521	2,821
Net increase (decrease) in net assets resulting from unit transactions	(4,338,730)	(9,272,952)	(2,719,048)	(4,983,175)	(622,787)	(20,348)	(71,343)	87	(1,039,447)	4,301,600
Net increase (decrease) in net assets	(4,328,977)	(8,279,607)	(3,425,974)	(6,927,774)	(696,166)	(24,886)	(87,451)	(70)	(992,744)	4,111,535

Net assets:
Beginning of period	20,789,994	44,263,036	12,339,540	26,622,085	2,822,447	233,483	412,882	5,119	7,549,114	9,820,411
End of period	$16,461,017	$35,983,429	$8,913,566	$19,694,311	$2,126,281	$208,597	$325,431	$5,049	$6,556,370	$13,931,946

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account

Operations:
Net investment income (loss)	$(15,284)	$(147,259)	$(54,475)	$(12,845)	$(18,183)	$(6,080)	$80,015	$62,931	$(4,234)	$387,278
Net realized gain (loss) on security transactions	70,877	550,022	522,400	82,704	75,252	(568,037)	434,676	(141,093)	8,795	(806,932)
Net realized gain distributions	173,682	2,347,375	1,236,418	204,772	79,031	—	1,096,284	—	40,363	3,351,529
Change in unrealized appreciation (depreciation) during the period	(141,620)	(2,214,370)	(1,738,209)	(468,199)	(149,059)	617,976	(1,339,476)	97,633	(43,360)	(4,755,843)
Net increase (decrease) in net assets resulting from operations	87,655	535,768	(33,866)	(193,568)	(12,959)	43,859	271,499	19,471	1,564	(1,823,968)

Unit transactions:
Purchases	—	63,876	1,240	408	1,000	80	—	—	—	106,970
Net transfers	(100,345)	(218,415)	97,943	(185,140)	(6,992)	(1,903,655)	(7,251,628)	(2,930,864)	50,029	551,606
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(216,452)	(1,849,232)	(1,656,683)	(411,927)	(124,453)	(182,026)	(545,052)	(247,297)	(105,672)	(6,846,957)
Other transactions	488	624	2,561	412	449	—	(1)	562	(19)	3,242
Death benefits	(14,196)	(139,481)	(41,484)	(25,520)	(6,169)	(1,827)	(2,921)	2,721	—	(919,796)
Net annuity transactions	(2,723)	(26,289)	(20,423)	(15,986)	(5,620)	—	—	(14,542)	(71)	84,233
Net increase (decrease) in net assets resulting from unit transactions	(333,228)	(2,168,917)	(1,616,846)	(637,753)	(141,785)	(2,087,428)	(7,799,602)	(3,189,420)	(55,733)	(7,020,702)
Net increase (decrease) in net assets	(245,573)	(1,633,149)	(1,650,712)	(831,321)	(154,744)	(2,043,569)	(7,528,103)	(3,169,949)	(54,169)	(8,844,670)

Net assets:
Beginning of period	1,956,491	11,875,990	9,265,694	3,874,777	1,029,506	2,043,569	7,528,103	3,169,949	326,967	37,471,382
End of period	$1,710,918	$10,242,841	$7,614,982	$3,043,456	$874,762	$—	$—	$—	$272,798	$28,626,712

(6) Liquidated as of April 24, 2015.
(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(203,319)	$(1,225,637)	$(593,433)	$(46,903)	$(25,881)	$1,869	$(26,979)	$(12)	$183,526	$47,014
Net realized gain (loss) on security transactions	1,633,890	3,820,767	230,064	538,358	217,186	371	8,512	71	(27,308)	170,070
Net realized gain distributions	455,082	15,844,011	5,729,504	4,626	173,936	—	352,678	380	63,215	253,791
Change in unrealized appreciation (depreciation) during the period	(1,152,117)	(19,565,742)	(6,454,844)	(705,768)	(364,089)	(6,364)	(391,566)	(669)	(415,292)	(713,362)
Net increase (decrease) in net assets resulting from operations	733,536	(1,126,601)	(1,088,709)	(209,687)	1,152	(4,124)	(57,355)	(230)	(195,859)	(242,487)

Unit transactions:
Purchases	404,400	758,566	230,300	574	—	—	—	48	—	62,522
Net transfers	(229,794)	(2,243,795)	(164,074)	(599,690)	(74,063)	1,380	88,467	23	84,140	10,699
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,797,811)	(32,967,682)	(8,502,157)	(1,039,118)	(803,653)	(6,498)	(231,147)	(116)	(288,998)	(458,920)
Other transactions	672	41,971	3,676	60	1,564	—	4	(1)	717	(1)
Death benefits	(196,278)	(2,999,308)	(709,094)	(15,211)	—	—	(50,488)	—	(20,441)	(58,589)
Net annuity transactions	188,965	37,752	58,117	(1,836)	1,541	—	(3,544)	—	(26,364)	(1,018)
Net increase (decrease) in net assets resulting from unit transactions	(2,629,846)	(37,372,496)	(9,083,232)	(1,655,221)	(874,611)	(5,118)	(196,708)	(46)	(250,946)	(445,307)
Net increase (decrease) in net assets	(1,896,310)	(38,499,097)	(10,171,941)	(1,864,908)	(873,459)	(9,242)	(254,063)	(276)	(446,805)	(687,794)

Net assets:
Beginning of period	14,691,660	182,657,570	48,829,073	6,353,852	3,164,250	53,106	1,529,275	2,856	3,903,832	4,138,535
End of period	$12,795,350	$144,158,473	$38,657,132	$4,488,944	$2,290,791	$43,864	$1,275,212	$2,580	$3,457,027	$3,450,741

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,970	$7,021	$165	$59,531	$3,559,092	$(206,478)	$312,362	$(52,159)	$(674,547)	$(527,350)
Net realized gain (loss) on security transactions	(10,226)	101,330	2	796,612	(244,639)	1,991,323	2,616,060	208,412	7,440,412	1,158,031
Net realized gain distributions	56,095	—	13	—	5,334,271	5,766,225	20,428,150	206,940	24,214,289	7,559,503
Change in unrealized appreciation (depreciation) during the period	(142,496)	(173,890)	(332)	(1,118,622)	(12,847,931)	(7,507,762)	(27,139,805)	(82,488)	(26,801,627)	(4,437,242)
Net increase (decrease) in net assets resulting from operations	(94,657)	(65,539)	(152)	(262,479)	(4,199,207)	43,308	(3,783,233)	280,705	4,178,527	3,752,942

Unit transactions:
Purchases	1,000	46,783	—	16,754	997,437	188,815	645,237	89,569	279,174	83,182
Net transfers	(36,335)	(4,218)	—	491,179	(329,431)	(1,370)	(1,147,024)	745,567	(4,974,525)	1,265,772
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(44,650)	(268,521)	(26)	(3,468,087)	(49,230,748)	(6,642,272)	(30,362,972)	(694,294)	(15,682,554)	(7,097,051)
Other transactions	3	—	—	1,978	137,010	16,445	28,239	72	12,935	3,475
Death benefits	—	(34,282)	—	(179,120)	(5,373,290)	(796,218)	(3,113,502)	(87,782)	(2,090,910)	(537,949)
Net annuity transactions	(913)	—	—	31,498	167,106	(4,180)	59,000	(452)	162,406	(2,864)
Net increase (decrease) in net assets resulting from unit transactions	(80,895)	(260,238)	(26)	(3,105,798)	(53,631,916)	(7,238,780)	(33,891,022)	52,680	(22,293,474)	(6,285,435)
Net increase (decrease) in net assets	(175,552)	(325,777)	(178)	(3,368,277)	(57,831,123)	(7,195,472)	(37,674,255)	333,385	(18,114,947)	(2,532,493)

Net assets:
Beginning of period	519,886	1,076,449	2,716	23,311,264	257,785,467	34,804,184	170,032,453	4,429,776	90,248,060	38,910,128
End of period	$344,334	$750,672	$2,538	$19,942,987	$199,954,344	$27,608,712	$132,358,198	$4,763,161	$72,133,113	$36,377,635

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$943,753	$(32,615)	$(8,962)	$(26,681)	$(280,074)	$(239,827)	$(186,535)	$11,163	$140,490	$(14,145)
Net realized gain (loss) on security transactions	(281,057)	934,289	14,236	64,092	12,622	405,484	597,994	361,464	(770,866)	2,354,109
Net realized gain distributions	—	—	424,077	397,292	2,151	2,866,633	1,297,754	—	—	1,023,938
Change in unrealized appreciation (depreciation) during the period	(1,652,364)	(154,182)	(570,108)	(497,220)	(46,241)	(4,361,660)	(1,832,592)	(281,678)	732,807	(4,771,092)
Net increase (decrease) in net assets resulting from operations	(989,668)	747,492	(140,757)	(62,517)	(311,542)	(1,329,370)	(123,379)	90,949	102,431	(1,407,190)

Unit transactions:
Purchases	50,460	169,671	1,600	6,182	135,253	87,789	55,219	8,194	370,745	190,368
Net transfers	(784,530)	(375,185)	(50,470)	(43,791)	825,987	177,038	999,311	542,558	347,262	(179,580)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,522,898)	(9,684,123)	(537,563)	(387,814)	(6,951,736)	(3,694,385)	(2,630,814)	(1,424,932)	(14,216,098)	(6,730,698)
Other transactions	1,830	27,850	(45)	(387)	670	12,833	80	1,228	9,814	4,321
Death benefits	(393,388)	(1,038,616)	(97,000)	(6,086)	(441,430)	(313,041)	(280,716)	(44,508)	(1,827,120)	(473,732)
Net annuity transactions	136,182	31,620	(501)	59	52,764	—	10,694	10,662	127,433	63,990
Net increase (decrease) in net assets resulting from unit transactions	(5,512,344)	(10,868,783)	(683,979)	(431,837)	(6,378,492)	(3,729,766)	(1,846,226)	(906,798)	(15,187,964)	(7,125,331)
Net increase (decrease) in net assets	(6,502,012)	(10,121,291)	(824,736)	(494,354)	(6,690,034)	(5,059,136)	(1,969,605)	(815,849)	(15,085,533)	(8,532,521)

Net assets:
Beginning of period	22,955,022	52,845,560	3,102,862	3,199,748	26,871,583	19,063,359	13,259,042	9,284,131	68,740,183	37,550,088
End of period	$16,453,010	$42,724,269	$2,278,126	$2,705,394	$20,181,549	$14,004,223	$11,289,437	$8,468,282	$53,654,650	$29,017,567

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Core Equity Fund	MFS® Growth Fund
	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account

Operations:
Net investment income (loss)	$57,640	$16,616	$(24,462)	$(36,139)	$4,924	$540,654	$(198,395)	$(29,046)	$2,570	$(6,924)
Net realized gain (loss) on security transactions	34,190	(167,649)	158,284	(96,129)	(6,377)	26,496	2,721,422	91,104	96,596	27,720
Net realized gain distributions	—	212,706	342,376	768,221	344,706	164,048	2,676,059	504,001	23,100	25,747
Change in unrealized appreciation (depreciation) during the period	(194,335)	(37,054)	(698,381)	(1,109,367)	(495,867)	(1,347,046)	(7,551,156)	(652,451)	(114,620)	(21,009)
Net increase (decrease) in net assets resulting from operations	(102,505)	24,619	(222,183)	(473,414)	(152,614)	(615,848)	(2,352,070)	(86,392)	7,646	25,534

Unit transactions:
Purchases	468	209	3,991	40,024	10,032	93,549	290,345	4,264	—	66
Net transfers	(129,132)	(891,158)	(449,658)	(281,008)	(77,730)	236,440	(855,586)	(106,430)	5,649	55,091
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	(467,201)	—
Surrenders for benefit payments and fees	(597,918)	(32,615)	(748,724)	(1,767,490)	(557,073)	(5,885,913)	(11,826,735)	(737,784)	(55,349)	(92,857)
Other transactions	149	—	113	5,607	(10)	3,746	32,503	16	—	2
Death benefits	(75,626)	—	(105,181)	(70,545)	(48,144)	(496,967)	(1,534,371)	(70,287)	—	—
Net annuity transactions	—	—	—	—	—	(311)	(4,176)	(429)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(802,059)	(923,564)	(1,299,459)	(2,073,412)	(672,925)	(6,049,456)	(13,898,020)	(910,650)	(516,901)	(37,698)
Net increase (decrease) in net assets	(904,564)	(898,945)	(1,521,642)	(2,546,826)	(825,539)	(6,665,304)	(16,250,090)	(997,042)	(509,255)	(12,164)

Net assets:
Beginning of period	2,880,769	898,945	3,608,196	11,216,535	4,567,548	28,736,081	65,113,181	3,950,222	509,255	455,421
End of period	$1,976,205	$—	$2,086,554	$8,669,709	$3,742,009	$22,070,777	$48,863,091	$2,953,180	$—	$443,257

(10) Liquidated as of March 6, 2015.
(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,881	$(6,225)	$31,875	$98	$19,115	$54,492	$15,070	$(76,413)	$(137,949)	$(84,078)
Net realized gain (loss) on security transactions	68,674	32,630	134,735	332	145,868	(12,779)	(2,273)	(763,765)	178,746	(86,279)
Net realized gain distributions	35,893	60,270	149,320	534	196,938	—	—	—	1,264,549	923,994
Change in unrealized appreciation (depreciation) during the period	(102,632)	(95,168)	(396,817)	(1,137)	(444,466)	(117,213)	(23,552)	(159,236)	(383,492)	(1,122,103)
Net increase (decrease) in net assets resulting from operations	3,816	(8,493)	(80,887)	(173)	(82,545)	(75,500)	(10,755)	(999,414)	921,854	(368,466)

Unit transactions:
Purchases	—	—	—	168	83,666	62,678	1,000	11,512	65,122	2,020
Net transfers	(11,216)	67,345	3,563	(148)	(30,672)	(151,918)	(19,268)	(424,676)	(381,250)	(261,514)
Net interfund transfers due to corporate actions	(414,110)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(13,034)	(53,292)	(489,882)	(400)	(371,217)	(667,199)	(46,546)	(1,944,902)	(827,530)	(980,957)
Other transactions	—	(1)	20	—	(40)	—	1	2,055	(3)	(8)
Death benefits	—	(17,812)	(156,446)	—	(501,536)	(110,517)	(10,502)	(89,627)	(292,429)	(65,756)
Net annuity transactions	—	(1,171)	(12,814)	—	(8,466)	94,018	—	(607)	142,533	—
Net increase (decrease) in net assets resulting from unit transactions	(438,360)	(4,931)	(655,559)	(380)	(828,265)	(772,938)	(75,315)	(2,446,245)	(1,293,557)	(1,306,215)
Net increase (decrease) in net assets	(434,544)	(13,424)	(736,446)	(553)	(910,810)	(848,438)	(86,070)	(3,445,659)	(371,703)	(1,674,681)

Net assets:
Beginning of period	434,544	544,990	4,383,366	9,491	2,824,031	3,909,647	468,283	10,212,616	9,554,078	6,252,458
End of period	$—	$531,566	$3,646,920	$8,938	$1,913,221	$3,061,209	$382,213	$6,766,957	$9,182,375	$4,577,777

(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(105,420)	$(24,608)	$(50,208)	$(26,810)	$(5,013)	$699	$(38,842)	$(354,984)	$(341,127)	$(54,578)
Net realized gain (loss) on security transactions	190,950	170,144	—	35,685	(2,465)	99	240,623	2,152,098	2,948,318	278,778
Net realized gain distributions	801,823	350,811	—	1,103,334	59,210	69,512	229,362	4,069,748	5,384,391	807,350
Change in unrealized appreciation (depreciation) during the period	(1,577,387)	(634,133)	—	(1,403,391)	(77,370)	(52,038)	(317,417)	(5,370,395)	(5,383,389)	(943,393)
Net increase (decrease) in net assets resulting from operations	(690,034)	(137,786)	(50,208)	(291,182)	(25,638)	18,272	113,726	496,467	2,608,193	88,157

Unit transactions:
Purchases	9,315	60	25,756	77,972	—	—	1,236	121,433	291,259	7,943
Net transfers	(71,499)	(115,232)	301,863	51,083	1,816	(1,611)	532,911	45,074	(1,802,752)	100,202
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,316,130)	(199,975)	(1,370,648)	(580,361)	(20,735)	(20,915)	(552,425)	(5,513,411)	(16,652,692)	(1,041,684)
Other transactions	1,832	(2)	174	1,647	—	3	1,471	5,179	19,873	2
Death benefits	(228,904)	(55,658)	(179,878)	(181,400)	—	—	(20,240)	(530,422)	(1,778,000)	(25,514)
Net annuity transactions	(33,883)	7,435	88,327	1,742	—	—	1,014	170,457	(5,307)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,639,269)	(363,372)	(1,134,406)	(629,317)	(18,919)	(22,523)	(36,033)	(5,701,690)	(19,927,619)	(959,051)
Net increase (decrease) in net assets	(2,329,303)	(501,158)	(1,184,614)	(920,499)	(44,557)	(4,251)	77,693	(5,205,223)	(17,319,426)	(870,894)

Net assets:
Beginning of period	7,985,987	1,976,096	3,506,538	7,372,421	240,434	444,133	2,456,957	25,720,914	87,948,724	5,628,841
End of period	$5,656,684	$1,474,938	$2,321,924	$6,451,922	$195,877	$439,882	$2,534,650	$20,515,691	$70,629,298	$4,757,947

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(284,096)	$1,639,162	$27,543	$12,007	$1,672	$(72,378)	$(39,888)	$(33,265)	$(127,428)	$7,205
Net realized gain (loss) on security transactions	1,897,846	(1,057,946)	128,939	9,163	7,722	(956,435)	1,488,471	267,382	(1,609,930)	11,146
Net realized gain distributions	4,464,974	—	379,688	—	—	—	—	48,697	2,095,323	—
Change in unrealized appreciation (depreciation) during the period	(8,250,778)	(1,305,224)	(572,378)	(270,016)	(71,218)	1,095,819	(1,922,010)	(323,440)	(1,314,534)	(57,775)
Net increase (decrease) in net assets resulting from operations	(2,172,054)	(724,008)	(36,208)	(248,846)	(61,824)	67,006	(473,427)	(40,626)	(956,569)	(39,424)

Unit transactions:
Purchases	122,740	41,181	29,079	11,561	30,565	91,789	127,602	23,645	51,029	13,573
Net transfers	(831,655)	(154,705)	(115,567)	22,625	42,350	533,943	(111,040)	18,864	(566,251)	96,226
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(6,192,845)	(4,184,576)	(523,373)	(648,547)	(543,036)	(4,731,849)	(3,491,607)	(724,487)	(3,224,463)	(633,737)
Other transactions	3,411	(2)	(10)	31	793	3,113	2,152	1,103	1,262	(3)
Death benefits	(676,202)	(421,847)	(69,592)	(281,263)	(36,112)	(576,346)	(388,664)	(52,574)	(363,058)	(70,432)
Net annuity transactions	99,235	5,677	—	(195)	—	34,304	(24)	—	9,871	—
Net increase (decrease) in net assets resulting from unit transactions	(7,475,316)	(4,714,272)	(679,463)	(895,788)	(505,440)	(4,645,046)	(3,861,581)	(733,449)	(4,091,610)	(594,373)
Net increase (decrease) in net assets	(9,647,370)	(5,438,280)	(715,671)	(1,144,634)	(567,264)	(4,578,040)	(4,335,008)	(774,075)	(5,048,179)	(633,797)

Net assets:
Beginning of period	35,915,672	22,349,621	4,447,204	3,344,336	3,183,267	24,324,737	17,190,273	4,373,809	20,433,163	2,547,744
End of period	$26,268,302	$16,911,341	$3,731,533	$2,199,702	$2,616,003	$19,746,697	$12,855,265	$3,599,734	$15,384,984	$1,913,947

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)

Operations:
Net investment income (loss)	$(12,810)	$9,486	$(1,816)	$164,072	$(2,682)	$(1,379)	$(3,587)	$(43)	$29,265	$(29,290)
Net realized gain (loss) on security transactions	290,836	694,064	(319)	622,751	1,659,415	950	(8,215)	81	27,209	197,180
Net realized gain distributions	456,696	—	40,614	2,565,069	69,332	395	17,105	784	—	206,607
Change in unrealized appreciation (depreciation) during the period	(946,597)	(894,674)	(41,488)	(4,135,145)	(3,689,099)	1,998	(14,219)	(941)	(18,392)	(400,895)
Net increase (decrease) in net assets resulting from operations	(211,875)	(191,124)	(3,009)	(783,253)	(1,963,034)	1,964	(8,916)	(119)	38,082	(26,398)

Unit transactions:
Purchases	—	3,931	—	15,836	60,704	—	—	—	1,192	4,072
Net transfers	(112,422)	37,573	499	(298,804)	635,032	61,341	8,092	(63)	(60,489)	(106,010)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(680,524)	(1,056,675)	(25,131)	(3,342,585)	(4,887,980)	(707)	(4,646)	—	(266,217)	(353,070)
Other transactions	75	(454)	—	3,746	8,989	4	—	—	6	39
Death benefits	(15,732)	(104,296)	—	(504,101)	(584,609)	(1,003)	—	—	(66,489)	(47,907)
Net annuity transactions	149,578	3,340	—	4,912	39,665	—	—	—	—	4,580
Net increase (decrease) in net assets resulting from unit transactions	(659,025)	(1,116,581)	(24,632)	(4,120,996)	(4,728,199)	59,635	3,446	(63)	(391,997)	(498,296)
Net increase (decrease) in net assets	(870,900)	(1,307,705)	(27,641)	(4,904,249)	(6,691,233)	61,599	(5,470)	(182)	(353,915)	(524,694)

Net assets:
Beginning of period	3,309,477	5,748,106	158,480	20,402,746	29,441,049	70,511	136,311	5,493	1,255,364	2,047,656
End of period	$2,438,577	$4,440,401	$130,839	$15,498,497	$22,749,816	$132,110	$130,841	$5,311	$901,449	$1,522,962

(13) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(14) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(15) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (16)	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (18)(19)	Sub-Account (20)(21)

Operations:
Net investment income (loss)	$(41,990)	$(2,188)	$4,423	$(79,695)	$125	$(1)	$(9)	$12	$(3,134)	$(2,334)
Net realized gain (loss) on security transactions	260,638	71,259	(12,062)	239,069	(4)	—	111	57	(310)	970
Net realized gain distributions	—	21,965	193,374	86,009	37	1	210	45	34,140	16,977
Change in unrealized appreciation (depreciation) during the period	(722,487)	(95,861)	(470,074)	(257,203)	(321)	(1)	189	(443)	(47,303)	(22,565)
Net increase (decrease) in net assets resulting from operations	(503,839)	(4,825)	(284,339)	(11,820)	(163)	(1)	501	(329)	(16,607)	(6,952)

Unit transactions:
Purchases	11,221	—	81,076	70,847	288	—	168	120	—	—
Net transfers	198,357	(14,482)	(18,118)	(104,790)	(140)	—	(463)	242	—	(18,504)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	467,201	414,110
Surrenders for benefit payments and fees	(784,213)	(80,278)	(201,373)	(1,691,797)	(670)	(1)	(407)	(287)	(17,511)	(74,804)
Other transactions	(19)	(97)	(1)	5	—	(1)	—	—	—	(1)
Death benefits	(150,778)	4,974	(99,647)	(31,257)	—	—	—	—	—	(1)
Net annuity transactions	11,217	—	(12,040)	1,280	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(714,215)	(89,883)	(250,103)	(1,755,712)	(522)	(2)	(702)	75	449,690	320,800
Net increase (decrease) in net assets	(1,218,054)	(94,708)	(534,442)	(1,767,532)	(685)	(3)	(201)	(254)	433,083	313,848

Net assets:
Beginning of period	4,676,966	275,718	2,069,290	8,326,002	15,486	83	9,315	6,381	—	—
End of period	$3,458,912	$181,010	$1,534,848	$6,558,470	$14,801	$80	$9,114	$6,127	$433,083	$313,848

(16) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(17) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.
(18) Funded as of March 27, 2015.
(19) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(20) Funded as of March 27, 2015.
(21) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2014

	AllianceBernstein VPS Balanced Wealth Strategy Portfolio	AllianceBernstein VPS International Value Portfolio	AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein VPS Value Portfolio	AllianceBernstein VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$189,645	$848,110	$(146,130)	$2,687	$(47,609)	$1,414	$11,501	$19	$17,375	$(154,359)
Net realized gain (loss) on security transactions	532,457	(4,351,000)	892,969	896,165	18,449	(801)	14,801	130	412,145	—
Net realized gain distributions	3,454,439	—	1,530,859	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(2,929,010)	(368,042)	(1,377,140)	1,624,445	(55,129)	3,475	(24,646)	(185)	367,183	—
Net increase (decrease) in net assets resulting from operations	1,247,531	(3,870,932)	900,558	2,523,297	(84,289)	4,088	1,656	(36)	796,703	(154,359)

Unit transactions:
Purchases	89,806	262,697	83,141	150,839	2,072	—	—	96	1,668	287,719
Net transfers	51,727	1,887,944	(452,670)	(2,331,312)	83,202	(7,337)	26,938	147	23,207	36,838,944
Surrenders for benefit payments and fees	(5,575,545)	(11,610,555)	(3,197,011)	(6,584,415)	(819,028)	(43,770)	(80,287)	(227)	(920,233)	(34,899,526)
Other transactions	(189)	19,127	1,504	8,394	13	—	(2)	—	(10)	24,800
Death benefits	(121,994)	(867,114)	(160,894)	(504,274)	(60,049)	501	(35,366)	—	(285,334)	(315,036)
Net annuity transactions	(351)	—	—	—	—	25,694	(260)	—	(32,827)	—
Net increase (decrease) in net assets resulting from unit transactions	(5,556,546)	(10,307,901)	(3,725,930)	(9,260,768)	(793,790)	(24,912)	(88,977)	16	(1,213,529)	1,936,901
Net increase (decrease) in net assets	(4,309,015)	(14,178,833)	(2,825,372)	(6,737,471)	(878,079)	(20,824)	(87,321)	(20)	(416,826)	1,782,542

Net assets:
Beginning of period	25,099,009	58,441,869	15,164,912	33,359,556	3,700,526	254,307	500,203	5,139	7,965,940	8,037,869
End of period	$20,789,994	$44,263,036	$12,339,540	$26,622,085	$2,822,447	$233,483	$412,882	$5,119	$7,549,114	$9,820,411

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Wells Fargo Advantage VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(17,765)	$(149,512)	$(72,673)	$(22,364)	$(21,560)	$13,993	$(110,994)	$65,728	$(7,313)	$346,379
Net realized gain (loss) on security transactions	226,329	1,233,241	1,142,070	209,869	215,308	(193,192)	650,431	(28,693)	51,217	(50,652)
Net realized gain distributions	222,875	641,719	501,866	—	5,456	—	1,026,803	43,789	89,692	550,570
Change in unrealized appreciation (depreciation) during the period	(428,298)	(934,330)	(720,825)	(373,546)	(195,736)	240,360	(398,508)	68,254	(122,550)	1,886,248
Net increase (decrease) in net assets resulting from operations	3,141	791,118	850,438	(186,041)	3,468	61,161	1,167,732	149,078	11,046	2,732,545

Unit transactions:
Purchases	—	21,871	21,003	18,631	21,339	31,080	78,395	—	—	185,600
Net transfers	(140,178)	(108,958)	(26,044)	8,288	261	41,057	(285,277)	(401,887)	907	(555,594)
Surrenders for benefit payments and fees	(507,175)	(2,848,003)	(2,767,969)	(888,918)	(345,878)	(463,556)	(1,899,745)	(621,084)	(260,192)	(9,257,724)
Other transactions	(102)	1,158	720	189	64	(2)	16	303	—	8,438
Death benefits	(4,922)	(236,072)	(176,055)	(54,302)	(90,508)	(6,184)	(270,062)	(82,873)	—	(415,300)
Net annuity transactions	(2,059)	84,317	53,071	48,347	12,414	—	—	(12,107)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(654,436)	(3,085,687)	(2,895,274)	(867,765)	(402,308)	(397,605)	(2,376,673)	(1,117,648)	(259,285)	(10,034,580)
Net increase (decrease) in net assets	(651,295)	(2,294,569)	(2,044,836)	(1,053,806)	(398,840)	(336,444)	(1,208,941)	(968,570)	(248,239)	(7,302,035)

Net assets:
Beginning of period	2,607,786	14,170,559	11,310,530	4,928,583	1,428,346	2,380,013	8,737,044	4,138,519	575,206	44,773,417
End of period	$1,956,491	$11,875,990	$9,265,694	$3,874,777	$1,029,506	$2,043,569	$7,528,103	$3,169,949	$326,967	$37,471,382

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)

Operations:
Net investment income (loss)	$(239,079)	$(1,662,563)	$(837,278)	$(57,813)	$(39,071)	$2,056	$(32,613)	$(13)	$210,959	$6,854
Net realized gain (loss) on security transactions	2,217,278	8,078,755	1,444,650	564,027	304,263	412	79,212	107	64,404	408,044
Net realized gain distributions	—	3,649,693	1,331,082	—	128,836	—	350,369	194	91,873	22,565
Change in unrealized appreciation (depreciation) during the period	(519,119)	8,885,395	332,853	(180,228)	(133,184)	(608)	(309,333)	(285)	(321,056)	(200,537)
Net increase (decrease) in net assets resulting from operations	1,459,080	18,951,280	2,271,307	325,986	260,844	1,860	87,635	3	46,180	236,926

Unit transactions:
Purchases	88,862	742,995	214,695	13,417	125,174	—	—	48	—	4,848
Net transfers	(533,020)	(7,253,078)	(1,800,092)	(229,493)	(188,550)	(1,383)	10,115	128	(83,605)	(148,347)
Surrenders for benefit payments and fees	(3,123,188)	(48,669,195)	(12,644,372)	(1,357,489)	(549,079)	(421)	(498,273)	(115)	(985,313)	(657,532)
Other transactions	2,676	69,178	24,706	661	3	—	191	(1)	79	14
Death benefits	(312,269)	(3,210,911)	(945,012)	(122,943)	(3,818)	—	(16,259)	—	(108,690)	(41,729)
Net annuity transactions	—	(5,905)	—	(1,086)	—	—	12,387	—	(9,117)	8,692
Net increase (decrease) in net assets resulting from unit transactions	(3,876,939)	(58,326,916)	(15,150,075)	(1,696,933)	(616,270)	(1,804)	(491,839)	60	(1,186,646)	(834,054)
Net increase (decrease) in net assets	(2,417,859)	(39,375,636)	(12,878,768)	(1,370,947)	(355,426)	56	(404,204)	63	(1,140,466)	(597,128)

Net assets:
Beginning of period	17,109,519	222,033,206	61,707,841	7,724,799	3,519,676	53,050	1,933,479	2,793	5,044,298	4,735,663
End of period	$14,691,660	$182,657,570	$48,829,073	$6,353,852	$3,164,250	$53,106	$1,529,275	$2,856	$3,903,832	$4,138,535

(1) Formerly Franklin Income Securities Fund. Change effective May 1, 2014.
(2) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.
(3) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.
(4) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.
(5) Formerly Franklin Templeton Mutual Shares Securities. Change effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Research HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account (10)	Sub-Account

Operations:
Net investment income (loss)	$(953)	$(5,835)	$96	$37,767	$4,978,585	$(259,343)	$401,363	$8,939	$(47,333)	$(883,988)
Net realized gain (loss) on security transactions	10,997	106,669	8	1,072,620	1,455,926	5,165,761	9,697,794	320,203	449,133	11,283,470
Net realized gain distributions	—	—	—	—	—	5,314,964	21,723,781	39,741	—	859,152
Change in unrealized appreciation (depreciation) during the period	(70,930)	(148,015)	(93)	853,702	6,622,421	(8,021,078)	(12,042,178)	(297,431)	(198,605)	1,365,216
Net increase (decrease) in net assets resulting from operations	(60,886)	(47,181)	11	1,964,089	13,056,932	2,200,304	19,780,760	71,452	203,195	12,623,850

Unit transactions:
Purchases	—	15,027	—	100,668	1,525,956	210,273	770,546	20,063	16,483	607,664
Net transfers	3,544	14,466	—	1,158,512	1,180,534	(259,502)	(4,849,449)	(1,073,814)	1,033,486	(8,108,788)
Surrenders for benefit payments and fees	(78,426)	(280,311)	(26)	(5,178,461)	(72,510,414)	(9,973,557)	(42,677,249)	(90,084)	(1,338,521)	(21,708,016)
Other transactions	5	(16)	(1)	17	509,915	27,966	95,450	—	727	76,349
Death benefits	(26,015)	(66,909)	—	(711,177)	(5,809,538)	(1,073,999)	(3,322,975)	(23,561)	(81,085)	(2,071,365)
Net annuity transactions	3,799	—	—	—	50,776	48,993	47,820	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(97,093)	(317,743)	(27)	(4,630,441)	(75,052,771)	(11,019,826)	(49,935,857)	(1,167,396)	(368,910)	(31,204,156)
Net increase (decrease) in net assets	(157,979)	(364,924)	(16)	(2,666,352)	(61,995,839)	(8,819,522)	(30,155,097)	(1,095,944)	(165,715)	(18,580,306)

Net assets:
Beginning of period	677,865	1,441,373	2,732	25,977,616	319,781,306	43,623,706	200,187,550	1,095,944	4,595,491	108,828,366
End of period	$519,886	$1,076,449	$2,716	$23,311,264	$257,785,467	$34,804,184	$170,032,453	$—	$4,429,776	$90,248,060

(6) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.
(7) Formerly Templeton Growth Securities Fund. Change effective May 1, 2014.
(8) Formerly Templeton Global Bond Securities Fund. Change effective May 1, 2014.
(9) Merged with Hartford Global Growth HLS Fund. Change effective June 23, 2014.
(10) Merged with Hartford Global Research HLS Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford Index HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account (11)	Sub-Account (12)	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(52,776)	$(492,591)	$1,565,696	$22,476	$400,478	$1,509	$(26,789)	$(475,820)	$(311,674)	$(230,042)
Net realized gain (loss) on security transactions	612,909	2,061,070	365,091	1,320,398	1,316,034	243,603	314,596	24,802	1,315,451	1,687,711
Net realized gain distributions	2,253,455	6,441,457	—	354,873	—	701,841	428,911	—	3,655,948	2,770,197
Change in unrealized appreciation (depreciation) during the period	(2,575,146)	(3,633,695)	(1,450,543)	(1,523,369)	(4,731,640)	(815,923)	(526,232)	16,756	(3,549,336)	(3,743,973)
Net increase (decrease) in net assets resulting from operations	238,442	4,376,241	480,244	174,378	(3,015,128)	131,030	190,486	(434,262)	1,110,389	483,893

Unit transactions:
Purchases	1,364	195,497	188,844	74,654	258,983	1,600	15,579	497,447	79,459	55,635
Net transfers	(7,612,674)	6,306,037	(997,060)	(7,410,647)	1,374,373	(647,809)	322,402	3,409,333	(893,743)	(2,081,525)
Surrenders for benefit payments and fees	(1,547,036)	(8,086,933)	(7,766,250)	(1,294,794)	(13,746,137)	(645,873)	(573,168)	(12,032,123)	(4,768,443)	(4,759,554)
Other transactions	(8)	50,941	11,865	19	65,069	3,800	(1)	8,482	24,552	1,509
Death benefits	(43,590)	(775,162)	(460,858)	(25,698)	(886,478)	(48,712)	(79,143)	(1,204,756)	(288,466)	(228,674)
Net annuity transactions	(11,311)	8,782	(907)	—	(985)	—	—	(17,049)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(9,213,255)	(2,300,838)	(9,024,366)	(8,656,466)	(12,935,175)	(1,336,994)	(314,331)	(9,338,666)	(5,846,641)	(7,012,609)
Net increase (decrease) in net assets	(8,974,813)	2,075,403	(8,544,122)	(8,482,088)	(15,950,303)	(1,205,964)	(123,845)	(9,772,928)	(4,736,252)	(6,528,716)

Net assets:
Beginning of period	8,974,813	36,834,725	31,499,144	8,482,088	68,795,863	4,308,826	3,323,593	36,644,511	23,799,611	19,787,758
End of period	$—	$38,910,128	$22,955,022	$—	$52,845,560	$3,102,862	$3,199,748	$26,871,583	$19,063,359	$13,259,042

(11) Merged with Hartford Growth Opportunities HLS Fund. Change effective June 23, 2014.
(12) Merged with Hartford Growth HLS Fund. Change effective June 23, 2014.
(13) Merged with HIMCO VIT Index Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	American Funds Bond HLS Fund	American Funds Global Small Capitalization HLS Fund	American Funds Growth HLS Fund	American Funds International HLS Fund	Huntington VA Income Equity Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)

Operations:
Net investment income (loss)	$13,885	$530,226	$(55,252)	$149	$—	$(3)	$23	$63,805	$84,037	$(3,594)
Net realized gain (loss) on security transactions	628,354	(1,189,328)	3,248,030	(440)	(17)	769	(204)	(57,906)	68,066	(522,789)
Net realized gain distributions	—	—	—	723	18	3,080	1,351	30,367	—	676,433
Change in unrealized appreciation (depreciation) during the period	239,217	1,682,725	546,091	178	(5)	(3,930)	(1,588)	24,182	66,133	(175,023)
Net increase (decrease) in net assets resulting from operations	881,456	1,023,623	3,738,869	610	(4)	(84)	(418)	60,448	218,236	(24,973)

Unit transactions:
Purchases	14,673	513,625	232,829	240	—	140	100	448	5,110	696
Net transfers	(475,713)	3,350,892	(1,988,619)	(14,740)	(78)	(8,901)	(5,918)	(1,003,896)	693,043	(967,107)
Surrenders for benefit payments and fees	(1,877,081)	(18,617,650)	(9,069,071)	(601)	(1)	(356)	(251)	(213,198)	(1,028,174)	(109,561)
Other transactions	509	24,958	51,223	—	(1)	—	—	25	9,068	1
Death benefits	(142,721)	(1,699,787)	(741,889)	—	—	—	—	(12,819)	(34,036)	(17,334)
Net annuity transactions	—	(2,723)	(94)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,480,333)	(16,430,685)	(11,515,621)	(15,101)	(80)	(9,117)	(6,069)	(1,229,440)	(354,989)	(1,093,305)
Net increase (decrease) in net assets	(1,598,877)	(15,407,062)	(7,776,752)	(14,491)	(84)	(9,201)	(6,487)	(1,168,992)	(136,753)	(1,118,278)

Net assets:
Beginning of period	10,883,008	84,147,245	45,326,840	14,491	84	9,201	6,487	1,168,992	3,017,522	1,118,278
End of period	$9,284,131	$68,740,183	$37,550,088	$—	$—	$—	$—	$—	$2,880,769	$—

(14) Merged with HIMCO VIT American Funds Bond Fund. Change effective October 20, 2014.
(15) Merged with HIMCO VIT American Funds Global Small Capitalization Fund. Change effective October 20, 2014.
(16) Merged with HIMCO VIT American Funds Growth Fund. Change effective October 20, 2014.
(17) Merged with HIMCO VIT American Funds International Fund. Change effective October 20, 2014.
(18) Merged with Huntington VA Dividend Capture Fund. Change effective June 23, 2014.
(19) Merged with Huntington VA Income Equity Fund. Change effective June 23, 2014.
(20) Liquidated as of May 16, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Huntington VA Mid Corp America Fund	Huntington VA Rotating Markets Fund	Huntington VA International Equity Fund	Huntington VA Mortgage Securities Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund
	Sub-Account (21)	Sub-Account (22)	Sub-Account	Sub-Account (23)	Sub-Account (24)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$7,886	$(1,812)	$4,672	$23,499	$(37,917)	$(122,065)	$3,638	$866,608	$(595,404)	$(37,631)
Net realized gain (loss) on security transactions	(894,619)	(179,066)	85,851	(16,699)	417,247	417,392	133,581	677,255	3,814,601	233,548
Net realized gain distributions	1,529,515	161,294	—	15,779	130,215	1,983,488	598,158	782,991	—	475,498
Change in unrealized appreciation (depreciation) during the period	(590,784)	12,519	(184,867)	(17,814)	(712,412)	(1,647,382)	(307,250)	(1,291,585)	877,589	(372,114)
Net increase (decrease) in net assets resulting from operations	51,998	(7,065)	(94,344)	4,765	(202,867)	631,433	428,127	1,035,269	4,096,786	299,301

Unit transactions:
Purchases	1,873	48	1,329	330	7,628	61,002	7,626	284,177	255,344	18,450
Net transfers	(2,478,299)	(720,408)	(40,536)	(647,697)	2,164,039	(347,936)	93,556	523,335	(2,150,359)	(72,198)
Surrenders for benefit payments and fees	(433,622)	(71,467)	(514,853)	(162,053)	(1,430,319)	(2,874,863)	(797,055)	(9,251,295)	(19,200,494)	(942,074)
Other transactions	1,576	—	1,113	—	4,494	42,621	1,251	20,222	43,261	242
Death benefits	(20,417)	—	(34,793)	(11,280)	(41,943)	(201,097)	(27,219)	(824,404)	(1,250,083)	(105,798)
Net annuity transactions	—	—	—	—	—	—	—	—	(3,976)	(399)
Net increase (decrease) in net assets resulting from unit transactions	(2,928,889)	(791,827)	(587,740)	(820,700)	703,899	(3,320,273)	(721,841)	(9,247,965)	(22,306,307)	(1,101,777)
Net increase (decrease) in net assets	(2,876,891)	(798,892)	(682,084)	(815,935)	501,032	(2,688,840)	(293,714)	(8,212,696)	(18,209,521)	(802,476)

Net assets:
Beginning of period	2,876,891	798,892	1,581,029	815,935	3,107,164	13,905,375	4,861,262	36,948,777	83,322,702	4,752,698
End of period	$—	$—	$898,945	$—	$3,608,196	$11,216,535	$4,567,548	$28,736,081	$65,113,181	$3,950,222

(21) Merged with Huntington VA Situs Fund. Change effective June 23, 2014.
(22) Liquidated as of May 16, 2014.
(23) Liquidated as of May 16, 2014.
(24) Merged with Huntington VA Mid Corp America Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(4,269)	$(6,738)	$(4,196)	$(5,687)	$1,975	$30	$5,541	$56,654	$18,894	$(158,622)
Net realized gain (loss) on security transactions	7,478	7,318	7,576	45,928	213,659	429	110,662	(13,061)	505	(821,002)
Net realized gain distributions	—	28,985	23,024	42,485	117,210	284	140,118	—	3,774	—
Change in unrealized appreciation (depreciation) during the period	41,705	824	12,480	(37,158)	(41,663)	56	(47,666)	228,614	(16,474)	329,678
Net increase (decrease) in net assets resulting from operations	44,914	30,389	38,884	45,568	291,181	799	208,655	272,207	6,699	(649,946)

Unit transactions:
Purchases	—	264	—	—	2,614	168	—	12,686	—	63,619
Net transfers	6,921	30,223	16,126	(29,072)	(35,925)	(499)	29,484	65,557	12,425	(357,973)
Surrenders for benefit payments and fees	(37,448)	(31,136)	(29,219)	(91,534)	(713,388)	(399)	(432,319)	(1,212,255)	(32,973)	(3,387,128)
Other transactions	—	5	(1)	(1)	303	—	2	5	3	2,821
Death benefits	—	—	—	—	(15,597)	—	(31,046)	(107,047)	(75)	(282,372)
Net annuity transactions	—	—	—	(1,169)	7,554	—	(4,080)	(2,423)	—	(686)
Net increase (decrease) in net assets resulting from unit transactions	(30,527)	(644)	(13,094)	(121,776)	(754,439)	(730)	(437,959)	(1,243,477)	(20,620)	(3,961,719)
Net increase (decrease) in net assets	14,387	29,745	25,790	(76,208)	(463,258)	69	(229,304)	(971,270)	(13,921)	(4,611,665)

Net assets:
Beginning of period	494,868	425,676	408,754	621,198	4,846,624	9,422	3,053,335	4,880,917	482,204	14,824,281
End of period	$509,255	$455,421	$434,544	$544,990	$4,383,366	$9,491	$2,824,031	$3,909,647	$468,283	$10,212,616

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Morgan Stanley Global Infrastructure Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (25)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(147,934)	$(106,270)	$(120,951)	$(30,529)	$(61,385)	$25,220	$(24,244)	$(5,671)	$619	$(47,453)
Net realized gain (loss) on security transactions	252,593	151,773	521,147	234,253	—	422,779	206,860	5,025	3,249	660,583
Net realized gain distributions	701,138	949,148	714,778	207,565	—	400,671	1,147,827	78,472	67,069	—
Change in unrealized appreciation (depreciation) during the period	(343,121)	(1,020,081)	(429,016)	(419,108)	—	(730,925)	(516,557)	(123,893)	(60,783)	(524,306)
Net increase (decrease) in net assets resulting from operations	462,676	(25,430)	685,958	(7,819)	(61,385)	117,745	813,886	(46,067)	10,154	88,824

Unit transactions:
Purchases	3,698	12,123	44,422	24,218	28,534	—	4,798	—	—	18,174
Net transfers	(206,395)	(376,205)	(416,219)	(1,897)	(217,009)	(2,148,225)	(53,680)	(1,331)	(16,029)	(172,252)
Surrenders for benefit payments and fees	(1,141,193)	(1,346,720)	(2,505,799)	(266,958)	(883,939)	(95,653)	(846,892)	(11,078)	(35,295)	(1,626,729)
Other transactions	101	43	2,053	(166)	(1)	—	135	5	23	102
Death benefits	(228,151)	(66,471)	(128,095)	(111,940)	(160,329)	(19,038)	(162,351)	—	—	(36,657)
Net annuity transactions	610	—	16,805	(1,747)	(4,829)	(30,541)	31,809	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,571,330)	(1,777,230)	(2,986,833)	(358,490)	(1,237,573)	(2,293,457)	(1,026,181)	(12,404)	(51,301)	(1,817,362)
Net increase (decrease) in net assets	(1,108,654)	(1,802,660)	(2,300,875)	(366,309)	(1,298,958)	(2,175,712)	(212,295)	(58,471)	(41,147)	(1,728,538)

Net assets:
Beginning of period	10,662,732	8,055,118	10,286,862	2,342,405	4,805,496	2,175,712	7,584,716	298,905	485,280	4,185,495
End of period	$9,554,078	$6,252,458	$7,985,987	$1,976,096	$3,506,538	$—	$7,372,421	$240,434	$444,133	$2,456,957

(25) Merged with UIF Global Infrastructure. Change effective April 28, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(377,122)	$(599,548)	$(66,104)	$(349,852)	$1,830,687	$48,968	$(2,091)	$4,489	$(168,213)	$(52,153)
Net realized gain (loss) on security transactions	3,165,093	4,465,711	532,408	3,374,942	(700,766)	432,873	130,930	79,596	(1,068,374)	1,805,553
Net realized gain distributions	708,967	4,663,137	126,032	5,364,293	—	212,125	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(47,258)	(7,746,593)	(92,712)	(4,896,824)	(1,290,374)	(315,777)	229,767	(456,475)	(991,377)	396,587
Net increase (decrease) in net assets resulting from operations	3,449,680	782,707	499,624	3,492,559	(160,453)	378,189	358,606	(372,390)	(2,227,964)	2,149,987

Unit transactions:
Purchases	119,191	460,998	18,709	190,604	92,071	5,440	6,399	23,680	158,992	71,821
Net transfers	(2,096,758)	(1,788,392)	(162,671)	(586,905)	(698,767)	64,225	(118,832)	388,152	924,961	(1,555,088)
Surrenders for benefit payments and fees	(6,195,176)	(24,482,649)	(1,302,409)	(8,696,690)	(7,446,136)	(1,793,956)	(1,605,932)	(996,793)	(6,174,657)	(3,777,683)
Other transactions	9,645	62,176	330	30,155	3,157	5	1	24,328	8,343	10,943
Death benefits	(375,165)	(2,079,805)	(135,188)	(657,278)	(440,041)	(18,047)	(19,252)	(91,773)	(520,884)	(244,958)
Net annuity transactions	(1,696)	(5,003)	—	(1,864)	(923)	—	(1,886)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(8,539,959)	(27,832,675)	(1,581,229)	(9,721,978)	(8,490,639)	(1,742,333)	(1,739,502)	(652,406)	(5,603,245)	(5,494,965)
Net increase (decrease) in net assets	(5,090,279)	(27,049,968)	(1,081,605)	(6,229,419)	(8,651,092)	(1,364,144)	(1,380,896)	(1,024,796)	(7,831,209)	(3,344,978)

Net assets:
Beginning of period	30,811,193	114,998,692	6,710,446	42,145,091	31,000,713	5,811,348	4,725,232	4,208,063	32,155,946	20,535,251
End of period	$25,720,914	$87,948,724	$5,628,841	$35,915,672	$22,349,621	$4,447,204	$3,344,336	$3,183,267	$24,324,737	$17,190,273

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(45,598)	$(241,097)	$3,695	$(28,489)	$21,112	$(1,835)	$(24,548)	$(186,626)	$(2,699)	$(2,944)
Net realized gain (loss) on security transactions	360,715	(1,487,696)	(47,499)	537,802	1,222,997	3,839	1,478,541	2,942,475	58,415	3,414
Net realized gain distributions	—	5,488,567	—	71,030	—	11,024	2,445,980	—	—	—
Change in unrealized appreciation (depreciation) during the period	209,149	(3,413,330)	272,385	(317,197)	(573,480)	(5)	(2,155,747)	(434,475)	(49,344)	7,221
Net increase (decrease) in net assets resulting from operations	524,266	346,444	228,581	263,146	670,629	13,023	1,744,226	2,321,374	6,372	7,691

Unit transactions:
Purchases	30,627	94,662	5,694	20,152	25,518	—	81,491	147,605	17,083	—
Net transfers	(101,939)	(94,746)	62,000	(185,391)	(50,617)	(2,037)	(60,738)	(1,541,675)	8,832	—
Surrenders for benefit payments and fees	(1,254,592)	(5,004,647)	(548,325)	(859,469)	(2,484,987)	(14,096)	(5,520,311)	(7,997,519)	(92,578)	(12,347)
Other transactions	31,605	6,644	1	3	(46)	—	4,315	8,145	(4)	1
Death benefits	(133,493)	(548,740)	(16,456)	(18,386)	(106,910)	—	(480,702)	(657,267)	(34,312)	—
Net annuity transactions	—	—	—	(957)	—	—	(516)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,427,792)	(5,546,827)	(497,086)	(1,044,048)	(2,617,042)	(16,133)	(5,976,461)	(10,040,711)	(100,979)	(12,346)
Net increase (decrease) in net assets	(903,526)	(5,200,383)	(268,505)	(780,902)	(1,946,413)	(3,110)	(4,232,235)	(7,719,337)	(94,607)	(4,655)

Net assets:
Beginning of period	5,277,335	25,633,546	2,816,249	4,090,379	7,694,519	161,590	24,634,981	37,160,386	165,118	140,966
End of period	$4,373,809	$20,433,163	$2,547,744	$3,309,477	$5,748,106	$158,480	$20,402,746	$29,441,049	$70,511	$136,311

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Period Ended December 31, 2014

	Wells Fargo Advantage VT Intrinsic Value Fund	Wells Fargo Advantage VT International Equity Fund	Wells Fargo Advantage VT Small Cap Growth Fund	Wells Fargo Advantage VT Small Cap Value Fund	Wells Fargo Advantage VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (26)(27)	Sub-Account (28)(29)	Sub-Account (30)(31)	Sub-Account (32)(33)	Sub-Account (34)(35)	Sub-Account (36)(37)

Operations:
Net investment income (loss)	$(47)	$21,932	$(34,960)	$(53,660)	$(3,124)	$(22,432)	$(24,142)	$(31)	$—	$(19)	$(14)
Net realized gain (loss) on security transactions	100	1,761	179,636	603,920	23,052	15,014	47,396	—	—	4	2
Net realized gain distributions	—	35,765	200,968	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	377	(168,832)	(430,822)	(319,669)	5,476	164,238	683,650	16	5	741	186
Net increase (decrease) in net assets resulting from operations	430	(109,374)	(85,178)	230,591	25,404	156,820	706,904	(15)	5	726	174

Unit transactions:
Purchases	—	2,940	2,920	14,838	—	—	20,145	48	—	28	20
Net transfers	(139)	(52,236)	220,958	155,652	(32,554)	2,133,283	7,912,226	15,532	78	8,606	6,217
Surrenders for benefit payments and fees	—	(185,298)	(484,516)	(1,326,187)	(7,666)	(244,695)	(247,041)	(79)	—	(45)	(30)
Other transactions	—	1	(2)	(5)	1	(1)	1,399	—	—	—	—
Death benefits	—	(17,220)	(18,863)	(152,888)	(10,159)	(2,910)	(67,631)	—	—	—	—
Net annuity transactions	—	—	—	—	—	26,793	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(139)	(251,813)	(279,503)	(1,308,590)	(50,378)	1,912,470	7,619,098	15,501	78	8,589	6,207
Net increase (decrease) in net assets	291	(361,187)	(364,681)	(1,077,999)	(24,974)	2,069,290	8,326,002	15,486	83	9,315	6,381

Net assets:
Beginning of period	5,202	1,616,551	2,412,337	5,754,965	300,692	—	—	—	—	—	—
End of period	$5,493	$1,255,364	$2,047,656	$4,676,966	$275,718	$2,069,290	$8,326,002	$15,486	$83	$9,315	$6,381

(26) Funded as of April 25, 2014.
(27) Merged with Morgan Stanley Global Infrastructure Portfolio. Change effective April 28, 2014.
(28) Funded as of October 17, 2014.
(29) Merged with Hartford Index HLS Fund. Change effective October 20, 2014.
(30) Merged with American Funds Bond HLS Fund. Change effective October 20, 2014.
(31) Funded as of October 17, 2014.
(32) Merged with American Funds Global Small Capitalization HLS Fund. Change effective October 20, 2014.
(33) Funded as of October 17, 2014.
(34) Merged with American Funds Growth HLS Fund. Change effective October 20, 2014.
(35) Funded as of October 17, 2014.
(36) Merged with American Funds International HLS Fund. Change effective October 20, 2014.
(37) Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2015

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Wealth Strategy Portfolio (Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio), AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio), AB VPS Small/Mid Cap Value Portfolio (Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio), AB VPS Value Portfolio (Formerly AllianceBernstein VPS Value Portfolio), AB VPS International Growth Portfolio (Formerly AllianceBernstein VPS International Growth Portfolio), Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Money Market Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Sterling Capital Equity Income VIF*, Sterling Capital Special Opportunities VIF*, Sterling Capital Total Return Bond VIF*, Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund), Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Huntington VA Dividend Capture Fund, Huntington VA International Equity Fund*, Huntington VA Situs Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, Lord Abbett Classic Stock Fund, MFS® Core Equity Fund (Merged with MFS® Core Equity Portfolio), MFS® Growth Fund, MFS® Investors Growth Stock Fund (Merged with MFS® Massachusetts Investors Growth Stock Portfolio), MFS® Investors Trust Fund, MFS® Total Return Fund, MFS® Value Fund, Invesco V.I. Equity and Income Fund, UIF Core Plus Fixed Income Portfolio, UIF Emerging Markets Debt Portfolio, UIF Emerging Markets Equity Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, Morgan Stanley Money Market Portfolio, Invesco V.I. Equally-Weighted S&P 500 Fund, UIF Small Company Growth Portfolio, UIF Global Franchise Portfolio, Oppenheimer Discovery Mid Cap Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Voyager Fund, Putnam VT Equity Income Fund, Pioneer Fund VCT Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund), Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund), Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund), Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund), Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund), UIF Global Infrastructure Portfolio, HIMCO VIT Index Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds International Fund, MFS® Core Equity Portfolio (Merged with MFS® Core Equity Fund), and MFS® Massachusetts Investors Growth Stock Portfolio (Merged with MFS® Investors Growth Stock Fund).

* During 2015, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. For 2015, these transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets. For 2014, the following transfers due to fund mergers are included in net transfers on the statements of changes in net assets:

Surviving Sub-Account	Assets Received
Hartford Global Growth HLS Fund..........................................................................	$1,091,424
Hartford Growth Opportunities HLS Fund...............................................................	$7,595,137
HIMCO VIT Index Fund..........................................................................................	$7,888,842
HIMCO VIT American Funds Bond Fund...............................................................	$15,532
HIMCO VIT American Funds Global Small Capitalization Fund...........................	$78
HIMCO VIT American Funds Growth Fund...........................................................	$8,606
HIMCO VIT American Funds International Fund...................................................	$6,217
Huntington VA Dividend Capture Fund...................................................................	$934,791
Huntington VA Situs Fund........................................................................................	$2,362,107
UIF Global Infrastructure Portfolio..........................................................................	$2,180,645

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2015 closing net asset value as determined by the appropriate Fund Manager.

For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2015 the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2015 and 2014.

g) Accounting for Uncertain Tax Positions - Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2015. The 2012 through 2015 tax years generally remain subject to examination by U.S. Federal and most state tax authorities.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

c) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

d) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Charge maximum of 0.30%
MAV Plus Death Benefit Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

e) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 0.81% and 1.10%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio+	$2,891,152	$5,480,798
AB VPS International Value Portfolio+	$4,442,665	$13,521,640
AB VPS Small/Mid Cap Value Portfolio+	$2,608,715	$3,754,383
AB VPS Value Portfolio+	$1,838,996	$6,760,616
AB VPS International Growth Portfolio+	$292,928	$952,349
Invesco V.I. Government Securities Fund	$11,564	$32,297
Invesco V.I. High Yield Fund	$20,686	$79,353
Invesco V.I. International Growth Fund	$621	$520
Invesco V.I. Diversified Dividend Fund	$268,366	$1,293,111
Invesco V.I. Money Market Fund	$30,088,062	$25,976,529
American Funds Global Growth Fund	$253,555	$428,386
American Funds Growth Fund	$2,811,832	$2,780,630
American Funds Growth-Income Fund	$1,596,274	$2,031,178
American Funds International Fund	$318,221	$764,047
American Funds Global Small Capitalization Fund	$163,679	$244,616
Sterling Capital Equity Income VIF+	$42,206	$2,135,713
Sterling Capital Special Opportunities VIF+	$1,288,031	$7,911,335
Sterling Capital Total Return Bond VIF+	$121,698	$3,248,156
Wells Fargo VT Omega Growth Fund+	$102,848	$122,454
Fidelity® VIP Equity-Income Portfolio	$5,840,156	$9,122,053
Fidelity® VIP Growth Portfolio	$2,071,576	$4,449,655
Fidelity® VIP Contrafund® Portfolio	$20,239,851	$42,993,969
Fidelity® VIP Mid Cap Portfolio	$7,306,863	$11,254,025
Fidelity® VIP Value Strategies Portfolio	$826,143	$2,523,642
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$629,083	$1,355,639
Franklin Income VIP Fund	$4,659	$7,907
Franklin Small-Mid Cap Growth VIP Fund	$482,124	$353,131
Franklin Small Cap Value VIP Fund	$546	$224
Franklin Strategic Income VIP Fund	$403,578	$407,783
Franklin Mutual Shares VIP Fund	$456,581	$601,081
Templeton Developing Markets VIP Fund	$71,822	$94,653
Templeton Growth VIP Fund	$71,365	$324,582
Templeton Global Bond VIP Fund	$213	$61
Hartford Balanced HLS Fund	$1,935,988	$4,982,247
Hartford Total Return Bond HLS Fund	$21,893,195	$66,631,804
Hartford Capital Appreciation HLS Fund	$8,148,181	$9,827,213
Hartford Dividend and Growth HLS Fund	$25,826,392	$38,976,918
Hartford Global Growth HLS Fund	$1,367,699	$1,160,239
Hartford Disciplined Equity HLS Fund	$27,143,010	$25,896,727
Hartford Growth Opportunities HLS Fund	$11,660,583	$10,913,851
Hartford High Yield HLS Fund	$2,774,404	$7,342,996
Hartford International Opportunities HLS Fund	$3,201,019	$14,102,399
Hartford Small/Mid Cap Equity HLS Fund	$808,496	$1,077,359
Hartford MidCap Value HLS Fund	$1,010,422	$1,071,650
Hartford Ultrashort Bond HLS Fund	$2,762,057	$9,418,465
Hartford Small Company HLS Fund	$4,105,459	$5,208,416
Hartford SmallCap Growth HLS Fund	$5,538,515	$6,273,522
Hartford Stock HLS Fund	$876,549	$1,772,185
Hartford U.S. Government Securities HLS Fund	$5,790,492	$20,837,983
Hartford Value HLS Fund	$2,649,045	$8,764,573
Huntington VA Dividend Capture Fund	$139,381	$883,798
Huntington VA International Equity Fund+	$242,049	$936,290
Huntington VA Situs Fund	$419,414	$1,400,959
Lord Abbett Fundamental Equity Fund	$1,381,141	$2,722,470
Lord Abbett Calibrated Dividend Growth Fund	$662,423	$985,718
Lord Abbett Bond Debenture Fund	$2,835,657	$8,180,411
Lord Abbett Growth and Income Fund	$4,506,035	$15,926,392
Lord Abbett Classic Stock Fund	$706,857	$1,142,552
MFS® Core Equity Fund+	$33,085	$524,315
MFS® Growth Fund	$122,419	$141,293
MFS® Investors Growth Stock Fund+	$39,305	$439,892
MFS® Investors Trust Fund	$135,048	$85,935
MFS® Total Return Fund	$366,871	$841,236
MFS® Value Fund	$1,076	$825
Invesco V.I. Equity and Income Fund	$251,588	$863,800
UIF Core Plus Fixed Income Portfolio	$300,115	$1,018,561
UIF Emerging Markets Debt Portfolio	$33,774	$94,017
UIF Emerging Markets Equity Portfolio	$1,015,955	$3,538,613
UIF Growth Portfolio	$1,270,282	$1,437,239
UIF Mid Cap Growth Portfolio	$1,118,361	$1,584,660
Invesco V.I. American Value Fund	$1,171,147	$2,114,015
Morgan Stanley Mid Cap Growth Portfolio	$351,182	$388,350
Morgan Stanley Money Market Portfolio	$765,528	$1,950,144
Invesco V.I. Equally-Weighted S&P 500 Fund	$1,595,903	$1,148,697
UIF Small Company Growth Portfolio	$63,884	$28,607
UIF Global Franchise Portfolio	$79,133	$31,446
Oppenheimer Discovery Mid Cap Growth Fund/VA	$1,071,237	$916,749
Oppenheimer Capital Appreciation Fund/VA	$5,589,950	$7,576,872
Oppenheimer Global Fund/VA	$8,220,171	$23,104,528
Oppenheimer Main Street Fund®/VA	$1,158,208	$1,364,487
Oppenheimer Main Street Small Cap Fund/VA	$6,372,159	$9,666,595
Putnam VT Diversified Income Fund	$3,115,499	$6,190,608
Putnam VT Global Asset Allocation Fund	$618,562	$890,792
Putnam VT Growth and Income Fund	$189,196	$1,072,977
Putnam VT International Value Fund	$306,781	$810,549
Putnam VT International Equity Fund	$2,763,215	$7,480,640
Putnam VT Investors Fund	$796,105	$4,697,573
Putnam VT Multi-Cap Growth Fund	$366,329	$1,084,346
Putnam VT Small Cap Value Fund	$3,088,263	$5,211,977
Putnam VT George Putnam Balanced Fund	$326,164	$913,333
Putnam VT Voyager Fund	$1,062,488	$1,277,626
Putnam VT Equity Income Fund	$856,855	$1,963,951
Pioneer Fund VCT Portfolio	$42,545	$28,379
Invesco V.I. Growth and Income Fund	$3,419,214	$4,811,072
Invesco V.I. Comstock Fund	$1,622,622	$6,284,172
Invesco V.I. American Franchise Fund	$61,813	$3,166
Invesco V.I. Mid Cap Growth Fund	$107,190	$90,226
Wells Fargo VT Intrinsic Value Fund+	$882	$204
Wells Fargo VT International Equity Fund+	$185,633	$548,362
Wells Fargo VT Small Cap Growth Fund+	$423,016	$743,996
Wells Fargo VT Small Cap Value Fund+	$393,235	$1,149,441
Wells Fargo VT Opportunity Fund+	$171,318	$241,424
UIF Global Infrastructure Portfolio	$255,135	$307,441
HIMCO VIT Index Fund	$1,126,479	$2,875,879
HIMCO VIT American Funds Bond Fund	$1,389	$1,750
HIMCO VIT American Funds Global Small Capitalization Fund	$—	$1
HIMCO VIT American Funds Growth Fund	$455	$956
HIMCO VIT American Funds International Fund	$853	$720
MFS® Core Equity Portfolio+	$503,821	$23,125
MFS® Massachusetts Investors Growth Stock Portfolio+	$461,497	$126,053

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio+	59,161	356,334	(297,173)
AB VPS International Value Portfolio+	379,596	1,283,952	(904,356)
AB VPS Small/Mid Cap Value Portfolio+	40,040	178,810	(138,770)
AB VPS Value Portfolio+	104,724	471,522	(366,798)
AB VPS International Growth Portfolio+	35,652	110,173	(74,521)
Invesco V.I. Government Securities Fund	711	2,741	(2,030)
Invesco V.I. High Yield Fund	122	6,189	(6,067)
Invesco V.I. International Growth Fund	49	39	10
Invesco V.I. Diversified Dividend Fund	14,911	77,838	(62,927)
Invesco V.I. Money Market Fund	3,099,399	2,660,065	439,334
American Funds Global Growth Fund	3,469	22,776	(19,307)
American Funds Growth Fund	24,348	169,700	(145,352)
American Funds Growth-Income Fund	13,217	97,434	(84,217)
American Funds International Fund	5,397	52,842	(47,445)
American Funds Global Small Capitalization Fund	4,234	11,014	(6,780)
Sterling Capital Equity Income VIF+	24,209	1,205,131	(1,180,922)
Sterling Capital Special Opportunities VIF+	29,522	2,668,892	(2,639,370)
Sterling Capital Total Return Bond VIF+	34,453	2,281,559	(2,247,106)
Wells Fargo VT Omega Growth Fund+	36,065	87,994	(51,929)
Fidelity® VIP Equity-Income Portfolio	106,094	573,235	(467,141)
Fidelity® VIP Growth Portfolio	81,903	224,286	(142,383)
Fidelity® VIP Contrafund® Portfolio	169,547	2,069,246	(1,899,699)
Fidelity® VIP Mid Cap Portfolio	76,564	517,761	(441,197)
Fidelity® VIP Value Strategies Portfolio	44,678	141,622	(96,944)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	27,483	86,157	(58,674)
Franklin Income VIP Fund	159	536	(377)
Franklin Small-Mid Cap Growth VIP Fund	10,587	23,482	(12,895)
Franklin Small Cap Value VIP Fund	10	12	(2)
Franklin Strategic Income VIP Fund	4,321	16,658	(12,337)
Franklin Mutual Shares VIP Fund	4,632	26,550	(21,918)
Templeton Developing Markets VIP Fund	285	4,687	(4,402)
Templeton Growth VIP Fund	3,355	20,579	(17,224)
Templeton Global Bond VIP Fund	—	2	(2)
Hartford Balanced HLS Fund	504,319	2,349,522	(1,845,203)
Hartford Total Return Bond HLS Fund	3,592,473	28,296,646	(24,704,173)
Hartford Capital Appreciation HLS Fund	120,120	511,858	(391,738)
Hartford Dividend and Growth HLS Fund	1,059,292	13,132,747	(12,073,455)
Hartford Global Growth HLS Fund	459,335	468,744	(9,409)
Hartford Disciplined Equity HLS Fund	644,303	11,130,709	(10,486,406)
Hartford Growth Opportunities HLS Fund	1,139,132	3,322,203	(2,183,071)
Hartford High Yield HLS Fund	592,510	2,995,804	(2,403,294)
Hartford International Opportunities HLS Fund	1,390,920	6,920,569	(5,529,649)
Hartford Small/Mid Cap Equity HLS Fund	26,243	71,792	(45,549)
Hartford MidCap Value HLS Fund	30,663	52,740	(22,077)
Hartford Ultrashort Bond HLS Fund	2,361,539	7,521,063	(5,159,524)
Hartford Small Company HLS Fund	408,743	1,661,518	(1,252,775)
Hartford SmallCap Growth HLS Fund	1,474,704	2,094,032	(619,328)
Hartford Stock HLS Fund	410,327	869,500	(459,173)
Hartford U.S. Government Securities HLS Fund	3,752,326	16,033,505	(12,281,179)
Hartford Value HLS Fund	548,168	4,032,933	(3,484,765)
Huntington VA Dividend Capture Fund	11,616	348,668	(337,052)
Huntington VA International Equity Fund+	735	62,113	(61,378)
Huntington VA Situs Fund	31,958	642,659	(610,701)
Lord Abbett Fundamental Equity Fund	28,695	142,620	(113,925)
Lord Abbett Calibrated Dividend Growth Fund	14,310	53,015	(38,705)
Lord Abbett Bond Debenture Fund	106,331	465,607	(359,276)
Lord Abbett Growth and Income Fund	87,516	1,030,120	(942,604)
Lord Abbett Classic Stock Fund	10,822	64,435	(53,613)
MFS® Core Equity Fund+	360	75,099	(74,739)
MFS® Growth Fund	8,223	11,230	(3,007)
MFS® Investors Growth Stock Fund+	—	36,244	(36,244)
MFS® Investors Trust Fund	4,952	5,917	(965)
MFS® Total Return Fund	6,300	41,409	(35,109)
MFS® Value Fund	22	46	(24)
Invesco V.I. Equity and Income Fund	18	56,145	(56,127)
UIF Core Plus Fixed Income Portfolio	18,539	66,568	(48,029)
UIF Emerging Markets Debt Portfolio	1,143	3,895	(2,752)
UIF Emerging Markets Equity Portfolio	57,932	210,320	(152,388)
UIF Growth Portfolio	11,651	102,448	(90,797)
UIF Mid Cap Growth Portfolio	9,182	69,807	(60,625)
Invesco V.I. American Value Fund	16,171	91,448	(75,277)
Morgan Stanley Mid Cap Growth Portfolio	305	8,351	(8,046)
Morgan Stanley Money Market Portfolio	71,577	176,542	(104,965)
Invesco V.I. Equally-Weighted S&P 500 Fund	17,658	34,115	(16,457)
UIF Small Company Growth Portfolio	256	1,083	(827)
UIF Global Franchise Portfolio	15	897	(882)
Oppenheimer Discovery Mid Cap Growth Fund/VA	51,857	54,111	(2,254)
Oppenheimer Capital Appreciation Fund/VA	90,084	435,619	(345,535)
Oppenheimer Global Fund/VA	115,272	1,201,964	(1,086,692)
Oppenheimer Main Street Fund®/VA	19,457	74,267	(54,810)
Oppenheimer Main Street Small Cap Fund/VA	93,314	464,777	(371,463)
Putnam VT Diversified Income Fund	59,739	278,861	(219,122)
Putnam VT Global Asset Allocation Fund	4,343	26,380	(22,037)
Putnam VT Growth and Income Fund	3,940	21,957	(18,017)
Putnam VT International Value Fund	36,465	98,203	(61,738)
Putnam VT International Equity Fund	161,897	436,815	(274,918)
Putnam VT Investors Fund	40,522	336,113	(295,591)
Putnam VT Multi-Cap Growth Fund	15,450	50,798	(35,348)
Putnam VT Small Cap Value Fund	28,640	156,534	(127,894)
Putnam VT George Putnam Balanced Fund	20,341	57,812	(37,471)
Putnam VT Voyager Fund	12,912	55,195	(42,283)
Putnam VT Equity Income Fund	29,293	73,584	(44,291)
Pioneer Fund VCT Portfolio	506	16,698	(16,192)
Invesco V.I. Growth and Income Fund	21,850	196,918	(175,068)
Invesco V.I. Comstock Fund	51,529	252,629	(201,100)
Invesco V.I. American Franchise Fund	2,783	80	2,703
Invesco V.I. Mid Cap Growth Fund	4,358	4,584	(226)
Wells Fargo VT Intrinsic Value Fund+	28	65	(37)
Wells Fargo VT International Equity Fund+	83,781	363,421	(279,640)
Wells Fargo VT Small Cap Growth Fund+	12,155	37,197	(25,042)
Wells Fargo VT Small Cap Value Fund+	27,253	79,099	(51,846)
Wells Fargo VT Opportunity Fund+	8,781	13,918	(5,137)
UIF Global Infrastructure Portfolio	3,149	25,869	(22,720)
HIMCO VIT Index Fund	508,296	1,285,560	(777,264)
HIMCO VIT American Funds Bond Fund	94	141	(47)
HIMCO VIT American Funds Global Small Capitalization Fund	—	—	—
HIMCO VIT American Funds Growth Fund	11	58	(47)
HIMCO VIT American Funds International Fund	72	60	12
MFS® Core Equity Portfolio+	44,216	1,634	42,582
MFS® Massachusetts Investors Growth Stock Portfolio+	42,613	11,672	30,941

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2014 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	61,696	450,259	(388,563)
AllianceBernstein VPS International Value Portfolio	360,208	1,377,456	(1,017,248)
AllianceBernstein VPS Small/Mid Cap Value Portfolio	67,656	263,094	(195,438)
AllianceBernstein VPS Value Portfolio	34,666	737,802	(703,136)
AllianceBernstein VPS International Growth Portfolio	32,344	126,241	(93,897)
Invesco V.I. Government Securities Fund	5,535	8,084	(2,549)
Invesco V.I. High Yield Fund	4,649	11,996	(7,347)
Invesco V.I. International Growth Fund	31	29	2
Invesco V.I. Diversified Dividend Fund	11,735	91,927	(80,192)
Invesco V.I. Money Market Fund	4,171,068	3,976,474	194,594
American Funds Global Growth Fund	5,061	44,803	(39,742)
American Funds Growth Fund	45,928	252,900	(206,972)
American Funds Growth-Income Fund	35,609	200,281	(164,672)
American Funds International Fund	13,071	76,081	(63,010)
American Funds Global Small Capitalization Fund	3,503	24,512	(21,009)
Sterling Capital Equity Income VIF	95,580	333,720	(238,140)
Sterling Capital Special Opportunities VIF	108,425	975,323	(866,898)
Sterling Capital Total Return Bond VIF	19,858	820,849	(800,991)
Wells Fargo Advantage VT Omega Growth Fund	7,687	188,709	(181,022)
Fidelity® VIP Equity-Income Portfolio	112,083	788,850	(676,767)
Fidelity® VIP Growth Portfolio	86,957	310,386	(223,429)
Fidelity® VIP Contrafund® Portfolio	232,026	3,399,924	(3,167,898)
Fidelity® VIP Mid Cap Portfolio	96,431	868,638	(772,207)
Fidelity® VIP Value Strategies Portfolio	30,570	132,103	(101,533)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	51,921	99,239	(47,318)
Franklin Income VIP Fund	40	165	(125)
Franklin Small-Mid Cap Growth VIP Fund	5,782	43,011	(37,229)
Franklin Small Cap Value VIP Fund	17	13	4
Franklin Strategic Income VIP Fund	10,047	63,519	(53,472)
Franklin Mutual Shares VIP Fund	15,219	58,033	(42,814)
Templeton Developing Markets VIP Fund	597	5,230	(4,633)
Templeton Growth VIP Fund	3,102	21,660	(18,558)
Templeton Global Bond VIP Fund	—	2	(2)
Hartford Balanced HLS Fund	1,261,488	3,588,860	(2,327,372)
Hartford Total Return Bond HLS Fund	4,560,477	40,846,291	(36,285,814)
Hartford Capital Appreciation HLS Fund	204,497	834,324	(629,827)
Hartford Dividend and Growth HLS Fund	1,678,543	20,940,671	(19,262,128)
Hartford Global Research HLS Fund	8,800	91,413	(82,613)
Hartford Global Growth HLS Fund	585,886	1,015,969	(430,083)
Hartford Disciplined Equity HLS Fund	579,518	17,461,230	(16,881,712)
Hartford Growth HLS Fund	300,451	4,948,495	(4,648,044)
Hartford Growth Opportunities HLS Fund	3,119,445	4,354,232	(1,234,787)
Hartford High Yield HLS Fund	847,419	4,917,772	(4,070,353)
Hartford Index HLS Fund	715,107	5,164,061	(4,448,954)
Hartford International Opportunities HLS Fund	2,144,636	8,894,725	(6,750,089)
Hartford Small/Mid Cap Equity HLS Fund	10,106	105,184	(95,078)
Hartford MidCap Value HLS Fund	74,431	92,061	(17,630)
Hartford Ultrashort Bond HLS Fund	5,889,343	13,617,232	(7,727,889)
Hartford Small Company HLS Fund	427,707	2,501,925	(2,074,218)
Hartford SmallCap Growth HLS Fund	541,994	3,295,636	(2,753,642)
Hartford Stock HLS Fund	165,462	1,653,818	(1,488,356)
Hartford U.S. Government Securities HLS Fund	6,292,210	20,427,188	(14,134,978)
Hartford Value HLS Fund	268,205	6,143,281	(5,875,076)
American Funds Bond HLS Fund	138	1,459	(1,321)
American Funds Global Small Capitalization HLS Fund	—	7	(7)
American Funds Growth HLS Fund	24	715	(691)
American Funds International HLS Fund	39	643	(604)
Huntington VA Income Equity Fund	2,779	712,777	(709,998)
Huntington VA Dividend Capture Fund	450,414	580,455	(130,041)
Huntington VA Growth Fund	4,727	896,443	(891,716)
Huntington VA Mid Corp America Fund	5,019	1,105,856	(1,100,837)
Huntington VA Rotating Markets Fund	527	375,566	(375,039)
Huntington VA International Equity Fund	4,205	42,067	(37,862)
Huntington VA Mortgage Securities Fund	1,331	69,671	(68,340)
Huntington VA Situs Fund	1,174,880	912,067	262,813
Lord Abbett Fundamental Equity Fund	12,991	197,799	(184,808)
Lord Abbett Calibrated Dividend Growth Fund	46,382	90,015	(43,633)
Lord Abbett Bond Debenture Fund	152,258	705,790	(553,532)
Lord Abbett Growth and Income Fund	144,099	1,711,622	(1,567,523)
Lord Abbett Classic Stock Fund	14,299	82,440	(68,141)
MFS® Core Equity Fund	470	3,360	(2,890)
MFS® Growth Fund	3,181	3,191	(10)
MFS® Investors Growth Stock Fund	1,579	2,738	(1,159)
MFS® Investors Trust Fund	143	9,551	(9,408)
MFS® Total Return Fund	17,580	63,719	(46,139)
MFS® Value Fund	15	64	(49)
Invesco V.I. Equity and Income Fund	2,821	32,154	(29,333)
UIF Core Plus Fixed Income Portfolio	22,189	143,562	(121,373)
UIF Emerging Markets Debt Portfolio	1,718	2,316	(598)
UIF Emerging Markets Equity Portfolio	75,979	303,779	(227,800)
UIF Growth Portfolio	4,650	122,338	(117,688)
UIF Mid Cap Growth Portfolio	21,819	106,418	(84,599)
Invesco V.I. American Value Fund	27,392	169,770	(142,378)
Morgan Stanley Mid Cap Growth Portfolio	3,114	20,187	(17,073)
Morgan Stanley Money Market Portfolio	31,056	157,538	(126,482)
Morgan Stanley Global Infrastructure Portfolio	1,370	95,073	(93,703)
Invesco V.I. Equally-Weighted S&P 500 Fund	8,063	39,147	(31,084)
UIF Small Company Growth Portfolio	823	1,200	(377)
UIF Global Franchise Portfolio	261	2,499	(2,238)
Oppenheimer Discovery Mid Cap Growth Fund/VA	11,494	137,509	(126,015)
Oppenheimer Capital Appreciation Fund/VA	81,130	656,877	(575,747)
Oppenheimer Global Fund/VA	149,764	1,757,041	(1,607,277)
Oppenheimer Main Street Fund®/VA	13,879	116,025	(102,146)
Oppenheimer Main Street Small Cap Fund/VA	87,211	601,939	(514,728)
Putnam VT Diversified Income Fund	83,500	462,908	(379,408)
Putnam VT Global Asset Allocation Fund	13,235	90,663	(77,428)
Putnam VT Growth and Income Fund	21,913	66,472	(44,559)
Putnam VT International Value Fund	67,469	143,702	(76,233)
Putnam VT International Equity Fund	139,895	479,457	(339,562)
Putnam VT Investors Fund	38,476	477,870	(439,394)
Putnam VT Multi-Cap Growth Fund	16,243	92,252	(76,009)
Putnam VT Small Cap Value Fund	36,427	213,873	(177,446)
Putnam VT George Putnam Balanced Fund	23,999	58,480	(34,481)
Putnam VT Voyager Fund	8,498	50,357	(41,859)
Putnam VT Equity Income Fund	26,887	138,936	(112,049)
Pioneer Fund VCT Portfolio	—	10,918	(10,918)
Invesco V.I. Growth and Income Fund	30,276	295,348	(265,072)
Invesco V.I. Comstock Fund	43,371	481,752	(438,381)
Invesco V.I. American Franchise Fund	1,245	6,229	(4,984)
Invesco V.I. Mid Cap Growth Fund	—	642	(642)
Wells Fargo Advantage VT Intrinsic Value Fund	6	92	(86)
Wells Fargo Advantage VT International Equity Fund	139,726	343,490	(203,764)
Wells Fargo Advantage VT Small Cap Growth Fund	18,552	35,604	(17,052)
Wells Fargo Advantage VT Small Cap Value Fund	36,540	121,745	(85,205)
Wells Fargo Advantage VT Opportunity Fund	354	3,455	(3,101)
UIF Global Infrastructure Portfolio	204,439	24,206	180,233
HIMCO VIT Index Fund	4,192,479	324,609	3,867,870
HIMCO VIT American Funds Bond Fund	1,366	7	1,359
HIMCO VIT American Funds Global Small Capitalization Fund	7	—	7
HIMCO VIT American Funds Growth Fund	656	3	653
HIMCO VIT American Funds International Fund	621	3	618

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units as of and for the period ended December 31, 2015. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Wealth Strategy Portfolio+
2015	1,125,851	$15.811075	to	$16.603994	$16,461,017	0.75%	to	2.65%	1.99%	to	2.27%	(1.36)%	to	0.54%
2014	1,423,024	$15.726627	to	$16.832190	$20,789,994	0.75%	to	2.65%	2.03%	to	2.41%	4.31%	to	6.31%
2013	1,811,587	$14.793271	to	$16.136849	$25,099,009	0.75%	to	2.65%	1.89%	to	3.11%	13.23%	to	15.40%
2012	2,986,971	$12.818616	to	$14.250834	$36,373,989	0.75%	to	2.65%	1.91%	to	1.92%	10.41%	to	12.53%
2011	3,444,646	$11.391416	to	$12.906986	$37,539,257	0.75%	to	2.65%	2.28%	to	3.43%	(5.59)%	to	(3.78)%
AB VPS International Value Portfolio+
2015	3,732,892	$10.418047	to	$13.352956	$35,983,429	0.75%	to	2.65%	1.87%	to	2.18%	(0.28)%	to	1.64%
2014	4,637,248	$10.250283	to	$13.390051	$44,263,036	0.75%	to	2.65%	3.43%	to	3.43%	(8.91)%	to	(7.16)%
2013	5,654,496	$11.040717	to	$14.699331	$58,441,869	0.75%	to	2.65%	5.71%	to	8.17%	19.52%	to	21.81%
2012	9,220,407	$9.063687	to	$12.298405	$78,884,822	0.75%	to	2.65%	1.05%	to	1.43%	0.11%	to	13.34%
2011	10,182,361	$7.996803	to	$11.058787	$77,379,447	0.75%	to	2.65%	4.00%	to	4.92%	(21.55)%	to	(20.04)%
AB VPS Small/Mid Cap Value Portfolio+
2015	470,465	$19.860053	to	$25.069506	$8,913,566	0.95%	to	2.65%	0.52%	to	0.56%	(8.16)%	to	(6.59)%
2014	609,235	$21.682602	to	$27.297415	$12,339,540	0.75%	to	2.65%	0.29%	to	0.53%	6.10%	to	8.13%
2013	804,673	$20.051917	to	$25.728586	$15,164,912	0.75%	to	2.65%	0.42%	to	0.46%	34.04%	to	36.61%
2012	1,029,364	$14.678471	to	$19.194614	$14,265,092	0.75%	to	2.65%	0.25%	to	0.30%	15.37%	to	17.58%
2011	1,212,959	$12.483330	to	$16.637043	$14,407,682	0.75%	to	2.65%	0.25%	to	0.27%	(11.01)%	to	(9.30)%
AB VPS Value Portfolio+
2015	1,532,161	$13.846769	to	$18.206480	$19,694,311	0.75%	to	2.65%	1.86%	to	1.88%	(9.60)%	to	(7.86)%
2014	1,898,959	$15.028554	to	$20.139748	$26,622,085	0.75%	to	2.65%	0.93%	to	1.58%	7.88%	to	9.95%
2013	2,602,095	$13.668974	to	$18.669017	$33,359,556	0.75%	to	2.65%	2.01%	to	2.01%	32.93%	to	35.47%
2012	4,232,281	$10.089941	to	$14.044706	$40,348,899	0.75%	to	2.65%	1.56%	to	1.72%	12.52%	to	14.68%
2011	5,250,860	$8.798492	to	$12.481891	$43,936,888	0.75%	to	2.65%	1.16%	to	1.19%	(6.29)%	to	(4.50)%
AB VPS International Growth Portfolio+
2015	265,469	$8.125997	to	$14.773588	$2,126,281	1.15%	to	2.65%	0.06%	to	0.06%	(4.73)%	to	(3.29)%
2014	339,990	$8.402728	to	$15.507732	$2,822,447	1.15%	to	2.65%	—	to	—	(3.99)%	to	(2.54)%
2013	433,887	$8.621927	to	$16.152775	$3,700,526	1.15%	to	2.65%	0.73%	to	1.04%	10.36%	to	12.03%
2012	607,629	$7.860671	to	$14.636537	$4,607,546	0.75%	to	2.65%	—	to	1.51%	12.22%	to	14.38%
2011	696,673	$6.403907	to	$6.872697	$4,659,139	0.75%	to	2.40%	2.63%	to	2.69%	(18.04)%	to	(16.67)%
Invesco V.I. Government Securities Fund
2015	20,856	$9.758957	to	$10.237997	$208,597	1.60%	to	2.60%	1.98%	to	2.01%	(2.51)%	to	(1.53)%
2014	22,886	$10.009909	to	$10.396762	$233,483	1.60%	to	2.60%	2.71%	to	2.97%	1.22%	to	2.23%
2013	25,435	$9.889723	to	$10.169723	$254,307	1.60%	to	2.60%	3.33%	to	3.33%	(5.35)%	to	(4.40)%
2012	27,156	$10.448508	to	$10.637388	$285,643	1.60%	to	2.60%	2.87%	to	2.95%	(0.40)%	to	0.60%
2011	29,353	$10.490959	to	$10.574332	$308,891	1.60%	to	2.60%	—	to	—	4.91%	to	5.74%
Invesco V.I. High Yield Fund
2015	29,157	$10.600835	to	$11.418085	$325,431	1.30%	to	2.85%	5.26%	to	5.41%	(5.89)%	to	(4.42)%
2014	35,224	$11.264023	to	$11.945739	$412,882	1.30%	to	2.85%	3.49%	to	4.50%	(1.13)%	to	0.41%
2013	42,571	$11.392973	to	$11.896653	$500,203	1.30%	to	2.85%	4.91%	to	5.04%	4.00%	to	5.63%
2012	57,899	$10.954583	to	$11.262984	$647,966	1.30%	to	2.85%	5.02%	to	5.16%	13.88%	to	15.66%
2011	68,991	$9.638218	to	$9.737940	$669,986	1.30%	to	2.60%	—	to	—	(3.62)%	to	(2.62)%
Invesco V.I. International Growth Fund
2015	447	$11.290875	to	$11.290875	$5,049	1.00%	to	1.00%	1.28%	to	1.28%	(3.58)%	to	(3.58)%
2014	437	$11.710671	to	$11.710671	$5,119	1.00%	to	1.00%	1.36%	to	1.36%	(0.91)%	to	(0.91)%
2013	435	$11.817709	to	$11.817709	$5,139	1.00%	to	1.00%	1.09%	to	1.09%	17.54%	to	17.54%
2012	438	$10.054472	to	$10.054472	$4,409	1.00%	to	1.00%	1.33%	to	1.33%	14.11%	to	14.11%
2011	434	$8.811351	to	$8.811351	$3,823	1.00%	to	1.00%	1.14%	to	1.14%	(7.92)%	to	(7.92)%
Invesco V.I. Diversified Dividend Fund
2015	400,359	$15.519429	to	$16.519903	$6,556,370	1.30%	to	2.35%	1.50%	to	1.71%	(0.55)%	to	0.75%
2014	463,286	$15.605073	to	$16.397210	$7,549,114	1.30%	to	2.35%	1.48%	to	1.64%	9.92%	to	11.37%
2013	543,478	$14.216374	to	$14.723123	$7,965,940	1.30%	to	2.30%	1.80%	to	2.11%	27.79%	to	29.34%
2012	675,058	$11.124422	to	$11.382896	$7,661,492	1.30%	to	2.30%	1.88%	to	2.02%	15.68%	to	17.19%
2011	761,606	$9.616628	to	$9.712980	$7,388,440	1.30%	to	2.30%	—	to	—	(3.83)%	to	(2.87)%
Invesco V.I. Money Market Fund
2015	1,444,398	$9.340974	to	$9.710915	$13,931,946	1.15%	to	2.65%	0.01%	to	0.01%	(2.60)%	to	(1.13)%
2014	1,005,064	$9.590792	to	$9.822170	$9,820,411	1.15%	to	2.65%	0.01%	to	0.01%	(2.60)%	to	(1.13)%
2013	810,470	$9.847066	to	$9.934467	$8,037,869	1.15%	to	2.65%	0.01%	to	0.01%	(1.53)%	to	(0.66)%
American Funds Global Growth Fund
2015	89,708	$21.837710	to	$24.863455	$1,710,918	1.40%	to	2.85%	0.98%	to	0.99%	3.93%	to	5.45%
2014	109,015	$21.011536	to	$23.578378	$1,956,491	1.40%	to	2.85%	1.02%	to	1.13%	(0.56)%	to	0.89%
2013	148,757	$2.469409	to	$21.130260	$2,607,786	1.30%	to	2.85%	1.13%	to	1.28%	25.55%	to	27.51%
2012	189,124	$1.936644	to	$16.830177	$2,649,774	1.30%	to	2.85%	0.87%	to	0.93%	19.12%	to	20.98%
2011	225,660	$1.600797	to	$14.216391	$2,626,490	1.30%	to	2.65%	1.32%	to	1.33%	(11.27)%	to	(10.06)%
American Funds Growth Fund
2015	609,404	$2.198808	to	$23.832271	$10,242,841	1.30%	to	2.85%	0.59%	to	0.59%	3.86%	to	5.48%
2014	754,756	$2.084619	to	$22.947533	$11,875,990	1.30%	to	2.85%	0.76%	to	0.94%	5.46%	to	7.11%
2013	961,728	$1.946294	to	$21.759453	$14,170,559	1.30%	to	2.85%	0.77%	to	1.01%	26.45%	to	28.42%
2012	1,233,386	$1.515544	to	$17.208192	$13,440,166	1.30%	to	2.85%	0.78%	to	0.79%	14.58%	to	16.37%
2011	1,547,942	$1.302357	to	$15.111751	$14,474,721	1.30%	to	2.65%	0.61%	to	0.71%	(6.78)%	to	(5.51)%
American Funds Growth-Income Fund
2015	391,854	$20.379011	to	$21.262565	$7,614,982	1.40%	to	2.85%	1.28%	to	1.30%	(1.40)%	to	0.04%
2014	476,071	$20.370001	to	$21.563654	$9,265,694	1.40%	to	2.85%	1.26%	to	1.45%	7.53%	to	9.10%
2013	640,743	$1.792918	to	$20.054357	$11,310,530	1.30%	to	2.85%	1.39%	to	1.56%	29.75%	to	31.78%
2012	795,850	$1.360573	to	$15.456025	$10,766,538	1.30%	to	2.85%	1.58%	to	1.65%	14.18%	to	15.97%
2011	924,439	$1.173261	to	$13.620293	$10,870,289	1.30%	to	2.65%	1.57%	to	1.80%	(4.40)%	to	(3.10)%
American Funds International Fund
2015	271,162	$1.941823	to	$15.728038	$3,043,456	1.30%	to	2.65%	1.49%	to	1.50%	(7.02)%	to	(5.76)%
2014	318,607	$2.060495	to	$16.916233	$3,874,777	1.30%	to	2.65%	1.22%	to	1.38%	(5.20)%	to	(3.91)%
2013	381,617	$2.144357	to	$17.844050	$4,928,583	1.30%	to	2.65%	1.21%	to	1.57%	18.46%	to	20.06%
2012	476,141	$1.786016	to	$15.063959	$4,889,454	1.30%	to	2.65%	1.52%	to	1.52%	14.82%	to	16.38%
2011	583,061	$1.534576	to	$8.695755	$5,339,390	1.30%	to	2.60%	1.46%	to	1.70%	(16.18)%	to	(15.08)%
American Funds Global Small Capitalization Fund
2015	41,718	$16.147906	to	$26.187286	$874,762	1.40%	to	2.60%	—	to	—	(2.31)%	to	(1.13)%
2014	48,498	$16.529484	to	$26.486124	$1,029,506	1.40%	to	2.60%	0.11%	to	0.12%	(0.50)%	to	0.70%
2013	69,507	$2.573031	to	$16.612350	$1,428,346	1.30%	to	2.60%	0.87%	to	0.87%	24.99%	to	26.62%
2012	81,461	$2.032043	to	$13.291116	$1,351,268	1.30%	to	2.60%	1.34%	to	1.35%	15.15%	to	16.65%
2011	93,099	$1.741965	to	$11.542805	$1,318,829	1.30%	to	2.60%	1.22%	to	1.38%	(21.22)%	to	(20.19)%
Wells Fargo VT Omega Growth Fund+
2015	157,461	$1.838614	to	$18.693507	$272,798	1.15%	to	2.35%	—	to	—	(1.01)%	to	0.46%
2014	209,390	$1.830205	to	$18.884237	$326,967	1.15%	to	2.35%	—	to	—	1.45%	to	2.90%
2013	390,412	$1.778660	to	$18.775195	$575,206	1.15%	to	2.10%	0.14%	to	0.39%	36.98%	to	38.61%
2012	314,745	$1.283169	to	$13.706611	$334,346	1.15%	to	2.10%	—	to	—	17.89%	to	19.38%
2011	268,500	$1.074886	to	$11.626618	$237,648	1.15%	to	2.10%	—	to	—	(7.50)%	to	(6.44)%
Fidelity® VIP Equity-Income Portfolio
2015	1,959,871	$15.728413	to	$19.875997	$28,626,712	0.75%	to	2.65%	2.91%	to	2.94%	(6.74)%	to	(4.95)%
2014	2,427,012	$16.548180	to	$21.313215	$37,471,382	0.75%	to	2.65%	2.59%	to	4.08%	5.64%	to	7.67%
2013	3,103,779	$15.369493	to	$20.174847	$44,773,417	0.75%	to	2.65%	2.26%	to	2.63%	24.49%	to	26.87%
2012	4,485,437	$12.114138	to	$16.206500	$51,368,415	0.75%	to	2.65%	2.60%	to	4.06%	14.00%	to	16.18%
2011	5,290,329	$10.426975	to	$14.216816	$52,466,826	0.75%	to	2.65%	2.33%	to	2.60%	(1.98)%	to	(0.10)%
Fidelity® VIP Growth Portfolio
2015	664,912	$20.661849	to	$24.479261	$12,795,350	0.75%	to	2.65%	0.03%	to	0.03%	4.11%	to	6.11%
2014	807,295	$19.472927	to	$23.513215	$14,691,660	0.75%	to	2.65%	—	to	—	8.11%	to	10.18%
2013	1,030,724	$17.673176	to	$21.749400	$17,109,519	0.75%	to	2.65%	0.04%	to	0.05%	32.45%	to	34.98%
2012	1,469,410	$11.504099	to	$13.092760	$18,198,873	0.75%	to	2.40%	0.35%	to	0.38%	11.69%	to	13.55%
2011	1,639,625	$10.299916	to	$11.530588	$18,007,554	0.75%	to	2.40%	0.12%	to	0.13%	(2.40)%	to	(0.78)%
Fidelity® VIP Contrafund® Portfolio
2015	7,467,031	$20.805337	to	$22.274932	$144,158,473	0.75%	to	2.65%	0.63%	to	0.79%	(2.21)%	to	(0.33)%
2014	9,366,730	$20.875230	to	$22.778566	$182,657,570	0.75%	to	2.65%	0.69%	to	0.74%	8.73%	to	10.82%
2013	12,534,628	$18.837029	to	$20.948770	$222,033,206	0.75%	to	2.65%	0.73%	to	1.50%	27.53%	to	29.97%
2012	19,005,136	$14.492862	to	$16.426531	$261,269,896	0.75%	to	2.65%	1.11%	to	1.14%	13.10%	to	15.27%
2011	22,202,373	$12.572635	to	$14.523280	$266,359,398	0.75%	to	2.65%	0.77%	to	0.91%	(5.33)%	to	(3.51)%
Fidelity® VIP Mid Cap Portfolio
2015	1,966,002	$21.262265	to	$22.671318	$38,657,132	0.75%	to	2.65%	0.25%	to	0.25%	(4.20)%	to	(2.36)%
2014	2,407,199	$21.776994	to	$23.665706	$48,829,073	0.75%	to	2.65%	0.01%	to	0.02%	3.26%	to	5.24%
2013	3,179,406	$20.692786	to	$22.918925	$61,707,841	0.75%	to	2.65%	0.30%	to	0.36%	32.32%	to	34.85%
2012	4,523,657	$15.344540	to	$17.321033	$65,564,151	0.75%	to	2.65%	0.34%	to	0.42%	11.57%	to	13.71%
2011	5,348,734	$13.494815	to	$15.525131	$68,616,762	0.75%	to	2.65%	0.02%	to	0.03%	(13.19)%	to	(11.52)%
Fidelity® VIP Value Strategies Portfolio
2015	270,703	$14.836220	to	$17.081897	$4,488,944	1.15%	to	2.45%	0.73%	to	0.74%	(5.53)%	to	(4.30)%
2014	367,647	$15.705344	to	$17.848928	$6,353,852	1.15%	to	2.45%	0.65%	to	0.68%	3.93%	to	5.30%
2013	469,180	$15.110743	to	$16.951327	$7,724,799	1.15%	to	2.45%	0.56%	to	0.70%	27.03%	to	28.70%
2012	648,504	$11.894946	to	$13.171593	$8,317,322	1.15%	to	2.45%	0.37%	to	0.39%	23.99%	to	25.61%
2011	672,411	$9.593403	to	$10.630369	$6,879,588	0.95%	to	2.45%	0.73%	to	0.76%	(11.24)%	to	(9.90)%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2015	153,062	$13.573112	to	$15.560550	$2,290,791	0.75%	to	2.40%	0.60%	to	0.61%	(1.37)%	to	0.27%
2014	211,736	$13.761872	to	$15.518699	$3,164,250	0.75%	to	2.40%	0.21%	to	0.22%	8.04%	to	9.83%
2013	259,054	$12.738293	to	$14.129404	$3,519,676	0.75%	to	2.40%	0.10%	to	0.12%	34.98%	to	37.22%
2012	322,643	$9.437406	to	$10.081592	$3,222,001	1.15%	to	2.40%	0.19%	to	0.75%	19.35%	to	20.85%
2011	107,897	$7.907296	to	$8.342186	$890,492	1.15%	to	2.40%	—	to	—	(5.08)%	to	(3.88)%
Franklin Income VIP Fund
2015	3,335	$13.153007	to	$13.153007	$43,864	1.00%	to	1.00%	4.67%	to	4.67%	(8.07)%	to	(8.07)%
2014	3,712	$14.307628	to	$14.307628	$53,106	1.00%	to	1.00%	4.75%	to	4.75%	3.48%	to	3.48%
2013	3,837	$13.826165	to	$13.826165	$53,050	1.00%	to	1.00%	6.03%	to	6.03%	12.72%	to	12.72%
2012	3,509	$12.265726	to	$12.265726	$43,037	1.00%	to	1.00%	6.31%	to	6.31%	11.44%	to	11.44%
2011	3,514	$11.006459	to	$11.006459	$38,675	1.00%	to	1.00%	5.63%	to	5.63%	1.27%	to	1.27%
Franklin Small-Mid Cap Growth VIP Fund
2015	100,371	$1.885939	to	$22.999750	$1,275,212	1.30%	to	2.85%	—	to	—	(5.39)%	to	(3.91)%
2014	113,266	$1.962775	to	$24.310895	$1,529,275	1.30%	to	2.85%	—	to	—	4.45%	to	6.08%
2013	150,495	$1.850212	to	$23.274741	$1,933,479	1.30%	to	2.85%	—	to	—	34.28%	to	36.37%
2012	220,382	$1.356754	to	$17.333549	$1,868,799	1.30%	to	2.85%	—	to	—	7.74%	to	9.42%
2011	241,648	$1.239954	to	$7.211385	$1,910,667	1.30%	to	2.60%	—	to	—	(7.28)%	to	(6.06)%
Franklin Small Cap Value VIP Fund
2015	166	$15.217357	to	$15.579506	$2,580	1.00%	to	1.30%	0.52%	to	0.53%	(8.71)%	to	(8.44)%
2014	168	$16.670010	to	$17.015591	$2,856	1.00%	to	1.30%	0.47%	to	0.48%	(0.82)%	to	(0.52)%
2013	164	$16.807858	to	$17.104876	$2,793	1.00%	to	1.30%	1.16%	to	1.18%	34.37%	to	34.77%
2012	187	$12.508989	to	$12.691933	$2,366	1.00%	to	1.30%	0.68%	to	0.70%	16.74%	to	17.09%
2011	198	$10.715206	to	$10.839361	$2,139	1.00%	to	1.30%	0.56%	to	0.59%	(5.11)%	to	(4.83)%
Franklin Strategic Income VIP Fund
2015	187,204	$1.990835	to	$17.585840	$3,457,027	1.30%	to	2.60%	6.46%	to	6.48%	(6.09)%	to	(4.86)%
2014	199,541	$2.092629	to	$18.726951	$3,903,832	1.30%	to	2.60%	5.89%	to	6.00%	(0.50)%	to	0.80%
2013	253,013	$2.075988	to	$18.821082	$5,044,298	1.30%	to	2.60%	5.80%	to	5.96%	0.87%	to	2.19%
2012	312,575	$2.031588	to	$18.659514	$6,130,266	1.30%	to	2.60%	6.24%	to	7.60%	10.22%	to	11.66%
2011	393,924	$1.819437	to	$16.929437	$6,444,170	1.30%	to	2.60%	5.90%	to	6.10%	0.14%	to	1.45%
Franklin Mutual Shares VIP Fund
2015	207,124	$12.901695	to	$17.751543	$3,450,741	1.00%	to	2.65%	2.73%	to	3.10%	(7.42)%	to	(5.99)%
2014	229,042	$13.724472	to	$19.174988	$4,138,535	1.00%	to	2.65%	1.87%	to	2.03%	4.32%	to	5.98%
2013	271,856	$12.950382	to	$18.380844	$4,735,663	1.00%	to	2.65%	1.97%	to	2.10%	24.91%	to	26.78%
2012	413,959	$10.214946	to	$14.715436	$4,931,255	1.00%	to	2.65%	1.25%	to	1.96%	11.26%	to	13.06%
2011	495,836	$9.034795	to	$13.226486	$5,529,443	1.00%	to	2.65%	2.29%	to	2.63%	(3.63)%	to	(2.10)%
Templeton Developing Markets VIP Fund
2015	22,488	$14.359175	to	$15.936425	$344,334	1.40%	to	2.60%	1.73%	to	2.47%	(21.49)%	to	(20.54)%
2014	26,890	$18.290459	to	$20.056973	$519,886	1.40%	to	2.60%	1.72%	to	1.74%	(10.45)%	to	(9.37)%
2013	31,523	$20.424532	to	$22.129811	$677,865	1.40%	to	2.60%	1.31%	to	2.42%	(3.28)%	to	(2.12)%
2012	64,785	$2.962340	to	$21.117804	$1,100,425	1.30%	to	2.60%	1.66%	to	1.66%	10.49%	to	11.94%
2011	74,705	$2.646401	to	$19.112314	$1,187,502	1.30%	to	2.60%	1.23%	to	1.23%	(17.84)%	to	(16.76)%
Templeton Growth VIP Fund
2015	52,479	$11.119593	to	$12.775243	$750,672	1.00%	to	2.60%	2.17%	to	2.55%	(8.89)%	to	(7.48)%
2014	69,703	$12.017938	to	$14.021483	$1,076,449	1.00%	to	2.60%	1.22%	to	1.35%	(5.31)%	to	(3.85)%
2013	88,261	$12.498834	to	$14.807825	$1,441,373	1.00%	to	2.60%	1.73%	to	2.63%	27.47%	to	29.34%
2012	119,345	$9.663708	to	$11.617139	$1,504,780	1.00%	to	2.60%	1.95%	to	2.05%	17.96%	to	19.82%
2011	146,505	$8.065299	to	$9.848286	$1,561,871	1.00%	to	2.60%	1.26%	to	1.35%	(9.37)%	to	(8.07)%
Templeton Global Bond VIP Fund
2015	184	$13.795116	to	$13.795116	$2,538	1.30%	to	1.30%	7.57%	to	7.57%	(5.63)%	to	(5.63)%
2014	186	$14.617491	to	$14.617491	$2,716	1.30%	to	1.30%	4.81%	to	4.81%	0.38%	to	0.38%
2013	188	$14.562132	to	$14.562132	$2,732	1.30%	to	1.30%	4.51%	to	4.51%	0.22%	to	0.22%
2012	190	$14.529591	to	$14.529591	$2,754	1.30%	to	1.30%	6.13%	to	6.13%	13.48%	to	13.48%
2011	192	$12.803269	to	$12.803269	$2,453	1.30%	to	1.30%	5.41%	to	5.41%	(2.24)%	to	(2.24)%
Hartford Balanced HLS Fund
2015	9,228,957	$1.834460	to	$19.114579	$19,942,987	0.75%	to	2.65%	1.84%	to	1.88%	(2.44)%	to	(0.57)%
2014	11,074,160	$1.844993	to	$19.593127	$23,311,264	0.75%	to	2.65%	1.88%	to	3.24%	6.92%	to	8.97%
2013	13,401,532	$1.693116	to	$18.325111	$25,977,616	0.75%	to	2.65%	0.48%	to	1.86%	18.02%	to	20.28%
2012	17,408,945	$1.407604	to	$15.527004	$27,935,620	0.75%	to	2.65%	3.02%	to	8.36%	9.09%	to	11.18%
2011	19,107,296	$1.121215	to	$1.266006	$27,792,117	0.75%	to	2.45%	1.69%	to	1.89%	(0.61)%	to	1.09%
Hartford Total Return Bond HLS Fund
2015	88,003,765	$2.049512	to	$12.582460	$199,954,344	0.75%	to	2.65%	3.06%	to	3.10%	(3.19)%	to	(1.33)%
2014	112,707,938	$2.077135	to	$12.996716	$257,785,467	0.75%	to	2.65%	3.23%	to	3.52%	3.12%	to	5.10%
2013	148,993,752	$1.976410	to	$12.603646	$319,781,306	0.75%	to	2.65%	3.99%	to	4.33%	(3.94)%	to	(2.10)%
2012	163,855,724	$2.018825	to	$13.121114	$353,169,594	0.75%	to	2.65%	3.75%	to	4.18%	4.73%	to	6.73%
2011	183,410,176	$1.891466	to	$12.529041	$365,488,161	0.75%	to	2.65%	0.22%	to	0.27%	4.19%	to	6.19%
Hartford Capital Appreciation HLS Fund
2015	1,537,415	$18.838936	to	$23.259818	$27,608,712	0.75%	to	2.65%	0.87%	to	0.91%	(1.63)%	to	0.26%
2014	1,929,153	$18.789702	to	$23.644147	$34,804,184	0.75%	to	2.65%	0.91%	to	1.07%	4.50%	to	6.51%
2013	2,558,980	$17.642063	to	$22.625944	$43,623,706	0.75%	to	2.65%	0.58%	to	1.22%	35.44%	to	38.04%
2012	2,747,718	$12.780410	to	$16.704995	$34,112,617	0.75%	to	2.65%	1.35%	to	1.75%	15.25%	to	17.45%
2011	3,289,904	$10.881142	to	$14.495182	$35,016,638	0.75%	to	2.65%	0.17%	to	0.89%	(13.73)%	to	(12.07)%
Hartford Dividend and Growth HLS Fund
2015	46,703,172	$2.713886	to	$20.548219	$132,358,198	0.75%	to	2.65%	1.80%	to	1.85%	(3.74)%	to	(1.90)%
2014	58,776,627	$2.766335	to	$21.347150	$170,032,453	0.75%	to	2.65%	1.71%	to	2.19%	10.01%	to	12.12%
2013	78,038,755	$2.467388	to	$19.405426	$200,187,550	0.75%	to	2.65%	1.78%	to	4.16%	28.48%	to	30.94%
2012	117,281,388	$1.884399	to	$15.104414	$228,523,433	0.75%	to	2.65%	2.14%	to	6.07%	10.62%	to	12.74%
2011	134,897,618	$1.671386	to	$13.653929	$235,066,209	0.75%	to	2.65%	1.94%	to	4.04%	(1.33)%	to	0.56%
Hartford Global Growth HLS Fund
2015	1,633,722	$2.064124	to	$22.661555	$4,763,161	0.75%	to	2.65%	0.52%	to	0.54%	5.21%	to	7.23%
2014	1,643,131	$1.924928	to	$21.538692	$4,429,776	0.75%	to	2.65%	0.45%	to	0.54%	4.00%	to	5.99%
2013	2,073,214	$1.569587	to	$1.816121	$4,595,491	0.75%	to	2.40%	0.80%	to	1.09%	33.07%	to	35.28%
2012	3,028,273	$1.179562	to	$1.342516	$4,836,828	0.75%	to	2.40%	0.46%	to	0.56%	20.48%	to	22.48%
2011	3,353,441	$0.979038	to	$1.096068	$4,407,422	0.75%	to	2.40%	0.03%	to	0.04%	(15.93)%	to	(14.53)%
Hartford Disciplined Equity HLS Fund
2015	30,253,043	$2.173776	to	$24.883735	$72,133,113	0.75%	to	2.65%	0.75%	to	0.77%	4.04%	to	6.04%
2014	40,739,449	$2.050024	to	$23.917253	$90,248,060	0.75%	to	2.65%	0.70%	to	0.70%	13.14%	to	15.31%
2013	57,621,161	$1.777782	to	$21.138854	$108,828,366	0.75%	to	2.65%	1.05%	to	1.10%	32.27%	to	34.80%
2012	89,358,806	$1.318796	to	$15.981739	$122,678,437	0.75%	to	2.65%	1.23%	to	1.54%	14.55%	to	16.74%
2011	114,691,201	$1.129674	to	$13.952267	$134,905,100	0.75%	to	2.65%	1.11%	to	1.16%	(1.49)%	to	0.40%
Hartford Growth Opportunities HLS Fund
2015	10,843,928	$3.280131	to	$26.703369	$36,377,635	0.75%	to	2.65%	0.13%	to	0.13%	8.81%	to	10.90%
2014	13,026,999	$2.957713	to	$24.540344	$38,910,128	0.75%	to	2.65%	0.21%	to	0.21%	11.16%	to	13.29%
2013	14,261,786	$2.610723	to	$22.076719	$36,834,725	0.75%	to	2.65%	0.01%	to	0.01%	32.20%	to	34.73%
2012	17,768,644	$1.937740	to	$16.699990	$33,539,217	0.75%	to	2.65%	—	to	—	23.54%	to	25.91%
2011	21,543,458	$1.332989	to	$1.538976	$32,332,675	0.75%	to	2.45%	—	to	—	(11.08)%	to	(9.55)%
Hartford High Yield HLS Fund
2015	7,344,054	$2.181169	to	$18.847016	$16,453,010	0.75%	to	2.65%	6.57%	to	6.70%	(6.81)%	to	(5.02)%
2014	9,747,348	$2.296441	to	$20.223849	$22,955,022	0.75%	to	2.65%	7.54%	to	10.38%	(0.10)%	to	1.81%
2013	13,817,701	$2.255581	to	$20.244969	$31,499,144	0.75%	to	2.65%	7.51%	to	11.02%	3.65%	to	5.64%
2012	21,139,643	$2.135257	to	$19.532530	$44,633,083	0.75%	to	2.65%	8.44%	to	10.62%	11.32%	to	13.46%
2011	22,488,532	$1.881989	to	$17.545780	$41,503,447	0.75%	to	2.65%	8.84%	to	8.93%	1.96%	to	3.91%
Hartford International Opportunities HLS Fund
2015	22,504,734	$1.807059	to	$16.705836	$42,724,269	0.75%	to	2.65%	1.43%	to	1.46%	(0.79)%	to	1.12%
2014	28,034,383	$1.787129	to	$16.838726	$52,845,560	0.75%	to	2.65%	2.21%	to	2.23%	(6.39)%	to	(4.59)%
2013	34,784,472	$1.873156	to	$17.987985	$68,795,863	0.75%	to	2.65%	1.31%	to	2.21%	18.37%	to	20.64%
2012	38,848,212	$1.552645	to	$15.195948	$63,499,050	0.75%	to	2.65%	1.63%	to	1.87%	17.05%	to	19.30%
2011	46,839,828	$1.301482	to	$12.982010	$64,575,173	0.75%	to	2.65%	0.05%	to	0.05%	(16.23)%	to	(14.62)%
Hartford Small/Mid Cap Equity HLS Fund
2015	162,835	$14.425465	to	$25.698797	$2,278,126	0.75%	to	2.35%	1.18%	to	1.23%	(6.95)%	to	(5.45)%
2014	208,384	$15.256377	to	$27.617606	$3,102,862	0.75%	to	2.35%	1.56%	to	1.67%	2.78%	to	4.44%
2013	303,462	$14.608165	to	$26.870773	$4,308,826	0.75%	to	2.35%	0.90%	to	1.29%	34.32%	to	36.48%
2012	395,538	$10.479376	to	$20.005140	$4,113,351	1.15%	to	2.35%	0.60%	to	0.60%	13.18%	to	14.55%
2011	465,241	$8.671491	to	$9.148453	$4,225,724	1.15%	to	2.40%	—	to	—	(3.48)%	to	(2.27)%
Hartford MidCap Value HLS Fund
2015	143,948	$17.848194	to	$19.123444	$2,705,394	1.15%	to	2.40%	0.55%	to	0.58%	(3.56)%	to	(2.34)%
2014	166,025	$18.506107	to	$19.581933	$3,199,748	1.15%	to	2.40%	0.67%	to	0.68%	5.65%	to	6.98%
2013	183,655	$17.516521	to	$18.304534	$3,323,593	1.15%	to	2.40%	1.26%	to	1.28%	31.52%	to	33.17%
2012	175,870	$13.302116	to	$13.745299	$2,396,173	1.15%	to	2.45%	1.20%	to	1.23%	21.93%	to	23.52%
2011	182,754	$10.909661	to	$11.127602	$2,023,333	1.15%	to	2.45%	0.01%	to	0.01%	(10.77)%	to	(9.61)%
Hartford Ultrashort Bond HLS Fund
2015	17,032,550	$0.874729	to	$1.166551	$20,181,549	0.75%	to	2.45%	0.32%	to	0.33%	(2.30)%	to	(0.62)%
2014	22,192,074	$0.895286	to	$1.173812	$26,871,583	0.75%	to	2.45%	—	to	—	(2.32)%	to	(0.64)%
2013	29,919,963	$0.916563	to	$1.181432	$36,644,511	0.75%	to	2.45%	—	to	—	(2.42)%	to	(0.74)%
2012	50,879,052	$0.939311	to	$1.190255	$62,622,891	0.75%	to	2.45%	—	to	—	(2.42)%	to	(0.75)%
2011	54,394,103	$0.962599	to	$1.199199	$68,772,800	0.75%	to	2.45%	—	to	—	(2.42)%	to	(0.75)%
Hartford Small Company HLS Fund
2015	5,030,338	$2.601408	to	$22.097889	$14,004,223	0.75%	to	2.65%	—	to	—	(10.61)%	to	(8.90)%
2014	6,283,113	$2.855498	to	$24.721812	$19,063,359	0.75%	to	2.65%	—	to	—	4.27%	to	6.27%
2013	8,357,331	$2.686991	to	$23.709195	$23,799,611	0.75%	to	2.65%	0.08%	to	0.10%	40.61%	to	43.30%
2012	9,648,892	$1.457152	to	$1.875066	$19,201,189	0.75%	to	2.45%	—	to	—	12.84%	to	14.78%
2011	11,438,230	$1.291320	to	$1.633676	$20,063,654	0.75%	to	2.45%	—	to	—	(5.70)%	to	(4.08)%
Hartford SmallCap Growth HLS Fund
2015	4,073,368	$2.798359	to	$29.678004	$11,289,437	0.75%	to	2.65%	0.08%	to	0.08%	(3.15)%	to	(1.29)%
2014	4,692,696	$2.834928	to	$30.642715	$13,259,042	0.75%	to	2.65%	0.07%	to	0.07%	3.07%	to	5.04%
2013	7,446,338	$2.698799	to	$29.730949	$19,787,758	0.75%	to	2.65%	0.38%	to	0.39%	41.09%	to	43.79%
2012	10,330,659	$1.876921	to	$21.072967	$18,830,786	0.75%	to	2.65%	—	to	—	14.33%	to	16.52%
2011	12,807,639	$1.395157	to	$1.610827	$19,974,710	0.75%	to	2.45%	—	to	—	(1.03)%	to	0.66%
Hartford Stock HLS Fund
2015	4,000,122	$1.709314	to	$23.853605	$8,468,282	0.75%	to	2.65%	1.76%	to	1.83%	0.06%	to	1.98%
2014	4,459,295	$1.676202	to	$23.840129	$9,284,131	0.75%	to	2.65%	1.91%	to	1.92%	8.40%	to	10.47%
2013	5,947,651	$1.517272	to	$21.993573	$10,883,008	0.75%	to	2.65%	2.02%	to	4.67%	28.79%	to	31.26%
2012	8,661,417	$1.044929	to	$1.155940	$12,035,829	0.75%	to	2.40%	2.15%	to	2.17%	11.67%	to	13.53%
2011	10,212,543	$0.935702	to	$1.018186	$12,843,263	0.75%	to	2.40%	1.41%	to	1.41%	(3.44)%	to	(1.83)%
Hartford U.S. Government Securities HLS Fund
2015	43,598,109	$1.327733	to	$9.975646	$53,654,650	0.75%	to	2.65%	1.81%	to	1.85%	(1.09)%	to	0.80%
2014	55,879,288	$1.317145	to	$10.085981	$68,740,183	0.75%	to	2.65%	2.25%	to	2.28%	0.13%	to	2.05%
2013	70,014,266	$1.290740	to	$10.073293	$84,147,245	0.75%	to	2.65%	2.34%	to	4.76%	(4.25)%	to	(2.42)%
2012	98,198,333	$1.322709	to	$10.520796	$121,368,841	0.75%	to	2.65%	2.12%	to	2.84%	0.98%	to	2.92%
2011	105,658,723	$1.285166	to	$10.418250	$127,724,502	0.75%	to	2.65%	2.77%	to	4.63%	2.13%	to	4.09%
Hartford Value HLS Fund
2015	14,200,193	$2.178576	to	$19.941948	$29,017,567	0.75%	to	2.65%	1.33%	to	1.61%	(5.62)%	to	(3.81)%
2014	17,684,958	$2.264770	to	$21.128758	$37,550,088	0.75%	to	2.65%	1.52%	to	1.73%	8.45%	to	10.53%
2013	23,560,034	$2.048935	to	$19.481857	$45,326,840	0.75%	to	2.65%	2.31%	to	3.49%	28.49%	to	30.96%
2012	31,454,832	$1.564597	to	$15.161853	$45,848,766	0.75%	to	2.65%	1.58%	to	2.29%	13.93%	to	16.11%
2011	38,178,180	$1.347487	to	$13.308227	$48,117,113	0.75%	to	2.65%	1.49%	to	2.14%	(4.52)%	to	(2.69)%
Huntington VA Dividend Capture Fund
2015	826,799	$2.151602	to	$18.514970	$1,976,205	1.15%	to	2.40%	4.05%	to	4.22%	(5.36)%	to	(4.17)%
2014	1,163,851	$2.245129	to	$19.562853	$2,880,769	1.15%	to	2.40%	4.40%	to	5.04%	7.55%	to	8.90%
2013	1,293,892	$2.061629	to	$18.189775	$3,017,522	1.15%	to	2.40%	2.63%	to	3.01%	17.12%	to	18.59%
2012	1,502,185	$1.738425	to	$15.530865	$2,907,592	1.15%	to	2.40%	3.81%	to	3.94%	8.82%	to	10.19%
2011	1,809,440	$1.577626	to	$14.271531	$3,128,247	1.15%	to	2.40%	3.60%	to	3.67%	4.53%	to	5.85%
Huntington VA Situs Fund
2015	1,062,913	$2.009360	to	$22.596947	$2,086,554	1.15%	to	2.35%	0.43%	to	0.53%	(9.32)%	to	(8.23)%
2014	1,673,614	$2.189533	to	$24.920679	$3,608,196	1.15%	to	2.35%	0.29%	to	0.34%	(4.34)%	to	(3.18)%
2013	1,410,801	$2.261524	to	$26.050892	$3,107,164	1.15%	to	2.35%	0.27%	to	0.55%	28.86%	to	30.41%
2012	2,027,107	$1.599578	to	$1.734112	$3,420,229	1.15%	to	2.10%	—	to	—	20.08%	to	21.23%
2011	2,590,413	$1.332085	to	$1.430484	$3,615,217	1.15%	to	2.10%	0.02%	to	0.02%	(2.97)%	to	(2.04)%
Lord Abbett Fundamental Equity Fund
2015	484,835	$19.111824	to	$19.202238	$8,669,709	0.75%	to	2.65%	0.77%	to	1.14%	(5.97)%	to	(4.17)%
2014	598,760	$19.942472	to	$20.421449	$11,216,535	0.75%	to	2.65%	0.46%	to	0.54%	4.34%	to	6.34%
2013	783,568	$18.753311	to	$19.572025	$13,905,375	0.75%	to	2.65%	0.24%	to	0.26%	32.21%	to	34.75%
2012	681,183	$13.917621	to	$14.803378	$8,963,825	0.75%	to	2.65%	0.49%	to	0.55%	7.69%	to	9.76%
2011	800,630	$12.680534	to	$13.746194	$9,681,032	0.75%	to	2.65%	0.20%	to	0.22%	(6.99)%	to	(5.20)%
Lord Abbett Calibrated Dividend Growth Fund
2015	220,201	$18.545788	to	$19.273995	$3,742,009	0.75%	to	2.65%	1.70%	to	1.78%	(4.69)%	to	(2.86)%
2014	258,906	$19.092495	to	$20.223045	$4,567,548	0.75%	to	2.65%	1.65%	to	1.76%	8.63%	to	10.71%
2013	302,539	$17.245839	to	$18.617257	$4,861,262	0.75%	to	2.65%	1.59%	to	1.70%	24.58%	to	26.97%
2012	385,845	$11.934885	to	$13.582544	$4,907,798	0.75%	to	2.40%	2.92%	to	2.95%	9.79%	to	11.62%
2011	475,367	$10.870684	to	$12.169054	$5,470,318	0.75%	to	2.40%	2.68%	to	2.76%	(2.18)%	to	(0.55)%
Lord Abbett Bond Debenture Fund
2015	1,364,363	$17.181698	to	$17.522954	$22,070,777	0.75%	to	2.65%	2.84%	to	4.02%	(4.11)%	to	(2.27)%
2014	1,723,639	$17.917382	to	$17.929310	$28,736,081	0.75%	to	2.65%	4.76%	to	5.97%	1.62%	to	3.57%
2013	2,277,171	$17.311795	to	$17.632098	$36,948,777	0.75%	to	2.65%	4.66%	to	6.17%	5.34%	to	7.36%
2012	3,154,064	$16.124338	to	$16.737563	$48,008,279	0.75%	to	2.65%	5.49%	to	6.06%	9.59%	to	11.69%
2011	3,422,691	$14.436308	to	$15.272632	$46,957,622	0.75%	to	2.65%	5.79%	to	6.29%	1.65%	to	3.60%
Lord Abbett Growth and Income Fund
2015	3,413,496	$15.348920	to	$17.938792	$48,863,091	0.75%	to	2.65%	1.18%	to	1.21%	(5.40)%	to	(3.59)%
2014	4,356,100	$15.920309	to	$18.963752	$65,113,181	0.75%	to	2.65%	0.64%	to	0.70%	4.84%	to	6.85%
2013	5,923,623	$14.899909	to	$18.088652	$83,322,702	0.75%	to	2.65%	0.50%	to	1.34%	32.35%	to	34.88%
2012	8,332,514	$11.046512	to	$13.667382	$87,477,634	0.75%	to	2.65%	0.91%	to	1.01%	9.16%	to	11.25%
2011	9,577,906	$9.929407	to	$12.520793	$90,901,086	0.75%	to	2.65%	0.34%	to	0.71%	(8.54)%	to	(6.78)%
Lord Abbett Classic Stock Fund
2015	177,631	$17.877975	to	$18.026782	$2,953,180	0.75%	to	2.65%	0.80%	to	1.28%	(3.50)%	to	(1.65)%
2014	231,244	$18.328389	to	$18.525969	$3,950,222	0.75%	to	2.65%	0.67%	to	0.72%	6.29%	to	8.33%
2013	299,385	$16.919769	to	$17.430130	$4,752,698	0.75%	to	2.65%	0.97%	to	1.04%	26.46%	to	28.88%
2012	434,945	$13.128073	to	$13.783116	$5,408,146	0.75%	to	2.65%	0.90%	to	1.02%	12.08%	to	14.23%
2011	500,599	$10.261310	to	$11.492642	$5,473,113	0.75%	to	2.45%	0.67%	to	0.69%	(10.37)%	to	(8.84)%
MFS® Growth Fund
2015	37,569	$17.095029	to	$25.169841	$443,257	1.40%	to	2.55%	0.16%	to	0.17%	4.85%	to	6.06%
2014	40,576	$16.117686	to	$24.005332	$455,421	1.40%	to	2.55%	0.10%	to	0.11%	6.20%	to	7.43%
2013	40,586	$15.002929	to	$22.603485	$425,676	1.40%	to	2.55%	0.16%	to	0.23%	33.41%	to	34.95%
2012	50,746	$6.669864	to	$11.117367	$391,394	1.40%	to	2.30%	—	to	—	14.72%	to	15.76%
2011	59,203	$5.814098	to	$9.604214	$393,013	1.40%	to	2.30%	0.14%	to	0.23%	(2.59)%	to	(1.71)%
MFS® Investors Trust Fund
2015	44,808	$1.938503	to	$13.242733	$531,566	1.30%	to	2.60%	0.89%	to	0.92%	(2.36)%	to	(1.08)%
2014	45,773	$1.959607	to	$13.562121	$544,990	1.30%	to	2.60%	0.81%	to	0.93%	8.16%	to	9.57%
2013	55,181	$1.788419	to	$12.539250	$621,198	1.30%	to	2.60%	1.05%	to	1.09%	28.67%	to	30.35%
2012	73,659	$1.372045	to	$9.745646	$661,733	1.30%	to	2.60%	0.88%	to	0.89%	16.13%	to	17.64%
2011	85,174	$1.166272	to	$8.392348	$643,731	1.30%	to	2.60%	0.38%	to	0.91%	(4.69)%	to	(3.45)%
MFS® Total Return Fund
2015	205,579	$1.764331	to	$15.940455	$3,646,920	1.30%	to	2.85%	2.61%	to	2.62%	(3.17)%	to	(1.66)%
2014	240,688	$1.794066	to	$16.462385	$4,383,366	1.30%	to	2.85%	—	to	1.49%	5.45%	to	7.10%
2013	286,827	$1.675172	to	$15.771394	$4,846,624	1.30%	to	2.65%	1.50%	to	1.79%	15.93%	to	17.51%
2012	350,823	$1.425567	to	$13.603738	$5,107,136	1.30%	to	2.65%	2.27%	to	2.77%	8.35%	to	9.82%
2011	435,523	$1.298094	to	$12.555639	$5,823,005	1.30%	to	2.65%	2.61%	to	2.61%	(0.89)%	to	0.46%
MFS® Value Fund
2015	565	$15.810367	to	$15.810367	$8,938	1.00%	to	1.00%	2.08%	to	2.08%	(1.92)%	to	(1.92)%
2014	589	$16.119827	to	$16.119827	$9,491	1.00%	to	1.00%	1.33%	to	1.33%	9.11%	to	9.11%
2013	638	$14.774501	to	$14.774501	$9,422	1.00%	to	1.00%	0.97%	to	0.97%	34.25%	to	34.25%
2012	672	$11.005461	to	$11.005461	$7,400	1.00%	to	1.00%	1.43%	to	1.43%	14.73%	to	14.73%
2011	723	$9.592508	to	$9.592508	$6,937	1.00%	to	1.00%	1.27%	to	1.27%	(1.46)%	to	(1.46)%
Invesco V.I. Equity and Income Fund
2015	122,012	$13.657459	to	$17.560390	$1,913,221	1.30%	to	2.55%	2.30%	to	2.57%	(5.04)%	to	(3.56)%
2014	178,139	$14.161035	to	$18.492146	$2,824,031	1.30%	to	2.55%	1.56%	to	1.77%	6.03%	to	7.63%
2013	207,472	$13.157576	to	$17.440586	$3,053,335	1.30%	to	2.55%	1.31%	to	1.48%	21.74%	to	23.57%
2012	286,160	$10.648053	to	$14.325555	$3,380,525	1.30%	to	2.55%	1.79%	to	1.82%	9.56%	to	11.12%
2011	351,072	$9.582239	to	$13.907421	$3,754,955	1.30%	to	2.40%	0.27%	to	0.28%	(4.18)%	to	(3.64)%
UIF Core Plus Fixed Income Portfolio
2015	218,479	$1.455853	to	$12.236198	$3,061,209	1.30%	to	2.85%	3.39%	to	3.43%	(3.44)%	to	(1.93)%
2014	266,508	$1.484566	to	$12.672419	$3,909,647	1.30%	to	2.85%	2.09%	to	2.45%	4.83%	to	6.46%
2013	387,881	$1.394451	to	$12.089085	$4,880,917	1.30%	to	2.85%	3.46%	to	3.70%	(3.12)%	to	(1.60)%
2012	372,425	$1.417185	to	$12.478134	$5,146,355	1.30%	to	2.85%	4.55%	to	4.57%	6.37%	to	8.03%
2011	414,775	$1.311877	to	$13.586573	$5,383,928	1.30%	to	2.60%	2.60%	to	3.46%	2.94%	to	4.28%
UIF Emerging Markets Debt Portfolio
2015	23,220	$2.291468	to	$25.582667	$382,213	1.30%	to	2.60%	5.41%	to	5.53%	(3.65)%	to	(2.39)%
2014	25,972	$2.347625	to	$26.552602	$468,283	1.30%	to	2.60%	5.55%	to	5.78%	0.29%	to	1.60%
2013	26,570	$2.310689	to	$26.476818	$482,204	1.30%	to	2.60%	4.05%	to	4.26%	(11.09)%	to	(9.93)%
2012	29,945	$2.565377	to	$29.779865	$653,783	1.30%	to	2.60%	2.74%	to	2.89%	14.94%	to	16.44%
2011	32,953	$2.203209	to	$25.910135	$609,925	1.30%	to	2.60%	3.54%	to	3.63%	4.29%	to	5.65%
UIF Emerging Markets Equity Portfolio
2015	465,166	$14.820448	to	$15.685255	$6,766,957	0.75%	to	2.65%	0.76%	to	0.93%	(13.04)%	to	(11.37)%
2014	617,554	$17.043598	to	$17.698337	$10,212,616	0.75%	to	2.65%	0.33%	to	0.33%	(7.05)%	to	(5.27)%
2013	845,354	$18.336505	to	$18.682484	$14,824,281	0.75%	to	2.65%	1.12%	to	1.38%	(3.69)%	to	(1.84)%
2012	1,242,736	$19.032629	to	$19.038364	$22,389,555	0.75%	to	2.65%	—	to	—	16.71%	to	18.95%
2011	1,466,864	$16.001148	to	$16.312721	$22,392,079	0.75%	to	2.65%	0.38%	to	0.44%	(20.38)%	to	(18.85)%
UIF Growth Portfolio
2015	604,582	$14.689218	to	$15.271311	$9,182,375	1.30%	to	2.60%	—	to	—	9.09%	to	10.79%
2014	695,379	$13.464626	to	$13.784028	$9,554,078	1.30%	to	2.60%	—	to	—	3.37%	to	4.99%
2013	813,067	$13.026230	to	$13.129316	$10,662,732	1.30%	to	2.60%	—	to	—	30.26%	to	31.29%
UIF Mid Cap Growth Portfolio
2015	230,289	$18.002503	to	$21.526425	$4,577,777	0.75%	to	2.40%	—	to	—	(8.22)%	to	(6.69)%
2014	290,914	$19.614666	to	$23.070246	$6,252,458	0.75%	to	2.40%	—	to	—	(0.57)%	to	1.08%
2013	375,513	$19.727891	to	$22.823685	$8,055,118	0.75%	to	2.40%	0.24%	to	0.24%	34.23%	to	36.46%
2012	583,980	$14.697249	to	$16.725853	$9,249,251	0.75%	to	2.40%	—	to	—	5.92%	to	7.68%
2011	752,772	$13.876019	to	$15.532996	$11,141,959	0.75%	to	2.40%	0.25%	to	0.27%	(9.38)%	to	(7.87)%
Invesco V.I. American Value Fund
2015	277,673	$20.704063	to	$23.347367	$5,656,684	0.75%	to	2.85%	0.01%	to	0.30%	(11.68)%	to	(10.04)%
2014	352,950	$23.013806	to	$26.435568	$7,985,987	0.75%	to	2.85%	0.20%	to	0.45%	6.67%	to	8.66%
2013	495,328	$21.179622	to	$24.782999	$10,286,862	0.75%	to	2.85%	0.51%	to	0.66%	30.50%	to	32.93%
2012	724,104	$15.932646	to	$18.990959	$11,370,087	0.75%	to	2.85%	0.68%	to	0.70%	14.01%	to	16.20%
2011	795,341	$13.711234	to	$18.243202	$10,834,337	0.75%	to	2.60%	0.60%	to	0.61%	(1.67)%	to	0.07%
Morgan Stanley Mid Cap Growth Portfolio
2015	41,816	$2.541568	to	$23.593345	$1,474,938	1.30%	to	2.55%	—	to	—	(9.16)%	to	(7.80)%
2014	49,862	$2.756448	to	$13.758181	$1,976,096	1.30%	to	2.60%	—	to	0.01%	(1.80)%	to	(0.26)%
2013	66,935	$2.763681	to	$14.010808	$2,342,405	1.30%	to	2.60%	0.06%	to	0.34%	33.84%	to	35.91%
2012	80,360	$2.033394	to	$10.468684	$2,088,920	1.30%	to	2.60%	—	to	—	5.46%	to	7.11%
2011	85,969	$1.898469	to	$9.926932	$2,180,534	1.30%	to	2.60%	0.11%	to	0.35%	(9.56)%	to	(8.17)%
Morgan Stanley Money Market Portfolio
2015	224,987	$0.990356	to	$8.177491	$2,321,924	1.30%	to	2.85%	—	to	—	(2.80)%	to	(1.28)%
2014	329,952	$1.003168	to	$8.413078	$3,506,538	1.30%	to	2.85%	—	to	0.01%	(2.80)%	to	(1.28)%
2013	456,434	$1.016224	to	$8.930910	$4,805,496	1.30%	to	2.60%	0.01%	to	0.01%	(2.56)%	to	(1.28)%
2012	541,789	$1.029389	to	$9.165262	$5,924,733	1.30%	to	2.60%	0.01%	to	0.01%	(2.55)%	to	(1.28)%
2011	684,397	$1.042742	to	$9.405543	$6,808,088	1.30%	to	2.60%	0.01%	to	0.01%	(2.56)%	to	(1.28)%
Invesco V.I. Equally-Weighted S&P 500 Fund
2015	191,877	$2.509567	to	$25.780834	$6,451,922	1.30%	to	2.85%	1.17%	to	1.35%	(5.65)%	to	(3.93)%
2014	208,334	$2.612359	to	$27.325076	$7,372,421	1.30%	to	2.85%	1.20%	to	1.42%	10.42%	to	12.41%
2013	239,418	$2.323911	to	$24.746789	$7,584,716	1.30%	to	2.85%	1.25%	to	1.41%	31.32%	to	33.67%
2012	320,148	$1.738574	to	$18.999175	$7,185,523	1.30%	to	2.65%	1.63%	to	1.79%	13.76%	to	15.58%
2011	370,572	$1.504281	to	$16.700593	$7,452,258	1.30%	to	2.65%	1.01%	to	1.56%	(3.26)%	to	(1.65)%
UIF Small Company Growth Portfolio
2015	10,222	$16.778306	to	$19.093019	$195,877	1.50%	to	2.60%	—	to	—	(12.11)%	to	(11.14)%
2014	11,049	$19.089629	to	$21.485475	$240,434	1.50%	to	2.60%	—	to	—	(16.07)%	to	(15.14)%
2013	11,426	$22.745582	to	$25.320088	$298,905	1.50%	to	2.60%	—	to	—	66.94%	to	68.78%
2012	17,308	$13.624834	to	$15.001498	$265,382	1.50%	to	2.60%	—	to	—	11.76%	to	13.00%
2011	18,253	$12.190696	to	$13.275667	$235,982	1.50%	to	2.60%	4.17%	to	4.18%	(11.06)%	to	(10.07)%
UIF Global Franchise Portfolio
2015	15,621	$21.578044	to	$30.257827	$439,882	1.50%	to	2.55%	2.07%	to	2.08%	3.53%	to	4.62%
2014	16,503	$25.464307	to	$28.921675	$444,133	1.50%	to	2.60%	2.05%	to	2.07%	1.83%	to	2.95%
2013	18,741	$25.007210	to	$28.091786	$485,280	1.50%	to	2.60%	2.59%	to	2.62%	16.59%	to	17.88%
2012	19,697	$21.448564	to	$23.830805	$434,031	1.50%	to	2.60%	2.20%	to	2.21%	12.63%	to	13.87%
2011	22,841	$19.044128	to	$20.927961	$460,262	1.50%	to	2.60%	3.17%	to	3.29%	6.25%	to	7.43%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2015	158,872	$16.395955	to	$25.784201	$2,534,650	1.15%	to	2.65%	—	to	—	3.57%	to	5.13%
2014	161,126	$15.595660	to	$24.896342	$2,456,957	1.15%	to	2.65%	—	to	—	2.77%	to	4.32%
2013	287,141	$13.327701	to	$14.950078	$4,185,495	1.15%	to	2.45%	—	to	—	32.35%	to	34.08%
2012	416,183	$10.070234	to	$11.150423	$4,541,190	1.15%	to	2.45%	—	to	—	13.36%	to	14.84%
2011	548,416	$8.883784	to	$9.709738	$5,227,964	1.15%	to	2.45%	—	to	—	(1.60)%	to	(0.32)%
Oppenheimer Capital Appreciation Fund/VA
2015	1,237,255	$17.812432	to	$23.166173	$20,515,691	0.75%	to	2.65%	—	to	—	0.57%	to	2.50%
2014	1,582,790	$17.378669	to	$23.035754	$25,720,914	0.75%	to	2.65%	0.16%	to	0.18%	12.12%	to	14.27%
2013	2,158,537	$15.208776	to	$20.546065	$30,811,193	0.75%	to	2.65%	0.74%	to	0.76%	26.05%	to	28.46%
2012	3,329,479	$11.839081	to	$16.300103	$37,299,396	0.75%	to	2.65%	0.34%	to	0.40%	10.83%	to	12.96%
2011	3,982,406	$10.481103	to	$14.707136	$39,735,535	0.75%	to	2.65%	0.10%	to	0.10%	(3.95)%	to	(2.11)%
Oppenheimer Global Fund/VA
2015	3,989,744	$19.042232	to	$21.196846	$70,629,298	0.75%	to	2.65%	1.05%	to	1.08%	0.96%	to	2.90%
2014	5,076,436	$18.506001	to	$20.995244	$87,948,724	0.75%	to	2.65%	0.65%	to	0.94%	(0.61)%	to	1.29%
2013	6,683,713	$18.269664	to	$21.124717	$114,998,692	0.75%	to	2.65%	1.18%	to	1.36%	23.67%	to	26.04%
2012	10,122,147	$14.494808	to	$17.081030	$139,326,196	0.75%	to	2.65%	1.85%	to	1.98%	17.79%	to	20.05%
2011	11,848,254	$12.074238	to	$14.501290	$136,665,343	0.75%	to	2.65%	—	to	1.05%	(10.92)%	to	(9.21)%
Oppenheimer Main Street Fund®/VA
2015	282,491	$18.397354	to	$22.278276	$4,757,947	0.75%	to	2.65%	0.66%	to	0.67%	0.41%	to	2.34%
2014	337,301	$17.977375	to	$22.187473	$5,628,841	0.75%	to	2.65%	—	to	0.60%	7.51%	to	9.58%
2013	439,447	$14.117877	to	$16.406337	$6,710,446	0.75%	to	2.45%	0.85%	to	0.85%	28.26%	to	30.46%
2012	612,063	$11.007170	to	$12.576051	$7,214,807	0.75%	to	2.45%	0.66%	to	0.69%	13.79%	to	15.74%
2011	714,966	$9.673409	to	$10.865981	$7,332,939	0.75%	to	2.45%	0.57%	to	0.58%	(2.73)%	to	(1.06)%
Oppenheimer Main Street Small Cap Fund/VA
2015	1,394,182	$20.354358	to	$25.584050	$26,268,302	0.75%	to	2.65%	0.63%	to	0.65%	(8.55)%	to	(6.80)%
2014	1,765,645	$21.838371	to	$27.976192	$35,915,672	0.75%	to	2.65%	0.62%	to	0.63%	8.74%	to	10.82%
2013	2,280,373	$19.706083	to	$25.728730	$42,145,091	0.75%	to	2.65%	0.65%	to	0.75%	36.95%	to	39.57%
2012	3,715,414	$14.118832	to	$18.786863	$49,534,146	0.75%	to	2.65%	0.31%	to	0.43%	14.59%	to	16.79%
2011	4,530,304	$12.088944	to	$16.394229	$52,056,918	0.75%	to	2.65%	0.29%	to	0.36%	(4.94)%	to	(3.11)%
Putnam VT Diversified Income Fund
2015	803,983	$17.311282	to	$24.548990	$16,911,341	0.75%	to	2.65%	9.20%	to	10.30%	(4.90)%	to	(3.07)%
2014	1,023,105	$18.202420	to	$25.326735	$22,349,621	0.75%	to	2.65%	7.74%	to	7.75%	(2.28)%	to	(0.40)%
2013	1,402,513	$18.626547	to	$25.429077	$31,000,713	0.75%	to	2.65%	2.89%	to	3.53%	4.99%	to	7.01%
2012	2,033,101	$17.740592	to	$23.763861	$42,647,833	0.75%	to	2.65%	5.37%	to	5.61%	8.61%	to	10.69%
2011	2,320,202	$16.334348	to	$21.468467	$43,968,750	0.75%	to	2.65%	—	to	9.34%	(5.70)%	to	(3.89)%
Putnam VT Global Asset Allocation Fund
2015	111,698	$20.039359	to	$54.009949	$3,731,533	1.05%	to	2.65%	2.15%	to	2.19%	(2.45)%	to	(0.87)%
2014	133,735	$20.542038	to	$56.117736	$4,447,204	0.75%	to	2.65%	—	to	5.67%	6.56%	to	8.61%
2013	211,163	$12.062583	to	$51.671303	$5,811,348	0.75%	to	2.45%	1.80%	to	1.81%	16.60%	to	18.60%
2012	331,554	$10.345093	to	$43.567673	$7,668,294	0.75%	to	2.45%	0.72%	to	0.72%	11.44%	to	13.35%
2011	384,839	$9.283463	to	$38.438002	$7,751,023	0.75%	to	2.45%	4.31%	to	4.33%	(2.83)%	to	(1.16)%
Putnam VT Growth and Income Fund
2015	69,523	$19.957036	to	$75.350417	$2,199,702	0.75%	to	2.65%	1.87%	to	2.40%	(9.95)%	to	(8.22)%
2014	87,540	$22.161391	to	$82.097469	$3,344,336	0.75%	to	2.65%	—	to	1.63%	7.84%	to	9.91%
2013	132,099	$13.538160	to	$74.698236	$4,725,232	0.75%	to	2.40%	0.27%	to	1.66%	32.46%	to	34.66%
2012	157,186	$10.220434	to	$55.470266	$4,342,381	0.75%	to	2.40%	1.69%	to	1.75%	16.31%	to	18.25%
2011	181,052	$8.786996	to	$46.910392	$4,159,485	0.75%	to	2.40%	1.28%	to	1.41%	(6.90)%	to	(5.35)%
Putnam VT International Value Fund
2015	357,097	$6.662174	to	$7.638116	$2,616,003	0.75%	to	2.40%	1.29%	to	1.32%	(4.33)%	to	(2.73)%
2014	418,835	$6.963347	to	$7.852697	$3,183,267	0.75%	to	2.40%	1.33%	to	1.34%	(11.64)%	to	(10.16)%
2013	495,068	$7.880268	to	$8.741171	$4,208,063	0.75%	to	2.40%	—	to	2.52%	19.32%	to	21.30%
2012	133,996	$6.587144	to	$7.055549	$925,572	1.15%	to	2.45%	2.86%	to	2.97%	18.76%	to	20.31%
2011	140,461	$5.546623	to	$5.864365	$809,485	1.15%	to	2.45%	2.39%	to	2.54%	(15.87)%	to	(14.77)%
Putnam VT International Equity Fund
2015	1,287,245	$14.734763	to	$23.370571	$19,746,697	0.75%	to	2.65%	1.23%	to	1.24%	(2.48)%	to	(0.61)%
2014	1,562,163	$15.109360	to	$23.513525	$24,324,737	0.75%	to	2.65%	0.84%	to	1.66%	(9.22)%	to	(7.47)%
2013	1,901,725	$16.643288	to	$25.412902	$32,155,946	0.75%	to	2.65%	1.41%	to	1.65%	24.72%	to	27.11%
2012	3,052,070	$13.344161	to	$19.992244	$41,536,904	0.75%	to	2.65%	2.13%	to	2.30%	18.73%	to	21.01%
2011	3,656,305	$11.239143	to	$16.521763	$41,027,803	0.75%	to	2.65%	3.21%	to	3.23%	(19.11)%	to	(17.56)%
Putnam VT Investors Fund
2015	978,751	$15.789220	to	$22.178940	$12,855,265	0.75%	to	2.65%	1.17%	to	1.17%	(4.74)%	to	(2.91)%
2014	1,274,342	$16.262141	to	$23.281549	$17,190,273	0.75%	to	2.65%	0.89%	to	1.82%	10.93%	to	13.06%
2013	1,713,736	$14.383401	to	$20.986803	$20,535,251	0.75%	to	2.65%	—	to	1.43%	31.59%	to	34.11%
2012	2,665,098	$6.821686	to	$10.724710	$24,566,239	0.75%	to	2.40%	1.28%	to	1.44%	14.06%	to	15.96%
2011	3,281,193	$5.980751	to	$9.248869	$26,311,391	0.75%	to	2.40%	1.09%	to	1.22%	(2.33)%	to	(0.71)%
Putnam VT Multi-Cap Growth Fund
2015	181,339	$18.484578	to	$20.460308	$3,599,734	0.75%	to	2.65%	0.48%	to	0.50%	(2.90)%	to	(1.03)%
2014	216,687	$19.036226	to	$20.674202	$4,373,809	0.75%	to	2.65%	—	to	0.49%	10.52%	to	12.64%
2013	292,696	$17.368559	to	$18.353989	$5,277,335	0.75%	to	2.40%	0.39%	to	0.50%	33.21%	to	35.42%
2012	67,296	$13.038869	to	$13.553343	$895,955	0.75%	to	2.40%	0.23%	to	0.23%	13.99%	to	15.89%
2011	70,396	$11.438389	to	$11.695236	$815,061	0.75%	to	2.40%	0.25%	to	0.28%	(7.34)%	to	(5.79)%
Putnam VT Small Cap Value Fund
2015	517,941	$22.802738	to	$34.338316	$15,384,984	0.75%	to	2.65%	0.40%	to	0.84%	(6.74)%	to	(4.95)%
2014	645,835	$24.451792	to	$36.128275	$20,433,163	0.75%	to	2.65%	0.46%	to	0.73%	0.73%	to	2.66%
2013	823,281	$24.274924	to	$35.191734	$25,633,546	0.75%	to	2.65%	0.83%	to	1.04%	35.96%	to	38.56%
2012	1,409,074	$17.854586	to	$25.397393	$32,311,517	0.75%	to	2.65%	0.45%	to	0.45%	14.42%	to	16.61%
2011	1,715,931	$15.604936	to	$21.779803	$34,025,474	0.75%	to	2.65%	0.49%	to	0.49%	(7.22)%	to	(5.44)%
Putnam VT George Putnam Balanced Fund
2015	129,339	$16.068049	to	$17.867045	$1,913,947	0.75%	to	2.65%	1.70%	to	1.73%	(3.72)%	to	(1.87)%
2014	166,810	$16.374109	to	$18.556698	$2,547,744	0.75%	to	2.65%	1.23%	to	1.50%	7.78%	to	9.85%
2013	201,291	$14.905794	to	$17.216653	$2,816,249	0.75%	to	2.65%	—	to	1.52%	15.01%	to	17.21%
2012	325,715	$10.371758	to	$12.716907	$3,917,285	0.75%	to	2.45%	1.92%	to	1.99%	9.81%	to	11.69%
2011	386,279	$9.444989	to	$11.385479	$4,200,709	0.75%	to	2.45%	2.08%	to	2.12%	0.28%	to	2.00%
Putnam VT Voyager Fund
2015	80,141	$23.993017	to	$95.125345	$2,438,577	0.75%	to	2.65%	1.12%	to	1.13%	(8.57)%	to	(6.81)%
2014	122,424	$26.241796	to	$102.081444	$3,309,477	0.75%	to	2.65%	0.44%	to	0.76%	6.85%	to	8.90%
2013	164,283	$24.559128	to	$93.737609	$4,090,379	0.75%	to	2.65%	0.49%	to	0.77%	39.97%	to	42.65%
2012	183,137	$17.546042	to	$65.710900	$3,430,099	0.75%	to	2.65%	0.31%	to	0.33%	11.24%	to	13.37%
2011	212,154	$15.772876	to	$56.104212	$3,796,836	1.15%	to	2.65%	—	to	—	(20.00)%	to	(18.79)%
Putnam VT Equity Income Fund
2015	187,378	$21.864636	to	$25.020101	$4,440,401	0.75%	to	2.65%	1.61%	to	1.64%	(5.58)%	to	(3.77)%
2014	231,669	$23.156507	to	$25.999530	$5,748,106	0.75%	to	2.65%	1.73%	to	2.09%	9.71%	to	11.82%
2013	343,718	$21.106196	to	$23.251514	$7,694,519	0.75%	to	2.65%	—	to	2.01%	28.95%	to	31.43%
2012	407,877	$16.501820	to	$17.691694	$6,987,732	0.75%	to	2.45%	2.21%	to	2.27%	16.42%	to	18.41%
2011	460,234	$14.174572	to	$14.940621	$6,712,687	0.75%	to	2.45%	1.68%	to	1.84%	(0.55)%	to	1.16%
Pioneer Fund VCT Portfolio
2015	88,566	$1.470604	to	$1.547946	$130,839	1.60%	to	2.10%	0.82%	to	0.83%	(2.44)%	to	(1.95)%
2014	104,758	$1.507435	to	$1.646007	$158,480	1.15%	to	2.10%	0.53%	to	0.90%	8.48%	to	9.51%
2013	115,676	$1.389631	to	$1.503025	$161,590	1.15%	to	2.10%	0.85%	to	0.98%	30.22%	to	31.46%
2012	163,326	$1.067121	to	$1.143296	$175,496	1.15%	to	2.10%	1.19%	to	1.24%	7.67%	to	8.69%
2011	197,101	$0.991140	to	$1.051851	$196,659	1.15%	to	2.10%	1.04%	to	1.14%	(6.53)%	to	(5.64)%
Invesco V.I. Growth and Income Fund
2015	710,108	$18.767303	to	$24.276966	$15,498,497	0.75%	to	2.85%	2.54%	to	2.60%	(6.03)%	to	(4.04)%
2014	885,176	$19.971833	to	$25.297861	$20,402,746	0.75%	to	2.85%	1.30%	to	1.43%	6.88%	to	9.14%
2013	1,150,248	$18.686836	to	$23.178461	$24,634,981	0.75%	to	2.85%	1.15%	to	1.23%	30.01%	to	32.77%
2012	1,827,941	$14.491008	to	$17.457721	$29,845,558	0.75%	to	2.65%	1.28%	to	1.31%	11.36%	to	13.49%
2011	2,108,391	$13.012903	to	$15.382082	$30,611,144	0.75%	to	2.65%	1.05%	to	1.07%	(4.82)%	to	(2.99)%
Invesco V.I. Comstock Fund
2015	1,034,672	$20.942624	to	$23.859636	$22,749,816	0.75%	to	2.65%	1.63%	to	1.67%	(8.65)%	to	(6.90)%
2014	1,235,772	$22.925467	to	$25.626715	$29,441,049	0.75%	to	2.65%	1.10%	to	1.10%	6.25%	to	8.29%
2013	1,674,153	$21.577179	to	$23.665796	$37,160,386	0.75%	to	2.65%	1.15%	to	1.27%	32.11%	to	34.64%
2012	2,574,929	$16.332711	to	$17.577090	$42,974,594	0.75%	to	2.65%	1.44%	to	1.44%	15.82%	to	18.04%
2011	3,236,236	$14.102268	to	$14.891253	$46,111,750	0.75%	to	2.65%	1.32%	to	2.01%	(4.67)%	to	(2.84)%
Invesco V.I. American Franchise Fund
2015	5,998	$20.597416	to	$23.061948	$132,110	1.50%	to	2.40%	—	to	—	2.27%	to	3.19%
2014	3,295	$20.141072	to	$22.348913	$70,511	1.50%	to	2.40%	—	to	—	5.60%	to	6.56%
2013	8,279	$19.072277	to	$20.973366	$165,118	1.50%	to	2.40%	0.25%	to	0.25%	36.49%	to	37.72%
2012	11,378	$13.706187	to	$15.229283	$163,328	1.50%	to	2.60%	—	to	—	10.49%	to	11.71%
2011	13,282	$12.405145	to	$13.632928	$172,263	1.50%	to	2.60%	—	to	—	(8.79)%	to	(7.78)%
Invesco V.I. Mid Cap Growth Fund
2015	7,029	$18.145196	to	$19.933321	$130,841	1.50%	to	2.30%	—	to	—	(1.26)%	to	(0.46)%
2014	7,255	$17.792824	to	$20.025915	$136,311	1.50%	to	2.60%	—	to	—	4.93%	to	6.09%
2013	7,897	$16.957027	to	$18.876467	$140,966	1.50%	to	2.60%	0.22%	to	0.22%	33.10%	to	34.57%
2012	14,416	$12.739822	to	$14.027006	$194,686	1.50%	to	2.60%	—	to	—	8.76%	to	9.97%
2011	14,167	$11.713370	to	$12.755802	$174,494	1.50%	to	2.60%	—	to	—	(11.69)%	to	(10.71)%
Wells Fargo VT Intrinsic Value Fund+
2015	3,065	$1.732675	to	$1.732675	$5,311	1.65%	to	1.65%	0.87%	to	0.87%	(2.15)%	to	(2.15)%
2014	3,102	$1.770800	to	$1.770800	$5,493	1.65%	to	1.65%	0.76%	to	0.76%	8.51%	to	8.51%
2013	3,188	$1.631978	to	$1.631978	$5,202	1.65%	to	1.65%	1.02%	to	1.02%	28.17%	to	28.17%
2012	3,191	$1.273268	to	$1.273268	$4,063	1.65%	to	1.65%	1.34%	to	1.34%	17.52%	to	17.52%
2011	3,321	$1.083489	to	$1.083489	$3,598	1.65%	to	1.65%	0.54%	to	0.54%	(3.76)%	to	(3.76)%
Wells Fargo VT International Equity Fund+
2015	717,108	$1.009162	to	$1.907551	$901,449	1.15%	to	2.40%	4.17%	to	4.21%	(0.13)%	to	1.13%
2014	996,748	$1.010483	to	$1.886318	$1,255,364	1.15%	to	2.40%	2.99%	to	3.02%	(7.55)%	to	(6.38)%
2013	1,200,512	$1.092958	to	$2.014936	$1,616,551	1.15%	to	2.40%	2.48%	to	2.50%	17.09%	to	18.57%
2012	1,351,867	$0.933396	to	$1.699411	$1,523,973	1.15%	to	2.40%	1.27%	to	1.65%	10.99%	to	12.38%
2011	1,519,041	$0.840995	to	$1.512162	$1,517,493	1.15%	to	2.40%	0.63%	to	0.64%	(14.86)%	to	(13.79)%
Wells Fargo VT Small Cap Growth Fund+
2015	88,059	$16.825853	to	$18.012433	$1,522,962	1.15%	to	2.40%	—	to	—	(4.94)%	to	(3.75)%
2014	113,101	$17.701029	to	$18.713842	$2,047,656	1.15%	to	2.40%	—	to	—	(4.01)%	to	(2.80)%
2013	130,153	$18.439700	to	$19.252544	$2,412,337	1.15%	to	2.40%	—	to	—	46.99%	to	48.84%
2012	182,005	$12.468025	to	$12.935392	$2,286,776	1.15%	to	2.65%	—	to	—	5.29%	to	6.88%
2011	233,490	$11.841972	to	$12.103026	$2,753,528	1.15%	to	2.65%	—	to	—	(6.85)%	to	(5.44)%
Wells Fargo VT Small Cap Value Fund+
2015	268,046	$12.356022	to	$13.227651	$3,458,912	1.15%	to	2.40%	0.57%	to	0.58%	(12.47)%	to	(11.37)%
2014	319,892	$14.116551	to	$14.924536	$4,676,966	1.15%	to	2.40%	0.59%	to	0.60%	2.15%	to	3.44%
2013	405,097	$13.819185	to	$14.428683	$5,754,965	1.15%	to	2.40%	0.95%	to	0.97%	12.30%	to	13.72%
2012	494,029	$12.229896	to	$12.688341	$6,198,451	1.15%	to	2.65%	1.09%	to	1.14%	11.35%	to	13.03%
2011	630,140	$10.983743	to	$11.225910	$7,026,045	1.15%	to	2.65%	0.89%	to	0.90%	(9.49)%	to	(8.12)%
Wells Fargo VT Opportunity Fund+
2015	11,185	$15.516077	to	$16.345729	$181,010	1.15%	to	2.35%	0.40%	to	0.42%	(5.10)%	to	(3.96)%
2014	16,322	$16.350729	to	$17.019429	$275,718	1.15%	to	2.35%	0.30%	to	0.31%	8.13%	to	9.44%
2013	19,423	$15.121187	to	$15.551922	$300,692	1.15%	to	2.35%	0.45%	to	0.45%	27.95%	to	29.50%
2012	23,309	$11.817741	to	$12.009593	$278,763	1.15%	to	2.35%	0.59%	to	0.59%	13.12%	to	14.48%
2011	26,133	$10.447539	to	$10.490576	$273,811	1.15%	to	2.35%	—	to	—	4.48%	to	4.91%
UIF Global Infrastructure Portfolio
2015	157,513	$9.561557	to	$9.779894	$1,534,848	1.40%	to	2.35%	1.58%	to	1.82%	(15.89)%	to	(14.96)%
2014	180,233	$11.367425	to	$11.499836	$2,069,290	1.40%	to	2.35%	—	to	—	13.67%	to	15.00%
HIMCO VIT Index Fund
2015	3,090,606	$1.556988	to	$1.707028	$6,558,470	1.15%	to	2.40%	0.35%	to	0.35%	(1.33)%	to	(0.09)%
2014	3,867,870	$1.791778	to	$22.109906	$8,326,002	0.75%	to	2.65%	—	to	—	4.14%	to	4.78%
HIMCO VIT American Funds Bond Fund
2015	1,312	$11.280000	to	$11.280000	$14,801	1.00%	to	1.00%	1.81%	to	1.81%	(1.05)%	to	(1.05)%
2014	1,359	$11.399986	to	$11.399986	$15,486	1.00%	to	1.00%	—	to	—	0.53%	to	0.53%
HIMCO VIT American Funds Global Small Capitalization Fund
2015	7	$11.184490	to	$11.184490	$80	1.30%	to	1.30%	—	to	—	(1.32)%	to	(1.32)%
2014	7	$11.333888	to	$11.333888	$83	1.30%	to	1.30%	—	to	—	(2.63)%	to	(2.63)%
HIMCO VIT American Funds Growth Fund
2015	606	$15.039710	to	$15.039710	$9,114	1.00%	to	1.00%	0.90%	to	0.90%	5.44%	to	5.44%
2014	653	$14.263752	to	$14.263752	$9,315	1.00%	to	1.00%	—	to	—	3.44%	to	3.44%
HIMCO VIT American Funds International Fund
2015	630	$9.727120	to	$9.727120	$6,127	1.00%	to	1.00%	1.18%	to	1.18%	(5.78)%	to	(5.78)%
2014	618	$10.323945	to	$10.323945	$6,381	1.00%	to	1.00%	—	to	—	(6.15)%	to	(6.15)%
MFS® Core Equity Portfolio+
2015	42,582	$10.112299	to	$10.200852	$433,083	1.30%	to	2.25%	0.55%	to	0.55%	1.12%	to	2.01%
MFS® Massachusetts Investors Growth Stock Portfolio+
2015	30,941	$10.099240	to	$10.155009	$313,848	1.40%	to	2.00%	0.31%	to	0.50%	0.99%	to	1.55%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2015 noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, Connecticut
February 26, 2016

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2015	2014	2013
Revenues
Fee income and other	$1,097	$1,210	$1,462
Earned premiums	92	32	184
Net investment income	1,456	1,543	1,683
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(63)	(31)	(54)
OTTI losses recognized in other comprehensive income (losses) ("OCI")	2	2	9
Net OTTI losses recognized in earnings	(61)	(29)	(45)
Net realized capital gains on investments transferred at fair value in business disposition by reinsurance	—	—	1,561
Other net realized capital gains (losses)	(85)	606	(1,190)
Total net realized capital gains (losses)	(146)	577	326
Total revenues	2,499	3,362	3,655
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,402	1,460	1,758
Amortization of deferred policy acquisition costs	69	206	228
Insurance operating costs and other expenses	524	851	(401)
Reinsurance (gain) loss on disposition	(28)	(23)	1,491
Dividends to policyholders	2	7	18
Total benefits, losses and expenses	1,969	2,501	3,094
Income from continuing operations before income taxes	530	861	561
Income tax expense	30	184	49
Income from continuing operations, net of tax	500	677	512
Loss from discontinued operations, net of tax	—	—	(41)
Net income	500	677	471
Net income attributable to noncontrolling interest	—	1	6
Net income attributable to Hartford Life Insurance Company	$500	$676	$465
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income

	Year Ended December 31,
(In millions)	2015	2014	2013
Comprehensive Income
Net income	$500	$677	$471
Other comprehensive income (loss):
Change in net unrealized gain on securities	(615)	659	(1,257)
Change in net gain on cash-flow hedging instruments	(13)	(9)	(179)
Change in foreign currency translation adjustments	—	(3)	23
OCI, net of tax	(628)	647	(1,413)
Comprehensive income (loss)	(128)	1,324	(942)
Less: Comprehensive income attributable to noncontrolling interest	—	1	6
Comprehensive income (loss) attributable to Hartford Life Insurance Company	$(128)	$1,323	$(948)
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2015	2014
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $23,559 and $23,260)	$24,657	$25,436
Fixed maturities, at fair value using the fair value option (includes variable interest entity assets, at fair value, of $49 and $139)	165	280
Equity securities, available-for-sale, at fair value (cost of $471 and $525) (includes equity securities, at fair value using the fair value option, of $281 and $248, and variable interest entity assets of $1 and $0)	459	514
Mortgage loans (net of allowance for loan losses of $19 and $15)	2,918	3,109
Policy loans, at outstanding balance	1,446	1,430
Limited partnerships, and other alternative investments (includes variable interest entity assets of $2 and $3)	1,216	1,309
Other investments	293	442
Short-term investments (includes variable interest entity assets of $2 and $15)	572	2,162
Total investments	31,726	34,682
Cash	305	258
Premiums receivable and agents’ balances, net	19	27
Reinsurance recoverables	20,499	20,053
Deferred policy acquisition costs	542	521
Deferred income taxes, net	1,581	1,237
Other assets	567	308
Separate account assets	120,111	134,689
Total assets	$175,350	$191,775
Liabilities
Reserve for future policy benefits and unpaid losses and loss adjustment expenses	$13,850	$13,624
Other policyholder funds and benefits payable	31,157	31,994
Other liabilities (including variable interest entity liabilities of $12 and $22)	2,070	2,177
Separate account liabilities	120,111	134,689
Total liabilities	167,188	182,484
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	5,687	6,688
Accumulated other comprehensive income, net of tax	593	1,221
Retained earnings	1,876	1,376
Total stockholder’s equity	8,162	9,291
Total liabilities and stockholder’s equity	$175,350	$191,775
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non-Controlling Interest	Total Stockholder's Equity
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Capital contributions to parent	—	(1,001)	—	—	—	(1,001)
Net income	—	—	—	500	—	500
Total other comprehensive income	—	—	(628)	—	—	(628)
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
Capital contributions to parent	—	(271)	—	—	—	(271)
Net income	—	—	—	676	1	677
Change in non-controlling interest ownership	—	—	—	—	(1)	(1)
Total other comprehensive income	—	—	647	—	—	647
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Balance, December 31, 2012	$6	$8,155	$1,987	$235	$—	$10,383
Capital contributions to parent	—	(1,196)	—	—	—	(1,196)
Net income	—	—	—	465	6	471
Change in non-controlling interest ownership					(6)	(6)
Total other comprehensive income	—	—	(1,413)	—	—	(1,413)
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2015	2014	2013
Operating Activities
Net income	$500	$677	$471
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Amortization of deferred policy acquisition costs	69	206	228
Additions to deferred policy acquisition costs	(7)	(14)	(16)
Net realized capital (gains) losses	146	(577)	(678)
Reinsurance (gain) loss on disposition	(28)	(23)	1,491
Depreciation and amortization (accretion), net	(14)	6	53
Other operating activities, net	38	248	(328)
Change in assets and liabilities:
Increase in future policy benefits and unpaid losses and loss adjustment expenses	276	586	230
(Increase) decrease in reinsurance recoverables	(14)	170	(795)
Decrease (increase) in receivables and other assets	257	(30)	(80)
Decrease in payables and accruals	(479)	(882)	(1,532)
(Decrease) increase in accrued and deferred income taxes	(62)	302	589
Net disbursements from investment contracts related to policyholder funds – international unit-linked bonds and pension products	—	—	(1,833)
Net decrease in equity securities, trading	—	—	1,835
Net cash provided by (used for) operating activities	682	669	(365)
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	11,465	10,333	19,206
Fixed maturities, fair value option	107	358	322
Equity securities, available-for-sale	586	107	81
Mortgage loans	467	377	355
Partnerships	252	152	127
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(11,755)	(7,385)	(14,532)
Fixed maturities, fair value option	(67)	(217)	(134)
Equity securities, available-for-sale	(535)	(363)	(79)
Mortgage loans	(282)	(146)	(177)
Partnerships	(199)	(104)	(99)
Proceeds from business sold	—	—	745
Net proceeds from derivatives	(167)	(66)	(1,900)
Net decrease in policy loans	(31)	(14)	(7)
Net proceeds from (payments for) short-term investments	1,604	(556)	363
Other investing activities, net	1	34	(20)
Net cash provided by investing activities	1,446	2,510	4,251
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,674	4,567	5,943
Withdrawals and other deductions from investment and universal life-type contracts	(16,972)	(21,810)	(24,473)
Net transfers from separate accounts related to investment and universal life-type contracts	10,987	14,167	16,978
Net increase (decrease) in securities loaned or sold under agreements to repurchase	264	—	(1,615)
Capital contributions to parent	(1,001)	(275)	(1,200)
Fee to recapture affiliate reinsurance	—	—	(347)
Net repayments at maturity or settlement of consumer notes	(33)	(13)	(77)
Net cash used for financing activities	(2,081)	(3,364)	(4,791)
Foreign exchange rate effect on cash	—	(3)	9
Net increase (decrease) in cash	47	(188)	(896)
Cash — beginning of year	258	446	1,342
Cash — end of year	$305	$258	$446
Supplemental Disclosure of Cash Flow Information
Income tax (payments) refunds received	(80)	187	181
Noncash return of capital	—	(4)	(4)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)
1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
On June 30, 2014, HLI completed the sale of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company ("HLIKK"), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing HLIKK recaptured certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company ("HLAI"), a wholly owned subsidiary of the Company, by terminating intercompany agreements. The Buyer is responsible for all liabilities related to the recaptured business. However, HLAI has continued to provide reinsurance for yen denominated fixed payout annuities. For further discussion of this transaction, see Note 4 - Reinsurance and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective April 1, 2014, the Company terminated its modified coinsurance ("modco") and coinsurance with funds withheld reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. On April 30, 2014 The Hartford dissolved WRR. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to HLI and the Company became a direct subsidiary of HLI.
On December 12, 2013, the Company completed the sale of the issued and outstanding equity of Hartford Life International Limited, a U.K. company ("HLIL"), to Columbia Insurance Company, a Berkshire Hathaway company.
On January 1, 2013, the Company completed the sale of its Retirement Plans business to Massachusetts Mutual Life Insurance Company ("MassMutual") and on January 2, 2013 the Company completed the sale of its Individual Life insurance business to The Prudential Insurance Company of America ("Prudential"), a subsidiary of Prudential Financial, Inc. These sales were structured as reinsurance transactions.
For further discussion of these transactions, see Note12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC, companies in which the Company directly or indirectly has a controlling financial interest and those variable interest entities (“VIEs”) which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. For further discussions on VIEs, see Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Discontinued Operations
The results of operations of a component of the Company are reported in discontinued operations when certain criteria are met as of the date of disposal, or earlier if classified as held-for-sale. When a component is identified for discontinued operations reporting, amounts for prior periods are retrospectively reclassified as discontinued operations. Prior to January 1, 2015, components were identified as discontinued operations if the operations and cash flows of the component had been or would be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company would not have any significant continuing involvement in the operations of the component after the disposal transaction. For transactions occurring January 1, 2015 or later, under updated guidance issued by the Financial Accounting Standards Board, components are identified as discontinued operations if they are a major part of an entity's operations and financial results such as a separate major line of business or a separate major geographical area of operations regardless of whether the Company has significant continuing involvement in the operations of the component after the disposal transaction. For information on the specific businesses and related impacts, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Future Adoption of New Accounting Standards
Financial Instruments
In January 2016, the Financial Accounting Standards Board (“FASB”) issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with changes in fair value reported in net income except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income (“OCI”) to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, available-for-sale, at fair value with changes in fair value reported in OCI. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholders equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of December 31, 2015, equity securities available-for-sale totaled $178, with no unrealized gains or losses in accumulated OCI. Had the new accounting guidance been in place since the beginning of 2015, the Company would have recognized mark-to-market unrealized losses of $6 after-tax in net income for the year ended December 31, 2015.
Consolidation
The FASB issued updated consolidation guidance. The updates revise existing guidance for when to consolidate VIEs and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify consolidation guidance for determining whether limited partnerships are VIEs or voting interest entities. This guidance is effective January 1, 2016, and may be applied fully retrospectively or through a cumulative effect adjustment to retained earnings as of the adoption (modified retrospective approach). The Company will adopt the guidance using a modified retrospective approach effective as of January 1, 2016 and in the first quarter of 2016 will increase invested assets and other liabilities by an equal amount of less than $80, with no impact to net income, equity, or cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to be entitled in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. This guidance is effective retrospectively on January 1, 2018, with a choice of restating prior periods or recognizing a cumulative effect for contracts in place as of the adoption. Early adoption is permitted as of January 1, 2017. The Company has not yet determined its method for adoption or estimated the effect of the adoption on the Company’s Consolidated Financial Statements.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, and institutional and private-placement life insurance businesses. See Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements for further discussion of life and annuity businesses sold. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life and group disability products premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Dividends to Policyholders
Policyholder dividends are paid to certain life insurance policyholders. Policies that receive dividends are referred to as participating policies. Participating dividends to policyholders are accrued and reported in other liabilities using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.
There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder’s share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and an increase to a liability.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of Accumulated Other Comprehensive Income (Loss) (“AOCI”), after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Also included in equity securities, AFS are certain equity securities for which the Company elected the fair value option. These equity securities are carried at fair value with changes in value recorded in realized capital gains and losses. Fixed maturities for which the Company elected the fair value option are classified as FVO and are carried at fair value with changes in value recorded in realized capital gains and losses on the Company's Consolidated Statements of Operations. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2015, 2014 and 2013 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities for which the fair value option was elected, and derivatives contracts (both free-standing and embedded) that do not qualify or are not designated as a hedge for accounting purposes, ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of derivatives in certain fair-value hedge relationships and their associated hedged asset. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends will be recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2015, 2014 and 2013.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") derivative investments, including transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into synthetic replication transactions.
Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company also clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. The Company has also elected to offset the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Fair Value Hedges
Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges
Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Net Investment in a Foreign Operation Hedges
Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Other Investment and/or Risk Management Activities
The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the the hedged item.
Embedded Derivatives
The Company purchases and has previously issued financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. These agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company. The Company entered into two reinsurance transactions upon completion of the sales of its Retirement Plans and Individual Life businesses in 2013. For further discussion of these transactions, see Note 4 - Reinsurance and Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.
For life insurance products, the DAC asset related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company’s Consolidated Balance Sheets such as sales inducement assets ("SIA"). Components of EGPs are also used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that timeframe are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full surrender and partial withdrawal rates; interest margin; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual account values at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2015, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax expense and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC, and SIA amortization models, as well as, the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC, SIA, and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Separate Accounts, Death Benefits and Other Insurance Benefit Features
The Company records the variable account value portion of variable annuity and variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability with changes reported in the same line item in the Consolidated Statements of Operations. The Company earns fees for investment management, certain administrative expenses, and mortality and expense risks assumed which are reported in fee income.
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, or secondary guarantee benefits offered with universal life insurance contracts. GMWBs that represent embedded derivatives are accounted for at fair value. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. For the Company's GMWB products, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. These GMDBs, GMIBs, the life-contingent portion of the GMWBs and the universal life insurance secondary guarantees require an additional liability to be held above the account value liability representing the policyholders' funds. This liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected fees. The liability is accrued as actual fees are earned. The expected present value of benefits and fees are generally derived from a set of stochastic scenarios, that have been calibrated to our RTM separate account returns, and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits, losses and loss adjustment expense. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.
Reserve for Future Policy Benefits and Unpaid Losses and Loss Adjustment Expenses
Liabilities for the Company’s group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate. These reserves are computed such that they are expected to meet the Company’s future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company’s reserve levels and related future operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consist of non-variable account values associated with variable annuity and other universal life-type contracts and investment contracts.
Investment contracts consist of institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date.
Foreign Currency
Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income (loss). The Company’s foreign subsidiaries’ balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies. Gains and losses resulting from the remeasurement of foreign currency transactions are reflected in earnings in realized capital gains (losses) in the period in which they occur.
2. Fair Value Measurements
Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company's Consolidated Financial Statements include fixed maturity and equity securities, AFS; fixed maturities and equity securities, FVO; short-term investments; freestanding and embedded derivatives; certain limited partnerships and other alternative investments; separate account assets and certain other liabilities. The Company's estimates of fair value for financial assets and financial liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3).

Level 1	Unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs, as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present assets and (liabilities) carried at fair value by hierarchy level.

	December 31, 2015
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$846	$—	$841	$5
Collateralized debt obligations ("CDOs")	1,408	—	1,078	330
Commercial mortgage-backed securities ("CMBS")	1,964	—	1,902	62
Corporate	15,175	—	14,641	534
Foreign government/government agencies	331	—	314	17
States, municipalities and political subdivisions (“Municipal”)	1,132	—	1,083	49
Residential mortgage-backed securities ("RMBS")	1,503	—	875	628
U.S. Treasuries	2,298	123	2,175	—
Total fixed maturities	24,657	123	22,909	1,625
Fixed maturities, FVO	165	1	162	2
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	459	396	25	38
Derivative assets
Credit derivatives	7	—	7	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	54	—	54	—
GMWB hedging instruments	111	—	27	84
Macro hedge program	74	—	—	74
Total derivative assets [2]	250	—	92	158
Short-term investments	572	131	441	—
Reinsurance recoverable for GMWB	83	—	—	83
Modified coinsurance reinsurance contracts	79	—	79	—
Separate account assets [3]	118,163	78,099	39,559	505
Total assets accounted for at fair value on a recurring basis	$144,439	$78,761	$63,267	$2,411
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB	$(262)	$—	$—	$(262)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(288)	—	—	(288)
Derivative liabilities
Credit derivatives	(7)	—	(7)	—
Equity derivatives	41	—	41	—
Foreign exchange derivatives	(376)	—	(376)	—
Interest rate derivatives	(431)	—	(402)	(29)
GMWB hedging instruments	47	—	(4)	51
Macro hedge program	73	—	—	73
Total derivative liabilities [4]	(653)	—	(748)	95
Total liabilities accounted for at fair value on a recurring basis	$(941)	$—	$(748)	$(193)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	December 31, 2014
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$1,171	$—	$1,089	$82
CDOs	1,148	—	788	360
CMBS	1,887	—	1,768	119
Corporate	15,742	—	15,096	646
Foreign government/government agencies	602	—	572	30
Municipal	1,052	—	998	54
RMBS	1,857	—	1,123	734
U.S. Treasuries	1,977	72	1,905	—
Total fixed maturities	25,436	72	23,339	2,025
Fixed maturities, FVO	280	—	196	84
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	514	411	55	48
Derivative assets
Credit derivatives	3	—	5	(2)
Equity derivatives	2	—	—	2
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	123	—	123	—
GMWB hedging instruments	119	—	5	114
Macro hedge program	93	—	—	93
Total derivative assets [2]	339	—	132	207
Short-term investments	2,162	199	1,963	—
Reinsurance recoverable for GMWB	56	—	—	56
Modified coinsurance reinsurance contracts	34	—	34	—
Separate account assets [3]	132,198	91,524	40,096	578
Total assets accounted for at fair value on a recurring basis	$161,030	$92,217	$65,815	$2,998
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB	$(139)	$—	$—	$(139)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(165)	—	—	(165)
Derivative liabilities
Credit derivatives	—	—	1	(1)
Equity derivatives	28	—	25	3
Foreign exchange derivatives	(444)	—	(444)	—
Interest rate derivatives	(409)	—	(382)	(27)
GMWB hedging instruments	55	—	(1)	56
Macro hedge program	48	—	—	48
Total derivative liabilities [4]	(722)	—	(801)	79
Consumer notes [5]	(3)	—	—	(3)
Total liabilities accounted for at fair value on a recurring basis	$(890)	$—	$(801)	$(89)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. As of December 31, 2015 and December 31, 2014, $271 and $399, respectively, of cash collateral liability was netted against the derivative asset value in the Consolidated Balance Sheets and is excluded from the preceding table. See footnote 4 for derivative liabilities.

[3]
Approximately $1.8 billion and $2.5 billion of investment sales receivable, as of December 31, 2015 and 2014, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair market value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law. In the following Level 3 roll forward table in this Note 2, the derivative assets and liabilities are referred to as “freestanding derivatives” and are presented on a net basis.

[5]	Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Techniques, Procedures and Controls
The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters.
The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Accounting, and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.
The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company's operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs; as well as, an analysis of significant changes to current models.
Fixed Maturities, Equity Securities, and Short-term Investments
The fair value of fixed maturities, equity securities, and short-term investments in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most fixed maturities do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.
Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.
The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.
The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of this analysis, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The Company conducts other specific monitoring controls around pricing. Daily analyses identify price changes over 3% for fixed maturities and 5% for equity securities and trade prices for both debt and equity securities that differ over 3% to the current day’s price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differ from what the Company feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.
The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.
Derivative Instruments, including Embedded Derivatives within Investments
Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded and OTC-cleared derivatives, or independent broker quotations. Excluding embedded and reinsurance related derivatives, as of December 31, 2015 and 2014, 94% and 95%, respectively, of derivatives, based upon notional values, were priced by valuation models, including discounted cash flow models and option-pricing models that utilize present value techniques, or quoted market prices. The remaining derivatives were priced by broker quotations.
The Derivatives Working Group performs ongoing analyses of the valuations, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
Valuation Inputs for Investments
For Level 1 investments, which are comprised of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts, valuations are based on quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.
For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.
A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third party pricing services. These investments include most fixed maturities and preferred stocks, including those reported in separate account assets, as well as derivative instruments.

•
ABS, CDOs, CMBS and RMBS – Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. These estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

•	Corporates, including investment grade private placements – Primary inputs also include observations of credit default swap curves related to the issuer.

•	Foreign government/government agencies—Primary inputs also include observations of credit default swap curves related to the issuer and political events in emerging market economies.

•	Municipals – Primary inputs also include Municipal Securities Rulemaking Board reported trades and material event notices, and issuer financial statements.

•	Short-term investments – Primary inputs also include material event notices and new issue money market rates.

•	Credit derivatives – Primary inputs include the swap yield curve and credit default swap curves.

•	Foreign exchange derivatives – Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

•	Interest rate derivatives – Primary input is the swap yield curve.

•	Equity derivatives – Primary inputs include equity index levels.

Level 3
Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate ("CRE") CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in the preceding noted Level 2 measurements, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third party pricing services, including certain municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Significant inputs for Level 3 derivative contracts primarily include the typical inputs used in the preceding noted Level 1 and Level 2 measurements; but also include equity and interest rate volatility and swap yield curves beyond observable limits, and commodity price curves. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations.

Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $711 and $1.4 billion, for the years ended December 31, 2015 and 2014, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2015 and 2014, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2015 and 2014, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Value
The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude ABS, CRE CDOs, index options and certain corporate securities for which fair values are predominately based on broker quotations.

	As of December 31, 2015
Securities				Unobservable Inputs
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CMBS [3]	$61	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	31bps	1,505bps	230bps	Decrease
Corporate [3]	213	Discounted cash flows	Spread	63bps	800bps	290bps	Decrease
Municipal [3]	31	Discounted cash flows	Spread	193bps	193bps	193bps	Decrease
RMBS	628	Discounted cash flows	Spread	30bps	1,696bps	172bps	Decrease
			Constant prepayment rate	—%	20%	3%	Decrease [4]
			Constant default rate	1%	10%	6%	Decrease
			Loss severity	—%	100%	79%	Decrease

	As of December 31, 2014
CMBS	$119	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	46bps	2,475bps	284bps	Decrease
Corporate [3]	324	Discounted cash flows	Spread	123bps	765bps	267bps	Decrease
Municipal [3]	32	Discounted cash flows	Spread	212bps	212bps	212bps	Decrease
RMBS	734	Discounted cash flows	Spread	23bps	1,904bps	141bps	Decrease
			Constant prepayment rate	—%	7%	3%	Decrease [4]
			Constant default rate	1%	14%	7%	Decrease
			Loss severity	—%	100%	78%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the preceding table.

[3]	Level 3 CMBS, corporate and municipal securities excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

[4]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	As of December 31, 2015
Freestanding Derivatives				Unobservable Inputs
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Interest rate derivatives
Interest rate swaps	(30)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(31)	Option model	Equity volatility	19%	21%	Increase
Equity options	35	Option model	Equity volatility	27%	29%	Increase
Customized swaps	131	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options [2]	179	Option model	Equity volatility	14%	28%	Increase

	As of December 31, 2014
Interest rate derivatives
Interest rate swaps	(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
Interest rate swaptions	2	Option Model	Interest rate volatility	1%	1%	Increase
GMWB hedging instruments
Equity options	46	Option model	Equity volatility	22%	34%	Increase
Customized swaps	124	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options	141	Option model	Equity volatility	27%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include ABS, CDOs, index options and corporate. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the year ended, December 31, 2015, no significant adjustments were made by the Company to broker prices received.

Product Derivatives
The Company formerly offered and subsequently reinsured certain variable annuity products with GMWB riders. Also, through reinsurance from HLIKK, the Company formerly assumed GMWB, GMIB and guaranteed minimum accumulation benefit ("GMAB") riders. Concurrent with the sale of HLIKK, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK is responsible for all liabilities of the recaptured business. For further discussion on the sale, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The GMWB provides the policyholder with a GRB which is generally equal to premiums less withdrawals.  If the policyholder’s account value is reduced a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. Certain contract provisions can increase the GRB at contract holder election or after the passage of time. The GMWB represents an embedded derivative in the variable annuity contract. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses. The Company’s GMWB liability is carried at fair value and reported in other policyholder funds. The notional value of the embedded derivative is the GRB.
In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the “Attributed Fees”). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract reported in fee income.
Effective April 1, 2014, HLAI, terminated its reinsurance agreement with an affiliated captive reinsurer and recaptured all reinsurance risks. For further information regarding this reinsurance agreement, see Note 10 -Transactions with Affiliates of Notes to Consolidated Financial Statements.
GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
The fair value of the GMWB reinsurance derivative is calculated as an aggregation of the components described in the Living Benefits Required to be Fair Valued discussion below and is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability, such as lapses, fund selection, resets and withdrawal utilization and risk margins.
Living Benefits Required to be Fair Valued (in Other Policyholder Funds and Benefits Payable)
Fair values for GMWBs classified as embedded derivatives are calculated using the income approach based upon internally developed models because active, observable markets do not exist for those items. The fair value of these GMWBs and the related reinsurance and customized freestanding derivatives are calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer to or receive from market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. The fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods’ net income. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value. Oversight of the Company’s valuation policies and processes for product and GMWB reinsurance derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company’s valuation model as well as associated controls.
Best Estimate Claims Costs
The Best Estimate Claims Costs is calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involves numerous estimates and subjective judgments regarding a number of variables. These variables include expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates, and assumptions about policyholder behavior which emerge over time.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

At each valuation date, the Company assumes expected returns based on:

•	risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates;

•	market implied volatility assumptions for each underlying index based primarily on a blend of observed market “implied volatility” data;

•	correlations of historical returns across underlying well known market indices based on actual observed returns over the ten years preceding the valuation date; and

•	three years of history for fund regression.
On a daily basis, the Company updates capital market assumptions used in the GMWB liability model such as interest rates, equity indices and the blend of implied equity index volatilities. The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated, as appropriate, in conjunction with the completion of the Company’s annual comprehensive study to refine its estimate of future gross profits.
Credit Standing Adjustment
This assumption makes an adjustment that market participants would make, in determining fair value, to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability. For the years ended December 31, 2015, 2014 and 2013, the credit standing adjustment assumption, net of reinsurance and exclusive of the impact of the credit standing adjustment on other market sensitivities, resulted in pre-tax realized gains (losses) of $(2), $41 and $492, respectively. As of December 31, 2015 and 2014, the credit standing adjustment was $0 and $1, respectively.
Margins
The behavior risk margin adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Assumption updates, including policyholder behavior assumptions, affected best estimates and margins for total pre-tax realized gains (losses) of $(42), $31 and $28 for the years ended December 31, 2015, 2014 and 2013. As of December 31, 2015 and 2014 the behavior risk margin was $45 and $74, respectively.
In addition to the non-market-based updates described above, the Company recognized non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices resulting in before-tax realized gains (losses) of approximately $(18), $(5) and $11 for the years ended December 31, 2015, 2014 and 2013, respectively.
The following table provides quantitative information about the significant unobservable inputs and is applicable to all of the GMWB embedded derivative and the GMWB reinsurance derivative for the years ended December 31, 2015 and 2014.

	Unobservable Inputs
Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal Utilization [2]	20%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	75%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	10%	40%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Generally a change in withdrawal utilization assumptions would be accompanied by a directionally opposite change in lapse rate assumptions, as the behavior of policyholders that utilize GMWB riders is typically different from policyholders that do not utilize these riders.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. Separate account assets classified as Level 3 primarily include limited partnerships in which fair value represents the separate account’s share of the fair value of the equity in the investment (“net asset value”) and are classified in level 3 based on the Company’s ability to redeem its investment.
Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
The following tables provide fair value roll forwards for the year ended December 31, 2015, for financial instruments classified as Level 3.

	Fixed Maturities, AFS								Fixed Maturities, FVO
Assets	ABS	CDOs	CMBS	Corporate	Foreign govt./govt. agencies	Municipal	RMBS	Total Fixed Maturities, AFS
Fair value as of January 1, 2015	$82	$360	$119	$646	$30	$54	$734	$2,025	$84
Total realized/unrealized gains (losses)
Included in net income [1] [2]	—	(1)	—	(18)	—	—	(2)	(21)	(5)
Included in OCI [3]	(2)	3	(5)	(38)	(3)	(5)	(2)	(52)	1
Purchases	22	—	18	45	5	—	154	244	6
Settlements	—	(26)	(36)	(21)	(3)	—	(126)	(212)	(23)
Sales	(6)	—	(3)	(43)	(15)	—	(127)	(194)	(50)
Transfers into Level 3 [4]	1	—	4	99	3	—	16	123	—
Transfers out of Level 3 [4]	(92)	(6)	(35)	(136)	—	—	(19)	(288)	(11)
Fair value as of December 31, 2015	$5	$330	$62	$534	$17	$49	$628	$1,625	$2
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$—	$(1)	$(1)	$(17)	$—	$—	$(3)	$(22)	$(3)

		Freestanding Derivatives [5]
Assets (Liabilities)	Equity Securities AFS	Credit	Commodity	Equity	Interest Rate	GMWB Hedging	Macro Hedge Program	Total Free- Standing Derivatives [5]
Fair value as of January 1, 2015	$48	$(3)	$—	$5	$(27)	$170	$141	$286
Total realized/unrealized gains (losses)
Included in net income [1] [2]	(5)	1	(3)	5	(1)	(16)	(41)	(55)
Included in OCI [3]	1	—		—	—	—	—	—
Purchases	11	(8)		—	—	—	47	39
Settlements	(1)	—	(3)	(10)	(1)	(19)	—	(33)
Sales	(13)	—		—	—	—	—	—
Transfers into Level 3 [4]	—	—	6	—	—	—	—	6
Transfers out of Level 3 [4]	(3)	10		—	—	—	—	10
Fair value as of December 31, 2015	$38	$—	$—	$—	$(29)	$135	$147	$253
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$(5)	$—	$—	$—	$—	$(5)	$(34)	$(39)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Assets	Reinsurance Recoverable for GMWB	Separate Accounts
Fair value as of January 1, 2015	$56	$578
Total realized/unrealized gains (losses)
Included in net income [1] [2]	9	12
Included in OCI [3]	—	(5)
Purchases	—	394
Settlements	18	(19)
Sales	—	(265)
Transfers into Level 3 [4]	—	12
Transfers out of Level 3 [4]	—	(202)
Fair value as of December 31, 2015	$83	$505
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$9	$11

	Other Policyholder Funds and Benefits Payable
Liabilities	Guaranteed Withdrawal Benefits [7]	Equity Linked Notes	Consumer Notes
Fair value as of January 1, 2015	$(139)	$(26)	$(3)
Total realized/unrealized gains (losses)
Included in net income [1] [2]	(59)	—	3
Settlements	(64)	—	—
Fair value as of December 31, 2015	$(262)	$(26)	$—
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$(59)	$—	$3
The tables below provide a fair value roll forward for the year ended December 31, 2014, for the Level 3 financial instruments.

	Fixed Maturities, AFS
Assets	ABS	CDOs	CMBS	Corporate	Foreign govt./govt. agencies	Municipal	RMBS	Total Fixed Maturities, AFS	Fixed Maturities, FVO
Fair value as of January 1, 2014	$108	$428	$360	$790	$38	$49	$798	$2,571	$178
Total realized/unrealized gains (losses)
Included in net income [1] [2]	—	11	6	(10)	(1)	—	11	17	17
Included in OCI [3]	2	(7)	(6)	16	5	6	4	20	—
Purchases	32	6	26	62	6	—	230	362	14
Settlements	(1)	(44)	(175)	(36)	(4)	—	(127)	(387)	(121)
Sales	(11)	(21)	(34)	(96)	(14)	(1)	(150)	(327)	(4)
Transfers into Level 3 [4]	71	48	7	146	—	—	—	272	—
Transfers out of Level 3 [4]	(119)	(61)	(65)	(226)	—	—	(32)	(503)	—
Fair value as of December 31, 2014	$82	$360	$119	$646	$30	$54	$734	$2,025	$84
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$—	$—	$(2)	$(4)	$(2)	$—	$(1)	$(9)	$14

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

		Freestanding Derivatives [5]
Assets (Liabilities)	Equity Securities, AFS	Credit	Foreign Exchange Contracts	Equity	Interest Rate	GMWB Hedging	Macro Hedge Program	Intl. Program Hedging	Total Free-Standing Derivatives [5]
Fair value as of January 1, 2014	$51	$2	$—	$2	$(24)	$146	$139	$(61)	$204
Total realized/unrealized gains (losses)
Included in net income [1] [2]	4	(2)	2	3	(5)	13	(12)	24	23
Included in OCI [3]	1	—	—	—	—	—	—	—	—
Purchases	6	(2)	—	—	4	4	14	9	29
Settlements	—	—	—	—	—	7	—	(5)	2
Sales	(14)	—	—	—	—	—	—	—	—
Transfers into Level 3 [4]	—	—	(2)	—	—	—	—	—	(2)
Transfers out of Level 3 [4]	—	(1)	—	—	(2)	—	—	33	30
Fair value as of December 31, 2014	$48	$(3)	$—	$5	$(27)	$170	$141	$—	$286
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$(1)	$(3)	$—	$—	$(5)	$1	$(11)	$17	$(1)

Assets	Reinsurance Recoverable for GMWB	Separate Accounts
Fair value as of January 1, 2014	$(465)	$737
Total realized/unrealized gains (losses)
Included in net income [1] [2]	441	13
Purchases	—	339
Settlements	80	(3)
Sales	—	(201)
Transfers into Level 3 [4]	—	37
Transfers out of Level 3 [4]	—	(344)
Fair value as of December 31, 2014	$56	$578
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$441	$8

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	Other Policyholder Funds and Benefits Payable [1]
Liabilities	Guaranteed Living Benefits [6]	Equity Linked Notes	Total Other Policyholder Funds and Benefits Payable	Consumer Notes
Fair value as of January 1, 2014	$(576)	$(18)	$(594)	$(2)
Total realized/unrealized gains (losses)
Included in net income [1] [2]	577	(8)	569	(1)
Settlements	(140)	—	(140)	—
Fair value as of December 31, 2014	$(139)	$(26)	$(165)	$(3)
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$167	$(8)	$159	$(1)

[1]
The Company classifies gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheet in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

[7]
Settlements of other liabilities reflect the removal of liabilities carried at fair value upon the deconsolidation of a variable interest entity. See Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements for additional information.

Fair Value Option
FVO investments include certain securities that contain embedded credit derivatives with underlying credit risk primarily related to residential and commercial real estate, for which the company has elected the fair value option. The Company also classifies the underlying fixed maturities held in certain consolidated investment funds within the Fixed Maturities, FVO line on the Consolidated Balance Sheets. The Company reports these consolidated investment companies at fair value with changes in the fair value of these securities recognized in net realized capital gains and losses, which is consistent with accounting requirements for investment companies. The investment funds hold fixed income securities in multiple sectors and the Company has management and control of the funds as well as a significant ownership interest.
The Company also elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedge the risk associated with the investments. The swaps do not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps are recorded in net realized capital gains and losses. These equity securities are classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities is recorded in net investment income and changes in fair value are recorded in net realized capital gains and losses.
The following table presents the changes in fair value of those assets and liabilities accounted for using the fair value option reported in net realized capital gains and losses in the Company's Consolidated Statements of Operations.

	Year Ended December 31,
	2015	2014
Assets
Fixed maturities, FVO
CDOs	$1	$21
Corporate	(3)	(3)
Foreign government	2	16
Total fixed maturities, FVO	$—	$34
Equity, FVO	(12)	(2)
Total realized capital gains (losses)	$(12)	$32

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents the fair value of assets and liabilities accounted for using the fair value option included in the Company's Consolidated Balance Sheets.

	Year Ended December 31,
	2015	2014
Assets
Fixed maturities, FVO
ABS	$4	$13
CDOs	1	67
CMBS	6	15
Corporate	31	96
Foreign government	1	3
Municipals	—	2
RMBS	119	82
U.S. Government	3	2
Total fixed maturities, FVO	$165	$280
Equity, FVO [1]	$281	$248

[1]	Included in equity securities, AFS on the Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Financial Instruments Not Carried at Fair Value
The following table presents carrying amounts and fair values of the Company's financial instruments not carried at fair value.

		December 31, 2015		December 31, 2014
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 3	$1,446	$1,446	$1,430	$1,430
Mortgage loans	Level 3	2,918	2,995	3,109	3,280
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	6,611	6,802	7,134	7,353
Consumer notes [2] [3]	Level 3	38	38	68	68
Assumed investment contracts [3]	Level 3	619	682	763	851

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in disclosures above.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans. During the second quarter of 2014, the Company changed the valuation technique used to estimate the fair value of policy loans, which previously was estimated by utilizing discounted cash flow calculations, using U.S. Treasury interest rates, based on the loan durations.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.
Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, were estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.
3. Investments and Derivative Instruments
Net Investment Income

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Fixed maturities [1]	$1,095	$1,113	$1,253
Equity securities	7	14	8
Mortgage loans	152	156	172
Policy loans	82	80	82
Limited partnerships and other alternative investments	97	141	119
Other investments [2]	82	111	125
Investment expenses	(59)	(72)	(76)
Total net investment income	$1,456	$1,543	$1,683

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.
Net Realized Capital Gains (Losses)

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Gross gains on sales [1]	$239	$264	$2,196
Gross losses on sales	(211)	(235)	(700)
Net OTTI losses recognized in earnings	(61)	(29)	(45)
Valuation allowances on mortgage loans	(4)	(4)	(1)
Japanese fixed annuity contract hedges, net [2]	—	(14)	6
Periodic net coupon settlements on credit derivatives	6	11	(3)
Results of variable annuity hedge program
GMWB derivatives, net	(87)	5	262
Macro hedge program	(46)	(11)	(234)
Total U.S. program	(133)	(6)	28
International Program [3]	—	(126)	(963)
Total results of variable annuity hedge program	(133)	(132)	(935)
GMIB/GMAB/GMWB reinsurance	—	579	1,107
Modified coinsurance reinsurance contracts	46	395	(1,405)
Other, net [4]	(28)	(258)	106
Net realized capital gains (losses), before-tax	$(146)	$577	$326

[1]	Includes $1.5 billion of gross gains relating to the sales of the Retirement Plans and Individual Life businesses in the year ended December 31, 2013.

[2]
For the years ended December 31, 2014 and 2013, includes the transactional foreign currency re-valuation gains (losses) of $(51) and $324, respectively, related to the Japan fixed annuity product, as well as the change in value related to the derivative hedging instruments and the Japan government FVO securities of $37, and $(318), respectively.

[3]	Includes $(2) and $(55) of transactional foreign currency re-valuation losses for the years ended December 31, 2014 and 2013, respectively.

[4]
Other, net gains and losses include transactional foreign currency revaluation gains (losses) on the yen denominated fixed payout annuity liabilities and gains (losses) on non-qualifying derivatives used to hedge the foreign currency exposure of the liabilities. Gains (losses) from transactional foreign currency revaluation of the reinsured liabilities were $4, $116, and $250, respectively, for the years ended December 31, 2015, 2014 and 2013. Gains (losses) on the instruments used to hedge the foreign currency exposure on the reinsured fixed payout annuities were $(21), $(148), and $(268), respectively, for the years ended December 31, 2015, 2014 and 2013. Includes $71 of gains relating to the sales of the Retirement Plans and Individual Life businesses for the year ended December 31, 2013 as well as changes in value of non-qualifying derivatives. Also includes for the year ended December 31, 2014 a loss of $(213) related to the recapture of the GMIB/GMAB/GMWB reinsurance contracts, which is offset by gains on the termination of the embedded derivative reflected in the GMIB/GMAB/GMWB reinsurance line.

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $(27), $1 and $1.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Sales of Available-for-Sale Securities

	For the years ended December 31,
	2015	2014	2013
Fixed maturities, AFS
Sale proceeds	$9,454	$9,084	$19,190
Gross gains [1]	195	210	1,867
Gross losses	(161)	(183)	(421)
Equity securities, AFS
Sale proceeds	$586	$107	$81
Gross gains	26	9	254
Gross losses	(26)	(6)	(263)

[1]	Includes $1.5 billion of gross gains relating to the sales of the Retirement Plans and Individual Life businesses for the year ended December 31, 2013.
Sales of AFS securities in 2015 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.
Recognition and Presentation of Other-Than-Temporary Impairments
The Company deems bonds and certain equity securities with debt-like characteristics (collectively “debt securities”) to be other-than-temporarily impaired (“impaired”) if a security meets the following conditions: a) the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value ("intent-to-sell"), or b) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment, which typically includes current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis. The Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary.
The Company’s evaluation of whether a credit impairment exists for debt securities includes but is not limited to, the following factors: (a) changes in the financial condition of the security’s underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) changes in the financial condition, credit rating and near-term prospects of the issuer, (d) the extent to which the fair value has been less than the amortized cost of the security and (e) the payment structure of the security. The Company’s best estimate of expected future cash flows used to determine the credit loss amount is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, and loan-to-value ("LTV") ratios. In addition, for structured securities, the Company considers factors including, but not limited to, average cumulative collateral loss rates that vary by vintage year, commercial and residential property value declines that vary by property type and location and commercial real estate delinquency levels. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

For equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading unless approved by investment and accounting professionals. The investment and accounting professionals will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer’s financial condition, security price declines, a change in regulatory requirements or a major business combination or major disposition.
The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.
The following table presents the Company's impairments by impairment type.

	For the years ended December 31,
	2015	2014	2013
Intent-to-sell impairments	$24	$11	$18
Credit impairments	23	16	18
Impairments on equity securities	14	1	9
Other impairments	—	1	—
Total impairments	$61	$29	$45
The following table presents a roll-forward of the Company’s cumulative credit impairments on fixed maturities held.

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Balance, beginning of period	$(296)	$(410)	$(813)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(11)	(7)	(14)
Securities previously impaired	(12)	(9)	(4)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	58	111	403
Securities the Company made the decision to sell or more likely than not will be required to sell	1	—	1
Securities due to an increase in expected cash flows	49	19	$17
Balance as of end of period	$(211)	$(296)	$(410)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Available-for-Sale Securities
The following table presents the Company’s AFS securities by type.

	December 31, 2015					December 31, 2014
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$864	$16	$(34)	$846	$—	$1,181	$20	$(30)	$1,171	$—
CDOs [2]	1,354	67	(11)	1,408	—	1,083	84	(20)	1,148	—
CMBS	1,936	52	(24)	1,964	(3)	1,797	97	(7)	1,887	(3)
Corporate	14,425	975	(225)	15,175	(3)	14,166	1,685	(109)	15,742	(3)
Foreign govt./govt. agencies	328	14	(11)	331	—	576	35	(9)	602	—
Municipal	1,057	80	(5)	1,132	—	935	118	(1)	1,052	—
RMBS	1,468	43	(8)	1,503	—	1,805	64	(12)	1,857	—
U.S. Treasuries	2,127	184	(13)	2,298	—	1,717	261	(1)	1,977	—
Total fixed maturities, AFS	23,559	1,431	(331)	24,657	(6)	23,260	2,364	(189)	25,436	(6)
Equity securities, AFS [3]	178	11	(11)	178	—	275	10	(19)	266	—
Total AFS securities	$23,737	$1,442	$(342)	$24,835	$(6)	$23,535	$2,374	$(208)	$25,702	$(6)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2015 and 2014.

[2]	Gross unrealized gains (losses) exclude the fair value of bifurcated embedded derivatives within certain securities. Subsequent changes in value are recorded in net realized capital gains (losses).

[3]	Excludes equity securities, FVO, with a cost and fair value of $293 and $281, respectively, as of December 31, 2015, and $250 and $248 as of December 31, 2014.
The following table presents the Company’s fixed maturities, AFS, by contractual maturity year.

	December 31, 2015		December 31, 2014
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$953	$974	$1,031	$1,043
Over one year through five years	4,973	5,075	4,902	5,168
Over five years through ten years	3,650	3,714	3,345	3,501
Over ten years	8,361	9,173	8,116	9,661
Subtotal	17,937	18,936	17,394	19,373
Mortgage-backed and asset-backed securities	5,622	5,721	5,866	6,063
Total fixed maturities, AFS	$23,559	$24,657	$23,260	$25,436
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government securities as of December 31, 2015 or 2014. As of December 31, 2015, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were Morgan Stanley, Verizon Communications Inc., and Bank of America Corp. which each comprised less than 1% of total invested assets. As of December 31, 2014, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the HSBC Holdings PLC, Verizon Communication Inc., and Bank of America Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2015, were financial services, utilities, and consumer non-cyclical which comprised approximately 11%, 8% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2014 were financial services, utilities, and consumer non-cyclical which comprised approximately 9%, 8% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities
The following tables present the Company’s unrealized loss aging for AFS securities by type and length of time the security was in a continuous unrealized loss position.

	December 31, 2015
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$387	$385	$(2)	$271	$239	$(32)	$658	$624	$(34)
CDOs [1]	608	602	(6)	500	493	(5)	1,108	1,095	(11)
CMBS	655	636	(19)	99	94	(5)	754	730	(24)
Corporate	4,880	4,696	(184)	363	322	(41)	5,243	5,018	(225)
Foreign govt./govt. agencies	144	136	(8)	30	27	(3)	174	163	(11)
Municipal	179	174	(5)	—	—	—	179	174	(5)
RMBS	280	279	(1)	230	223	(7)	510	502	(8)
U.S. Treasuries	963	950	(13)	8	8	—	971	958	(13)
Total fixed maturities, AFS	8,096	7,858	(238)	1,501	1,406	(93)	9,597	9,264	(331)
Equity securities, AFS [2]	83	79	(4)	44	37	(7)	127	116	(11)
Total securities in an unrealized loss position	$8,179	$7,937	$(242)	$1,545	$1,443	$(100)	$9,724	$9,380	$(342)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

	December 31, 2014
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$368	$367	$(1)	$340	$311	$(29)	$708	$678	$(30)
CDOs [1]	123	122	(1)	771	753	(19)	894	875	(20)
CMBS	109	108	(1)	194	188	(6)	303	296	(7)
Corporate	1,542	1,491	(51)	661	603	(58)	2,203	2,094	(109)
Foreign govt./govt. agencies	145	140	(5)	68	64	(4)	213	204	(9)
Municipal	14	14	—	13	12	(1)	27	26	(1)
RMBS	148	147	(1)	229	218	(11)	377	365	(12)
U.S. Treasuries	184	184	—	18	17	(1)	202	201	(1)
Total fixed maturities, AFS	2,633	2,573	(60)	2,294	2,166	(129)	4,927	4,739	(189)
Equity securities, AFS [2]	81	75	(6)	92	79	(13)	173	154	(19)
Total securities in an unrealized loss position	$2,714	$2,648	$(66)	$2,386	$2,245	$(142)	$5,100	$4,893	$(208)

[1]	Unrealized losses exclude the change in fair value of bifurcated embedded derivatives within certain securities for which changes in fair value are recorded in net realized capital gains (losses).

[2]	As of December 31, 2015 and 2014, excludes equity securities, FVO which are included in equity securities, AFS on the Consolidated Balance Sheets.

As of December 31, 2015, AFS securities in an unrealized loss position consisted of 2,814 securities, primarily in the corporate sector, as well as commercial and residential real estate and student loan ABS, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2015, 92% of these securities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2015 was primarily attributable to wider credit spreads and an increase in interest rates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Most of the securities depressed for twelve months or more primarily relate to student loan ABS and corporate securities concentrated in the financial services and energy sectors, as well as structured securities with exposure to commercial and residential real estate. Student loan ABS and corporate financial services securities were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities within the energy sector are primarily depressed due to a decline in oil prices. For certain commercial and residential real estate securities, current market spreads are wider than spreads at the securities' respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
The Company’s security monitoring process reviews mortgage loans on a quarterly basis to identify potential credit losses. Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historic, current and projected delinquency rates and property values. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate, (b) the loan’s observable market price or, most frequently, (c) the fair value of the collateral. A valuation allowance has been established for either individual loans or as a projected loss contingency for loans with an LTV ratio of 90% or greater and after consideration of other credit quality factors, including DSCR. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the loans continue to perform under the original or restructured terms. Interest income ceases to accrue for loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. Loans may resume accrual status when it is determined that sufficient collateral exists to satisfy the full amount of the loan and interest payments, as well as when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

	December 31, 2015			December 31, 2014
	Amortized Cost [1]	Valuation Allowance	Carrying Value	Amortized Cost [1]	Valuation Allowance	Carrying Value
Total commercial mortgage loans	$2,937	$(19)	$2,918	$3,124	$(15)	$3,109

[1]	Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2015 and 2014, the carrying value of mortgage loans associated with the valuation allowance was $39 and $49, respectively. There were no mortgage loans held-for-sale as of December 31, 2015, or December 31, 2014. As of December 31, 2015, loans within the Company’s mortgage loan portfolio that have had extensions or restructurings other than what is allowable under the original terms of the contract are immaterial.
The following table presents the activity within the Company’s valuation allowance for mortgage loans. These loans have been evaluated both individually and collectively for impairment. Loans evaluated collectively for impairment are immaterial.

	For the years ended December 31,
	2015	2014	2013
Balance as of January 1	$(15)	$(12)	$(14)
(Additions)/Reversals	(4)	(4)	(2)
Deductions	—	1	4
Balance as of December 31	$(19)	$(15)	$(12)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 54% as of December 31, 2015, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan values are updated no less than annually through property level reviews of the portfolio. Factors considered in the property valuation include, but are not limited to, actual and expected property cash flows, geographic market data and capitalization rates. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.45x as of December 31, 2015. As of December 31, 2015, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income. As of December 31, 2014, the Company held no delinquent commercial mortgage loans past due by 90 days or more.
The following table presents the carrying value of the Company’s commercial mortgage loans by LTV and DSCR.

Commercial Mortgage Loans Credit Quality
	December 31, 2015		December 31, 2014
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$15	0.91x	$21	1.14x
65% - 80%	280	1.78x	452	1.71x
Less than 65%	2,623	2.54x	2,636	2.49x
Total commercial mortgage loans	$2,918	2.45x	$3,109	2.36x
The following tables present the carrying value of the Company’s mortgage loans by region and property type.

Mortgage Loans by Region
	December 31, 2015		December 31, 2014
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$66	2.3%	$64	2.1%
East South Central	14	0.5%	—	—%
Middle Atlantic	210	7.2%	272	8.7%
Mountain	4	0.1%	35	1.1%
New England	163	5.6%	146	4.7%
Pacific	933	32.0%	905	29.1%
South Atlantic	579	19.8%	532	17.1%
West North Central	1	—%	15	0.5%
West South Central	125	4.3%	125	4.0%
Other [1]	823	28.2%	1,015	32.7%
Total mortgage loans	$2,918	100%	$3,109	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	December 31, 2015		December 31, 2014
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Agricultural	$16	0.5%	$22	0.7%
Industrial	829	28.4%	989	31.8%
Lodging	26	0.9%	26	0.8%
Multifamily	557	19.1%	522	16.8%
Office	729	25.0%	723	23.3%
Retail	650	22.3%	713	22.9%
Other	111	3.8%	114	3.7%
Total mortgage loans	$2,918	100%	$3,109	100%

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Variable Interest Entities
The Company is involved with various special purpose entities and other entities that are deemed to be VIEs primarily as a collateral or investment manager and as an investor through normal investment activities, as well as a means of accessing capital through a contingent capital facility ("the facility"). For further information on the facility, see Note 7 - Debt of Notes to Consolidated Financial Statements.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements.
Consolidated VIEs
The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to the VIEs for which the Company is the primary beneficiary. Creditors have no recourse against the Company in the event of default by these VIEs nor does the Company have any implied or unfunded commitments to these VIEs. The Company’s financial or other support provided to these VIEs is limited to its collateral or investment management services and original investment.

	December 31, 2015			December 31, 2014
	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]
Investment funds [3]	$52	$11	$42	$154	$20	$138
Limited partnerships and other alternative investments	2	1	1	3	2	1
Total	$54	$12	$43	$157	$22	$139

[1]	Included in other liabilities in the Company’s Consolidated Balance Sheets.

[2]
The maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the cost basis of the Company’s investment.

[3]	Total assets included in fixed maturities, FVO, short-term investments, and equity, AFS in the Company's Consolidated Balance Sheets.
Investment funds represent fixed income funds for which the Company has management and control of investments which is the activity that most significantly impacts its economic performance. The decline in investments funds is due to redemptions paid by one of the funds. Limited partnerships represent one hedge fund of funds for which the Company holds a majority interest in the fund as an investment.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs for which the Company is not the manager which are included in ABS, CDOs, CMBS and RMBS in the AFS security table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company participates in securities lending programs to generate additional income. Through these programs, certain fixed maturities within the corporate, foreign government/government agencies, and equity securities are loaned from the Company’s portfolio to qualifying third-party borrowers in return for collateral in the form of cash or securities. Borrowers of these securities provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan for domestic and non-domestic securities, respectively. The borrower will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default, and is not reflected on the Company’s consolidated balance sheets. The fair value of the loaned securities is monitored and additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities transferred. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the consolidated balance sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s consolidated statements of operations. As of December 31, 2015, the fair value of securities on loan and the associated liability for cash collateral received was $15 and $15, respectively. The Company had no securities on loan as of December 31, 2014.
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase agreement where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of ninety days or less.
As part of repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements contain contractual provisions that require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities. Repurchase agreements include master netting provisions that provide the counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, fixed maturities do not meet the specific conditions for net presentation under U.S. GAAP. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
As of December 31, 2015, the Company reported in fixed maturities, AFS and cash on the Consolidated Balance Sheets financial collateral pledged relating to repurchase agreements of $249. The Company reported a corresponding obligation to repurchase the pledged securities of $249 in other liabilities on the Consolidated Balance Sheets. The Company had no outstanding dollar roll transactions as of December 31, 2015. The Company had no outstanding repurchase agreements or dollar roll transactions as of December 31, 2014.
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2015 and 2014 the fair value of securities on deposit was approximately $14 and $14, respectively.
Refer to Derivative Collateral Arrangements section of this note for disclosure of collateral in support of derivative transactions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2015 is limited to the total carrying value of $1.2 billion. In addition, the Company has outstanding commitments totaling approximately $299, to fund limited partnership and other alternative investments as of December 31, 2015. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2015, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $82.2 billion and $72.0 billion as of December 31, 2015 and 2014, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $14.0 billion and $9.0 billion as of December 31, 2015 and 2014, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $0.8 billion, $3.5 billion and $1.8 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. Aggregate net income (loss) of the limited partnerships in which the Company invested totaled $5.2 billion, $8.7 billion, and $7.1 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. As of, and for the period ended, December 31, 2015, the aggregated summarized financial data reflects the latest available financial information.
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or may contain features that are deemed to be embedded derivative instruments, such as the GMWB rider included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Certain derivatives the Company enters into satisfy the hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedge relationships include interest rate swaps and, to a lesser extent. foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
Interest rate swaps are used to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps are typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The non-qualifying strategies include:
Interest Rate Swaps, Swaptions, and Futures
The Company may use interest rate swaps, swaptions, and futures to manage duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2015 and 2014 the notional amount of interest rate swaps in offsetting relationships was $4.6 billion and $4.5 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps and forwards to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. During 2015, the Company entered into foreign currency forwards to hedge non-U.S. dollar denominated cash and equity securities.
Fixed Payout Annuity Hedge
The Company reinsures certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract. The Company is also exposed to credit risk related to certain structured fixed maturity securities that have embedded credit derivatives, which reference a standard index of corporate securities. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into total return swaps to hedge equity risk of specific common stock investments which are accounted for using the fair value option in order to align the accounting treatment within net realized capital gains (losses). The Company may also use equity index options to hedge the impact of an adverse equity market environment on the investment portfolio. In addition, the Company formerly offered certain equity indexed products, a portion of which contain embedded derivatives that require bifurcation. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
During 2015, the Company purchased for $11 put option contracts on West Texas Intermediate oil futures with a strike of $35 dollars per barrel in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities and therefore, these options were terminated in December 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB amount.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The Company utilizes derivatives (“GMWB hedging instruments”) as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The following table presents notional and fair value for GMWB hedging instruments.

	Notional Amount		Fair Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Customized swaps	$5,877	$7,041	$131	$124
Equity swaps, options, and futures	1,362	3,761	2	39
Interest rate swaps and futures	3,740	3,640	25	11
Total	$10,979	$14,442	$158	$174
Macro Hedge Program
The Company utilizes equity options, swaps, futures, and foreign currency options to partially hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from the guaranteed minimum death benefit ("GMDB") and GMWB obligations. The following table presents notional and fair value for the macro hedge program.

	Notional Amount		Fair Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Equity options and swaps	$4,548	$5,983	$147	$141
Foreign currency options	—	400	—	—
Total	$4,548	$6,383	$147	$141
Modified Coinsurance Reinsurance Contracts
As of December 31, 2015 and 2014, the Company had approximately $895 and $1.0 billion, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value due to interest rate and credit risks of these assets. The notional amount of the embedded derivative reinsurance contracts are the invested assets that are carried at fair value supporting the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Derivative Balance Sheet Classification
The following table summarizes the balance sheet classification of the Company’s derivative related net fair value amounts as well as the gross asset and liability fair value amounts. For reporting purposes, the Company has elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The Company has also elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Cash flow hedges
Interest rate swaps	$1,766	$2,242	$38	$37	$38	$37	$—	$—
Foreign currency swaps	143	143	(19)	(19)	7	3	(26)	(22)
Total cash flow hedges	1,909	2,385	19	18	45	40	(26)	(22)
Fair value hedges
Interest rate swaps	23	32	—	—	—	—	—	—
Total fair value hedges	23	32	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	4,710	4,857	(415)	(323)	285	385	(700)	(708)
Foreign exchange contracts
Foreign currency swaps and forwards	386	60	4	—	4	—	—	—
Fixed payout annuity hedge	1,063	1,319	(357)	(427)	—	—	(357)	(427)
Credit contracts
Credit derivatives that purchase credit protection	249	276	10	(1)	12	4	(2)	(5)
Credit derivatives that assume credit risk [1]	1,435	946	(10)	7	5	11	(15)	(4)
Credit derivatives in offsetting positions	1,435	2,175	(1)	(1)	17	21	(18)	(22)
Equity contracts
Equity index swaps and options	404	422	15	1	41	30	(26)	(29)
Variable annuity hedge program
GMWB product derivatives [2]	15,099	17,908	(262)	(139)	—	—	(262)	(139)
GMWB reinsurance contracts	3,106	3,659	83	56	83	56	—	—
GMWB hedging instruments	10,979	14,442	158	174	264	289	(106)	(115)
Macro hedge program	4,548	6,383	147	141	179	180	(32)	(39)
Other
Modified coinsurance reinsurance contracts	895	974	79	34	79	34	—	—
Total non-qualifying strategies	44,309	53,421	(549)	(478)	969	1,010	(1,518)	(1,488)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$46,241	$55,838	$(530)	$(460)	$1,014	$1,050	$(1,544)	$(1,510)
Balance Sheet Location
Fixed maturities, available-for-sale	$184	$186	$(1)	$1	$—	$1	$(1)	$—
Other investments	11,837	13,588	250	339	360	478	(110)	(139)
Other liabilities	15,071	19,473	(653)	(725)	492	481	(1,145)	(1,206)
Reinsurance recoverables	4,000	4,633	162	90	162	90	—	—
Other policyholder funds and benefits payable	15,149	17,958	(288)	(165)	—	—	(288)	(165)
Total derivatives	$46,241	$55,838	$(530)	$(460)	$1,014	$1,050	$(1,544)	$(1,510)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Change in Notional Amount
The net decrease in notional amount of derivatives since December 31, 2014 was primarily due to the following:

•
The decline in notional amount related to the GMWB hedging instruments and the macro hedge program was primarily driven by portfolio re-positioning, a decline in equity markets, and the expiration of certain options. The decline in the GMWB product related notional amount was primarily driven by policyholder lapses and partial withdrawals.

•	The decline in notional amount associated with interest rate derivatives was primarily driven by maturities of the derivatives.

•
These declines were partially offset by an increase in notional amount related to credit derivatives that assume credit risk as a means to earn credit spread while re-balancing within certain fixed maturity sectors.

•
Additional increases in notional related to foreign currency swaps and forwards were primarily driven by the purchase of foreign currency forwards to hedge Japanese yen-denominated cash and equity securities.

Change in Fair Value
The net decrease in the total fair value of derivative instruments since December 31, 2014 was primarily related to the following:

•
The decrease in fair value related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

•	The decrease in fair value of non-qualifying interest rate derivatives was primarily due to an increase in interest rates.

•	The increase in fair value of fixed payout annuity hedges was primarily driven by the maturity of a currency swap, partially offset by an increase in interest rates.

•
The increase in the fair value associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates.

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.
As of December 31, 2015

	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1]	Accrued Interest and Cash Collateral Received [2]	Financial Collateral Received [4]	Net Amount
Description
Other investments	$852	$692	$250	$(90)	$99	$61

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Derivative Liabilities [3]	Accrued Interest and Cash Collateral Pledged [3]	Financial Collateral Pledged [4]	Net Amount
Description
Other liabilities	$(1,255)	$(499)	$(653)	$(103)	$(753)	$(3)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

As of December 31, 2014

	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1]	Accrued Interest and Cash Collateral Received [2]	Financial Collateral Received [4]	Net Amount
Description
Other investments	$959	$801	$339	$(181)	$83	$75

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Derivative Liabilities [3]	Accrued Interest and Cash Collateral Pledged [3]	Financial Collateral Pledged [4]	Net Amount
Description
Other liabilities	$(1,345)	$(574)	$(722)	$(49)	$(900)	$129

[1]	Included in other investments in the Company's Consolidated Balance Sheets.

[2]	Included in other assets in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivatives instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Capital Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	2015	2014	2013	2015	2014	2013
Interest rate swaps	$3	$34	$(158)	$—	$2	$(2)
Foreign currency swaps	—	(10)	12	—	—	—
Total	$3	$24	$(146)	$—	$2	$(2)

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2015	2014	2013
Interest rate swaps	Net realized capital gains (losses)	$(1)	$(1)	$70
Interest rate swaps	Net investment income (loss)	33	50	57
Foreign currency swaps	Net realized capital gains (losses)	(9)	(13)	4
Total		$23	$36	$131
As of December 31, 2015, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $21. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

During the years ended December 31, 2015, 2014, and 2013, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The Company recognized in income gains (losses) representing the ineffective portion of fair value hedges as follows:

Derivatives in Fair Value Hedging Relationships
	Gain (Loss) Recognized in Income [1]
	2015		2014		2013
	Derivative	Hedged Item	Derivative	Hedged Item	Derivative	Hedged Item
Interest rate swaps
Net realized capital gains (losses)	$—	$—	$(2)	$4	$27	$(24)
Foreign currency swaps
Net realized capital gains (losses)	—	—	—	—	1	(1)
Benefits, losses and loss adjustment expenses	—	—	—	—	(2)	2
Total	$—	$—	$(2)	$4	$26	$(23)

[1]
The amounts presented do not include the periodic net coupon settlements of the derivative or the coupon income (expense) related to the hedged item. The net of the amounts presented represents the ineffective portion of the hedge.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses). The following table presents the gain or loss recognized in income on non-qualifying strategies:

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2015	2014	2013
Interest rate contracts
Interest rate swaps, caps, floors, and forwards	$(7)	$(6)	$(5)
Foreign exchange contracts
Foreign currency swaps and forwards	5	4	4
Fixed payout annuity hedge [1]	(21)	(148)	(268)
Japanese fixed annuity hedging instruments [2]	—	22	(207)
Credit contracts
Credit derivatives that purchase credit protection	3	(6)	(20)
Credit derivatives that assume credit risk	(4)	10	46
Equity contracts
Equity index swaps and options	19	7	(22)
Commodity contracts
Commodity options	(5)	—	—
Variable annuity hedge program
GMWB product derivatives	(59)	(2)	1,306
GMWB reinsurance contracts	17	4	(192)
GMWB hedging instruments	(45)	3	(852)
Macro hedge program	(46)	(11)	(234)
International program hedging instruments	—	(126)	(963)
Other
GMAB, GMWB, and GMIB reinsurance contracts	—	579	1,107
Modified coinsurance reinsurance contracts	46	395	(1,405)
Derivatives formerly associated with Japan [3]	—	(2)	—
Total [4]	$(97)	$723	$(1,705)

[1]
The associated liability is adjusted for changes in spot rates through realized capital gains and was $4, $116 and $250 for the years ended December 31, 2015, 2014 and 2013, respectively, which is not presented in this table.

[2]	The associated liability is adjusted for changes in spot rates through realized capital gains and losses and was $(51) and $324 for the years ended December 31, 2014, and 2013, respectively.

[3]	These amounts relate to the termination of the hedging program associated with the Japan variable annuity product due to the sale of HLIKK.

[4]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

For the year ended December 31, 2015 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

•
The net loss related to the yen denominated fixed payout annuity hedge was primarily driven by a decline in long term interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

•
The net gain related to equity derivatives was primarily driven by a total return swap used to hedge equity securities that increased due to a decline in Japanese equity markets since inception. An offsetting change in value was recorded on the equity securities since the Company has elected the fair value option in order to align the accounting with the derivative, resulting in changes in value on both the equity securities and the derivative recorded in net realized capital gains and losses. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

•
The net loss related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

•	The net loss on the macro hedge program was primarily due to time decay on options.

•
The gain associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates. The assets remain on the Company's books and the Company recorded an offsetting gain in AOCI as a result of the increase in market value of the bonds.

In addition, for the years ended December 31, 2015 and 2014, the Company recognized gains of $2 and $12, respectively, due to cash recovered on derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc. The derivative receivables were the result of the contractual collateral threshold amounts and open collateral calls prior to the bankruptcy filing as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing. For the year ended December 31, 2013, there were no recognized gains due to derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc.
For the year ended December 31, 2014 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

•
The net gain on the GMIB, GMAB, and GMWB reinsurance contracts was driven by the sale of HLIKK and concurrent recapture of the associated risks by HLIKK. For further discussion on the sale, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to the Consolidated Financial Statements.

•
The net gain on the coinsurance and modified coinsurance reinsurance contracts was primarily due to the termination of a certain reinsurance contract, which was with an affiliated captive reinsurer and was accounted for as an embedded derivative. For a discussion related to the reinsurance agreement and the termination, refer to Note 4 - Reinsurance, and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

•	The net losses related to the yen denominated fixed payout annuity hedge were driven by a decline is interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

•	The net losses related to the international program hedging instruments was primarily driven by an improvement in global equity markets and declines in volatility levels and interest rates.
For the year ended December 31, 2013 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily due to the following:

•	The net loss associated with the international program hedging instruments was primarily driven by an improvement in global equity markets and depreciation of the Japanese yen in relation to the euro.

•
The net gain related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by revaluing the liability for living benefits resulting from favorable policyholder behavior largely related to increased full surrenders and liability assumption updates for partial lapses and withdrawal rates.

•
The net gain associated with GMAB, GMWB, and GMIB reinsurance contracts, which are reinsured to an affiliated captive reinsurer, was primarily due to a depreciation of the Japanese yen and an improvement in equity markets.

•
The net loss on the coinsurance and modified coinsurance reinsurance agreement, which is accounted for as a derivative instrument primarily offsets the net gain on GMAB, GMWB, and GMIB reinsurance contracts. For a discussion related to the reinsurance agreement refer to Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

•	The net loss related to the fixed payout annuity hedge was primarily driven by a depreciation of the Japanese yen in relation to the U.S. dollar.
The net loss on the macro hedge program was primarily due to an improvement in domestic equity markets, an increase in interest rates, and a decline in equity volatility.
For additional disclosures regarding contingent credit related features in derivative agreements refer to Note 9 - Commitments and Contingencies of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
The following tables present the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amounts and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2015 and 2014.
As of December 31, 2015

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$118	$—	1 year	Corporate Credit/ Foreign Gov.	BBB+	$115	$(1)
Below investment grade risk exposure	43	(2)	2 years	Corporate Credit	CCC+	43	1
Basket credit default swaps [4]
Investment grade risk exposure	1,265	7	4 years	Corporate Credit	BBB+	345	(2)
Below investment grade risk exposure	—	—		Corporate Credit		—	—
Investment grade risk exposure	503	(14)	6 years	CMBS Credit	AAA-	141	1
Below investment grade risk exposure	74	(13)	1 year	CMBS Credit	CCC	74	13
Embedded credit derivatives
Investment grade risk exposure	150	148	1 year	Corporate Credit	A+	—	—
Total [5]	$2,153	$126				$718	$12

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

As of December 31, 2014

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$212	$3	3 years	Corporate Credit/ Foreign Gov.	A-	$163	$(3)
Below investment grade risk exposure	4	—	1 year	Corporate Credit	CCC	4	—
Basket credit default swaps [4]
Investment grade risk exposure	1,240	14	4 years	Corporate Credit	BBB+	667	(6)
Below investment grade risk exposure	9	(1)	5 years	Corporate Credit	BBB-	—	—
Investment grade risk exposure	344	(4)	5 years	CMBS Credit	AA	179	2
Below investment grade risk exposure	75	(11)	2 years	CMBS Credit	CCC+	75	11
Embedded credit derivatives
Investment grade risk exposure	150	147	2 years	Corporate Credit	A	—	—
Total [5]	$2,034	$148				$1,088	$4

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Includes $1.8 billion and $1.7 billion as of December 31, 2015 and 2014, respectively, of notional amount on swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2015 and 2014, the Company pledged cash collateral associated with derivative instruments with a fair value of $173 and $16, respectively, for which the collateral receivable has been primarily included within other assets on the Company's Consolidated Balance Sheets. As of December 31, 2015 and 2014, the Company also pledged securities collateral associated with derivative instruments with a fair value of $873 and $900, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2015 and 2014, the Company accepted cash collateral associated with derivative instruments of $341 and $33, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other liabilities. The Company also accepted securities collateral as of December 31, 2015 and 2014 with a fair value of $100 and $83, respectively, of which the Company has the ability to sell or repledge $100 and $83, respectively. As of December 31, 2015 and 2014, the Company had no repledged securities and did not sell any securities. In addition, as of December 31, 2015 and 2014, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.
4. Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers. The Company has ceded reinsurance in connection with the sales of its Retirement Plans and Individual Life businesses in 2013 to MassMutual and Prudential, respectively.
Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK became responsible for all liabilities of the recaptured business. HLAI has, however, continued to provide reinsurance for yen denominated fixed payout annuities approximating $619, as of December 31, 2015. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,094, $845, and $915 for the years ended December 31, 2015, 2014, and 2013, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, $365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR. Under this transaction, the Company ceded $5 and $31 for the years ended December 31, 2014 and 2013, respectively. For further information regarding the WRR reinsurance agreement, see Note 10- Transactions with Affiliates of Notes to Consolidated Financial Statements.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for unpaid losses and loss adjustment expenses.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2015	2014
Future policy benefits and unpaid loss and loss adjustment expenses and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,993	$18,606
Other reinsurers	1,506	1,447
Gross reinsurance recoverables	$20,499	$20,053
As of December 31, 2015, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.4 billion, respectively. As of December 31, 2014, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.0 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. Net of invested assets held in trust, as of December 31, 2015, the Company has $1.6 billion of reinsurance recoverables from Prudential representing approximately 20% of the Company's consolidated stockholder's equity. As of December 31, 2015, the Company has no other reinsurance-related concentrations of credit risk greater than 10% of the Company’s consolidated stockholder's equity.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

No allowance for uncollectible reinsurance is required as of December 31, 2015 and December 31, 2014. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2015	2014	2013
Gross earned premiums, fee income and other	$2,877	$3,228	$3,502
Reinsurance assumed	113	74	13
Reinsurance ceded	(1,801)	(2,060)	(1,869)
Net earned premiums, fee income and other	$1,189	$1,242	$1,646
5. Deferred Policy Acquisition Costs
Changes in the DAC balance are as follows:

	For the years ended December 31,
	2015	2014	2013
Balance, beginning of period	$521	$689	$3,072
Deferred costs	7	14	16
Amortization — DAC	(82)	(110)	(124)
Amortization — Unlock benefit (charge), pre-tax	13	(96)	(104)
Amortization — DAC related to business dispositions [1] [2]	—	—	(2,229)
Adjustments to unrealized gains and losses on securities AFS and other	83	24	58
Balance, end of period	$542	$521	$689

[1]
Includes accelerated amortization of $352 and $2,374 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively, in 2013. For further information, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

[2]	Includes previously unrealized gains on securities AFS of $148 and $349 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively, in 2013.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Separate Accounts, Death Benefits and Other Insurance Benefit Features
Changes in the gross GMDB/GMWB and universal life secondary guarantee benefits are as follows:

	GMDB/GMWB [1]	Universal Life Secondary Guarantees
Liability balance as of January 1, 2015	$812	$2,041
Incurred [2]	163	272
Paid	(112)	—
Liability balance as of December 31, 2015	$863	$2,313
Reinsurance recoverable asset, as of January 1, 2015	$480	$2,041
Incurred [2]	132	272
Paid	(89)	—
Reinsurance recoverable asset, as of December 31, 2015	$523	$2,313

	GMDB/GMWB [1]	Universal Life Secondary Guarantees
Liability balance as of January 1, 2014	$849	$1,802
Incurred [2]	73	239
Paid	(110)	—
Liability balance as of December 31, 2014	$812	$2,041
Reinsurance recoverable asset, as of January 1, 2014	$533	$1,802
Incurred [2]	32	239
Paid	(85)	—
Reinsurance recoverable asset, as of December 31, 2014	$480	$2,041

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the return of the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

 The following table provides details concerning GMDB/GMWB exposure as of December 31, 2015:

Account Value by GMDB/GMWB Type
Maximum anniversary value (“MAV”) [1]	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV only	$14,540	$2,743	$477	70
With 5% rollup [2]	1,257	227	77	71
With Earnings Protection Benefit Rider (“EPB”) [3]	3,697	490	77	69
With 5% rollup & EPB	487	107	23	72
Total MAV	19,981	3,567	654
Asset Protection Benefit ("APB") [4]	11,707	519	346	69
Lifetime Income Benefit ("LIB") – Death Benefit [5]	516	9	9	69
Reset [6] (5-7 years)	2,582	32	32	70
Return of Premium ("ROP") [7] /Other	9,459	71	64	68
Subtotal Variable Annuity with GMDB/GMWB [10]	$44,245	$4,198	$1,105	69
Less: General Account Value with GMDB/GMWB	3,822
Subtotal Separate Account Liabilities with GMDB	40,423
Separate Account Liabilities without GMDB	79,688
Total Separate Account Liabilities	$120,111

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $7.0 billion of total account value and weighted average attained age of 71 years. There is no NAR or retained NAR related to these contracts.

The account balances of contracts with guarantees were invested in variable separate accounts as follows:

Asset type	December 31, 2015	December 31, 2014
Equity securities (including mutual funds)	$36,970	$44,786
Cash and cash equivalents	3,453	4,066
Total	$40,423	$48,852
As of December 31, 2015 and December 31, 2014, approximately 17% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
7. Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $1.2 billion in qualifying assets to secure FHLBB advances for 2016. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2015, the Company had no advances outstanding under the FHLBB facility.
8. Income Taxes
The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2015	2014	2013
Income Tax Expense (Benefit)
Current - U.S. Federal	$36	$(339)	$(208)
Deferred - U.S. Federal	(6)	523	257
Total income tax expense	$30	$184	$49
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2015	2014
Tax basis deferred policy acquisition costs	$119	$124
Unearned premium reserve and other underwriting related reserves	4	12
Investment-related items	524	1,094
Insurance product derivatives	90	44
Net operating loss carryover	1,166	1,116
Alternative minimum tax credit	232	246
Foreign tax credit carryover	122	58
Other	16	—
Total Deferred Tax Assets	2,273	2,694
Net Deferred Tax Assets	2,273	2,694
Deferred Tax Liabilities
Financial statement deferred policy acquisition costs and reserves	(220)	(585)
Net unrealized gain on investments	(432)	(816)
Employee benefits	(40)	(39)
Depreciable and amortizable assets	—	(1)
Other	—	(16)
Total Deferred Tax Liabilities	(692)	(1,457)
Net Deferred Tax Asset	$1,581	$1,237
The Company has a current income tax receivable of $276 and $231 as of December 31, 2015 and 2014, respectively.
If the Company were to follow a “separate entity” approach, the current tax benefit related to any of the Company’s tax attributes realized by virtue of its inclusion in The Hartford’s consolidated tax return would have been recorded directly to equity rather than income. These benefits were $0, $0 and $0 for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company believes it is more likely than not the deferred tax assets will be fully realized. Consequently no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities held, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,333 and $3,189, respectively. If unutilized, $3,331 of the losses expire from 2023-2033. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.
Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future consolidated group earnings which includes earnings from non-life companies in the group, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to alternative minimum tax credit carryover of $232 and $246 and foreign tax credit carryover of $122 and $58 respectively. The alternative minimum tax credits have no expiration date and the foreign tax credit carryover expire from 2019 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal consolidated group taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided on either the alternative minimum tax carryover or foreign tax credit carryover.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007. The audit of the years 2007-2011 were concluded in 2015, with no material impact on the consolidated financial condition or results of operations. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2016.
Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2015 reflects a $36 net reduction in the provision for income taxes from intercompany tax settlements.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	For the years ended December 31,
	2015	2014	2013
Tax provision at the U.S. federal statutory rate	$186	$301	$196
Dividends received deduction ("DRD")	(152)	(109)	(135)
Foreign related investments	(3)	(8)	(7)
Other	(1)	—	(5)
Provision for income taxes	$30	$184	$49
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD.
9. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits and unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $9, $7 and $2 for the years ended December 31, 2015, 2014 and 2013, respectively. Future minimum lease commitments as of December 31, 2015 are immaterial.
Unfunded Commitments
As of December 31, 2015, the Company has outstanding commitments totaling $378, of which $299 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $76 of the outstanding commitments are related to various funding obligations associated with private placement securities. The remaining outstanding commitments of $3 relate to mortgage loans the Company is expecting to fund in the first half of 2016.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2015 and 2014, the liability balance was $15. As of December 31, 2015 and 2014, $27 related to premium tax offsets was included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2015, was $870. Of this $870 the legal entities have posted collateral of $998 in the normal course of business. In addition, the Company has posted collateral of $34 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2015, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we would post, if required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
10. Transactions with Affiliates
Parent Company Transactions
Transactions of the Company with Hartford Fire, Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased annuity contracts from the Company to fund structured settlement periodic payment obligations as part of claims settlements with The Hartford's property and casualty subsidiaries and self-insured entities. As of December 31, 2015 and 2014, the Company had $53 and $54, respectively, of reserves for claim annuities purchased by affiliated entities. For the years ended December 31, 2015, 2014 and 2013, the Company recorded earned premiums of $3, $3, and $8 for these intercompany claim annuities. Reserves for annuities issued by the Company to The Hartford's property and casualty subsidiaries to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $746 and $776 as of December 31, 2015 and 2014, respectively.
Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods that would include a blend of revenue, expense and capital.
The Company has issued a guarantee to retirees and vested terminated employees (“Retirees”) of The Hartford Retirement Plan for Employees (“the Plan”) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2015 and 2014, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Assumed from Affiliates
The Company and HLAI formerly reinsured certain fixed annuity products and variable annuity product GMDB, GMIB, GMWB and GMAB riders from HLIKK, a former Japanese affiliate that was sold on June 30, 2014 to ORIX Life Insurance Corporation. As of December 31, 2013, $2.6 billion of fixed annuity account value had been assumed by the Company and HLAI.
Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. This recapture resulted in the Company and HLAI transferring approximately $1.6 billion of assets supporting the recaptured reserves. The Company recognized a loss on this recapture of $213. Upon closing, HLIKK is responsible for all liabilities of the recaptured business.
HLAI continues to provide reinsurance for yen denominated fixed payout annuities approximating $619 and $763 as of December 31, 2015 and 2014, respectively.
Reinsurance Ceded to Affiliates
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, 365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR, following receipt of approval from the CTDOI and Vermont Department of Financial Regulation. As a result, the Company reclassified $310 in aggregate reserves for annuity contracts from funds withheld within Other liabilities to Other policyholder funds and benefits payable. The Company recognized a gain of $213 in the year ended December 31, 2014 resulting from the termination of derivatives associated with the reinsurance transaction. On April 30, 2014, The Hartford dissolved WRR which resulted in WRR paying off a $655 surplus note and returning $367 in capital to The Hartford, all of which was contributed as capital to HLAI to support the recaptured risks.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The impact of the modco and coinsurance with funds withheld reinsurance agreement with WRR on the Company’s Consolidated Statements of Operations prior to termination in 2014 was as follows:

	For the years ended December 31,
	2014	2013
Earned premiums	$(5)	$(31)
Net realized losses [1]	(103)	(1,665)
Total revenues	(108)	(1,696)
Benefits, losses and loss adjustment expenses	(1)	(8)
Insurance operating costs and other expenses	(4)	(1,158)
Total expenses	(5)	(1,166)
Loss before income taxes	(103)	(530)
Income tax benefit	(36)	(185)
Net loss	$(67)	$(345)

[1]	Amounts represent the change in valuation of the derivative associated with this transaction.
Champlain Life Reinsurance Company
Effective November 1, 2007, HLAI entered into a modco and coinsurance with funds withheld agreement with Champlain Life Reinsurance Company ("Champlain Life"), an affiliate captive insurance company, to provide statutory surplus relief for certain life insurance policies. The agreement was accounted for as a financing transaction in accordance with U.S. GAAP. Simultaneous with the sale of the Individual Life business to Prudential, HLAI recaptured the business assumed by Champlain Life. As a result, on January 2, 2013, HLAI was relieved of its funds withheld obligation to Champlain Life of $691; HLAI paid a recapture fee of $347 to Champlain Life; and, HLAI recognized a pre-tax gain of $344 ($224 after-tax). HLAI simultaneously ceded the recaptured reserves to Prudential and recognized the gain on recapture as part of the reinsurance loss on disposition.
11. Statutory Results
The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2015	2014	2013
Combined statutory net income	$371	$132	$1,290
Statutory capital	$4,939	$5,564	$5,005
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries as performed under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 400% of their Company Action Levels as of December 31, 2015 and 2014. The reporting of RBC ratios is not intended for the purpose of ranking any company, or for use in connection with any marketing, advertising of promotional activities.
Dividends and Capital Contributions
Dividends to the Company from its insurance subsidiaries are restricted, as is the ability of the Company to pay dividends to its parent company. Future dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of the Company on a stand-alone basis and the impact of regulatory restrictions.
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer’s earned surplus, it requires the prior approval of the CTDOI. The insurance holding company laws of the other jurisdictions in which the Company’s insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends.
In 2015 the Company paid dividends of approximately $1.0 billion to its parent, based on the approval of the CTDOI.
The Company’s subsidiaries are permitted to pay up to a maximum of approximately $415 in dividends without prior approval from the applicable insurance commissioner. On January 29, 2016, Hartford Life and Annuity paid an extraordinary dividend of $500 to the Company which was subsequently paid as an extraordinary dividend to HLI. As a result of this dividend, the Company has no ordinary dividend capacity remaining for the year.
The Company anticipates paying an additional $250 of extraordinary dividends to its parent during 2016, subject to regulatory approval.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Year Ended December 31, 2014
On January 30, 2014, The Company received approval from the CTDOI for HLAI and HLIC to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014.   All of the issued and outstanding equity of the Company was then distributed from HLA to Hartford Life, Inc ("HLI"). On April 30, 2014, The Hartford contributed capital of approximately $1.0 billion to HLAI in connection with the dissolution of WRR. For further discussion of transactions with WRR, see Note 10 - Transactions with Affiliates. On July 8, 2014, The Hartford received approval from the CTDOI for HLAI to dividend approximately $500 to HLIC. This dividend was paid on July 15, 2014 and then distributed to HLI.
12. Discontinued Operations and Business Dispositions
Discontinued Operations
Sale of Hartford Life International Limited ("HLIL")
On December 12, 2013, the Company completed the sale of all of the issued and outstanding equity of HLIL, an indirect wholly-owned subsidiary of the Company, in a cash transaction to Columbia Insurance Company, a Berkshire Hathaway company, for approximately $285. At closing, HLIL’s sole asset was its subsidiary, Hartford Life Limited ("HLL"), a Dublin-based company that sold variable annuities in the U.K. from 2005 to 2009. The sale transaction resulted in an after-tax loss of $51 upon disposition in the year ended December 31, 2013. The operations of the Company's U.K. variable annuity business meet the criteria for reporting as discontinued operations.
The results of operations reflected as discontinued operations in the Consolidated Statements of Operations, consisting of amounts related to HLIL, is as follows:

For the year ended December 31,
2013
Revenues
Earned Premiums	$(23)
Fee income and other	14
Net investment income
Securities available-for-sale and other	(3)
Equity securities, trading	139
Total net investment income	136
Net realized capital gains (losses)	(14)
Total revenues	113
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	2
Benefits, losses and loss adjustment expenses - returns credited on international variable annuity	139
Amortization of DAC	—
Insurance operating costs and other expenses	(33)
Total benefits, losses and expenses	108
Income before income taxes	5
Income tax benefit	(5)
Income from operations of discontinued operations, net of tax	10
Net realized capital losses on disposal, net of tax	(51)
Income (loss) from discontinued operations, net of tax	$(41)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Discontinued Operations and Business Dispositions (continued)
Business Dispositions
Sale of Retirement Plans
On January 1, 2013, HLI completed the sale of its Retirement Plans business to MassMutual for a ceding commission of $355. The business sold included products and services to corporations pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. The sale was structured as a reinsurance transaction and resulted in an after-tax gain of $45 for the year ended December 31, 2013. The Company recognized $565 in reinsurance loss on disposition including a reduction in goodwill of $87, offset by $634 in realized capital gains for a $69 impact to income, pre-tax.
Upon closing, the Company reinsured $9.2 billion of policyholder liabilities and $26.3 billion of separate account liabilities under an indemnity reinsurance arrangement. The reinsurance transaction does not extinguish the Company's primary liability on the insurance policies issued under the Retirement Plans business. The Company also transferred invested assets with a carrying value of $9.3 billion, net of the ceding commission, to MassMutual and recognized other non-cash decreases in assets totaling $100 relating to deferred acquisition costs, deferred income taxes, goodwill, and other assets associated with the disposition. The Company continued to sell retirement plans during the transition period which ended on June 30, 2014. MassMutual has assumed all expenses and risks for these sales through the reinsurance agreement.
Sale of Individual Life
On January 2, 2013 HLI completed the sale of its Individual Life insurance business to Prudential for consideration of $615, consisting primarily of a ceding commission, of which $590 is attributable to the Company. The business sold included variable universal life, universal life, and term life insurance. The sale was structured as a reinsurance transaction and resulted in a loss on business disposition in 2013 consisting of a reinsurance loss partially offset by realized capital gains and a goodwill impairment loss of $61, pre-tax, in 2012.
Upon closing the Company recognized an additional reinsurance loss on disposition of $927, including a reduction in goodwill of $163 offset by realized capital gains of $927 for a $0 impact on income, pre-tax. In addition, the Company reinsured $8.3 billion of policyholder liabilities and $5.3 billion of separate account liabilities under indemnity reinsurance arrangements. The reinsurance transaction does not extinguish the Company's primary liability under the Individual Life business. The Company also transferred invested assets with a carrying value of $7.6 billion, exclusive of $1.4 billion assets supporting the modified coinsurance agreement, net of cash transferred in place of short-term investments, to Prudential and recognized other non-cash decreases in assets totaling $1.8 billion relating to deferred acquisition costs, deferred income taxes, goodwill and other assets, and other non-cash decreases in liabilities totaling $1.9 billion relating to other liabilities associated with the disposition. The Company continued to sell life insurance products and riders during the transition period which ended on June 30, 2014. Prudential has assumed all expenses and risk for these sales through the reinsurance agreement.
Composition of Invested Assets Transferred
The following table summarizes invested assets transferred by the Company in 2013 in connection with the sale of the Retirement Plans and Individual Life businesses.

Carrying Value
As of December 31, 2012
Fixed maturities, at fair value (amortized cost of $13,596) [1]	$15,015
Equity securities, AFS, at fair value (cost of $27) [2]	28
Fixed maturities, at fair value using the FVO [3]	16
Mortgage loans (net of allowances for loan losses of $1)	1,288
Policy loans, at outstanding balance	542
Total invested assets transferred	$16,889

[1]	Includes $14.4 billion and $657 of securities in level 2 and 3 of the fair value hierarchy, respectively.

[2]	All equity securities transferred are included in level 2 of the fair value hierarchy.

[3]	All FVO securities transferred are included in level 3 of the fair value hierarchy.

13. Restructuring and Other Costs
The Company has completed the restructuring activities initiated in 2011 and 2012. Termination benefits related to workforce reductions and lease and other contract terminations have been accrued through December 31, 2015. For related discussion of the Company's business disposition transactions, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
The Company has completed substantially all of its restructuring activities related to consolidation of its real estate operations initiated in 2013 consistent with the Company's strategic business realignment.
Restructuring and other costs, pre-tax incurred by the Company in connection with these activities were as follows:

	For the years ended December 31,
	2015	2014	2013
Severance benefits and related costs	$1	$8	$7
Professional fees	—	—	15
Asset impairment charges	—	9	5
Total restructuring and other costs	$1	$17	$27
The tables below provide roll-forwards for accrued restructuring and other costs included in other liabilities in the Consolidated Balance Sheets.

	For the year ended December 31, 2015
	Severance Benefits and Related Costs	Professional Fees	Asset Impairment Charges	Total Restructuring and Other Costs
Balance, beginning of period	$4	$—	$—	$4
Accruals/provisions	1	—	—	1
Payments/write-offs	(5)	—	—	(5)
Balance, end of period	$—	$—	$—	$—

	For the year ended December 31, 2014
	Severance Benefits and Related Costs	Professional Fees	Asset Impairment Charges	Total Restructuring and Other Costs
Balance, beginning of period	$1	$—	$—	$1
Accruals/provisions	8	—	9	17
Payments/write-offs	(5)	—	(9)	(14)
Balance, end of period	$4	$—	$—	$4
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Changes in AOCI, net of tax, by component consist of the following:
For the year ended December 31, 2015

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593
For the year ended December 31, 2014

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$495	$79	$—	$574
OCI before reclassifications	660	14	(3)	671
Amounts reclassified from AOCI	(1)	(23)	—	(24)
OCI, net of tax	659	(9)	(3)	647
Ending balance	$1,154	$70	$(3)	$1,221
For the year ended December 31, 2013

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,752	$258	$(23)	$1,987
OCI before reclassifications	(352)	(94)	23	(423)
Amounts reclassified from AOCI	(905)	(85)	—	(990)
OCI, net of tax	(1,257)	(179)	23	(1,413)
Ending balance	$495	$79	$—	$574

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

	Amount Reclassified from AOCI
AOCI	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities [1]	$(27)	$1	$1,392	Net realized capital gains (losses)
	(27)	1	1,392	Total before tax
	(9)	—	487	Income tax expense
	$(18)	$1	$905	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps [2]	$(1)	$(1)	$70	Net realized capital gains (losses)
Interest rate swaps	33	50	57	Net investment income
Foreign currency swaps	(9)	(13)	4	Net realized capital gains (losses)
	23	36	131	Total before tax
	8	13	46	Income tax expense
	$15	$23	$85	Net income
Total amounts reclassified from AOCI	$(3)	$24	$990	Net income

[1]	The December 31, 2013 amounts includes $1.5 billion of net unrealized gains on securities relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	The December 31, 2013 amounts includes $71 of net gains on cash flow hedging instruments relating to the sales of the Retirement Plans and Individual Life businesses.
15. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Total revenues	$668	$495	$702	$1,396	$630	$789	$499	$682
Total benefits, losses and expenses	483	451	461	826	500	699	525	525
Net income	145	57	230	399	118	91	7	130
Less: Net income (loss) attributable to the noncontrolling interest	—	1	—	(1)	1	3	(1)	(2)
Net income attributable to Hartford Life Insurance Company	$145	$56	$230	$400	$117	$88	$8	$132

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement.(2)
	(3)	(b) Form of the Sales Agreement.(3)
	(4)	Form of Individual Flexible Premium Variable Annuity Contract.(4)
	(5)	Form of Application.(4)
	(6)	(a) Articles of Incorporation of Hartford.(2)
	(6)	(b) Bylaws of Hartford.(2)
	(7)	Form of Reinsurance Agreement.(2)
	(8)	Form of Fund Participation Agreement.(5)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial statements are omitted.
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-80738, dated May 1, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement, File No. 333-148564, filed on February 9, 2009.

(3) Incorporated by reference to Post Effective Amendment No. 3, to the Registration Statement File No. 33-80738, dated May 1, 1996.

(4) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101923, filed on April 7, 2003.

(5) Incorporated by reference to Post Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(6) Incorporated by reference to Post Effective Amendment No. 12, to the Registration Statement File No. 333-69485, filed on April 9, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement, File No. 333-119414 filed on April 9, 2007.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Csaba Gabor	Chief Compliance Officer of Separate Accounts
John W. Gallant	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Vernon Meyer (1)	Senior Vice President
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Chief Compliance Officer of Talcott Resolution, Vice President, Assistant General Counsel
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

* Denotes Board of Directors.

(1) Address: 100 Matsonford Road, Radnor PA 19087

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement File No. 333-176150, filed on April 21, 2016.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2016, there were 1,610 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner (1)	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (2)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 1500 Liberty Ridge Dr., Wayne, PA 19087
(2) Address: 500 Bielenberg Drive, Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on April 21, 2016.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 21, 2016

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(26)	Organizational Chart.
(99)	Power of Attorney